REGISTRATION NO. 333-77493
===============================================================================


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


     |X| PRE-EFFECTIVE AMENDMENT NO. 1     | | POST-EFFECTIVE AMENDMENT NO. __


                      (CHECK APPROPRIATE BOX OR BOXES)

                             THE LAZARD FUNDS, INC.
                               ------------------

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 (800) 632-6000
                                 --------------
                        (AREA CODE AND TELEPHONE NUMBER)

                 30 ROCKEFELLER PLAZA, NEW YORK, NEW YORK 10112
                 -----------------------------------------------
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: NUMBER,
                         STREET, CITY, STATE, ZIP CODE)

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                          WILLIAM G. BUTTERLY III, ESQ.
                           C/O THE LAZARD FUNDS, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112

                                    COPY TO:

                             STUART H. COLEMAN, ESQ.
                          STROOCK & STROOCK & LAVAN LLP
                                 180 MAIDEN LANE
                          NEW YORK, NEW YORK 10038-4982

          APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement is declared effective.

          Registrant is registering shares of common stock, par value $.001 per share. No filing fee is required because Registrant previously registered 1,550,000,000 shares on Form N-1A (Registration Nos. 33-40682, 811-06312)
pursuant to Rule 24f-2 under the Investment Company Act of 1940.


          It is proposed that this filing will become effective on June 1, 1999 pursuant to Rule 488.

                             THE LAZARD FUNDS, INC.
                                    Form N-14

                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

                                                   PROSPECTUS/PROXY STATEMENT
FORM N-14 ITEM NO.                                 CAPTION
------------------                                 ----------------------------

PART A

Item 1.    Beginning of Registration               Cover Page
           Statement and Outside Front Cover
           Page of Prospectus

Item 2.    Beginning and Outside Back Cover        Cover Page
           Page of Prospectus

Item 3.    Synopsis Information and Risk           Summary
           Factors

Item 4.    Information About the Transaction       Letter to Shareholders;
                                                   Summary; Reasons for the
                                                   Exchange; Information About
                                                   the Exchange

Item 5.    Information About the Registrant        Letter to Shareholders;
                                                   Additional Information About
                                                   Each Portfolio

Item 6.    Information About the Company           Letter to Shareholders;
                                                   Additional Being Acquired
                                                   Information About Each
                                                   Portfolio

Item 7.    Voting Information                      Letter to Shareholders;
                                                   Voting Information

Item 8.    Interest of Certain Persons and         Not Applicable
           Experts

Item 9.    Additional Information Required         Not Applicable
           for Reoffering by Persons Deemed
           to be Underwriters

                                                   STATEMENT OF ADDITIONAL
                                                   INFORMATION CAPTION
PART B                                             ------------------------
------

Item 10.   Cover Page                              Statement of Additional
                                                   Information Cover Page

Item 11.   Table of Contents                       Not Applicable


Item 12.   Additional Information about the        Statement of Additional
                                                   Information Registrant of The
                                                   Lazard Funds, Inc. dated May
                                                   1, 19991

Item 13.   Additional Information about the        Statement of Additional
                                                   Information Company being
                                                   Acquired of The Lazard Funds,
                                                   Inc. dated May 1, 19991

Item 14.   Financial Statements                    Statement of Additional
                                                   Information of The Lazard
                                                   Funds, Inc. dated May 1,
                                                   19991

PART C

Item 15.   Indemnification

Item 16.   Exhibits

Item 17.   Undertakings


-------------------
1 Incorporated herein by reference to the Registration Statement of the Registrant on Form N-1A dated May 1, 1999 (File No. 33-40682).

                          LAZARD BANTAM VALUE PORTFOLIO
                           c/o The Lazard Funds, Inc.
                              30 Rockefeller Plaza
                            New York, New York 10112

Dear Shareholder:

          As a shareholder in Lazard Bantam Value Portfolio, you are being asked to vote on an important proposal to exchange your shares of Lazard Bantam Value Portfolio for shares of Lazard Small Cap Portfolio. A shareholder meeting of the Lazard Bantam Value Portfolio is scheduled for July 16, 1999. The enclosed materials describe the proposal in detail.

          Management has determined that it would be in the best interest of shareholders to consolidate the Lazard Bantam Value Portfolio into the Lazard Small Cap Portfolio. The Lazard Small Cap Portfolio has the same investment objective and substantially similar management policies as those of the Lazard Bantam Value Portfolio.

          The exchange will not result in any sales charges and will not result in the imposition of Federal income tax on you.

          The Board Members recommend a vote "FOR" the proposal. Regardless of the number of shares you own, it is important that they be represented and voted. Please take the time to read the enclosed materials and SIGN, DATE AND MAIL THE PROXY CARD AS SOON AS POSSIBLE. Your prompt response will help save the expenses related to additional solicitation.

          If you have any questions regarding the enclosed proxy materials, or need assistance in voting your shares, please contact our proxy solicitor, D.F. King & Co., at 1-800-848-3155 between the hours of 9:00 a.m. and 8:00 p.m., New York time.

          We appreciate the time and consideration that you can give to this matter.

                                             Sincerely,



                                             Herbert W. Gullquist,
                                             President, THE LAZARD FUNDS, INC.
June 7, 1999

                          LAZARD BANTAM VALUE PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:


          A Special Meeting of Shareholders of Lazard Bantam Value Portfolio (the "Portfolio"), a series of The Lazard Funds, Inc. (the "Fund"), will be held at the offices of the Fund, 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Friday, July 16, 1999 at 10:00 a.m. for the following purposes:

          1. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the Portfolio's assets (subject to liabilities), attributable to its Institutional Shares and Open Shares, to the Lazard Small Cap Portfolio (the "Small Cap Portfolio"), a series of the Fund, solely in exchange (the "Exchange") for Institutional Shares and Open Shares, respectively, of the Small Cap Portfolio. The Portfolio will distribute the Institutional Shares and Open Shares of the Small Cap Portfolio received in the Exchange to its Institutional Class and Open Class shareholders, respectively, in an amount equal in net asset value to the Institutional Shares and Open Shares, respectively, of the Portfolio held by such shareholders as of the date of the Exchange, after which the Portfolio will be terminated as a series of the Fund; and


          2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Shareholders of record at the close of business on June 1, 1999 will be entitled to receive notice of and to vote at the meeting.

                                      By  Order of the Board of Directors


                                          William G. Butterly, III
                                          Secretary



New York, New York
June 7, 1999


===============================================================================

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE PORTFOLIO, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE PORTFOLIO TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
===============================================================================

                                                                June 1, 1999


                            TRANSFER OF THE ASSETS OF

                          LAZARD BANTAM VALUE PORTFOLIO

                             TO AND IN EXCHANGE FOR

                     INSTITUTIONAL SHARES AND OPEN SHARES OF

                           LAZARD SMALL CAP PORTFOLIO

                           PROSPECTUS/PROXY STATEMENT


                         SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, JULY 16, 1999

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of The Lazard Funds, Inc. (the "Fund"), on behalf of its Lazard Bantam Value Portfolio (the "Bantam Value Portfolio"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Bantam Value Portfolio to be held on Friday, July 16, 1999 at 10:00 a.m., at the offices of the Fund, 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on June 1, 1999 (each, a "Shareholder" and, collectively, the "Shareholders") are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Bantam Value Portfolio transfer all of its assets, subject to liabilities, attributable to its Institutional Shares and Open Shares, to the Lazard Small Cap Portfolio, another series of the Fund (the "Small Cap Portfolio," and, together with the Bantam Value Portfolio, the "Portfolios"), in exchange (the "Exchange") for Institutional Shares and Open Shares, respectively, of the Small Cap Portfolio (collectively, "Small Cap Portfolio Shares"), all as more fully described herein. The investment objective of the Small Cap Portfolio is capital appreciation. Upon completion of the Exchange, Small Cap Portfolio Shares received by the Bantam Value Portfolio will be distributed to Bantam Value Portfolio Shareholders, with each Bantam Value Portfolio Shareholder receiving a pro rata distribution of Small Cap Portfolio Shares (or fractions thereof) for Bantam Value Portfolio shares held prior to the Exchange. Thus, each Shareholder will receive a number of Institutional Shares or Open Shares of the Small Cap Portfolio (or fractions thereof) equal in value to the aggregate net asset value of the Shareholder's Institutional Shares or Open Shares, respectively, of the Bantam Value Portfolio as of the date of the Exchange.


                       ----------------------------------


          This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Small Cap Portfolio that Shareholders should know before voting on the Proposal or receiving Small Cap Portfolio Shares.

          A Statement of Additional Information dated June 1, 1999, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Small Cap Portfolio and the Bantam Value Portfolio. For a free copy of the Statement of Additional Information, write to the Fund at its principal executive offices located at 30 Rockefeller Plaza, New York, New York 10112, or call 1-800-632-6000.


-------------------------------------------------------------------------------

AN INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. IT IS NOT A COMPLETE INVESTMENT PROGRAM. YOU COULD LOSE MONEY IN A PORTFOLIO, BUT YOU ALSO HAVE THE POTENTIAL TO MAKE MONEY.
-------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS/PROXY STATEMENT OR DETERMINED WHETHER THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
-------------------------------------------------------------------------------

          Each Portfolio is an open-end management investment company, with the same investment adviser, distributor and investment objective. Both Portfolios also have substantially similar management policies. The substantive differences between the Bantam Value Portfolio and the Small Cap Portfolio are set forth in this Prospectus/Proxy Statement.

          The Fund's Prospectus dated May 1, 1999, as revised June 1, 1999, and Annual Report for the fiscal year ended December 31, 1998 accompany this Prospectus/Proxy Statement and are incorporated herein by reference.

          Shareholders are entitled to one vote for each Bantam Value Portfolio share held and fractional votes for each fractional Bantam Value Portfolio share held. Institutional Class and Open Class Shareholders will vote together on the Proposal. Bantam Value Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Bantam Value Portfolio, which must indicate the Shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any Shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of May 14, 1999, there were 3,774,681 Institutional Shares and 321,973 Open Shares of the Bantam Value Portfolio issued and outstanding.

          Proxy materials will be mailed to shareholders of record on or about June 7, 1999.

                                TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

Summary.................................................................
Reasons for the Exchange................................................
Information about the Exchange..........................................
Additional Information about each Portfolio.............................
Voting Information......................................................
Financial Statements and Experts........................................
Other Matters...........................................................
Notice to Banks, Broker/Dealers and
  Voting Trustees and Their Nominees....................................
Appendix A:Form of Agreement and
  Plan of Reorganization.................................................  A-1

     APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE BANTAM VALUE PORTFOLIO TO THE SMALL CAP PORTFOLIO


                                     SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Fund's Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A.


          PROPOSED TRANSACTION. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (the "Plan"). The Plan provides that, subject to the requisite approval of Bantam Value Portfolio Shareholders, the Bantam Value Portfolio transfer to the Small Cap Portfolio all of its assets (subject to liabilities), attributable to its Institutional Shares and Open Shares, in exchange for Institutional Shares and Open Shares, respectively, of the Small Cap Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Institutional Shares and Open Shares, respectively, of the Bantam Value Portfolio as of the closing date of the Exchange. The Bantam Value Portfolio will distribute such Small Cap Portfolio Shares among its Shareholders. Each Institutional Class and Open Class Shareholder of the Bantam Value Portfolio will receive Institutional Shares and Open Shares, respectively, of the Small Cap Portfolio (or fractions thereof), having an aggregate net asset value equal to the aggregate net asset value of the Shareholder's Institutional Shares or Open Shares of the Bantam Value Portfolio as of the date of the Exchange. Thereafter, the Bantam Value Portfolio will be terminated as a series of the Fund.

          As a result of the Exchange, each Shareholder will cease to be a shareholder of the Bantam Value Portfolio and will become a shareholder of the Small Cap Portfolio as of the close of business on the closing date of the Exchange.

          The Fund's Board has concluded unanimously that the Exchange would be in the best interests of Shareholders of the Bantam Value Portfolio and the interests of existing Shareholders of the Bantam Value Portfolio would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

          TAX CONSEQUENCES. The Exchange is designed to qualify for Federal income tax purposes as a tax-free reorganization. As a condition to the closing of the Exchange, each Portfolio will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by Bantam Value Portfolio Shareholders for Federal income tax purposes as a result of the Exchange, (b) the holding period and aggregate tax basis of the Small Cap Portfolio Shares received by a Bantam Value Portfolio Shareholder will be the same as the holding period and aggregate tax basis of the Shareholder's Bantam Value Portfolio shares, and (c) the holding period and tax basis of the Bantam Value Portfolio's assets transferred to the Small Cap Portfolio as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Bantam Value Portfolio immediately prior to the Exchange. See "Information about the Exchange--Tax Consequences."


          COMPARISON OF THE PORTFOLIOS. The following discussion is qualified by the more complete information set forth in the Fund's Prospectus, which is incorporated herein by reference.

          GENERAL. Each Portfolio is an open-end, management investment company advised by Lazard Asset Management ("LAM"). Each Portfolio has the same investment objective, namely to seek capital appreciation.


          The management policies of the Portfolios are substantially similar in that each Portfolio seeks to achieve its investment objective by investing primarily in equity securities, principally common stocks, of U.S. companies that LAM believes are undervalued based on earnings, cash flow and asset values. The Bantam Value Portfolio invests primarily in U.S. companies with a market capitalization under $500 million, while the Small Cap Portfolio invests primarily in U.S. companies with a market capitalization in the range of companies represented in the Russell 2000 Index. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies with market capitalizations generally ranging between $250 million and $2.5 billion.

          Under normal market conditions, each Portfolio invests at least 80% of its total assets in small capitalization equity securities, which include common stocks, preferred stocks, convertible securities and warrants. The Bantam Value Portfolio also may invest in American and Global Depositary Receipts ("ADRs and GDRs"); the Small Cap Portfolio may not invest in ADRs and GDRs. Each Portfolio may invest up to 20% of its total assets in larger capitalization equity securities or investment grade debt securities, including cash equivalents. The Bantam Value Portfolio may invest up to 10% of its total assets in foreign securities trading in U.S. markets; the Small Cap Portfolio may not invest in these securities.

          Each Portfolio may engage in lending portfolio securities. In addition, the Bantam Value Portfolio may engage--and the Small Cap Portfolio may not engage--in options transactions and leveraging.


          For more information on either Portfolio's management policies, see "Investment Objectives, Strategies and Risks--Lazard Small Cap Portfolio" and "--Lazard Bantam Value Portfolio" in the Fund's Prospectus.


          RISK FACTORS. The investment risks of each Portfolio are substantially similar. Each Portfolio invests primarily in common stocks of small capitalization U.S. companies that LAM believes are undervalued. Because stocks fluctuate in price, the value of your investment in either Portfolio will fluctuate, which means that you could lose money. A Portfolio's stock investments could cause sudden drops in share price or contribute to long-term underperformance. Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Value stocks involve the risk that they may never reach what LAM believes is their full market value. Each Portfolio is a non-diversified investment company, meaning that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Accordingly, each Portfolio's securities may be more sensitive to changes in the market value of a single company or industry. In addition, the Bantam Value Portfolio may invest in ADRs and GDRs and may engage in options transactions and leveraging. These securities and investment techniques involve added risks to which the Small Cap Portfolio is not subject.


          See "Investment Objectives, Strategies and Risks--Lazard Small Cap Portfolio---Risk Factors" and "--Lazard Bantam Value Portfolio--Risk Factors" in the Fund's Prospectus for a further description of investment risks.


          FEES AND EXPENSES. The following information concerning fees and expenses of each Portfolio is derived from information set forth under the caption "Risk/Return Summary and Portfolio Expenses--Lazard Small Cap Portfolio" and "--Lazard Bantam Value Portfolio" in the Fund's Prospectus. Annual portfolio operating expenses set forth below are for the fiscal year ended December 31, 1998 for the Small Cap Portfolio and for the fiscal year ending December 31, 1999 for the Bantam Value Portfolio. The "Pro Forma After Exchange" information is based on assets of each Portfolio as of May 14, 1999. Annual portfolio operating expenses are paid out of Portfolio assets, so their effect is included in the Portfolio's share price.




ANNUAL PORTFOLIO
OPERATING EXPENSES
(expenses that are
 deducted from
 Portfolio assets):
                                                                                                PRO FORMA AFTER
                                                                                                   EXCHANGE
                                               SMALL CAP              BANTAM VALUE                 SMALL CAP
                                               PORTFOLIO               PORTFOLIO                   PORTFOLIO
                                        --------------------    -----------------------     ----------------------
                                        INSTITU-                INSTITU-                    INSTITU-
                                         TIONAL      OPEN       TIONAL         OPEN         TIONAL         OPEN
                                         SHARES     SHARES      SHARES        SHARES        SHARES         SHARES
                                        --------    ------      -------       ------        -------        ------
Management Fees                           .75%       .75%         .75%         .75%           .75%           .75%
Distribution and Service
(12b-1)Fees                               none       .25%          none         .25%          none           .25%
Other Expenses                            .06%       .09%         .34%          .60%          .06%           .09%
Total Annual Portfolio
 Operating Expenses                       .81%       1.09%       1.09%         1.60%          .81%          1.09%
Fee Waiver and
  Expense Reimbursement*                   N/A        N/A         .04%           .25%         N/A            N/A
Net Expenses*                             .81%       1.09%       1.05%          1.35%         .81%          1.09%

-----------------------
*    Reflects a contractual obligation by LAM to reimburse the Bantam Value
     Portfolio through December 31, 1999 to the extent Total Annual Portfolio
     Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Bantam Value Portfolio's Institutional Shares and Open Shares,
     respectively.


EXAMPLE


          This example is intended to help you compare the costs of investing in the Bantam Value Portfolio, the Small Cap Portfolio and the combined Portfolio after the Exchange. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in operating expenses, except for the first year periods for the Bantam Value Portfolio. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, your actual costs may be higher or lower.




                                                                                     PRO FORMA
                                                                                    AFTER EXCHANGE
                         SMALL CAP                  BANTAM VALUE                       SMALL CAP
                         PORTFOLIO                    PORTFOLIO                        PORTFOLIO
                    ----------------------      ---------------------         ---------------------
                    INSTITU-                    INSTITU-                      INSTITU-
                     TIONAL        OPEN         TIONAL          OPEN          TIONAL          OPEN
                     SHARES       SHARES        SHARES         SHARES         SHARES         SHARES
                    -------       ------        --------       ------         ------         ------
1 Year                  $83         $111         $107*         $137*            $ 83           $111
3 Years                $259         $347         $343*         $481*            $259           $347
5 Years                $450         $601         $597*         $847*            $450           $601
10 Years             $1,002       $1,329       $1,325*       $1,879*          $1,002         $1,329


---------------------
*    Year 1 fees and expenses are based on a contractual agreement.

          PAST PERFORMANCE. The two tables below show the Small Cap Portfolio's annual returns for its Institutional Shares and long-term performance for its Institutional Shares and Open Shares. The first table shows you how the Small Cap Portfolio's performance has varied from year to year. The second compares the Small Cap Portfolio's performance over time to that of the Russell 2000 Index. Both tables assume reinvestment of dividends and distributions. For performance information of the Bantam Value Portfolio, see the Fund's Prospectus under the caption of "Risk/Return Summary and Portfolio Expenses--Lazard Bantam Value Portfolio." As with all mutual funds, the past is not a prediction of the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR (%)
INSTITUTIONAL SHARES

24.75%    30.09%    2.03%     21.52%    23.93%    28.06%    (12.62)%
--------------------------------------------------------------------
  '92       '93      '94       '95       '96      '97         '98

Best Quarter:            Q4 '98             +18.39%
Worst Quarter:           Q3 '98             -25.53%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                              Since
                               1 Year        5 Years         Inception

Institutional Shares          (12.62%)       11.45%           16.11%1

Open Shares                   (12.86%)         N/A             4.82%2

Russell 2000 Index             (2.55%)       11.86%           13.89%
                                                           (Institutional)
                                                               8.49%
                                                              (Open)

-------------
1    Inception date was 10/30/91.
2    Inception date was 1/30/97.


          INVESTMENT RESTRICTIONS. The 1940 Act requires that certain investment policies and restrictions be designated as fundamental policies that cannot be changed without shareholder approval. In addition, the Bantam Value Portfolio has adopted certain non-fundamental policies which may be changed by vote of a majority of the Fund's Board members at any time. The investment policies and restrictions of the Portfolios are substantially similar. Differences between the Portfolios are noted below, although none of these differences has any material effect on the portfolio management of the Portfolios.

          The Small Cap Portfolio may borrow money from banks for temporary purposes up to 15% of the value of its total assets. The Bantam Value Portfolio may borrow money to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the Portfolio's total assets). The Small Cap Portfolio may lend portfolio securities up to 33-1/3% of its total assets, while the Bantam Value Portfolio may lend portfolio securities up to 10% of its total assets. The Small Cap Portfolio may not purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization. The Bantam Value Portfolio has adopted this investment restriction as a non-fundamental policy. In addition, the Bantam Value Portfolio has a non-fundamental policy permitting it to purchase securities of other investment companies to the extent permitted under the 1940 Act (which currently limits such purchases to 10% of the Portfolio's total assets in securities of all other investment companies, 5% of the Portfolio's total assets in the securities of any one investment company or 3% of the total voting stock of anyone investment company). Neither Portfolio may purchase or sell real estate or real estate limited partnership interests, except that the Bantam Value Portfolio may purchase and sell securities that are secured by real estate. Neither Portfolio may purchase or sell commodities or commodity contracts, except that the Bantam Value Portfolio may purchase and sell swaps, options, futures and forward contracts, including those relating to indices. Neither Portfolio may invest in interests in oil and gas; this investment restriction is a non-fundamental policy of the Bantam Value Portfolio. Neither Portfolio may make short sales; this investment restriction is a non-fundamental policy of the Bantam Value Portfolio. Neither Portfolio may make investments for the purpose of exercising control or management; this investment restriction is a non-fundamental policy of the Bantam Value Portfolio. In all other respects, the investment policies and restrictions of the Portfolios are identical.

          INVESTMENT ADVISER. LAM serves as both the Bantam Value Portfolio's and the Small Cap Portfolio's investment adviser. LAM is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. LAM provides investment management services to client discretionary accounts with assets totaling approximately $64 billion as of March 31, 1999.


          Each Portfolio's primary portfolio managers are Herbert W. Gullquist and Eileen Alexanderson. Mr. Gullquist has been Vice Chairman of LAM since 1997. He joined LAM in November, 1982. Ms. Alexanderson has been a Managing Director of LAM since January, 1997. Prior thereto, she was a Senior Vice President of LAM. She joined LAM in 1979.


          CAPITALIZATION. Each Portfolio has classified its shares into two classes--Institutional Shares and Open Shares. The following table sets forth as of December 31, 1998 (1) the capitalization of each class of the Bantam Value Portfolio, (2) the capitalization of each class of the Small Cap Portfolio, and
(3) the pro forma capitalization of the Small Cap Portfolio, as adjusted showing the effect of the Exchange had it occurred on such date.




                                                                                         PRO FORMA
                                                                                        AFTER EXCHANGE
                         SMALL CAP                     BANTAM VALUE                         SMALL CAP
                         PORTFOLIO                     PORTFOLIO                          PORTFOLIO
                    -----------------------         ---------------------            ---------------------------
                    INSTITUTIONAL     OPEN          INSTITUTIONAL    OPEN          INSTITUTIONAL       OPEN
                       SHARES         SHARES        SHARES           SHARES        SHARES              SHARES
                    --------------   ------------   --------------   ----------    --------------      ------------
Total net           $1,411,502,906    $93,547,363   $59,737,554      $7,056,688    $1,471,240,460      $100,604,051
assets

Net asset
value per share             $17.39         $17.35        $12.19          $12.11            $17.39            $17.35

Shares outstanding      81,187,480      5,391,454     4,899,918         582,897        84,602,672         5,798,504

          As of May 14, 1999, there were 57,555,982 Institutional Shares of the Small Cap Portfolio outstanding at a net asset value per share of $18.52 and 5,657,079 Open Shares of the Small Cap Portfolio outstanding at a net asset value per share of $18.46. As of such date, there were 3,774,681 Institutional Shares of the Bantam Value Portfolio outstanding at a net asset value per share of $13.61 and 321,973 Open Shares of the Bantam Value Portfolio outstanding at a net asset value per share of $13.49. For information as to beneficial or record ownership of shares of the Bantam Value Portfolio and Small Cap Portfolio, see "Voting Information" below.

          PURCHASE PROCEDURES. The purchase procedures of the Bantam Value Portfolio and the Small Cap Portfolio with respect to each corresponding class of shares are identical. See "Shareholder Information--How to Buy Shares" in the Fund's Prospectus for a complete discussion of purchase procedures.

          REDEMPTION PROCEDURES. The redemption procedures of the Bantam Value Portfolio and the Small Cap Portfolio with respect to each class of shares are identical. See "Shareholder Information--Selling Shares" in the Fund's Prospectus for a complete discussion of redemption procedures.


          DISTRIBUTIONS. The dividend and distribution policies of each Portfolio are identical. See "Account Policies, Dividends and Taxes" in the Fund's Prospectus for a complete discussion of such policies.

          SHAREHOLDER SERVICES. The shareholder services (including the Exchange Privilege) offered by the Bantam Value Portfolio and the Small Cap Portfolio with respect to each corresponding class of shares are identical. See "Shareholder Information--Investor Services" in the Fund's Prospectus for a complete description of shareholder services.

          DISTRIBUTION AND SERVICING (12B-1) PLAN. The Fund on behalf of each Portfolio has adopted a Distribution and Servicing Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Portfolio's Open Shares. The Plan is identical as to each Portfolio. Under the Plan, the Fund pays its distributor for advertising, marketing and distributing each Portfolio's Open Shares and for the provision of certain services to the holders of Open Shares a fee at the annual rate of .25% of the value of the daily net assets of the Portfolio's Open Shares. Because this fee is paid out of the Portfolio's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


                            REASONS FOR THE EXCHANGE


          The Fund's Board members have concluded that the Exchange is in the best interests of each Portfolio's shareholders. The Board believes that the Exchange will permit shareholders to pursue the same investment objective in a larger fund without diluting shareholders' interests. The Bantam Value Portfolio has been unable to attract sufficient assets to operate efficiently without expense subsidization. As of May 14, 1999, the Bantam Value Portfolio had assets under management of approximately $55,700,000. The expense ratio of the Small Cap Portfolio is lower than that of the Bantam Value Portfolio. By combining the Bantam Value Portfolio with the Small Cap Portfolio, Bantam Value Portfolio Shareholders should obtain the benefits of economies of scale, which may result in lower overall expense ratios by spreading the fixed costs of fund operations over a larger asset base.

          In determining whether to recommend approval of the Exchange, the Board considered the following factors, among others: (1) the compatibility of each Portfolio's investment objective, management policies and investment restrictions, as well as shareholder services offered by each Portfolio; (2) the terms and conditions of the Exchange and their conclusion that the Exchange would not result in dilution of shareholder interests; (3) expense ratios and published information regarding the fees and expenses of each Portfolio, as well as the expense ratios of similar funds and the estimated expense ratio of the combined Portfolio; (4) the tax-free nature of the Exchange; and (5) the estimated costs incurred by each Portfolio as a result of the Exchange. In addition, the Board considered the Bantam Value Portfolio's inability to attract sufficient assets to operate efficiently without expense subsidization.

                         INFORMATION ABOUT THE EXCHANGE


          PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Appendix A. The Plan provides that the Small Cap Portfolio will acquire all of the assets of the Bantam Value Portfolio, in exchange for Small Cap Portfolio Shares, and assume the Bantam Value Portfolio's liabilities on July 30, 1999 or such later date as may be agreed upon by the parties (the "Closing Date"). The number and Class of Small Cap Portfolio Shares to be issued to the Bantam Value Portfolio will be determined on the basis of the relative net asset values per share and aggregate net assets of the respective Class of shares of each Portfolio, generally computed as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time) (except for options and futures contracts, if any, which will be valued 15 minutes after the close of trading) on the Closing Date (the "Valuation Time"). Portfolio securities of each Portfolio will be valued in accordance with the valuation practices of the Small Cap Portfolio, which are described under the caption "Shareholder Information -- General" in the Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Statement of Additional Information.

          Before the Closing Date, the Bantam Value Portfolio will declare a dividend or other distribution which, together with all previous dividends and other distributions, will have the effect of distributing to Bantam Value Portfolio Shareholders all of the Bantam Value Portfolio's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in the taxable year ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

          As conveniently as practicable after the Closing Date, the Bantam Value Portfolio will distribute pro rata to its Institutional Class and Open Class shareholders of record as of the Valuation Time, in liquidation of the Bantam Value Portfolio, Institutional Shares and Open Shares, respectively, of the Small Cap Portfolio received by it in the Exchange. Such distribution will be accomplished by establishing an account on the share records of the Small Cap Portfolio in the name of each Bantam Value Portfolio Shareholder, each account representing the respective pro rata number of Small Cap Portfolio Shares due to each Bantam Value Portfolio Shareholder. After such distribution and the winding up of its affairs, the Bantam Value Portfolio will be terminated as a series of the Fund. After the Closing Date, any outstanding certificates representing Bantam Value Portfolio Shares will represent the Small Cap Portfolio Shares distributed to the record holders of the Bantam Value Portfolio. Upon presentation to the transfer agent of the Small Cap Portfolio, Bantam Value Portfolio Share certificates will be exchanged for Small Cap Portfolio Share certificates, at the applicable exchange rate. Certificates for Small Cap Portfolio Shares will be issued only upon the investor's written request.

          The Plan may be amended at any time prior to the Exchange. The Bantam Value Portfolio will provide its Shareholders with information describing any material amendment to the Plan prior to the Meeting. The obligations of each Portfolio under the Plan are subject to various conditions, including approval by the requisite number of Bantam Value Portfolio Shares and the continuing accuracy of various representations and warranties of each Portfolio being confirmed by the respective parties.

          The total expenses of the Exchange are expected to be approximately $30,000, and will be borne pro rata according to the aggregate net assets of each Portfolio.

          If the Exchange is not approved by Shareholders of the Bantam Value Portfolio, the Fund's Board will consider other appropriate courses of action.

          FEDERAL INCOME TAX CONSEQUENCES. The exchange of the Bantam Value Portfolio's assets for Small Cap Portfolio Shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, each Portfolio will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to each Portfolio, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Bantam Value Portfolio's assets in exchange for Small Cap Portfolio Shares and the assumption by the Small Cap Portfolio of the Bantam Value Portfolio's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C)of the Code; (2) no gain or loss will be recognized by the Bantam Value Portfolio upon the transfer of its assets to the Small Cap Portfolio solely in exchange for Small Cap Portfolio Shares and the assumption by the Small Cap Portfolio of the Bantam Value Portfolio's liabilities or upon the distribution (whether actual or constructive) of Small Cap Portfolio Shares to the Bantam Value Portfolio Shareholders in exchange for their Bantam Value Portfolio Shares; (3) no gain or loss will be recognized by the Small Cap Portfolio upon the receipt of the Bantam Value Portfolio's assets solely in exchange for Small Cap Portfolio Shares and the assumption by the Small Cap Portfolio of the Bantam Value Portfolio's liabilities; (4) no gain or loss will be recognized by the Bantam Value Portfolio Shareholders upon the exchange of Bantam Value Portfolio Shares for Small Cap Portfolio Shares; (5) the aggregate tax basis for Small Cap Portfolio Shares received by each Bantam Value Portfolio Shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Bantam Value Portfolio Shares held by such Shareholder immediately prior to the Exchange, and the holding period of Small Cap Portfolio Shares to be received by each Bantam Value Portfolio Shareholder will include the period during which the Bantam Value Portfolio Shares surrendered in exchange therefor were held by such Shareholder (provided the Bantam Value Portfolio Shares were held as capital assets on the date of the Exchange); and (6) the tax basis of the Bantam Value Portfolio's assets acquired by the Small Cap Portfolio will be the same as the tax basis of such assets to the Bantam Value Portfolio immediately prior to the Exchange, and the holding period of the Bantam Value Portfolio's assets in the hands of the Small Cap Portfolio will include the period during which those assets were held by the Bantam Value Portfolio.

          No opinion will be expressed as to the effect of the reorganization on
(i) the Bantam Value Portfolio or the Small Cap Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Bantam Value Portfolio Shareholder that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

          NEITHER PORTFOLIO HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Bantam Value Portfolio Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Bantam Value Portfolio Shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange. REQUIRED VOTE AND BOARD'S RECOMMENDATION

          The Fund's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Bantam Value Portfolio's best interests and (ii) the interests of Bantam Value Portfolio Shareholders will not be diluted as a result of the Exchange. An affirmative vote of a majority of the Bantam Value Portfolio's outstanding shares is required to approve the Plan and the Exchange.

          THE FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT BANTAM VALUE PORTFOLIO SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.


                   ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO

          Information about the Portfolios is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus and Statement of Additional Information, each dated May 1, 1999, forming a part of its Registration Statement on Form N-1A (File No. 33-40682).

          Each Portfolio is subject to the requirements of the 1940 Act, and files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION


          In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Bantam Value Portfolio may pay persons holding its Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Bantam Value Portfolio may retain an outside firm to assist in the solicitation of proxies primarily by contacting shareholders by telephone and telegram, which would cost approximately $10,000 and would be borne pro rata between the Portfolios. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.

          In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Shareholders requiring further information with respect to telephonic or electronically transmitted voting instructions or the proxy generally should contact D.F. King & Co., Inc. toll free at 1-800-848-3155 between the hours of 9:00 a.m. and 8:00 p.m., New York time. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.


          If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Bantam Value Portfolio Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Bantam Value Portfolio Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

          If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Bantam Value Portfolio by the presence in person or by proxy of the holders of more than one-third of the outstanding Bantam Value Portfolio Shares entitled to vote at the Meeting.

          The votes of Small Cap Portfolio Shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

          As of May 14, 1999, the following Shareholders were known by the Bantam Value Portfolio to own of record 5% or more of the outstanding voting shares of the indicated Class of the Bantam Value Portfolio:




NAME AND ADDRESS                                               BANTAM VALUE PORTFOLIO
----------------                            -----------------------------------------------------------------
                                                                           PERCENTAGE OF
                                                 NUMBER OF SHARES        SHARES OUTSTANDING
                                                 ----------------        -------------------
                                                                        BEFORE         AFTER
                                                                        EXCHANGE       EXCHANGE
                                                                        --------       ---------
Institutional Class
Lazard Freres and Co. LLC                           427,936.68          11.34%          .52%
United Food and Commercial
  Workers
Unions & Employers Pension Fund
30 Rockefeller Plaza
New York, NY 10112

Lazard Freres and Co. LLC                           333,942.42          8.85%           .41%
National Automatic Sprinkler
Industry Small Cap Pension FD
Board of Trustees
c/o Michael Jacobson
30 Rockefeller Plaza
New York, NY 10112

Lazard Freres and Co. LLC
Graphic Communications Int'l
Union Supplemental Retirement &
Disability Fund--Small Cap
Attn:  Mr. G.L. Griesbauer, Jr.                     331,234.54          8.78%           .40%
30 Rockefeller Plaza
New York, NY 10112

Lazard Freres and Co. LLC                           294,155.49          7.80%           .36%
Ursinus College
Attn:  Business Office
P.O. Box 1000 Main Street
Collegeville, PA  19426-1000

Lazard Freres and Co. LLC                           209,999.69          5.57%           .26%
Maytag Corporation Pension Plan
Attn:  Ms. Cheryl J. Ritter
403 West 4th Street North
Newton, IA  50208-3026

Lazard Freres and Co. LLC                           189,586.32          5.02%           .23%
Davenport International-Bantam
Bld Associates
Attn:  Brett Rousch
30 Rockefeller Plaza
New York, NY 10112


Open Class


Charles Schwab & Co. Inc.                            38,855.58          12.64%          .48%
Special Custody Account
For Benefit of Customers
Attn:  Mutual FD
101 Montgomery Street
San Francisco, CA  94104

Wendel & Co. #725000                                 26,481.34          8.62%           .33%
The Bank of New York
Mutual Fund/Reorg. Dept.
P.O. Box 1066
Wall Street Station
New York, NY  10268-1066


          As of May 14, 1999, the following were known by the Small Cap Portfolio to own of record 5% or more of the outstanding voting shares of the indicated Class of the Small Cap Portfolio:


                                                                           SMALL CAP PORTFOLIO
                                                             -----------------------------------------------
                                                                                       PERCENTAGE OF SHARES
NAME AND ADDRESS                                             NUMBER OF SHARES              OUTSTANDING
----------------                                             -----------------         --------------------
                                                                                         BEFORE           AFTER
                                                                                         EXCHANGE         EXCHANGE
                                                                                        ----------        ----------
Institutional Class
Lazard Freres and Co. LLC                                      5,399,058.14                9.40%           8.95%
Mercantile Safe Dep & Tru Co. CUS
for Bakery & Confectionery Int'l
Pension--Small Cap-A/C 26501-25
Attn:  Charles Loritz
30 Rockefeller Plaza
New York, NY 10112

Northern Trust TTTEE                                           3,742,709.01                6.52%           6.20%
FBO ITT Industries Master
Retirement Trust #22-51598
P.O. Box 92956
Chicago, IL  60675-2956

Open Class

Connecticut General Life Ins. Co.                              3,648,684.73               64.57%           61.91%
One Commercial Plaza
280 Trumbull Street
Attn:  Liz Pezda H-19-B
P.O. Box 2975
Hartford, CT  06104-2975

Charles Schwab & Co. Inc.                                       379,955.87                 6.72%           6.45%
Special Custody Account
For Benefit of Customers
Attn:  Mutual FD
101 Montgomery Street
San Francisco, CA  94104


          A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of that Portfolio.

          As of May 14, 1999, Board members and officers of the Fund, as a group, owned less than 1% of the Small Cap Portfolio's outstanding shares. As of May 14, 1999, Board members and officers of the Fund, as a group, owned less than 1% of the Bantam Value Portfolio's outstanding shares.

                        FINANCIAL STATEMENTS AND EXPERTS


          The audited financial statements of the Bantam Value Portfolio and the Small Cap Portfolio for the fiscal year ended December 31, 1998 have been incorporated herein by reference in reliance upon the authority of the report given by Anchin, Block & Anchin LLP, the Fund's independent auditors.


                                  OTHER MATTERS

          The Fund's Board members are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES


          Please advise the Bantam Value Portfolio, in care of D.F. King & Co., Inc., 77 Water Street, New York, NY 10005, whether other persons are the beneficial owners of Bantam Value Portfolio Shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of such Shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                   APPENDIX A

                                     FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION


          AGREEMENT AND PLAN OF REORGANIZATION dated May 6, 1999 (the "Agreement"), between THE LAZARD FUNDS, INC., a Maryland corporation (the "Fund"), on behalf of its Lazard Bantam Value Portfolio (the "Bantam Value Portfolio"), and the Fund, on behalf of its Lazard Small Cap Portfolio (the "Small Cap Portfolio" and, together with the Bantam Value Portfolio, the "Portfolios").

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Bantam Value Portfolio, attributable to such Portfolio's Institutional Shares and Open Shares, in exchange solely for Institutional Shares and Open Shares, respectively, of common stock, par value $.001 per share, of the Small Cap Portfolio (collectively, "Small Cap Portfolio Shares"), and the assumption by the Small Cap Portfolio of the liabilities of the Bantam Value Portfolio, attributable to its Institutional Shares and Open Shares, and the distribution of the Small Cap Portfolio Shares to the shareholders of the Bantam Value Portfolio in liquidation of the Bantam Value Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, each Portfolio is a registered, open-end, non-diversified management investment company;


          WHEREAS, the Bantam Value Portfolio owns securities which are assets of the character in which the Small Cap Portfolio is permitted to invest;

          WHEREAS, both the Small Cap Portfolio and the Bantam Value Portfolio are authorized to issue their respective Institutional Shares and Open Shares of common stock;

          WHEREAS, the Fund's Board has determined that the exchange of all of the assets and the liabilities of the Bantam Value Portfolio for Small Cap Portfolio Shares is in the best interests of the Small Cap Portfolio and its shareholders and that the interests of the Small Cap Portfolio's existing shareholders would not be diluted as a result of this transaction; and

          WHEREAS, the Fund's Board has determined that the exchange of all of the assets and the liabilities of the Bantam Value Portfolio for Small Cap Portfolio Shares is in the best interests of the Bantam Value Portfolio and its shareholders and that the interests of the Bantam Value Portfolio's existing shareholders would not be diluted as a result of this transaction:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:


     1. TRANSFER OF ASSETS OF THE BANTAM VALUE PORTFOLIO IN EXCHANGE FOR THE SMALL CAP PORTFOLIO SHARES AND ASSUMPTION OF SMALL CAP PORTFOLIO LIABILITIES AND LIQUIDATION OF THE BANTAM VALUE PORTFOLIO.

          1.1. Subject to the terms and conditions contained herein, the Bantam Value Portfolio agrees to assign, transfer and convey to the Small Cap Portfolio all of the assets of the Bantam Value Portfolio, including all securities and cash (subject to liabilities), attributable to its Institutional Shares and Open Shares, and the Small Cap Portfolio agrees in exchange therefor (i) to deliver to the Bantam Value Portfolio the number of Small Cap Portfolio Institutional Shares and Open Shares, respectively, including fractional shares, determined as set forth in paragraph 2.3; and (ii) to assume the liabilities of the Bantam Value Portfolio, attributable to its Institutional Shares and Open Shares, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Small Cap Portfolio Shares, the Small Cap Portfolio shall credit the Small Cap Portfolio Shares to the Bantam Value Portfolio's account on the books of the Small Cap Portfolio and shall deliver a confirmation thereof to the Bantam Value Portfolio.

          1.2. The Bantam Value Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Small Cap Portfolio shall assume all liabilities, expenses, costs, charges and reserves, attributable to the Bantam Value Portfolio's Institutional Shares and Open Shares, reflected on an unaudited statement of assets and liabilities of the Bantam Value Portfolio prepared by Lazard Asset Management, as of the Valuation Time (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Small Cap Portfolio shall assume only those liabilities of the Bantam Value Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3. Delivery of the assets of the Bantam Value Portfolio to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, the Fund's custodian (the "Custodian"), for the account of the Small Cap Portfolio, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and rights pertaining thereto) to the Custodian for the account of the Small Cap Portfolio free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Small Cap Portfolio.

          1.4. The Bantam Value Portfolio will pay or cause to be paid to the Small Cap Portfolio any interest received on or after the Closing Date with respect to assets transferred to the Small Cap Portfolio hereunder. The Bantam Value Portfolio will transfer to the Small Cap Portfolio any distributions, rights or other assets received by the Bantam Value Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Small Cap Portfolio on the Closing Date and shall not be separately valued.

          1.5. As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Bantam Value Portfolio will liquidate and distribute pro rata to the Bantam Value Portfolio's Institutional Class and Open Class shareholders of record, determined as of the Valuation Time (collectively, the "Bantam Value Portfolio Shareholders"), the Institutional Shares and Open Shares, respectively, of the Small Cap Portfolio received by the Bantam Value Portfolio pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Class of Small Cap Portfolio Shares then credited to the account of the Bantam Value Portfolio on the books of the Small Cap Portfolio to open accounts on the share records of the Small Cap Portfolio in the names of the Bantam Value Portfolio Shareholders and representing the respective pro rata number of the applicable Class of Small Cap Portfolio Shares due such shareholders. All issued and outstanding shares of the Bantam Value Portfolio simultaneously will be canceled on the books of the Bantam Value Portfolio.

          1.6. Ownership of Small Cap Portfolio Shares will be shown on the books of the Small Cap Portfolio's transfer agent. Shares of the Small Cap Portfolio will be issued in the manner described in the Fund's current prospectus and statement of additional information.

          1.7. Any transfer taxes payable upon issuance of the Small Cap Portfolio Shares in a name other than the registered holder of the Small Cap Portfolio shares on the books of the Bantam Value Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Small Cap Portfolio Shares are to be issued and transferred.

          1.8. Any reporting responsibility of the Bantam Value Portfolio is and shall remain the responsibility of the Bantam Value Portfolio up to and including the Closing Date and such later date on which the Bantam Value Portfolio's existence is terminated as a series of the Fund.

          2. VALUATION.


          2.1. The value of the Bantam Value Portfolio's assets to be acquired by the Small Cap Portfolio hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures set forth in the Fund's Articles of Incorporation, as the same may have been amended (the "Fund's Articles of Incorporation"), and then-current prospectus or statement of additional information.

          2.2. The net asset value of a Small Cap Portfolio Share shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in the Fund's Article of Incorporation and then-current prospectus or statement of additional information.

          2.3. The number of Institutional Shares and Open Shares of the Small Cap Portfolio to be issued (including fractional shares, if any) in exchange for the Bantam Value Portfolio's net assets attributable to the Bantam Value Portfolio's Institutional Shares and Open Shares, respectively, shall be determined by dividing the value of the net assets of the applicable Class of the Bantam Value Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Small Cap Portfolio Share of the corresponding Class determined in accordance with paragraph 2.2.


          2.4. All computations of value shall be made in accordance with the regular practices of the Fund.

          3. CLOSING AND CLOSING DATE.


          3.1. The Closing Date shall be July 30, 1999 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., New York time, at the offices of The Lazard Funds, Inc., 30 Rockefeller Center, New York, New York, or such other time and/or place as the parties may mutually agree.

          3.2. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Bantam Value Portfolio's portfolio securities, cash and any other assets have been presented for examination to the Small Cap Portfolio prior to the Closing Date and have been delivered in proper form to the Small Cap Portfolio.

          3.3. If at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Portfolio shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of either Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4. The transfer agent for the Bantam Value Portfolio shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Bantam Value Portfolio Shareholders and the number and percentage ownership of outstanding Institutional Shares and Open Shares of the Bantam Value Portfolio owned by each such Shareholder immediately prior to the Closing. The Small Cap Portfolio shall issue and deliver a confirmation evidencing the Small Cap Portfolio Shares to be credited on the Closing Date to the Fund's Secretary, or provide evidence satisfactory to the Bantam Value Portfolio that such Small Cap Portfolio Shares have been credited to the Bantam Value Portfolio's account on the books of the Small Cap Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.


          4. REPRESENTATIONS AND WARRANTIES.


          4.1. The Bantam Value Portfolio represents and warrants to the Small Cap Portfolio as follows:



               (a) The Bantam Value Portfolio is a series of the Fund, a corporation duly organized and validly existing and in good standing under the laws of the State of Maryland, and has the power to own all its properties and assets and to carry out this Agreement.

               (b) The Bantam Value Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               (c) The Bantam Value Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Articles of Incorporation or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Bantam Value Portfolio is a party or by which it is bound.

               (d) The Bantam Value Portfolio has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Bantam Value Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Bantam Value Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               (f) The Statement of Assets and Liabilities of the Bantam Value Portfolio for the fiscal year ended December 31, 1998 has been audited by Anchin, Block & Anchin LLP, independent auditors, and is in accordance with generally accepted accounting principles, consistently applied, and such statement (copies of which have been furnished to the Small Cap Portfolio) fairly reflects the financial condition of the Bantam Value Portfolio as of such date, and there are no known contingent liabilities of the Bantam Value Portfolio as of such date not disclosed therein.

               (g) Since December 31, 1998, there has not been any material adverse change in the Bantam Value Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Bantam Value Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section
1.2 hereof.



               (h) At the Closing Date, all Federal and other tax returns and reports of the Bantam Value Portfolio required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Bantam Value Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

               (i) For each fiscal year of its operation, the Bantam Value Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

               (j) All issued and outstanding shares of each Class of the Bantam Value Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of each Class of the Bantam Value Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Bantam Value Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Bantam Value Portfolio shares, nor is there outstanding any security convertible into any of the Bantam Value Portfolio shares.

               (k) On the Closing Date, the Bantam Value Portfolio will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

               (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Bantam Value Portfolio Shareholders and assuming due execution and delivery hereof by the Small Cap Portfolio, this Agreement will constitute the valid and legally binding obligation of the Bantam Value Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (m) The proxy statement of the Bantam Value Portfolio (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Small Cap Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2. The Small Cap Portfolio represents and warrants to the Bantam Value Portfolio as follows:

               (a) The Small Cap Portfolio is a series of the Fund, a corporation duly organized, validly existing and in good standing under the laws of Maryland, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

               (b) The Small Cap Portfolio is registered under the 1940 Act as an open-end, non-diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.


               (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.


               (d) The Small Cap Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Articles of Incorporation or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Small Cap Portfolio is a party or by which it is bound.

               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Small Cap Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Small Cap Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

               (f) The Statement of Assets and Liabilities of the Small Cap Portfolio for the fiscal year ended December 31, 1998 has been audited by Anchin, Block & Anchin LLP, independent auditors, and is in accordance with generally accepted accounting principles, consistently applied, and such statement (copies of which have been furnished to the Bantam Value Portfolio) fairly reflects the financial condition of the Small Cap Portfolio as of such date.

               (g) Since December 31, 1998, there has not been any material adverse change in the Small Cap Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Small Cap Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities as of December 31, 1998 referred to in Section 4.2(f) hereof.

               (h) At the Closing Date, all Federal and other tax returns and reports of the Small Cap Portfolio required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

               (i) For each fiscal year of its operation, the Small Cap Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

               (j) All issued and outstanding shares of each Class of the Small Cap Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Small Cap Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Small Cap Portfolio Shares, nor is there outstanding any security convertible into any Small Cap Portfolio Shares.

               (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Fund's Board members and, subject to the approval of the Bantam Value Portfolio Shareholders and assuming due execution and delivery hereof by the Bantam Value Portfolio, this Agreement will constitute the valid and legally binding obligation of the Small Cap Portfolio enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Small Cap Portfolio and is based on information furnished by the Small Cap Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.


          5. COVENANTS OF THE PORTFOLIOS.

          5.1. Each Portfolio will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.


          5.2. The Bantam Value Portfolio will call a meeting of the Bantam Value Portfolio Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.


          5.3. Subject to the provisions of this Agreement, each Portfolio will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.


          5.4. As promptly as practicable, but in any case within sixty days after the Closing Date, the Bantam Value Portfolio shall furnish the Small Cap Portfolio, in such form as is reasonably satisfactory to the Small Cap Portfolio, a statement of the earnings and profits of the Bantam Value Portfolio for Federal income tax purposes which will be carried over to the Small Cap Portfolio as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

          5.5. The Bantam Value Portfolio will provide the Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Bantam Value Portfolio Shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.6. The Small Cap Portfolio agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

          6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SMALL CAP PORTFOLIO.

          The obligations of the Small Cap Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by the Bantam Value Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1. All representations and warranties of the Bantam Value Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2. The Bantam Value Portfolio shall have delivered to the Small Cap Portfolio a statement of the assets and liabilities, together with a list of the Bantam Value Portfolio's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

          6.3. The Bantam Value Portfolio shall have delivered to the Small Cap Portfolio on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Small Cap Portfolio, to the effect that the representations and warranties of the Bantam Value Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Small Cap Portfolio shall reasonably request.

          7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BANTAM VALUE PORTFOLIO.

          The obligations of the Bantam Value Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by the Small Cap Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1 All representations and warranties of the Small Cap Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          7.2. The Small Cap Portfolio shall have delivered to the Bantam Value Portfolio on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Bantam Value Portfolio, to the effect that the representations and warranties of the Small Cap Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Bantam Value Portfolio shall reasonably request.


          8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PORTFOLIO.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to either Portfolio, the other party to this Agreement shall, at its option, not be required to complete the transactions contemplated by this Agreement.


          8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Bantam Value Portfolio in accordance with the provisions of the Fund's Articles of Incorporation.


          8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by either Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Portfolio, provided that either party hereto may for itself waive any of such conditions.

          8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.


          8.5. The Bantam Value Portfolio shall have declared a dividend or other distribution which, together with all previous dividends and other distributions, shall have the effect of distributing to the Bantam Value Portfolio Shareholders all of the Bantam Value Portfolio's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).

          8.6. The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes:

               (a) The transfer of all or substantially all of the Bantam Value Portfolio's assets in exchange for the Small Cap Portfolio Shares and the assumption by the Small Cap Portfolio of certain identified liabilities of the Bantam Value Portfolio will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Small Cap Portfolio upon the receipt of the assets of the Bantam Value Portfolio solely in exchange for the Small Cap Portfolio Shares and the assumption by the Small Cap Portfolio of certain identified liabilities of the Bantam Value Portfolio; (c) No gain or loss will be recognized by the Bantam Value Portfolio upon the transfer of the Bantam Value Portfolio's assets to the Small Cap Portfolio solely in exchange for the Small Cap Portfolio Shares and the assumption by the Small Cap Portfolio of certain identified liabilities of the Bantam Value Portfolio or upon the distribution (whether actual or constructive) of the Small Cap Portfolio Shares to Bantam Value Portfolio Shareholders in exchange for their shares of the Bantam Value Portfolio; (d) No gain or loss will be recognized by the Bantam Value Portfolio Shareholders upon the exchange of their Bantam Value Portfolio shares for Small Cap Portfolio Shares; (e) The aggregate tax basis for the Small Cap Portfolio Shares received by each of the Bantam Value Portfolio Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Bantam Value Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Small Cap Portfolio Shares to be received by each Bantam Value Portfolio Shareholder will include the period during which the Bantam Value Portfolio shares exchanged therefor were held by such Shareholder (provided the Bantam Value Portfolio shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Bantam Value Portfolio assets transferred to the Small Cap Portfolio will be the same as the tax basis of such assets to the Bantam Value Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Bantam Value Portfolio in the hands of the Small Cap Portfolio will include the period during which those assets were held by the Bantam Value Portfolio.

          No opinion will be expressed as to the effect of the reorganization on
(i) the Bantam Value Portfolio or the Small Cap Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Bantam Value Portfolio Shareholder that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.


          9. TERMINATION OF AGREEMENT.


          9.1. This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Closing Date (and notwithstanding any vote of the Bantam Value Portfolio Shareholders) if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.


          9.2. If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of either Fund, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

          10. WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Fund's Board if, in the judgment of the Fund's Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Portfolio.

          11. MISCELLANEOUS.

          11.1. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.


          11.3. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Small Cap Portfolio and the Bantam Value Portfolio shall be governed and construed in accordance with the internal laws of Maryland without giving effect to principles of conflict of laws.


          11.4. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          11.5. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


          11.6. (a) Any references in this Agreement to actions taken, deliveries by or to, or representations and warranties made by or to, the Small Cap Portfolio shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, the Fund on behalf of the Small Cap Portfolio.

               (b) Any references in this Agreement to actions taken, deliveries by or to, or representations and warranties made by or to, the Bantam Value Portfolio shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, the Fund on behalf of the Bantam Value Portfolio.

          IN WITNESS WHEREOF, each Portfolio has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                  THE LAZARD FUNDS, INC.
                                  on behalf of its Lazard Small
                                  Cap Portfolio


                                  By: /s/ HERBERT W. GULLQUIST
                                      --------------------------
                                      Herbert W. Gullquist,
                                      President


ATTEST: /s/ WILLIAM G. BUTTERLY, III
        -----------------------------
        William G. Butterly, III,
        Vice President and Secretary


                                  THE LAZARD FUNDS, INC.
                                  on behalf of its Lazard Bantam
                                  Value Portfolio


                                  By: /s/ HERBERT W. GULLQUIST
                                      -------------------------
                                      Herbert W. Gullquist,
                                      President


ATTEST: /s/ WILLIAM G. BUTTERLY, III
        -----------------------------
        William G. Butterly, III,
        Vice President and Secretary

                          LAZARD BANTAM VALUE PORTFOLIO


          The undersigned shareholder of the Lazard Bantam Value Portfolio (the "Portfolio"), a series of The Lazard Funds, Inc. (the "Fund"), hereby appoints William G. Butterly, III and James Giallanza, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Portfolio standing in the name of the undersigned at the close of business on June 1, 1999, at a Special Meeting of Shareholders to be held at the offices of the Fund, 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, at 10:00 a.m. on Friday, July 16, 1999, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.


          Please mark boxes in blue or black ink.

          1. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Portfolio, attributable to the Portfolio's Institutional Shares and Open Shares, in exchange for Institutional Shares and Open Shares, respectively, of Lazard Small Cap Portfolio, and the pro rata distribution of those shares to Portfolio Institutional Class and Open Class shareholders, respectively, and the subsequent termination of the Portfolio as a series of the Fund.

                   FOR                  AGAINST              ABSTAIN
                  /   /                 /   /                /   /

          2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                              Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                    Dated: _____________________, 1999


                                             --------------------------
                                             Signature(s)


                                             --------------------------
                                             Signature(s)


Sign, Date and Return the Proxy
  Card Promptly Using the
  Enclosed Envelope

                                                  Lazard Funds
                                                         Prospectus
                                                         May 1, 1999

As Revised June 1, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Table of Contents
================================================================================

                               Page
                                ------------------------------------------------
CAREFULLY REVIEW THIS            6  RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
IMPORTANT SECTION, WHICH        ------------------------------------------------
SUMMARIZES EACH PORTFOLIO'S      6  Lazard Equity Portfolio
INVESTMENTS, RISKS, PAST         8  Lazard Mid Cap Portfolio
PERFORMANCE AND FEES.           10  Lazard Small Cap Portfolio
                                12  Lazard Bantam Value Portfolio
                                14  Lazard Global Equity Portfolio
                                16  Lazard International Equity Portfolio
                                18  Lazard International Small Cap Portfolio
                                20  Lazard Emerging Markets Portfolio
                                22  Lazard Bond Portfolio
                                24  Lazard High Yield Portfolio
                                26  Lazard International Fixed-Income Portfolio
                                28  Lazard Strategic Yield Portfolio

                                -----------------------------------------------
REVIEW THIS SECTION FOR         30   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
INFORMATION ON INVESTMENT       -----------------------------------------------
STRATEGIES AND THEIR RISKS.     30  Lazard Equity Portfolio
                                30  Lazard Mid Cap Portfolio
                                31  Lazard Small Cap Portfolio
                                32  Lazard Bantam Value Portfolio
                                32  Lazard Global Equity Portfolio
                                33  Lazard International Equity Portfolio
                                34  Lazard International Small Cap Portfolio
                                35  Lazard Emerging Markets Portfolio
                                36  Lazard Bond Portfolio
                                36  Lazard High Yield Portfolio
                                37  Lazard International Fixed-Income Portfolio
                                39  Lazard Strategic Yield Portfolio

                                -----------------------------------------------
REVIEW THIS SECTION FOR         40   FUND MANAGEMENT
DETAILS ON THE PEOPLE AND       -----------------------------------------------
ORGANIZATIONS WHO OVERSEE THE   40  Investment Manager
PORTFOLIOS.                     40  Principal Portfolio Managers
                                41  Administrator
                                41  Distributor
                                41  Custodian
                                -----------------------------------------------
REVIEW THIS SECTION FOR         41  SHAREHOLDER INFORMATION
DETAILS ON HOW SHARES ARE       -----------------------------------------------
VALUED, HOW TO PURCHASE, SELL   41  General
AND EXCHANGE SHARES, RELATED    42  How to Buy Shares
CHARGES AND PAYMENTS OF         43  Distribution and Service (12b-1) Fees
DIVIDENDS AND DISTRIBUTIONS.    43  How to Sell Shares
                                43  Investor Services
                                44  General Policies
                                45  Account Policies, Dividends and Taxes

                                -----------------------------------------------
REVIEW THIS SECTION FOR RECENT  45  FINANCIAL HIGHLIGHTS
FINANCIAL INFORMATION.
                                -----------------------------------------------
WHERE TO LEARN MORE ABOUT THE       BACK COVER
PORTFOLIOS                      -----------------------------------------------

--------------------------------------------------------------------------------
LAZARD ASSET MANAGEMENT, A DIVISION OF LAZARD FRERES & CO. LLC ("LAZARD FRERES"), SERVES AS EACH PORTFOLIO'S INVESTMENT MANAGER.
--------------------------------------------------------------------------------

The Portfolios

The Lazard Funds, Inc. consists of twelve separate Portfolios, each with its own investment objective, strategies and risk/return profile. Each Portfolio invests in different securities, depending on its investment objective. Each Portfolio can be expected to have a different degree of risk and yield or return. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

You should be aware that the Portfolios:

o    Are not bank deposits;

o Are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation;

o    Are not guaranteed to achieve their stated goals;

Each Portfolio offers Institutional Shares and Open Shares. Institutional Shares and Open Shares have different investment minimums and different expense ratios.


Who May Want to Invest?

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------

Lazard Equity Portfolio
Lazard Mid Cap Portfolio
Lazard Small Cap Portfolio
Lazard Bantam Value Portfolio
Lazard Global Equity Portfolio
Lazard International Equity Portfolio
Lazard International Small Cap Portfolio
Lazard Emerging Markets Portfolio

These Portfolios will invest primarily in equity securities, including common stocks, preferred stocks and convertible securities of both U.S. and non-U.S. issuers. The Investment Manager seeks to identify undervalued securities based on earnings, cash flow or asset values. The Investment Manager focuses on individual stock selection rather than on general stock market trends.

The securities in which the Portfolios will invest generally have one or more of the following characteristics:

o    are undervalued relative to their earnings, cash flow or asset values;

o have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years;

o are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power;


o    have low projected price-to-earnings or price-to-cash flow multiples;


Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Equity Portfolios' performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

Consider investing in these Portfolios if you are:

x    seeking a long-term goal such as retirement

x    looking to add a growth component to your portfolio

x willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

These Portfolios may not be appropriate if you are:

x    pursuing a short-term goal or investing emergency reserves

x    uncomfortable with an investment that will go up and down in value

--------------------------------------------------------------------------------
FIXED-INCOME PORTFOLIOS
--------------------------------------------------------------------------------

Lazard Bond Portfolio
Lazard High Yield Portfolio
Lazard International Fixed-Income Portfolio
Lazard Strategic Yield Portfolio

These Portfolios will invest in a variety of both U.S. and non-U.S. fixed-income securities. The Investment Manager focuses on individual security selection in fixed-income markets. The risks associated with each Portfolio will vary. Each investor should review carefully the risks associated with each Portfolio. Consider investing in these Portfolios if you are:

x    looking to add a monthly income component to your investments

x    seeking higher potential returns than those offered by money market funds

x    willing to accept the risks of price and dividend fluctuations

These Portfolios may not be appropriate if you are:

x    investing emergency reserves

x    uncomfortable with an investment that will go up and down in value

                   RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
================================================================================

LAZARD EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of the S&P 500(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

PRINCIPAL INVESTMENT RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Equity Portfolio by showing the Portfolio's annual returns and its long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              1989           23.65%
                              1990           -4.73%
                              1991           27.55%
                              1992            5.26%
                              1993           18.62%
                              1994            4.23%
                              1995           37.69%
                              1996           19.91%
                              1997           25.13%
                              1998           17.31%

--------------------------------------------------------------------------------
   Best quarter:            12/31/98          21.97%
   Worst quarter:            9/30/98         (15.02)%
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                       INCEPTION     PAST     PAST        PAST        SINCE
                          DATE       YEAR    5 YEARS    10 YEARS     INCEPTION
--------------------------------------------------------------------------------
Institutional Shares     6/1/87     17.31%   20.36%      16.83%       14.98%
--------------------------------------------------------------------------------
Open Shares              2/5/97     16.98%     N/A         N/A        18.95%
--------------------------------------------------------------------------------
S&P 500(R)Index                     28.57%   24.06%      19.21%       16.50%
                                                                 (Institutional)
                                                                      31.00%
                                                                      (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual Portfolio Operating Expenses are paid out of Portfolio assets, and are reflected in the share price.

--------------------------------------------------------------------------------
Annual Portfolio
Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .10%                    .12%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        .85%                    1.12%
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

Use the table at the right to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o    $10,000 initial investment

o    5% annual return each year

o    redemption at the end of each period

o    no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                                       1          3           5          10
LAZARD EQUITY PORTFOLIO              Year       Years       Years       Years

INSTITUTIONAL SHARES                 $ 87       $271        $471       $1,049
--------------------------------------------------------------------------------
OPEN SHARES                          $114       $356        $617       $1,363
--------------------------------------------------------------------------------

                   RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
================================================================================

LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities, principally common stocks, of medium-size U.S. companies in the range of the Russell Midcap Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. Midcap companies carry additional risks because their earnings tend to be less predictable, their shares prices more volatile and their securities less liquid than larger, more established companies. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.


The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in a particular company compared to funds that are diversified. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.


The accompanying bar chart and table provide some indication of the risks of investing in the Lazard Mid Cap Portfolio by showing the Portfolio's annual returns and its long-term performance. The bar chart shows the performance of the Portfolio's Institutional Shares for its first full calendar year of operations. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Russell Midcap Index, an unmanaged index of mid-capitalization common stocks. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              1998            3.65%

--------------------------------------------------------------------------------
   Best quarter:            12/31/98          17.09%
   Worst quarter:            9/30/98         (16.68)%
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                               INCEPTION        PAST             SINCE
                                  DATE          YEAR            INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES             11/4/97        3.65%             5.58%
--------------------------------------------------------------------------------
OPEN SHARES                      11/4/97        3.42%             5.34%
--------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX                           10.10%            11.58%
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual Portfolio Operating Expenses are paid out of Portfolio assets, and are reflected in the share price.

--------------------------------------------------------------------------------
Annual Portfolio
Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------

Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .48%                    .66%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        1.23%                   1.66%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement*                            .18%                    .31%
--------------------------------------------------------------------------------
Net Expenses*                             1.05%                   1.35%
--------------------------------------------------------------------------------


* Reflects a contractual obligation by the Investment Manager to waive its fees and/or reimburse the Portfolio through December 31, 1999 to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.


EXPENSE EXAMPLE

Use the table at the right to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o    $10,000 initial investment

o    5% annual return each year

o    redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD MIDCAP                          1          3           5          10
PORTFOLIO                            Year+     Years+      Years+      Years+

INSTITUTIONAL SHARES                 $107       $373        $658       $1,473
--------------------------------------------------------------------------------
OPEN SHARES                          $137       $493        $873       $1,939
--------------------------------------------------------------------------------

     +    Year 1 fees and expenses are based on a contractual agreement.

                   RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
================================================================================

LAZARD SMALL CAP PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies in the range of the Russell 2000 Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

PRINCIPAL INVESTMENT RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.


The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in a particular company compared to funds that are diversified. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.


The accompanying bar chart and table provide some indication of the risks of investing in the Lazard Small Cap Portfolio by showing the Portfolio's annual returns and its long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Russell 2000 Index, an unmanaged index of smaller capitalization common stocks. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                        PERFORMANCE BAR CHART AND TABLE
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              1992           24.75%
                              1993           30.09%
                              1994            2.03%
                              1995           21.52%
                              1996           23.93%
                              1997           28.06%
                              1998          -12.62%

--------------------------------------------------------------------------------
   Best quarter:            12/31/98          18.39%
   Worst quarter:            9/30/98         (25.53)%
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                        INCEPTION        PAST         PAST          SINCE
                           DATE          YEAR        5 YEARS       INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES     10/30/91      (12.62)%      11.45%         16.11%
--------------------------------------------------------------------------------
OPEN SHARES               1/30/97      (12.86)%        N/A           4.82%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                      (2.55)%      11.86%         13.89%
                                                                (Institutional)
                                                                     8.49%
                                                                    (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual Portfolio Operating Expenses are paid out of Portfolio assets, and are reflected in the share price.

--------------------------------------------------------------------------------
Annual Portfolio
Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .06%                    .09%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        .81%                    1.09%
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

Use the table at the right to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o    $10,000 initial investment

o    5% annual return each year

o    redemption at the end of each period

o    no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD SMALL CAP                       1          3           5          10
PORTFOLIO                            Year       Years       Years       Years

INSTITUTIONAL SHARES                 $ 83       $259        $450       $1,002
--------------------------------------------------------------------------------
OPEN SHARES                          $111       $347        $601       $1,329
--------------------------------------------------------------------------------

                   RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
================================================================================

LAZARD BANTAM VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of small U.S. companies with market capitalizations under $500 million that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

PRINCIPAL INVESTMENT RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.


The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in a particular company compared to funds that are diversified. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.


The accompanying bar chart and table provide some indication of the risks of investing in the Lazard Bantam Value Portfolio by showing the Portfolio's annual returns and its long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Russell 2000 Index, an unmanaged index of smaller capitalization common stocks. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                        PERFORMANCE BAR CHART AND TABLE
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              1997           33.94%
                              1998          -13.82%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                               INCEPTION        PAST             SINCE
                                  DATE          YEAR            INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES             3/1/96       (13.82)%           16.39%
--------------------------------------------------------------------------------
OPEN SHARES                     1/23/97       (14.02)%            4.96%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                               11.16%
                                                             (Institutional)
                                                                  8.22%
                                                                 (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual Portfolio Operating Expenses are paid out of Portfolio assets, and are reflected in the share price.

--------------------------------------------------------------------------------
Annual Portfolio
Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------

Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .34%                    .60%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        1.09%                   1.60%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement*                            .04%                    .25%
--------------------------------------------------------------------------------
Net Expenses*                             1.05%                   1.35%
--------------------------------------------------------------------------------


* Reflects a contractual obligation by the Investment Manager to waive its fees and/or reimburse the Portfolio through December 31, 1999 to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.


EXPENSE EXAMPLE

Use the table at the right to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o    $10,000 initial investment

o    5% annual return each year

o    redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD BANTAM VALUE                    1          3           5          10
PORTFOLIO                            Year+     Years+      Years+      Years+

INSTITUTIONAL SHARES                 $107       $343        $597       $1,325
-----------------------------------------------------------------------------
OPEN SHARES                          $137       $481        $847       $1,879
--------------------------------------------------------------------------------
+ Year 1 fees and expenses are based on a contractual agreement.

                   RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
================================================================================

LAZARD GLOBAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large companies, with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) World Index, both U.S. and non-U.S., that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time based on the Investment Manager's judgment. Ordinarily, the Portfolio invests in at least three different foreign countries.

PRINCIPAL INVESTMENT RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. Foreign securities include special risks, such as exposure to currency fluctuations, changing political climate and potentially less liquidity. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.


The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in a particular company compared to funds that are diversified. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.



The accompanying bar chart and table provide some indication of the risks of investing in the Lazard Global Equity Portfolio by showing the Portfolio's annual returns and its long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the MSCI World Index, an arithmetic, market value-weighted average return which is derived from equities of Europe, Australasia and Far East (EAFE) Index countries and equities from Canada and the U.S. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              1997           15.26%
                              1998           17.10%

--------------------------------------------------------------------------------
   Best quarter:            12/31/98          18.45%
   Worst quarter:            9/30/98         (16.39)%
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 1998)

                               INCEPTION        PAST             SINCE
                                  DATE          YEAR            INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES             1/4/96        17.10%            16.09%
--------------------------------------------------------------------------------
OPEN SHARES                      1/30/97       16.82%            17.52%
--------------------------------------------------------------------------------
MSCIWORLD INDEX                                24.32%            17.57%
                                                             (Institutional)
                                                                 20.19%
                                                                 (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual Portfolio Operating Expenses are paid out of Portfolio assets, and are reflected in the share price.


Annual Portfolio
Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            1.43%                   1.85%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        2.18%                   2.85%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement*                            1.13%                   1.50%
--------------------------------------------------------------------------------
Net Expenses*                             1.05%                   1.35%
--------------------------------------------------------------------------------


* Reflects a contractual obligation by the Investment Manager to waive its fees and/or reimburse the Portfolio through December 31, 1999 to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.



EXPENSE EXAMPLE

Use the table at the right to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o    $10,000 initial investment

o    5% annual return each year

o    redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table.

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

LAZARD GLOBAL EQUITY                   1          3           5          10
PORTFOLIO                            Year+     Years+      Years+      Years+

INSTITUTIONAL SHARES                 $107       $573       $1,066      $2,425
--------------------------------------------------------------------------------
OPEN SHARES                          $137       $741       $1,371      $3,068
--------------------------------------------------------------------------------

+    Year 1 fees and expenses are based on a contractual agreement.

                   RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
================================================================================

LAZARD INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time based on the Investment Manager's judgment. Ordinarily, the Portfolio invests in at least three different foreign countries.

PRINCIPAL INVESTMENT RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The Portfolio's performance will be influenced by political, social and economic factors. These risks include changes in currency exchange rates, a lack of adequate company information, political instability and differing auditing and legal standards. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.


The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in a particular company compared to funds that are diversified. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.


The accompanying bar chart and table provide some indication of the risks of investing in the Lazard International Equity Portfolio by showing the Portfolio's annual returns and its long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index, an unmanaged index comprised of international equities. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                        PERFORMANCE BAR CHART AND TABLE
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              1992           -6.62%
                              1993           31.05%
                              1994            0.24%
                              1995           13.14%
                              1996           15.64%
                              1997           11.84%
                              1998           16.04%

--------------------------------------------------------------------------------
   Best quarter:            12/31/98          17.96%
   Worst quarter:            9/30/98         (17.11)%
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                               INCEPTION     PAST        PAST       SINCE
                                  DATE       YEAR       5 YEARS    INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES            10/29/91    16.04%      11.22%      11.26%
--------------------------------------------------------------------------------
OPEN SHARES                      1/23/97    15.82%        N/A       15.44%
--------------------------------------------------------------------------------
MSCI EUROPE,                                20.00%       9.19%       8.65%
AUSTRALASIA AND                                                 (Institutional)
FAR EAST INDEX                                                      12.82%
                                                                    (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual Portfolio Operating Expenses are paid out of Portfolio assets, and are reflected in the share price.

--------------------------------------------------------------------------------
Annual Portfolio
Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .15%                    .24%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        .90%                    1.24%
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

Use the table at the right to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o    $10,000 initial investment

o    5% annual return each year

o    redemption at the end of each period

o    no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

LAZARD INTERNATIONAL                   1          3           5          10
EQUITY PORTFOLIO                     Year       Years       Years       Years

INSTITUTIONAL SHARES                 $ 92       $287        $498       $1,108
--------------------------------------------------------------------------------
OPEN SHARES                          $126       $393        $681       $1,500
--------------------------------------------------------------------------------

                   RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
================================================================================

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT

The Portfolio invests primarily in equity securities, principally common stocks, of relatively small, non-U.S. companies in the range of the Morgan Stanley Capital International Europe, Australasia and Far East Small Cap Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well managed non-U.S. companies that have the potential to grow. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time based on the Investment Manager's judgment. Ordinarily, the Portfolio invests in at least three different foreign countries.

PRINCIPAL INVESTMENT RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The Portfolio's performance will be influenced by political, social and economic factors affecting non-U.S. companies. These risks include changes in currency exchange rates, a lack of adequate company information, political instability and differing auditing and legal standards. Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.


The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in a particular company compared to funds that are diversified. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.


The accompanying bar chart and table provide some indication of the risks of investing in the Lazard International Small Cap Portfolio by showing the Portfolio's annual returns and its long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Small Cap Index and the Salomon Extended Market Index Ex-U.S., each of which is an unmanaged index of securities listed on foreign stock exchanges. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                              1994           -4.51%
                              1995            1.90%
                              1996           15.65%
                              1997            0.27%
                              1998            7.55%

--------------------------------------------------------------------------------
   Best quarter:             3/31/98          20.62%
   Worst quarter:            9/30/98         (19.58)%
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 1998)

                              INCEPTION     PAST        PAST       SINCE
                                 DATE       YEAR       5 YEARS    INCEPTION
--------------------------------------------------------------------------------
Institutional Shares            12/1/93     7.55%       3.94%       5.58%
--------------------------------------------------------------------------------
Open Shares                     2/13/97     7.21%        N/A        1.97%
--------------------------------------------------------------------------------
MSCI Europe,                                5.44%      (3.38)%     (1.75)%
Australasia and Far                                            (Institutional)
East Small Cap Index                                              (10.27)%
                                                                   (Open)
--------------------------------------------------------------------------------
Salomon EMI                                12.15%       4.47%       5.68%
Index Ex-U.S.                                                  (Institutional)
                                                                    2.04%
                                                                   (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual Portfolio Operating Expenses are paid out of Portfolio assets, and are reflected in the share price.


Annual Portfolio
Operating Expenses
(expenses that are deducted from Portfolio assets)

                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .29%                    .93%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        1.04%                   1.93%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement*                              --                     .50%
--------------------------------------------------------------------------------
Net Expenses*                             1.04%                   1.43%
--------------------------------------------------------------------------------


* Reflects a contractual obligation by the Investment Manager to waive its fee and/or reimburse the Portfolio through December 31, 1999 to the extent Total Annual Portfolio Operating Expenses exceed 1.04% and 1.43% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.


EXPENSE EXAMPLE

Use the table at the right to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o    $10,000 initial investment

o    5% annual return each year

o    redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD INTERNATIONAL                   1          3           5          10
SMALL CAP PORTFOLIO                  Year+     Years+      Years+      Years+

INSTITUTIONAL SHARES                 $106       $331        $574       $1,271
--------------------------------------------------------------------------------
OPEN SHARES                          $146       $558        $996       $2,213
--------------------------------------------------------------------------------

+    Year 1 fees and expenses are based on a contractual agreement.

                   RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
================================================================================

LAZARD EMERGING MARKETS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are in emerging market countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the Morgan Stanley Capital International Emerging Markets (Free) Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela.

PRINCIPAL INVESTMENT RISKS

The securities markets of emerging market countries can be extremely volatile. The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. These risks include changes in currency exchange rates, a lack of adequate company information, political instability, and differing auditing and legal standards. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.


The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in a particular company compared to funds that are diversified. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.


The accompanying bar chart and table provide some indication of the risks of investing in the Lazard Emerging Markets Portfolio by showing the Portfolio's annual returns and its long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets (Free) Index and the International Finance Corp. (IFC) Investable Total Return Index, an index of emerging markets securities that represents 65% of market capital compiled by the International Finance Corporation. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                        PERFORMANCE BAR CHART AND TABLE
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              1995           -5.88%
                              1996           23.63%
                              1997           -9.84%
                              1998          -23.49%

--------------------------------------------------------------------------------
   Best quarter:             6/30/97          12.07%
   Worst quarter:            9/30/98         (23.59)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1998)

                               INCEPTION        PAST             SINCE
                                  DATE          YEAR            INCEPTION
--------------------------------------------------------------------------------
Institutional Shares             7/15/94      (23.49)%           (5.10)%
--------------------------------------------------------------------------------
Open Shares                      1/8/97       (23.30)%          (17.99)%
--------------------------------------------------------------------------------
MSCIEmerging                                  (25.34)%           (8.70)%
Markets (Free) Index                                         (Institutional)
                                                                (19.40)%
                                                                 (Open)
--------------------------------------------------------------------------------
IFCInvestable Total                           (22.02)%           (8.85)%
Return Index                                                 (Institutional)
                                                                (19.53)%
                                                                 (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual Portfolio Operating Expenses are paid out of Portfolio assets, and are reflected in the share price.

Annual Portfolio
Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
Management fees                           1.00%                   1.00%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .29%                    .51%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        1.29%                   1.76%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement*                            .01%                    .16%
--------------------------------------------------------------------------------
Net Expenses*                             1.28%                   1.60%
--------------------------------------------------------------------------------


* Reflects a contractual obligation by the Investment Manager to waive its fees and/or reimburse the Portfolio through December 31, 1999 to the extent Total Annual Portfolio Operating Expenses exceed 1.28% and 1.60% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.


EXPENSE EXAMPLE

Use the table at the right to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o    $10,000 initial investment

o    5% annual return each year

o    redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD EMERGING MARKETS                1          3           5          10
PORTFOLIO                            Year+     Years+      Years+      Years+

INSTITUTIONAL SHARES                 $130       $408        $707       $1,556
--------------------------------------------------------------------------------
OPEN SHARES                          $163       $539        $939       $2,060
--------------------------------------------------------------------------------

+    Year 1 fees and expenses are based on a contractual agreement.

                   RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
================================================================================

LAZARD BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to build and preserve capital.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a range of bonds and other fixed-income securities, including mortgage-backed securities, asset-backed securities, municipal securities, corporate fixed-income securities and U.S. Government securities. The Portfolio invests the major portion of its assets in investment grade fixed-income securities and may invest up to 10% of its total assets in fixed-income securities rated below investment grade ("junk" bonds). Under normal market conditions, the Portfolio invests at least 80% of its total assets in fixed-income securities with maturities of greater than one year. Under normal market conditions, the Portfolio's effective duration (a measure of interest rate sensitivity) will range between two and seven years.

PRINCIPAL INVESTMENT RISKS


While bonds are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. The Portfolio is subject to credit risk, the risk that an issuer of bonds held by the Portfolio fails to make timely interest or principal payments, potentially reducing the Portfolio's income or share price. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in a particular company compared to funds that are diversified. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.


The accompanying bar chart and table provide some indication of the risks of investing in the Lazard Bond Portfolio by showing the Portfolio's annual returns and its long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Lehman Intermediate Government/ Corporate Bond Index, an index calculated by Lehman Brothers. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                        PERFORMANCE BAR CHART AND TABLE
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              1992            5.69%
                              1993            8.59%
                              1994           -4.20%
                              1995           16.20%
                              1996            4.36%
                              1997            8.56%
                              1998            5.77%


--------------------------------------------------------------------------------
   Best quarter:             6/30/95           6.15%
   Worst quarter:            3/31/94          (2.40)%
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 1998)

                               INCEPTION     PAST        PAST       SINCE
                                  DATE       YEAR       5 YEARS    INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES            11/12/91     5.77%       5.93%       6.69%
--------------------------------------------------------------------------------
OPEN SHARES                      3/5/97      5.42%        N/A        6.93%
--------------------------------------------------------------------------------
LEHMAN INTERMEDIATE                          8.43%       6.60%       7.35%
GOV'T/CORP. BOND INDEX                                          (Institutional)
                                                                     8.66%
                                                                    (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual Portfolio Operating Expenses are paid out of Portfolio assets, and are reflected in the share price.

Annual Portfolio
Operating Expenses
(expenses that are deducted from Portfolio assets)
--------------------------------------------------------------------------------
                                      Institutional               Open
                                         Shares                  Shares
--------------------------------------------------------------------------------
Management fees                           .50%                    .50%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .29%                    .46%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        .79%                    1.21%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement*                            .01%                    .11%
--------------------------------------------------------------------------------
Net Expenses*                             .78%                    1.10%
--------------------------------------------------------------------------------


* Reflects a contractual obligation by the Investment Manager to waive its fees and/or reimburse the Portfolio through December 31, 1999 to the extent Total Annual Portfolio Operating Expenses exceed 1.28% and 1.60% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.


EXPENSE EXAMPLE

Use the table at the right to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o    $10,000 initial investment

o    5% annual return each year

o    redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table.

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                                       1          3           5          10
LAZARD BOND PORTFOLIO                Year+     Years+      Years+      Years+

INSTITUTIONAL SHARES                 $ 80       $251        $438        $977
--------------------------------------------------------------------------------
OPEN SHARES                          $112       $373        $654       $1,456
--------------------------------------------------------------------------------

+    Year 1 fees and expenses are based on a contractual agreement.

                   RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
================================================================================

LAZARD HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks maximum total return from a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in high-yielding corporate fixed-income securities rated, at the time of purchase, below investment grade ("junk bonds"). While the Portfolio's emphasis is currently on high-yielding corporate bonds, it may also invest in mortgage-related securities, asset-backed securities, zero coupon securities, municipal securities, preferred stock and convertible securities of U.S. and non-U.S. issuers. The Portfolio may invest, to a limited extent, in companies in, or governments of, emerging market countries.

PRINCIPAL INVESTMENT RISKS

High yield bonds involve greater credit risk than investment grade bonds. They tend to be more volatile in price, less liquid and are considered speculative. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Other risk factors could have an effect on the Portfolio's performance, including:

o if there is a decline in the credit quality of a bond, or a perception of a decline, the bond's value could fall, potentially lowering the Portfolio's share price

o if the Portfolio's mortgage-related securities are paid off substantially earlier or later than expected, the Portfolio's share price or yield could be hurt

o the price and yield of non-U.S. debt securities could be affected by factors ranging from political and economic instability to changes in currency exchange rates


The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in a particular company compared to funds that are diversified. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.


                         PERFORMANCE BAR CHART AND TABLE


  As the Portfolio had not completed a year of operations as of the date of the financial data presented in this Prospectus, no performance information is provided.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual Portfolio Operating Expenses are paid out of Portfolio assets, and are reflected in the share price.

--------------------------------------------------------------------------------
Annual Portfolio
Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .80%                    8.77%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        1.55%                   9.77%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement*                            .50%                   8.42%
--------------------------------------------------------------------------------
Net Expenses*                             1.05%                   1.35%
--------------------------------------------------------------------------------

* Reflects a contractual obligation by the Investment Manager to waive its fee and/or reimburse the Portfolio through December 31, 1999 to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.


EXPENSE EXAMPLE

Use the table at the right to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o    $10,000 initial investment

o    5% annual return each year

o    redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD HIGH YIELD                      1          3           5          10
PORTFOLIO                            Year+     Years+      Years+      Years+

INSTITUTIONAL SHARES                 $107       $441        $797       $1,803
--------------------------------------------------------------------------------
OPEN SHARES                          $137      $2,067      $3,817      $7,513
--------------------------------------------------------------------------------

+    Year 1 fees and expenses are based on a contractual agreement.

                   RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
================================================================================

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks maximum total return from a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio generally invests at least 80% of its total assets in fixed-income securities of companies within, or governments, their agencies or instrumentalities of, at least three different non-U.S. countries. The Investment Manager currently intends to invest the Portfolio's assets primarily in companies within, or governments of, Continental Europe, the United Kingdom, Canada and the Pacific Basin. The Portfolio invests primarily in non-U.S. fixed-income securities of varying maturities. The Portfolio typically invests more than half of its total assets in corporate bonds, mortgage-related securities and asset-backed securities and typically invests less than half of its total assets in foreign government obligations. The Portfolio generally invests at least 85% of its total assets in investment grade fixed-income securities and may invest up to 15% of its total assets in fixed-income securities rated below investment grade ("junk" bonds). Under normal market conditions, the Portfolio's effective duration (a measure of interest rate sensitivity) will range between two and eight years.

PRINCIPAL INVESTMENT RISKS

While bonds are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. The Portfolio is subject to credit risk, or the risk that an issuer of bonds held by the Portfolio fails to make timely interest or principal payments, potentially reducing the Portfolio's income or share price. The Portfolio's performance will be influenced by political, social and economic factors of non-U.S. countries. These risks include changes in currency exchange rates, a lack of adequate company information, political instability and differing auditing and legal standards. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Mortgage-related securities can have a different interest rate sensitivity than other bonds, because of prepayments and other factors. For example, when interest rates fall, mortgage-related securities may be paid off earlier than expected, and the Portfolio may reinvest those assets at lower rates. This lessens these securities' appreciation potential when interest rates decline. When interest rates rise, mortgage-related securities may decline less in price, given their generally higher coupon.

The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in a particular company compared to funds that are diversified. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.



The accompanying bar chart and table provide some indication of the risks of investing in the Lazard International Fixed-Income Portfolio by showing the Portfolio's annual returns and its long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Salomon World Government Bond Index Ex-U.S., an index compiled by Salomon Smith Barney. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                        PERFORMANCE BAR CHART AND TABLE
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              1992            2.03%
                              1993           15.67%
                              1994            4.17%
                              1995           19.38%
                              1996            5.52%
                              1997           -5.58%
                              1998           13.20%

--------------------------------------------------------------------------------
   Best quarter:             3/31/95          13.20%
   Worst quarter:            3/31/97          (5.63)%
--------------------------------------------------------------------------------

Average Annual Total Returns
(for the periods ended December 31, 1998)

                               INCEPTION     PAST        PAST       SINCE
                                  DATE       YEAR       5 YEARS    INCEPTION
--------------------------------------------------------------------------------
Institutional Shares             11/8/91    13.20%       7.00%       7.86%
--------------------------------------------------------------------------------
Open Shares                      1/8/97     12.92%        N/A        3.72%
--------------------------------------------------------------------------------
Salomon World                               17.19%       8.26%       9.61%
Government Bond                                                 (Institutional)
Index Ex-U.S.                                                        6.81%
                                                                    (Open)
--------------------------------------------------------------------------------


FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual Portfolio Operating Expenses are paid out of Portfolio assets, and are reflected in the share price.


Annual Portfolio
Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
Management fees                            .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) fees                      None                     .25%
--------------------------------------------------------------------------------
Other expenses                             .35%                    .92%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        1.10%                   1.92%
--------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement*                     .01%                    .57%
--------------------------------------------------------------------------------
Net Expenses*                             1.09%                   1.35%
--------------------------------------------------------------------------------


* Reflects a contractual obligation by the Investment Manager to waive its fees and/or reimburse the Portfolio through December 31, 1999 to the extent Total Annual Portfolio Operating Expenses exceed 1.09% and 1.35% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.



EXPENSE EXAMPLE

Use the table at the right to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


o    $10,000 initial investment

o    5% annual return each year

o    redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD INTERNATIONAL                   1          3           5          10
FIXED-INCOME PORTFOLIO               Year+     Years+      Years+      Years+

INSTITUTIONAL SHARES                 $111       $349        $605       $1,339
--------------------------------------------------------------------------------
OPEN SHARES                          $137       $548        $984       $2,197
--------------------------------------------------------------------------------

+    Year 1 fees and expenses are based on a contractual agreement.

                   RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
================================================================================

LAZARD STRATEGIC YIELD PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks total return from a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a wide variety of U.S. and non-U.S. fixed-income securities. The Portfolio typically invests approximately half of its total assets in investment grade corporate bonds, mortgage-related securities and asset-backed securities. The Portfolio typically invests approximately half of its total assets in fixed-income securities rated below investment grade ("junk" bonds), emerging markets securities, structured notes and local currency-denominated bonds. Structured notes are securities that provide cash flows based on the movements of underlying variables, such as exchange rates or interest rates. At least 95% of these fixed-income securities will be rated, at the time of purchase, at least CCC by S&P or Caa by Moody's, or the unrated equivalent as determined by the Investment Manager. The remaining 5% may be rated as low as the lowest rating assigned by S&P or Moody's.

Consequently, the Portfolio may invest all of its assets in fixed-income securities rated below investment grade. The Portfolio may invest up to 50% of its total assets in non-U.S. dollar denominated fixed-income securities of foreign issuers.

PRINCIPAL INVESTMENT RISKS

While bonds are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. High yield bonds involve greater credit risk than investment grade bonds. They tend to be more volatile in price, less liquid and are considered speculative.

The Portfolio's performance will be influenced by political, social and economic factors affecting non-U.S. countries. These risks include changes in currency exchange rates, a lack of adequate company information, political instability and differing auditing and legal standards. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of emerging market issuers often are subject to rapid and large changes in price.

Mortgage-related securities can have a different interest rate sensitivity than other bonds, because of prepayments and other factors. For example, when interest rates fall, mortgage-related securities may be paid off earlier than expected, and the Portfolio may reinvest those assets at lower rates. This lessens these securities' appreciation potential when interest rates decline. When interest rates rise, mortgage-related securities may decline less in price, given their generally higher coupon.

The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in a particular company compared to funds that are diversified. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.

The accompanying bar chart and table provide some indication of the risks of investing in the Lazard Strategic Yield Portfolio by showing the Portfolio's annual returns and its long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the One Month LIBOR U.S. Dollar Fixed Index, an average derived from sixteen quotations provided by banks determined by the British Bankers Association. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.


                        PERFORMANCE BAR CHART AND TABLE
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              1992            5.96%
                              1993           15.60%
                              1994           -2.34%
                              1995           13.56%
                              1996           13.74%
                              1997            5.30%
                              1998            0.75%


--------------------------------------------------------------------------------
   Best quarter:          3/31/93        6.33%
   Worst quarter:         9/30/98       (3.78)%
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                               INCEPTION     PAST        PAST        SINCE
                                  DATE       YEAR       5 YEARS    INCEPTION
--------------------------------------------------------------------------------
Institutional Shares            10/31/91     0.75%       6.00%       7.36%
--------------------------------------------------------------------------------
Open Shares                      1/23/97     0.37%        N/A        2.12%
--------------------------------------------------------------------------------
One Month LIBOR                              5.54%       5.44%       4.88%
USD Fixed Index                                                 (Institutional)
                                                                     5.61%
                                                                    (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual Portfolio Operating Expenses are paid out of Portfolio assets, and are reflected in the share price.


Annual Portfolio
Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)



                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
Management fees                            .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) fees                      None                     .25%
--------------------------------------------------------------------------------
Other expenses                             .15%                    .28%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        .90%                    1.28%
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

Use the table at the right to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o    $10,000 initial investment

o    5% annual return each year

o    redemption at the end of each period

o    no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower. the Portfolio will perform in the future.


LAZARD STRATEGIC                       1          3           5          10
YIELD PORTFOLIO                      Year       Years       Years       Years

INSTITUTIONAL SHARES                  $92       $287        $498       $1,108
--------------------------------------------------------------------------------
OPEN SHARES                          $130       $406        $702       $1,545
--------------------------------------------------------------------------------

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
================================================================================
                            LAZARD EQUITY PORTFOLIO
================================================================================
                      Ticker Symbol: LZEQX (Institutional)
                                     LZEOX (Open)

INVESTMENT OBJECTIVE AND STRATEGIES

The Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of U.S. companies with market capitalizations in the range of the S&P 500(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

The Portfolio generally invests at least 80% of its total assets in equity securities. The Portfolio may invest up to 20% of its total assets in U.S. Government securities and investment grade debt obligations of U.S. corporations. The Portfolio also may invest up to 10% of its total assets in non-U.S. equity or debt securities that trade in U.S. markets.

The Portfolio may engage, to a limited extent, in various investment techniques, such as options transactions, leveraging and lending portfolio securities.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Investment Manager's expectations.

Risk Factors

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing smaller companies). Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the market and may result in the Portfolio not achieving its investment objective.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.

While the Portfolio may engage in options transactions primarily to hedge its portfolio, it may use options to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility.

                            LAZARD MID CAP PORTFOLIO
================================================================================
                      Ticker Symbol: LZMIX (Institutional)
                                     N/A (Open)

INVESTMENT OBJECTIVE AND STRATEGIES

The Mid Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of medium-size U.S. companies in the range of the Russell Midcap Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Russell Midcap Index is composed of selected common stocks of medium-size U.S. companies.

The Portfolio generally invests at least 80% of its total assets in the equity securities of undervalued medium-size companies. The Portfolio may invest up to 20% of its total assets in the equity securities of larger capitalization companies or investment grade debt securities. The Portfolio may also invest up to 15% of its total assets in non-U.S. equity or debt securities.

The Portfolio may engage, to a limited extent, in various investment techniques, such as options and futures transactions, foreign currency transactions, leveraging, short-selling and lending portfolio securities.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Investment Manager's expectations.

RISK FACTORS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing larger companies). Mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Some of the Portfolio's investments will rise and fall based on investor perception. Investments in value stocks are subject to the risk that they may never reach what the Investment Manager believes is their full value. They also may decline in price, even though in theory they are already undervalued. And, while investments in value stocks may limit downside risk over time, the Portfolio may, as a trade-off, produce smaller gains than riskier stock funds.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the market and may result in the Portfolio not achieving its investment objective.

While the Portfolio may engage in options and futures transactions and foreign currency transactions primarily to hedge its portfolio, it may use these transactions to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.


                           LAZARD SMALL CAP PORTFOLIO
================================================================================
                      Ticker Symbol: LZSCX (Institutional)
                                     LZCOX (Open)

INVESTMENT OBJECTIVE AND STRATEGIES

The Small Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies in the range of the Russell 2000 Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies.

The Portfolio generally invests at least 80% of its total assets in equity securities of small U.S. companies. These securities generally have one or more of the following characteristics:

o    have the potential to become a larger factor in the company's business;

o    have significant debt but have high levels of free cash flow; and

o have a relatively short corporate history with the expectation that the business may grow.

The Portfolio may invest up to 20% of its total assets in equity securities of larger U.S. companies or investment grade debt securities. The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Investment Manager's expectations.

Risk Factors

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing larger companies). Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Some of the Portfolio's investments will rise and fall based on investor perception only. Investments in value stocks are subject to the risk that they may never reach what the Investment Manager believes is their full value. They also may decline in price, even though in theory they are already undervalued. And, while investments in value stocks may limit downside risk over time, the Portfolio may, as a trade-off, produce smaller gains than riskier stock funds.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the market and may result in the Portfolio not achieving its investment objective.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.


                          LAZARD BANTAM VALUE PORTFOLIO
================================================================================
                      Ticker Symbol: LABVX (Institutional)
                                     N/A (Open)

INVESTMENT OBJECTIVE AND STRATEGIES

The Bantam Value Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of small U.S. companies with market capitalizations under $500 million that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

The Portfolio generally invests at least 80% of its total assets in equity securities of small U.S. companies. The Portfolio may invest up to 20% of its total assets in equity securities of large U.S. companies or investment grade debt securities. The Portfolio also may invest up to 10% of its total assets in non-U.S. equities or investment grade debt securities that trade in U.S. markets.

The Portfolio may engage, to a limited extent, in various investment techniques, such as options transactions and lending portfolio securities.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Investment Manager's expectations.

Risk Factors

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing larger companies). Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Some of the Portfolio's investments will rise and fall based on investor perception only. Investments in value stocks are subject to the risk that they may never reach what the Investment Manager believes is their full value. They also may decline in price, even though in theory they are already undervalued. And, while investments in value stocks may limit downside risk over time, the Portfolio may, as a trade-off, produce smaller gains than riskier stock funds.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the market and may result in the Portfolio not achieving its investment objective.

While the Portfolio may engage in options transactions primarily to hedge its portfolio, it may use options to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility.

At times, the Portfolio may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.


                         LAZARD GLOBAL EQUITY PORTFOLIO
================================================================================

                       Ticker Symbol: LZGEX(Institutional)
                                      N/A (Open)


INVESTMENT OBJECTIVE AND STRATEGIES

The Global Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large companies, (those whose market value is more than $1 billion) both U.S. and non-U.S., that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

The Portfolio generally invests at least 80% of its total assets in equity securities, including American and Global Depositary Receipts, of companies located in at least four different countries, including the United States. The allocation of the Portfolio's assets among geographic regions may shift from time to time based on the Investment Manager's judgment and its analysis of market conditions. However, the Investment Manager currently intends to invest at least 25% of the Portfolio's total assets in securities of U.S. companies.

The Portfolio may invest up to 20% of its total assets in investment grade fixed-income securities. The Portfolio may engage, to a limited extent, in various investment techniques, such as options and futures transactions, foreign currency transactions and lending portfolio securities.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Investment Manager's expectations.

RISK FACTORS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

The Portfolio's performance will be influenced by political, social and economic factors affecting companies around the world. These risks include changes in currency exchange rates, a lack of adequate company information, political instability, and differing auditing and legal standards. To the extent the Portfolio invests in companies in emerging market countries, these countries generally have economic structures that are less diverse and mature and political systems that are less stable, than those of developed countries.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the market and may result in the Portfolio not achieving its investment objective.

While the Portfolio may engage in options and futures transactions and foreign currency transactions primarily to hedge its portfolio, it may use these transactions to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.


The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.


                              LAZARD INTERNATIONAL
                                EQUITY PORTFOLIO
================================================================================
                      Ticker Symbol: LZIEX (Institutional)
                                     LZIOX (Open)

INVESTMENT OBJECTIVE AND STRATEGIES

The International Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the MSCI Europe, Australasia and Far East Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

The Portfolio generally invests at least 80% of its total assets in equity securities of companies located in at least three different foreign countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on the Investment Manager's judgment and its analysis of market conditions. However, the Investment Manager currently intends to invest the Portfolio's assets primarily in companies based in developed markets.

The Portfolio may invest up to 20% of its total assets in investment grade fixed-income securities and short-term money market instruments. The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Investment Manager's expectations.

RISK FACTORS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

The Portfolio's performance will be influenced by political, social and economic factors affecting companies around the world. These risks include changes in currency exchange rates, a lack of adequate company information, political instability, and differing auditing and legal standards.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the market and may result in the Portfolio not achieving its investment objective.

While the Portfolio may engage in foreign currency transactions primarily to hedge its portfolio, it may use these transactions to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.


                              LAZARD INTERNATIONAL
                               SMALL CAP PORTFOLIO
================================================================================

                      Ticker Symbol: LZISX (Institutional)
                                     N/A (Open)


INVESTMENT OBJECTIVE AND STRATEGIES

The International Small Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small non-U.S. companies in the range of the Morgan Stanley Capital International Europe, Australasia and Far East Small Cap Index (the "MSCI EAFE Small Cap Index") that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The MSCI EAFE Small Cap Index is an unmanaged index of securities listed on foreign stock exchanges.

The Portfolio generally invests at least 80% of its total assets in equity securities, including American and Global Depositary Receipts, of small non-U.S. companies.

The Portfolio generally invests at least 65% of its total assets in equity securities of small companies located in at least three foreign countries. The allocation of the Portfolio's assets among geographic regions may shift from time to time based on the Investment Manager's judgment and its analysis of market conditions. However, the Investment Manager currently intends to invest the Portfolio's assets primarily in companies based in Continental Europe, the United Kingdom, the Pacific Basin, Latin America and Canada.

The Portfolio may invest up to 20% of its total assets in equity securities of large companies or investment grade debt securities. The Portfolio may engage, to a limited extent, in various investment techniques, such as options and futures transactions, foreign currency transactions and lending portfolio securities.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Investment Manager's expectations.


RISK FACTORS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

The Portfolio's performance will be influenced by political, social and economic factors affecting companies around the world. These risks include changes in currency exchange rates, a lack of adequate company information, political instability, and differing auditing and legal standards.

Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Some of the Portfolio's investments will rise and fall based on investor perception only. Investments in value stocks are subject to the risk that they may never reach what the Investment Manager believes is their full value. They also may decline in price, even though in theory they are already undervalued. And, while investments in value stocks may limit downside risk over time, the Portfolio may, as a trade-off, produce smaller gains than riskier stock funds.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the market and may result in the Portfolio not achieving its investment objective.

While the Portfolio may engage in options and futures transactions and foreign currency transactions primarily to hedge its portfolio, it may use these transactions to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.

                        LAZARD EMERGING MARKETS PORTFOLIO
================================================================================
                      Ticker Symbol: LZEMX (Institutional)
                                     N/A (Open)

INVESTMENT OBJECTIVE AND STRATEGIES

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal business activities are located in emerging market countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Emerging market countries include all countries represented by the Morgan Stanley Capital International Emerging Markets (Free) Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela.

The Portfolio generally invests at least 65% of its total assets in equity securities, including American and Global Depositary Receipts, of companies whose principal business activities are located in emerging market countries. The Portfolio invests at least 65% of its total assets in equity securities of companies in at least three different foreign countries. The allocation of the Portfolio's assets among emerging market countries may shift from time to time based on the Investment Manager's judgment and its analysis of market conditions. However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Europe.

The Portfolio may invest, to a limited extent, in closed-end investment companies that invest in emerging market securities. When the Investment Manager believes it is warranted, the Portfolio may invest, without limitation, in high quality fixed-income securities or the equity securities of U.S. companies.

The Portfolio may engage, to a limited extent, in various investment techniques, such as options and futures transactions, foreign currency transactions and lending portfolio securities.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Investment Manager's expectations.

RISK FACTORS

The securities markets of emerging market countries can be extremely volatile. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. These risks include changes in currency exchange rates, a lack of adequate company information, political instability, and differing auditing and legal standards. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the market and may result in the Portfolio not achieving its investment objective.

While the Portfolio may engage in options and futures transactions and foreign currency transactions primarily to hedge its portfolio, it may use these transactions to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.

================================================================================
                              LAZARD BOND PORTFOLIO
================================================================================

                      Ticker Symbol: LZBDX (Institutional)
                                     N/A (Open)


INVESTMENT OBJECTIVE AND STRATEGIES

The Bond Portfolio seeks to build and preserve capital. The Portfolio invests in a range of bonds and other fixed-income securities, including mortgage-backed securities, asset-backed securities, municipal securities, corporate fixed-income securities and U.S. Government securities. The allocation of the Portfolio's assets among fixed-income sectors may shift from time to time based on the Investment Manager's judgment.

The Portfolio invests the major portion of its assets in investment grade bonds and other fixed-income securities or the unrated equivalent as determined by the Investment Manager. The Portfolio may invest up to 10% of its total assets in bonds and other fixed-income securities rated, at the time of purchase, below investment grade and as low as the lowest rating assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or the unrated equivalent ("junk bonds") as determined by the Investment Manager.

The Portfolio generally invests at least 80% of its total assets in bonds and other fixed-income securities with maturities of greater than one year. The Investment Manager anticipates that, under normal market conditions, the Portfolio's effective duration will range between two and seven years. Duration is a measure of how sensitive the securities held by the Portfolio may be to changes in interest rates.

The Portfolio may engage, to a limited extent, in various investment techniques, such as options and futures transactions and lending portfolio securities.

The Portfolio typically sells a fixed-income security when new information changes the Investment Manager's fundamental view of the issuer, the current price appreciation makes the future value of the security less attractive or the market sector becomes overvalued relative to other sectors.

RISK FACTORS

While bonds are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. The value of your investment in the Portfolio will go up and down, which means that you could lose money.


The Portfolio is subject to credit risk, the risk that an issuer of bonds held by the Portfolio fails to make timely interest or principal payments, potentially reducing the Portfolio's income or share price.


The Portfolio's investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Lower-rated bonds tend to be more volatile, less liquid and are considered speculative.

While the Portfolio may engage in options and futures transactions primarily to hedge its portfolio, it may use these transactions to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. Although the Portfolio would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the bond market and may result in the Portfolio not achieving its investment objective.

At times, the Portfolio may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.

                           LAZARD HIGH YIELD PORTFOLIO
================================================================================
                      Ticker Symbol: LZHYX (Institutional)
                                     N/A (Open)

INVESTMENT OBJECTIVE AND STRATEGIES

The High Yield Portfolio seeks maximum total return from a combination of capital appreciation and current income. The Portfolio invests primarily in U.S. high-yielding, fixed-income securities rated, at the time of purchase, below investment grade ("junk" bonds).

The Portfolio generally invests at least 80% of its total assets in bonds and other fixed-income securities rated, at the time of purchase, below investment grade by S&P or Moody's and as low as the lowest rating assigned by S&P and Moody's, or the unrated equivalent as determined by the Investment Manager. While the Portfolio's investment emphasis is currently on high-yielding corporate bonds, it may also invest in mortgage-related securities, asset-backed securities, zero coupon securities, municipal securities, preferred stock and convertible securities of U.S. and non-U.S. issuers. The Portfolio may invest, to a limited extent in companies in, or governments of, emerging market countries. When the Investment Manager believes it appropriate based on market conditions, the Portfolio may invest in investment grade securities or the unrated equivalent as determined by the Investment Manager.

The Portfolio may engage, to a limited extent, in various investment techniques, such as options and futures transactions, foreign currency transactions, leveraging, short-selling and lending portfolio securities.

The Portfolio typically sells a fixed-income security when new information changes the Investment Manager's fundamental view of the issuer, the current price appreciation makes the future value of the security less attractive or the market sector becomes overvalued relative to other sectors.

RISK FACTORS

While bonds are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

High yield bonds involve greater credit risk, including the risk of default, than investment grade bonds. They tend to be more volatile in price, less liquid and are considered speculative. As with stocks, the prices of junk bonds can fall in response to bad news about the issuer, the issuer's industry or the economy in general.

Other risk factors could have an effect on the Portfolio's performance:

     o    if an issuer fails to make timely interest or principal payments

     o if there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the Portfolio's share price

     o if the Portfolio's mortgage-related securities are paid off substantially earlier or later than expected, the Portfolio's share price or yield could be hurt

     o the price and yield of non-U.S. debt securities could be affected by factors ranging from political and economic instability to changes in currency exchange rates

     o during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

While the Portfolio may engage in options and futures transactions and foreign currency transactions primarily to hedge its portfolio, it may use these transactions to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the high yield bond market and may result in the Portfolio not achieving its investment objective.

At times, the Portfolio may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.

                   LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO
================================================================================
                      Ticker Symbol: LZIFX (Institutional)
                                     N/A (Open)

INVESTMENT OBJECTIVE AND STRATEGIES

The International Fixed-Income Portfolio seeks high total return from a combination of current income and capital appreciation. The Portfolio invests primarily in non-U.S. fixed-income securities of varying maturities.


The Portfolio typically invests more than half of its total assets in corporate bonds, mortgage-related securities and asset-backed securities and typically invests less than half of its total assets in foreign government obligations.

================================================================================

The Portfolio generally invests at least 80% of its total assets in fixed-income securities of companies within, or governments, their agencies or instrumentalities of, at least three different non-U.S. countries. The Portfolio may invest in any region of the world, including emerging market countries. However, the Investment Manager currently intends to invest the Portfolio's assets primarily in companies within, or governments of, Continental Europe, the United Kingdom, Canada and the Pacific Basin. The Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.

The Portfolio generally invests at least 85% of its total assets in investment grade fixed-income securities or the unrated equivalent as determined by the Investment Manager. The Portfolio may invest up to 15% of its total assets in fixed-income securities rated, at the time of purchase, below investment grade and as low as the lowest rating assigned by S&P and Moody's or the unrated equivalent as determined by the Investment Manager.

The Investment Manager anticipates that, under normal market conditions, the Portfolio's effective duration will range between two and eight years. Duration is a measure of how sensitive the securities held by the Portfolio may be to changes in interest rates.

The Portfolio may engage, to a limited extent, in various investment techniques, such as options and futures transactions, foreign currency transactions and lending portfolio securities.

The Portfolio typically sells a fixed-income security when new information changes the Investment Manager's fundamental view of the issuer, the current price appreciation makes the future value of the security less attractive or the market sector becomes overvalued relative to other sectors.


RISK FACTORS

While bonds are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. The value of your investment in the Portfolio will go up and down, which means that you could lose money.


The Portfolio is subject to credit risk, the risk that an issuer of bonds held by the Portfolio fails to make timely interest or principal payments, potentially reducing the Portfolio's income or share price.


The Portfolio's performance will be influenced by political, social and economic factors affecting companies around the world. These risks include changes in currency exchange rates, a lack of adequate company information, political instability, and differing auditing and legal standards.

The Portfolio's investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Lower-rated bonds tend to be more volatile, less liquid and are considered speculative.

Mortgage-related securities can have a different interest rate sensitivity than other bonds, because of prepayments and other factors. For example, when interest rates fall, mortgage-related securities may be paid off earlier than expected, and the Portfolio may reinvest those assets at lower rates. This lessens these securities' appreciation potential when interest rates decline. When interest rates rise, mortgage-related securities may decline less in price, given their generally higher coupon.

While the Portfolio may engage in options and futures transactions and foreign currency transactions primarily to hedge its portfolio, it may use these transactions to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the bond market and may result in the Portfolio not achieving its investment objective.

At times, the Portfolio may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.

================================================================================
                        LAZARD STRATEGIC YIELD PORTFOLIO
================================================================================
                      Ticker Symbol: LZSYX (Institutional)
                                     N/A (Open)

INVESTMENT OBJECTIVE AND STRATEGIES

The Strategic Yield Portfolio seeks total return from a combination of capital appreciation and current income. The Portfolio invests primarily in a wide variety of U.S. and non-U.S. fixed-income securities. The Portfolio typically invests approximately half of its total assets in investment grade corporate bonds, mortgage-related securities and asset-backed securities. The Portfolio typically invests approximately half of its total assets in fixed-income securities rated below investment grade ("junk" bonds), emerging markets securities, structured notes and local currency-denominated bonds. Structured notes are securities that provide cash flows based on the movements of underlying variables, such as exchange rates or interest rates.

At least 95% of these fixed-income securities will be rated, at the time of purchase, at least CCC by S&P or Caa by Moody's, or the unrated equivalent as determined by the Investment Manager. The remaining 5% may be rated, at the time of purchase, as low as the lowest rating assigned by S&P and Moody's. Consequently, the Portfolio may invest all of its assets in fixed-income securities rated below investment grade.

The Portfolio may invest up to 50% of its total assets in non-U.S. dollar denominated fixed-income securities of foreign issuers. The Portfolio may invest without limitation in U.S. dollar denominated fixed-income securities of foreign issuers. The Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.

When, in the Investment Managers judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in investment grade fixed-income securities or short-term money market instruments.

The Portfolio may engage, to a limited extent, in various investment techniques, such as options transactions, foreign currency transactions and lending portfolio securities.

The Portfolio typically sells a fixed-income security when new information changes the Investment Manager's fundamental view of the issuer, the current price appreciation makes the future value of the security less attractive or the market sector becomes overvalued relative to other sectors.

Risk Factors

While bonds are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. The value of your investment in the Portfolio will go up and down, which means that you could lose money.


The Portfolio is subject to credit risk, the risk that an issuer of bonds held by the Portfolio fails to make timely interest or principal payments, potentially reducing the Portfolio's income or share price.


The Portfolio's investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Lower-rated bonds tend to be more volatile, less liquid and are considered speculative.

The Portfolio's performance will be influenced by political, social and economic factors affecting companies around the world. These risks include changes in currency exchange rates, a lack of adequate company information, political instability, and differing auditing and legal standards.

Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of emerging market issuers often are subject to rapid and large changes in price.

Mortgage-related securities can have a different interest rate sensitivity than other bonds, because of prepayments and other factors. For example, when interest rates fall, mortgage-related securities may be paid off earlier than expected, and the Portfolio may reinvest those assets at lower rates. This lessens these securities' appreciation potential when interest rates decline. When interest rates rise, mortgage-related securities may decline less in price, given their generally higher coupon.

While the Portfolio may engage in options and futures transactions and foreign currency transactions primarily to hedge its portfolio, it may use these transactions to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

================================================================================

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the bond market and may result in the Portfolio not achieving its investment objective.

At times, the Portfolio may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.

                                 FUND MANAGEMENT
================================================================================

INVESTMENT MANAGER

Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, serves as the Investment Manager of the Portfolios. The Investment Manager provides day-to-day management of the Portfolios' investments and assists in the overall management of the Portfolios' affairs. The Investment Manager is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission (the "Commission") and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager provides investment management services to client discretionary accounts with assets totaling approximately $64 billion as of March 31, 1999. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net asset value. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 1998, the Investment Manager waived a portion of its management fees with respect to each Portfolio, which resulted in the Portfolios paying the Investment Manager a management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio's average daily net asset value.

                                                    Effective Annual Rate
                                       Investment       of Investment
                                       Management        Management
Name of Portfolio                      Fee Payable  Fee Paid After Waiver
-----------------                      -----------  ---------------------
                                                    Institutional   Open
                                                      Shares       Shares
Equity Portfolio                           .75%         .75%         .75%
Mid Cap Portfolio                          .75%         .57%         .45%
Small Cap Portfolio                        .75%         .75%         .75%
Bantam Value Portfolio                     .75%         .72%         .50%
Global Equity Portfolio                    .75%        0.00%        0.00%
International Equity
  Portfolio                                .75%         .75%         .75%
International Small Cap
  Portfolio                                .75%         .75%         .25%
Emerging Markets
  Portfolio                               1.00%        1.00%         .85%
Bond Portfolio                             .50%         .50%         .40%
High Yield Portfolio                       .75%         .39%        0.00%
International Fixed-
  Income Portfolio                         .75%         .75%         .19%
Strategic Yield Portfolio                  .75%         .75%         .75%


PRINCIPAL PORTFOLIO MANAGERS

All of the Portfolios are managed on a team basis. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of each of the Portfolios are as follows:

EQUITY PORTFOLIO--Herbert W. Gullquist (since inception) and Michael S. Rome (since 1991)

MID CAP PORTFOLIO--Herbert W. Gullquist and Eileen Alexanderson (each since inception)

SMALL CAP PORTFOLIO--Herbert W. Gullquist and Eileen Alexanderson (each since inception)

BANTAM VALUE PORTFOLIO--Herbert W. Gullquist and Eileen Alexanderson (each since inception)

GLOBAL EQUITY PORTFOLIO--Herbert W. Gullquist, John R. Reinsberg and Michael S. Rome (each since inception)

INTERNATIONAL EQUITY PORTFOLIO--Herbert W. Gullquist (since inception) and John
R. Reinsberg (since January 1992)

INTERNATIONAL SMALL CAP PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception)

EMERGING MARKETS PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception)

BOND PORTFOLIO--Thomas F. Dunn (since January 1995) and Ira O. Handler (since August 1997)

HIGH YIELD PORTFOLIO--Thomas F. Dunn and Peter R.S. Bakker (each since inception)

INTERNATIONAL FIXED-INCOME PORTFOLIO--Thomas F. Dunn (since January 1995) and Ira O. Handler (since June 1992)

STRATEGIC YIELD PORTFOLIO--Thomas F. Dunn (since January 1995) and Ira O. Handler (since 1993)


BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS

EILEEN ALEXANDERSON. Ms. Alexanderson has been a Managing Director of the Investment Manager since January 1997. Prior thereto, Ms. Alexanderson was a Senior Vice President of the Investment Manager. She joined the Investment Manager in 1979.

PETER R.S. BAKKER. Mr. Bakker has been a Senior Vice President of the Investment Manager since January 1998 (a Vice President from January 1996 to January 1998). He joined the Investment Manager in May 1995. Prior thereto, he was a Senior Vice President of NatWest Markets.

THOMAS F. DUNN. Mr. Dunn is a Managing Director of the Investment Manager. He joined the Investment Manager in January 1995. Prior thereto, he was a Senior Vice President of Goldman Sachs Asset Management.

HERBERT W. GULLQUIST. Mr. Gullquist has been Vice Chairman of the Investment Manager since 1997 and a Managing Director and Chief Investment Officer of the Investment Manager since 1982. He joined the Investment Manager in November 1982.

IRA O. HANDLER. Mr. Handler has been a Managing Director of the Investment Manager since January 1998 (a Senior Vice President from January 1994 to January
1998). He joined the Investment Manager in 1992.

JOHN R. REINSBERG. Mr. Reinsberg is a Managing Director of the Investment Manager. He joined the Investment Manager in January 1992.

MICHAEL S. ROME. Mr. Rome is a Managing Director of the Investment Manager. He joined the Investment Manager in March 1991.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Portfolio's administrator.

DISTRIBUTOR

Lazard Freres acts as distributor for the Portfolios.

CUSTODIAN

State Street acts as custodian of the Portfolio's investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of foreign securities.


YEAR 2000 ISSUES

Each Portfolio could be adversely affected if the computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Portfolios, the Investment Manager is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. While the Portfolios cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.


                             SHAREHOLDER INFORMATION
================================================================================

                                     GENERAL

Portfolio shares are sold, without a sales charge, on a continuous basis at the net asset value per share ("NAV") next determined after an order in proper form is received by the Fund's Transfer Agent, Boston Financial Data Services, Inc., or another agent of the Fund. The NAV is determined as of the close of trading on the floor of the New York Stock Exchange (normally 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for business. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. Other debt securities are valued using available market quotations or at fair value which may be determined by one or more pricing services.

Foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its NAV and thus affect the Portfolio's NAV on days when shareholders will not be able to buy or sell the Portfolio's shares.

================================================================================

MINIMUM INVESTMENTS


All purchases made by check should be in U.S. dollars and made payable to "The Lazard Funds, Inc." Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Please note the following minimums in effect for initial investments:



--------------------------------------------------------------------------------
   Institutional Shares                           $1,000,000
--------------------------------------------------------------------------------
   Open Shares                                        10,000
--------------------------------------------------------------------------------
   IRA Rollover/Transfer-
     Open Shares                                      10,000
--------------------------------------------------------------------------------


                                HOW TO BUY SHARES
================================================================================


INITIAL PURCHASE

     BY MAIL

1.   Complete a Purchase Application. Indicate the services to be used.

2. Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to "The Lazard Funds, Inc." to:

         The Lazard Funds, Inc.
         P.O. Box 9363
         Boston, Massachusetts
         02205-9363
         Attention: (Name of Portfolio and Class of Shares)


     BY WIRE

1.   Call (800) 986-3455 toll free from any state and provide the following:

     o    the Portfolio(s) and Class of shares to be invested in

     o    name(s) in which shares are to be registered

     o    address

     o    social security or tax identification number

     o    dividend payment election

     o    amount to be wired

     o    name of the wiring bank, and

     o name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to the Custodian:

     ABA #: 011000028
     State Street Bank and Trust Company
     Boston, Massachusetts
     Custody and Shareholder Services Division
     DDA 9905-2375
     Attention: (Name of Portfolio and Class of Shares)
     The Lazard Funds, Inc.
     Shareholder's Name and Account Number

3. Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under "Initial Purchase--By Mail."

ADDITIONAL PURCHASES

     BY MAIL

1. Make a check payable to "The Lazard Funds, Inc." Write the shareholder's account number on the check.

2. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under "Initial Purchase--By Mail."

     BY WIRE

Instruct the wiring bank to transmit the specified amount in federal funds to State Street Bank and Trust Company, as instructed in Item 2 under "Initial Purchase -- By Wire."

PURCHASES THROUGH THE AUTOMATIC INVESTMENT PLAN
(OPEN SHARES ONLY)

Investors may participate in the Automatic Investment Plan by purchasing Open Shares of any Portfolio at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. An account must be opened with a minimum investment of $10,000. Thereafter, the minimum periodic investment is $250. To obtain an Automatic Investment Plan application, call the Fund at (800) 823-6300.

================================================================================

INDIVIDUAL RETIREMENT ACCOUNTS (OPEN SHARES ONLY)

The Fund may be used as an instrument for existing IRAs. Completion of a Lazard Funds IRA application is required. The minimum initial investment for an IRA rollover account is $10,000. For a Direct IRA Account, a $5 establishment fee and a $12 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call the Fund at (800) 823-6300.


DISTRIBUTION AND SERVICE (12B-1) FEES
(OPEN SHARES ONLY)

The Fund has adopted a plan under rule 12b-1 that allows each Portfolio to pay Lazard Freres a fee at the annual rate of .25% of the value of the average daily net assets of a Portfolio's Open Shares for the sale of a Portfolio's Open Shares and for services provided to holders of Open Shares. Because these fees are deducted from the Portfolio's assets on an on-going basis, over time these fees will increase the cost of a shareholder's investment and may cost shareholders more than paying other types of sales charges.


                               HOW TO SELL SHARES
================================================================================

GENERAL

The Fund imposes no charges when shares are sold. Securities dealers and other institutions may charge their clients a fee for effecting sales of Portfolio shares. Upon receipt by the Transfer Agent, Lazard Freres or another agent of a sale request in proper form, Portfolio shares will be sold at their next determined NAV. Payment of sale proceeds may be made in securities.

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold had been purchased by check, the sale proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days.

                                 SELLING SHARES

THROUGH THE TRANSFER AGENT:

Shareholders who do not have a brokerage account with Lazard Freres should submit their sale requests to the Transfer Agent by mail (see Items 1-4 below).


1. Write a letter of instruction to the Fund. Indicate the dollar amount, or number and Portfolio and Class, of shares to be sold, the shareholder's account number, and social security or taxpayer identification number.


2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the sale request.

4.       Mail the letter to the Transfer Agent at the following address:

         The Lazard Funds, Inc.
         P.O. Box 9363
         Boston, Massachusetts 02205-9363
         Attention: (Name of Portfolio and Class of Shares)

TELEPHONE REDEMPTIONS:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a Telephone Redemption Authorization Form. The Transfer Agent's toll-free number for redemptions is (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

THROUGH A LAZARD FRERES BROKERAGE ACCOUNT:

Shareholders who have a brokerage account with Lazard Freres should contact their Lazard Freres account representative for specific instructions on how to sell Portfolio shares.


                                INVESTOR SERVICES
================================================================================

AUTOMATIC REINVESTMENT Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

AUTOMATIC INVESTMENTS allows you to purchase Open Shares through automatic deductions from a designated bank account.

================================================================================

INDIVIDUAL RETIREMENT ACCOUNTS. Call us at (800) 823-6300 for more information and an IRA kit.

EXCHANGE PRIVILEGE allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV. There is no cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent's toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue exchange privileges at any time.

TELEPHONE REDEMPTION allows you to redeem shares at the net asset value next determined after you call the Transfer Agent with your request.


                                GENERAL POLICIES
================================================================================

The Fund reserves the right to:

     o Redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

     o Convert Institutional Shares held by a shareholder whose account is less than $1,000,000 to Open Shares, upon written notice to the shareholder

     o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC

     o    Change the required minimum investment amounts

     o Delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

     o Make a redemption-in-kind (a payment in port-folio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to the Portfolio and its shareholders

     o Refuse any purchase or exchange request if such request could adversely affect the Portfolio's NAV, including if such person or group has engaged in excessive trading (to be determined in the Fund's discretion)

     o Close an account due to excessive trading after prior warning and notification

================================================================================

                      ACCOUNT POLICIES, DIVIDENDS AND TAXES

ACCOUNT STATEMENTS

You will receive quarterly statements detailing your account activity. All investors will also receive a yearly statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared and paid annually but may be declared and paid twice annually for each of the Equity Portfolios. Income dividends are normally declared each business day and paid monthly for each of the Fixed-Income Portfolios. Net capital gains, if any, are normally distributed annually but may be distributed twice annually.

Dividends and distributions of a Portfolio will be invested in additional shares of the same Class of the Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of one Portfolio's shares for shares of another Portfolio will be treated as a sale of the Portfolio's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. When you do sell your Portfolio shares, a capital gain may be realized, except for IRA accounts.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

     o fail to provide a social security number or taxpayer identification number

     o fail to certify that their social security number or taxpayer identification number is correct

     o    fail to certify that they are exempt from withholding


                              FINANCIAL HIGHLIGHTS

The tables on the following pages describe each Portfolio's performance for the fiscal periods indicated. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment in a Portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information in the tables has been independently audited by Anchin, Block & Anchin LLP, whose report, along with the Portfolios' financial statements, is included in the Fund's annual report, which is available upon request.

                              FINANCIAL HIGHLIGHTS
================================================================================

LAZARD EQUITY PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                            YEAR ENDED
                                            ---------------------------------------------------------------------------
INSTITUTIONAL SHARES                         12/31/98        12/31/97        12/31/96        12/31/95        12/31/94
                                            -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period ....   $     19.98     $     19.24     $     17.41     $     13.75     $     13.89
                                            -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income .................          0.28            0.22            0.33            0.23            0.14
  Net realized and unrealized gain (loss)          3.10            4.54            3.06            4.93            0.44
                                            -----------     -----------     -----------     -----------     -----------
  Total from investment operations ......          3.38            4.76            3.39            5.16            0.58
                                            -----------     -----------     -----------     -----------     -----------
Less distributions from and in excess of:
  Net investment income .................         (0.26)          (0.22)          (0.33)          (0.18)          (0.15)
  Net realized gain .....................         (1.35)          (3.80)          (1.23)          (1.32)          (0.57)
                                            -----------     -----------     -----------     -----------     -----------
  Total distributions ...................         (1.61)          (4.02)          (1.56)          (1.50)          (0.72)
                                            -----------     -----------     -----------     -----------     -----------
Net asset value, end of period ..........   $     21.75     $     19.98     $     19.24     $     17.41     $     13.75
                                            ===========     ===========     ===========     ===========     ===========
Total Return (a) ........................          17.3%           25.1%           19.9%           37.7%            4.2%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)    $   361,126     $   333,575     $   278,605     $   163,787     $    89,105
Ratios to average net assets:
  Net expenses (b) ......................          0.85%           0.86%           0.89%           0.92%           1.05%
  Gross expenses (b) ....................          0.85%           0.87%           0.89%           0.92%           1.05%
  Net investment income (b) .............          1.28%           1.00%           1.87%           1.45%           1.15%
Portfolio turnover rate .................            76%             78%             66%             81%             67%


                                                     YEAR        FOR THE PERIOD
                                                    ENDED          2/5/97* TO
OPEN SHARES                                       12/31/98         12/31/97
                                                 -----------      -----------
Net asset value, beginning of period ..........  $     19.99      $     20.19
                                                 -----------      -----------
Income (loss) from investment operations:
  Net investment income .......................         0.20             0.13
  Net realized and unrealized gain (loss) .....         3.12             3.62
                                                 -----------      -----------
  Total from investment operations ............         3.32             3.75
                                                 -----------      -----------
Less distributions from and in excess of:
  Net investment income .......................        (0.20)           (0.15)
  Net realized gains ..........................        (1.35)           (3.80)
                                                 -----------      -----------
  Total distributions .........................        (1.55)           (3.95)
                                                 -----------      -----------
Net asset value, end of period ................  $     21.76      $     19.99
                                                 ===========      ===========
Total Return (a) ..............................         17.0%            18.9%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) ......  $   117,624      $    22,811
Ratios to average net assets:
  Net expenses (b) ............................         1.12%            1.22%
  Gross expenses (b) ..........................         1.12%            1.35%
  Net investment income (b) ...................         0.96%            0.60%


See Notes to Financial Highlights.

================================================================================


LAZARD MID CAP PORTFOLIO


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                      YEAR        FOR THE PERIOD
                                                     ENDED          11/4/97* TO
INSTITUTIONAL SHARES                                12/31/98         12/31/97
                                                   ----------       ----------
Net asset value, beginning of period .........     $    10.26       $    10.00
                                                   ----------       ----------
Income (loss) from investment operations:
  Net investment income ......................           0.05             0.02
  Net realized and unrealized gain (loss) ....           0.31             0.26
                                                   ----------       ----------
  Total from investment operations ...........           0.36             0.28
                                                   ----------       ----------
Less distributions from and in excess of:
  Net investment income ......................          (0.05)           (0.02)
  Net realized gain ..........................          (0.11)            --
                                                   ----------       ----------
  Total distributions ........................          (0.16)           (0.02)
                                                   ----------       ----------
Net asset value, end of period ...............     $    10.46       $    10.26
                                                   ==========       ==========
Total Return (a) .............................            3.7%             2.8%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) .....     $   55,731       $   49,779
Ratios to average net assets:
  Net expenses (b) ...........................           1.05%            1.05%
  Gross expenses (b) .........................           1.23%            1.44%
  Net investment income (b) ..................           0.48%            1.02%
Portfolio turnover rate ......................             86%               1%

                                                    YEAR          FOR THE PERIOD
                                                    ENDED          11/4/97* TO
OPEN SHARES                                        12/31/98          12/31/97
                                                  ----------       ----------
Net asset value, beginning of period ..........   $    10.26       $    10.00
                                                  ----------       ----------
Income (loss) from investment operations:
  Net investment income .......................         0.02             0.01
  Net realized and unrealized gain (loss) .....         0.32             0.26
                                                  ----------       ----------
  Total from investment operations ............         0.34             0.27
                                                  ----------       ----------
Less distributions from and in excess of:
  Net investment income .......................        (0.04)           (0.01)
  Net realized gain ...........................        (0.11)              --
                                                  ----------       ----------
  Total distributions .........................        (0.15)           (0.01)
                                                  ----------       ----------
Net asset value, end of period ................   $    10.45       $    10.26
                                                  ==========       ==========
Total Return (a) ..............................          3.4%             2.7%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) ......   $   16,345       $    1,806
Ratios to average net assets:
  Net expenses (b) ............................         1.35%            1.35%
  Gross expenses (b) ..........................         1.66%            4.97%
  Net investment income (b) ...................         0.29%            0.72%


See Notes to Financial Highlights.

================================================================================

LAZARD SMALLCAP PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                YEAR ENDED
                                            ---------------------------------------------------------------------------------
INSTITUTIONAL SHARES                           12/31/98          12/31/97          12/31/96       12/31/95         12/31/94
                                            -------------     -------------     -------------   -------------   -------------
Net asset value, beginning of period ....   $       20.02     $       18.44     $       15.95   $       14.35   $       15.26
                                            -------------     -------------     -------------   -------------   -------------
Income (loss) from investment operations:
  Net investment income .................            0.08              0.07              0.11            0.13            0.07
  Net realized and unrealized gain (loss)           (2.60)             4.92              3.68            2.95            0.22
                                            -------------     -------------     -------------   -------------   -------------
  Total from investment operations ......           (2.52)             4.99              3.79            3.08            0.29
                                            -------------     -------------     -------------   -------------   -------------
Less distributions from and in excess of:
  Net investment income .................           (0.01)            (0.06)            (0.11)          (0.16)          (0.04)
  Net realized gain .....................           (0.10)            (3.35)            (1.19)          (1.32)          (1.16)
                                            -------------     -------------     -------------   -------------   -------------
  Total distributions ...................           (0.11)            (3.41)            (1.30)          (1.48)          (1.20)
                                            -------------     -------------     -------------   -------------   -------------
Net asset value, end of period ..........   $       17.39     $       20.02     $       18.44   $       15.95   $       14.35
                                            =============     =============     =============   =============   =============
Total Return (a) ........................           (12.6)%            28.1%             23.9%           21.5%            2.0%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)    $   1,411,503     $   1,445,075     $     981,405   $     646,371   $     429,673
Ratios to average net assets:
  Net expenses (b) ......................            0.81%             0.82%             0.84%           0.84%           0.85%
  Gross expenses (b) ....................            0.81%             0.82%             0.84%           0.84%           0.85%
  Net investment income (b) .............            0.50%             0.35%             0.60%           0.90%           0.51%
Portfolio turnover rate .................              46%               56%               51%             70%             70%


                                                      YEAR        FOR THE PERIOD
                                                      ENDED         1/30/97* TO
OPEN SHARES                                         12/31/98         12/31/97
                                                   ----------       ----------
Net asset value, beginning of period .........     $    20.02       $    18.75
                                                   ----------       ----------
Income (loss) from investment operations:
  Net investment income ......................           0.03             0.01
  Net realized and unrealized gain (loss) ....          (2.60)            4.61
                                                   ----------       ----------
  Total from investment operations ...........          (2.57)            4.62
                                                   ----------       ----------
Less distributions from and in excess of:
  Net investment income ......................             --               --
  Net realized gain ..........................          (0.10)           (3.35)
                                                   ----------       ----------
  Total distributions ........................          (0.10)           (3.35)
                                                   ----------       ----------
Net asset value, end of period ...............     $    17.35       $    20.02
                                                   ==========       ==========
Total Return (a) .............................          (12.9)%           25.6%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) .....     $   93,547       $   46,097
Ratios to average net assets:
  Net expenses (b) ...........................           1.09%            1.14%
  Gross expenses (b) .........................           1.09%            1.23%
  Net investment income (b) ..................           0.21%            0.12%


See Notes to Financial Highlights.

================================================================================

LAZARD BANTAMVALUE PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                   YEAR ENDED           FOR THE PERIOD
                                            -------------------------     3/1/96* TO
INSTITUTIONAL SHARES                         12/31/98       12/31/97       12/31/96
                                            ----------     ----------     ----------
Net asset value, beginning of period ....   $    14.32     $    12.58     $    10.00
                                            ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income .................           --             --           0.22
  Net realized and unrealized gain (loss)        (1.98)          4.12           3.11
                                            ----------     ----------     ----------
  Total from investment operations ......        (1.98)          4.12           3.33
                                            ----------     ----------     ----------
Less distributions from and in excess of:
  Net investment income .................           --             --          (0.22)
  Net realized gain .....................        (0.15)         (2.38)         (0.53)
                                            ----------     ----------     ----------
  Total distributions ...................        (0.15)         (2.38)         (0.75)
                                            ----------     ----------     ----------
Net asset value, end of period ..........   $    12.19     $    14.32     $    12.58
                                            ==========     ==========     ==========
Total Return (a) ........................        (13.8)%         33.9%          33.3%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)    $   59,737     $   69,972     $   34,549
Ratios to Average Net Assets:
  Net expenses (b) ......................         1.05%          1.05%          1.05%
  Gross expenses (b) ....................         1.09%          1.14%          1.91%
  Net investment income (b) .............        (0.40)%        (0.42)%         2.80%
Portfolio turnover rate .................           95%           110%           262%


                                                       YEAR       FOR THE PERIOD
                                                      ENDED         1/23/97* TO
OPEN SHARES                                          12/31/98        12/31/97
                                                    ---------       ---------
Net asset value, beginning of period ...........    $   14.26       $   13.13
                                                    ---------       ---------
Income (loss) from investment operations:
  Net investment income (loss) .................        (0.04)             --
  Net realized and unrealized gain (loss) ......        (1.96)           3.51
                                                    ---------       ---------
  Total from investment operations .............        (2.00)           3.51
                                                    ---------       ---------
Less distributions from and in excess of:
  Net investment income ........................           --              --
  Net realized capital gains ...................        (0.15)          (2.38)
                                                    ---------       ---------
  Total distributions ..........................        (0.15)          (2.38)
                                                    ---------       ---------
Net asset value, end of period .................    $   12.11       $   14.26
                                                    =========       =========
Total Return (a) ...............................        (14.0)%          27.8%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) .......    $   7,057       $   8,348
Ratios to average net assets:
  Net expenses (b) .............................         1.35%           1.35%
  Gross expenses (b) ...........................         1.60%           1.88%
  Net investment income (b) ....................        (0.70)%         (0.69)%


See Notes to Financial Highlights.

================================================================================

LAZARD GLOBAL EQUITY PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                    YEAR ENDED          FOR THE PERIOD
                                            -------------------------     1/4/96* TO
INSTITUTIONAL SHARES                         12/31/98       12/31/97       12/31/96
                                            ----------     ----------     ----------
Net asset value, beginning of period ....   $    11.91     $    11.48     $    10.00
                                            ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income .................         0.10           0.14           0.09
  Net realized and unrealized gain (loss)         1.90           1.58           1.49
                                            ----------     ----------     ----------
  Total from investment operations ......         2.00           1.72           1.58
                                            ----------     ----------     ----------
Less distributions from and in excess of:
  Net investment income .................        (0.08)         (0.15)         (0.10)
  Net realized gain .....................        (0.69)         (1.14)            --
                                            ----------     ----------     ----------
  Total distributions ...................        (0.77)         (1.29)         (0.10)
                                            ----------     ----------     ----------
Net asset value, end of period ..........   $    13.14     $    11.91     $    11.48
                                            ==========     ==========     ==========
Total Return (a) ........................         17.1%          15.3%          15.8%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)    $   17,710     $   10,359     $    9,784
Ratios to average net assets:
  Net expenses (b) ......................         1.05%          1.05%          1.05%
  Gross expenses (b) ....................         2.18%          2.55%          5.06%
  Net investment income (b) .............         1.07%          1.02%          1.70%
Portfolio turnover rate .................           48%            64%            74%


                                                        YEAR       FOR THE PERIOD
                                                       ENDED        1/30/97* TO
OPEN SHARES                                           12/31/98         12/31/97
                                                     ---------       ---------
Net asset value, beginning of period ...........     $   11.92       $   11.31
                                                     ---------       ---------
Income (loss) from investment operations:
  Net investment income (loss) .................          0.09            0.08
  Net realized and unrealized gain (loss) ......          1.88            1.78
                                                     ---------       ---------
  Total from investment operations .............          1.97            1.86
                                                     ---------       ---------
Less distributions from and in excess of:
  Net investment income ........................         (0.04)          (0.11)
  Net realized gain ............................         (0.69)          (1.14)
                                                     ---------       ---------
  Total distributions ..........................         (0.73)          (1.25)
                                                     ---------       ---------
Net asset value, end of period .................     $   13.16       $   11.92
                                                     =========       =========
Total Return (a) ...............................          16.8%           16.7%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) .......     $   4,824       $   2,290
Ratios to average net assets:
  Net expenses (b) .............................          1.35%           1.35%
  Gross expenses (b) ...........................          2.85%           4.23%
  Net investment income (b) ....................          0.77%           0.67%


See Notes to Financial Highlights.

================================================================================

LAZARD INTERNATIONAL EQUITY PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                YEAR ENDED
                                            -------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                           12/31/98         12/31/97          12/31/96          12/31/95          12/31/94
                                            -------------     -------------     -------------     -------------     -------------
Net asset value, beginning of period ....   $       13.97     $       13.62     $       12.50     $       11.23     $       12.32
                                            -------------     -------------     -------------     -------------     -------------
Income (loss) from investment operations:
  Net investment income .................            0.18              0.22              0.17              0.19              0.08
  Net realized and unrealized gain (loss)            2.03              1.40              1.76              1.29             (0.05)
                                            -------------     -------------     -------------     -------------     -------------
  Total from investment operations ......            2.21              1.62              1.93              1.48              0.03
                                            -------------     -------------     -------------     -------------     -------------
Less distributions from and in excess of:
  Net investment income .................           (0.14)            (0.34)            (0.19)            (0.09)               --
  Net realized gain .....................           (0.81)            (0.93)            (0.62)            (0.12)            (1.12)
                                            -------------     -------------     -------------     -------------     -------------
  Total distributions ...................           (0.95)            (1.27)            (0.81)            (0.21)            (1.12)
                                            -------------     -------------     -------------     -------------     -------------
Net asset value, end of period ..........   $       15.23     $       13.97     $       13.62     $       12.50     $       11.23
                                            =============     =============     =============     =============     =============
Total Return (a) ........................            16.0%             11.8%             15.6%             13.1%              0.2%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)    $   2,879,289     $   2,099,724     $   1,816,173     $   1,299,549     $     831,877
Ratios to average net assets:
  Net expenses (b) ......................            0.90%             0.89%             0.91%             0.95%             0.94%
  Gross expenses (b) ....................            0.90%             0.89%             0.91%             0.95%             0.94%
  Net investment income (b) .............            1.37%             1.18%             1.93%             1.82%             0.75%
Portfolio turnover rate .................              41%               37%               39%               63%              106%


                                                      YEAR        FOR THE PERIOD
                                                      ENDED         1/23/97* TO
OPEN SHARES                                         12/31/98         12/31/97
                                                   ----------       ----------
Net asset value, beginning of period .........     $    13.95       $    13.29
                                                   ----------       ----------
Income (loss) from investment operations:
  Net investment income ......................           0.18             0.16
  Net realized and unrealized gain (loss) ....           2.00             1.71
                                                   ----------       ----------
  Total from investment operations ...........           2.18             1.87
                                                   ----------       ----------
Less distributions from and in excess of:
  Net investment income ......................          (0.09)           (0.28)
  Net realized gain ..........................          (0.81)           (0.93)
                                                   ----------       ----------
  Total distributions ........................          (0.90)           (1.21)
                                                   ----------       ----------
Net asset value, end of period ...............     $    15.23       $    13.95
                                                   ==========       ==========
Total Return (a) .............................           15.8%            14.1%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) .....     $   47,303       $   10,794
Ratios to average net assets:
  Net expenses (b) ...........................           1.24%            1.25%
  Gross expenses (b) .........................           1.24%            1.61%
  Net investment income (b) ..................           1.02%            0.37%


See Notes to Financial Highlights.

================================================================================

LAZARD INTERNATIONAL SMALLCAP PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                           YEAR ENDED
                                            ---------------------------------------------------------------------------
INSTITUTIONAL SHARES                         12/31/98         12/31/97        12/31/96       12/31/95         12/31/94
                                            -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period ....   $     11.69     $     11.93     $     10.52     $     10.38     $     10.86
                                            -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income .................          0.05            0.07            0.08            0.14            0.07
  Net realized and unrealized gain (loss)          0.83           (0.03)           1.55            0.06           (0.55)
                                            -----------     -----------     -----------     -----------     -----------
  Total from investment operations ......          0.88            0.04            1.63            0.20           (0.48)
                                            -----------     -----------     -----------     -----------     -----------
Less distributions from and in excess of:
  Net investment income .................         (0.05)          (0.07)          (0.08)             --              --
  Net realized gain .....................         (1.12)          (0.21)          (0.14)          (0.06)             --
                                            -----------     -----------     -----------     -----------     -----------
  Total distributions ...................         (1.17)          (0.28)          (0.22)          (0.06)             --
                                            -----------     -----------     -----------     -----------     -----------
  Net asset value, end of period ........   $     11.40     $     11.69     $     11.93     $     10.52     $     10.38
                                            ===========     ===========     ===========     ===========     ===========
Total Return (a) ........................           7.6%            0.3%           15.6%            1.9%           (4.5)%
Net assets, end of period (in thousands)    $   177,779     $   141,695     $   126,973     $   115,534     $    83,432
Ratios to average net assets:
  Net expenses (b) ......................          1.04%           1.09%           1.12%           1.13%           1.05%
  Gross expenses (b) ....................          1.04%           1.09%           1.12%           1.13%           1.26%
  Net investment income (b) .............          0.81%           0.73%           1.67%           1.56%           0.95%
Portfolio turnover rate .................            56%             63%            101%            118%            113%

                                                       YEAR        FOR THE PERIOD
                                                       ENDED         1/23/97* TO
OPEN SHARES                                          12/31/98         12/31/97
                                                     ---------       ---------
Net asset value, beginning of period ...........     $   11.69       $   12.32
                                                     ---------       ---------
Income (loss) from investment operations:
  Net investment income (loss) .................          0.01            0.02
  Net realized and unrealized gain (loss) ......          0.83           (0.42)
                                                     ---------       ---------
  Total from investment operations .............          0.84           (0.40)
                                                     ---------       ---------
Less distributions from and in excess of:
  Net investment income ........................         (0.03)          (0.02)
  Net realized capital gains ...................         (1.12)          (0.21)
                                                     ---------       ---------
  Total distributions ..........................         (1.15)          (0.23)
                                                     ---------       ---------
Net asset value, end of period .................     $   11.38       $   11.69
                                                     =========       =========
Total Return (a) ...............................           7.2%           (3.2)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) .......     $   2,646       $   1,873
Ratios to average net assets:
  Net expenses (b) .............................          1.43%           1.43%
  Gross expenses (b) ...........................          1.93%           3.39%
  Net investment income (b) ....................          0.43%           0.34%


See Notes to Financial Highlights.

================================================================================

LAZARD EMERGING MARKETS PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                            YEAR ENDED                   FOR THE PERIOD
                                            -----------------------------------------------------------    7/15/94* TO
INSTITUTIONAL SHARES                          12/31/98        12/31/97        12/31/96        12/31/95      12/31/94
                                            -----------     -----------     -----------     -----------    -----------
Net asset value, beginning of period ....   $      9.20     $     11.21     $      9.24     $      9.86    $     10.00
                                            -----------     -----------     -----------     -----------    -----------
Income (loss) from investment operations:
  Net investment income .................          0.10            0.10            0.07            0.08           0.01
  Net realized and unrealized gain (loss)         (2.26)          (1.18)           2.11           (0.66)         (0.15)
                                            -----------     -----------     -----------     -----------    -----------
  Total from investment operations ......         (2.16)          (1.08)           2.18           (0.58)         (0.14)
                                            -----------     -----------     -----------     -----------    -----------
Less distributions from and in excess of:
  Net investment income .................         (0.10)          (0.09)          (0.08)          (0.04)            --
  Net realized gain .....................            --           (0.84)          (0.13)             --             --
                                            -----------     -----------     -----------     -----------    -----------
  Total distributions ...................         (0.10)          (0.93)          (0.21)          (0.04)            --
                                            -----------     -----------     -----------     -----------    -----------
Net asset value, end of period ..........   $      6.94     $      9.20     $     11.21     $      9.24    $      9.86
                                            ===========     ===========     ===========     ===========    ===========
Total Return (a) ........................         (23.5)%          (9.8)%          23.6%           (5.9)%         (1.4)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)    $   298,033     $   236,340     $   145,328     $    35,216    $    17,025
Ratios to average net assets:
  Net expenses (b) ......................          1.28%           1.32%           1.38%           1.30%          1.30%
  Gross expenses (b) ....................          1.29%           1.33%           1.48%           2.00%          2.31%
  Net investment income (b) .............          1.84%           1.26%           1.40%           1.22%          0.31%
Portfolio turnover rate .................            36%             40%             51%            102%            31%


                                                       YEAR        FOR THE PERIOD
                                                       ENDED         1/8/97* TO
OPEN SHARES                                          12/31/98         12/31/97
                                                     ---------       ---------
Net asset value, beginning of period ...........     $    9.20       $   11.45
                                                     ---------       ---------
Income (loss) from investment operations:
  Net investment income ........................          0.11            0.07
  Net realized and unrealized gain (loss) ......         (2.26)          (1.42)
                                                     ---------       ---------
  Total from investment operations .............         (2.15)          (1.35)
                                                     ---------       ---------
Less distributions from and in excess of:
  Net investment income ........................         (0.08)          (0.07)
  Net realized gain ............................            --           (0.83)
                                                     ---------       ---------
  Total distributions ..........................         (0.08)          (0.90)
                                                     ---------       ---------
Net asset value, end of period .................     $    6.97       $    9.20
                                                     =========       =========
Total Return (a) ...............................         (23.3)%         (12.0)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) .......     $   8,191       $   7,769
Ratios to average net assets:
  Net expenses (b) .............................          1.60%           1.60%
  Gross expenses (b) ...........................          1.76%           1.93%
  Net investment income (b) ....................          1.54%           1.01%


See Notes to Financial Highlights.

================================================================================

LAZARD BOND PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                           YEAR ENDED
                                            ------------------------------------------------------------------------
INSTITUTIONAL SHARES                          12/31/98        12/31/97       12/31/96       12/31/95       12/31/94
                                            -----------     -----------    -----------    -----------    -----------
Net asset value, beginning of period ....   $     10.03     $      9.88    $     10.10    $      9.24    $     10.28
                                            -----------     -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income .................          0.55            0.59           0.56           0.60           0.58
  Net realized and unrealized gain (loss)          0.01            0.23          (0.14)          0.86          (1.01)
                                            -----------     -----------    -----------    -----------    -----------
  Total from investment operations ......          0.56            0.82           0.42           1.46          (0.43)
                                            -----------     -----------    -----------    -----------    -----------
Less distributions from and in excess of:
  Net investment income .................         (0.55)          (0.60)         (0.57)         (0.60)         (0.58)
  Net realized gain .....................         (0.15)          (0.07)         (0.07)            --          (0.03)
                                            -----------     -----------    -----------    -----------    -----------
  Total distributions ...................         (0.70)          (0.67)         (0.64)         (0.60)         (0.61)
                                            -----------     -----------    -----------    -----------    -----------
Net asset value, end of period ..........   $      9.89     $     10.03    $      9.88    $     10.10    $      9.24
                                            ===========     ===========    ===========    ===========    ===========
Total Return (a) ........................           5.8%            8.6%           4.4%          16.2%          (4.2)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)    $   100,397     $    92,428    $    69,906    $    46,083    $    24,494
Ratios to average net assets:
  Net expenses (b) ......................          0.78%           0.80%          0.80%          0.80%          0.80%
  Gross expenses (b) ....................          0.79%           0.81%          0.88%          0.97%          1.23%
  Net investment income (b) .............          5.45%           5.81%          5.77%          6.07%          6.11%
Portfolio turnover rate .................           335%            447%           460%           244%           121%


                                                       YEAR        FOR THE PERIOD
                                                       ENDED         3/5/97* TO
OPEN SHARES                                          12/31/98         12/31/97
                                                    ----------       ----------
Net asset value, beginning of period ..........     $    10.02       $     9.86
                                                    ----------       ----------
Income (loss) from investment operations:
  Net investment income .......................           0.52             0.46
  Net realized and unrealized gain (loss) .....           0.01             0.24
                                                    ----------       ----------
  Total from investment operations ............           0.53             0.70
                                                    ----------       ----------
Less distributions from and in excess of:
  Net investment income .......................          (0.52)           (0.47)
  Net realized gain ...........................          (0.15)           (0.07)
                                                    ----------       ----------
  Total distributions .........................          (0.67)           (0.54)
                                                    ----------       ----------
Net asset value, end of period ................     $     9.88       $    10.02
                                                    ==========       ==========
Total Return (a) ..............................            5.4%             7.2%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) ......     $   15,226       $    7,283
Ratios to average net assets:
  Net expenses (b) ............................           1.10%            1.10%
  Gross expenses (b) ..........................           1.21%            1.49%
  Net investment income (b) ...................           5.11%            5.46%


See Notes to Financial Highlights.

================================================================================

LAZARD HIGH YIELD PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                  FOR THE PERIOD
                                                                    1/2/98* TO
INSTITUTIONAL SHARES                                                 12/31/98
                                                                    ----------
Net asset value, beginning of period ......................         $    10.00
                                                                    ----------
Income (loss) from investment operations:
  Net investment income (loss) ............................               0.88
  Net realized and unrealized gain (loss) .................              (0.57)
                                                                    ----------
  Total from investment operations ........................               0.31
                                                                    ----------
Less distributions from and in excess of:
  Net investment income ...................................              (0.89)
  Net realized gain .......................................                 --
                                                                    ----------
  Total distributions .....................................              (0.89)
                                                                    ----------
Net asset value, end of period ............................         $     9.42
                                                                    ==========
Total Return (a) ..........................................                2.9%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) ..................         $   41,935
Ratios to average net assets:
  Net expenses (b) ........................................               1.05%
  Gross expenses (b) ......................................               1.55%
  Net investment income (b) ...............................               8.87%
Portfolio turnover rate ...................................                418%

                                                                  FOR THE PERIOD
                                                                    2/24/98* TO
OPEN SHARES                                                          12/31/98
                                                                     --------
Net asset value, beginning of period ........................         $ 10.37
                                                                      -------
Income (loss) from investment operations:
  Net investment income .....................................            0.72
  Net realized and unrealized gain (loss) ...................           (0.94)
                                                                      -------
  Total from investment operations ..........................           (0.22)
                                                                      -------
Less distributions from and in excess of:
  Net investment income .....................................           (0.73)
  Net realized gain .........................................              --
                                                                      -------
  Total distributions .......................................           (0.73)
                                                                      -------
Net asset value, end of period ..............................         $  9.42
                                                                      =======
Total Return (a) ............................................            (2.2)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) ....................         $   949
Ratios to average net assets:
  Net expenses (b) ..........................................            1.35%
  Gross expenses (b) ........................................            9.77%
  Net investment income (b) .................................            8.59%


See Notes to Financial Highlights.

================================================================================

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                            YEAR ENDED
                                            -------------------------------------------------------------------------
INSTITUTIONAL SHARES                          12/31/98        12/31/97        12/31/96       12/31/95       12/31/94
                                            -----------     -----------     -----------    -----------    -----------
Net asset value, beginning of period ....   $      9.63     $     10.78     $     10.85    $     10.23    $     10.51
                                            -----------     -----------     -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income .................          0.32            0.40            0.54           0.70           0.59
  Net realized and unrealized gain (loss)          0.98           (1.05)           0.03           1.25          (0.16)
                                            -----------     -----------     -----------    -----------    -----------
  Total from investment operations ......          1.30           (0.65)           0.57           1.95           0.43
                                            -----------     -----------     -----------    -----------    -----------
Less distributions from and in excess of:
  Net investment income .................         (0.22)          (0.13)          (0.59)         (1.13)         (0.59)
  Net realized gain .....................            --           (0.12)          (0.05)         (0.20)         (0.12)
  Capital ...............................            --           (0.25)             --             --             --
                                            -----------     -----------     -----------    -----------    -----------
  Total distributions ...................         (0.22)          (0.50)          (0.64)         (1.33)         (0.71)
                                            -----------     -----------     -----------    -----------    -----------
Net asset value, end of period ..........   $     10.71     $      9.63     $     10.78    $     10.85    $     10.23
                                            ===========     ===========     ===========    ===========    ===========
Total Return (a) ........................          13.2%           (5.6)%           5.5%          19.4%           4.2%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)    $   115,500     $   110,185     $    88,430    $    45,624    $    35,803
Ratios to average net assets:
  Net expenses (b) ......................          1.09%           1.06%           1.05%          1.05%          1.05%
  Gross expenses (b) ....................          1.10%           1.10%           1.21%          1.25%          1.51%
  Net investment income (b) .............          4.27%           5.13%           5.54%          5.99%          5.68%
Portfolio turnover rate .................           187%            166%            242%           190%            66%


                                                        YEAR        PERIOD FROM
                                                       ENDED         1/2/97* TO
OPEN SHARES                                           12/31/98        12/31/97
                                                     ---------       ---------
Net asset value, beginning of period ...........     $    9.63       $   10.64
                                                     ---------       ---------
Income (loss) from investment operations:
  Net investment income (loss) .................          0.31            0.43
  Net realized and unrealized gain (loss) ......          0.96           (0.98)
                                                     ---------       ---------
  Total from investment operations .............          1.27           (0.55)
                                                     ---------       ---------
Less distributions from and in excess of:
  Net investment income ........................         (0.21)          (0.08)
  Net realized capital gains ...................            --           (0.12)
  Capital ......................................            --           (0.26)
                                                     ---------       ---------
  Total distributions ..........................         (0.21)          (0.46)
                                                     ---------       ---------
Net asset value, end of period .................     $   10.69       $    9.63
                                                     =========       =========
Total Return (a) ...............................          12.9%           (4.8)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) .......     $   4,751       $   2,772
Ratios to average net assets:
  Net expenses (b) .............................          1.35%           1.35%
  Gross expenses (b) ...........................          1.92%           2.71%
  Net investment income (b) ....................          4.01%           4.68%


See Notes to Financial Highlights.

================================================================================

LAZARD STRATEGIC YIELD PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                            YEAR ENDED
                                            --------------------------------------------------------------------------
INSTITUTIONAL SHARES                          12/31/98        12/31/97        12/31/96        12/31/95       12/31/94
                                            -----------     -----------     -----------     -----------    -----------
Net asset value, beginning of period ....   $      9.66     $     10.01     $      9.52     $      9.10    $     10.13
                                            -----------     -----------     -----------     -----------    -----------
Income (loss) from investment operations:
  Net investment income .................          0.76            0.81            0.76            0.75           0.76
  Net realized and unrealized gain (loss)         (0.69)          (0.28)           0.50            0.43          (0.99)
                                            -----------     -----------     -----------     -----------    -----------
  Total from investment operations ......          0.07            0.53            1.26            1.18          (0.23)
                                            -----------     -----------     -----------     -----------    -----------
Less distributions from and in excess of:
  Net investment income .................         (0.44)          (0.82)          (0.77)          (0.76)         (0.76)
  Net realized gain .....................            --           (0.06)             --              --          (0.04)
  Capital ...............................         (0.28)             --              --              --             --
                                            -----------     -----------     -----------     -----------    -----------
  Total distributions ...................         (0.72)          (0.88)          (0.77)          (0.76)         (0.80)
                                            -----------     -----------     -----------     -----------    -----------
Net asset value, end of period ..........   $      9.01     $      9.66     $     10.01     $      9.52    $      9.10
                                            ===========     ===========     ===========     ===========    ===========
Total Return (a) ........................           0.8%            5.3%           13.7%           13.6%          (2.3)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)    $   397,599     $   399,452     $   199,083     $    78,474    $    62,328
Ratios to average net assets:
  Net expenses (b) ......................          0.90%           0.94%           1.08%           1.09%          1.05%
  Gross expenses (b) ....................          0.90%           0.95%           1.08%           1.09%          1.15%
  Net investment income (b) .............          6.94%           7.42%           7.88%           8.02%          8.03%
Portfolio turnover rate .................           276%            161%            189%            205%           195%


                                                      YEAR        FOR THE PERIOD
                                                      ENDED         1/23/97* TO
OPEN SHARES                                         12/31/98         12/31/97
                                                   ----------       ----------
Net asset value, beginning of period .........     $     9.66       $    10.08
                                                   ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) ...............           0.73             0.72
  Net realized and unrealized gain (loss) ....          (0.69)           (0.35)
                                                   ----------       ----------
  Total from investment operations ...........           0.04             0.37
                                                   ----------       ----------
Less distributions from and in excess of:
  Net investment income ......................          (0.40)           (0.73)
  Net realized gain ..........................             --            (0.06)
  Capital ....................................          (0.28)              --
                                                   ----------       ----------
  Total distributions ........................          (0.68)           (0.79)
                                                   ----------       ----------
Net asset value, end of period ...............     $     9.02       $     9.66
                                                   ==========       ==========
Total Return (a) .............................            0.4%             3.8%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) .....     $   22,460       $   15,300
Ratios to average net assets:
  Net expenses (b) ...........................           1.28%            1.39%
  Gross expenses (b) .........................           1.28%            1.44%
  Net investment income (b) ..................           6.60%            6.92%

Notes to Financial Highlights:

*    Commencement of operations.

(a) Total Returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Periods of less than one year are not annualized.

(b)  Annualized for periods of less than one year.

For more information about the Portfolios, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on each Portfolio's investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can review the Fund's Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

o    Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-6312

--------------------------------------------------------------------------------
You can get free copies of Reports and the SAI, or request other information and discuss your questions about the Portfolios by contacting the Fund at:

                             The Lazard Funds, Inc.
                              30 Rockefeller Plaza
                            New York, New York 10112
                            Telephone: 1-800-823-6300
                http://www.lazardfunds.com
================================================================================
THE LAZARD FUNDS, INC.                 TRANSFER AGENT AND
30 Rockefeller Plaza                   DIVIDEND DISBURSING AGENT
New York, New York 10112               Boston Financial Data Services, Inc.
Telephone: (800) 823-6300              P.O. Box 9363
http://www.lazardfunds.com             Boston, Massachusetts 02205-9363

INVESTMENT MANAGER                     INDEPENDENT PUBLIC ACCOUNTANTS
Lazard Asset Management                Anchin, Block & Anchin LLP
30 Rockefeller Plaza                   1375 Broadway
New York, New York 10112               New York, New York 10018

DISTRIBUTOR                            LEGAL COUNSEL
Lazard Freres & Co. LLC                Stroock & Stroock & Lavan LLP
30 Rockefeller Plaza                   180 Maiden Lane
New York, New York 10112               New York, New York 10038-4982

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

    Lazard Funds
           30 Rockefeller Plaza
           New York, NY 10112
           Telephone 800.823.6300
           http://www.lazardfunds.com


                                        No Sales or Redemption Charges

                                        No person has been authorized to give
                                        any information or to make any
                                        representations not contained in this
                                        Prospectus, and information or
                                        representations not contained herein
                                        must not be relied upon as having been
                                        authorized by the Fund or the
                                        Distributor. This Prospectus does not
                                        constitute an offer of any security
                                        other than the registered securities to
                                        which it relates or an offer to any
                                        person in any jurisdiction where such
                                        offer would be unlawful.


[GRAPHIC]

PRELIMINARY COPY

                             THE LAZARD FUNDS, INC.
                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION
                                  June 1, 1999
                            Transfer of the Assets of
                          LAZARD BANTAM VALUE PORTFOLIO

                              30 Rockefeller Plaza
                            New York, New York 10112
                                 1-800-632-6000
                             To and in Exchange for
                     Institutional Shares and Open Shares of
                           LAZARD SMALL CAP PORTFOLIO

                              30 Rockefeller Plaza
                            New York, New York 10112
                                 1-800-632-6000

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June 1, 1999, relating specifically to the proposed transfer of all of the assets and liabilities of Lazard Bantam Value Portfolio, attributable to its Institutional Shares and Open Shares, in exchange for Institutional Shares and Open Shares, respectively, of Lazard Small Cap Portfolio. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

          1. The Statement of Additional Information of The Lazard Funds, Inc. dated May 1, 1999.

          2. Annual Report of The Lazard Funds, Inc. for the fiscal year ended December 31, 1998.

          The Prospectus/Proxy Statement dated June 1, 1999 may be obtained by writing to The Lazard Funds, Inc., 30 Rockefeller Plaza, New York, New York 10112.

                             THE LAZARD FUNDS, INC.
                              30 Rockefeller Plaza
                            New York, New York 10112
                                 (800) 823-6300

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1999

          The Lazard Funds, Inc. (the "Fund") is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated May 1, 1999, as it may be revised from time to time, relating to the following twelve portfolios (individually, a "Portfolio" and collectively, the "Portfolios"):

Lazard Equity Portfolio                   Lazard Emerging Markets Portfolio
Lazard Mid Cap Portfolio                  Lazard Bond Portfolio
Lazard Small Cap Portfolio                Lazard High Yield Portfolio
Lazard Bantam Value Portfolio             Lazard International
Lazard Global Equity Portfolio            Fixed-Income Portfolio
Lazard International Equity Portfolio     Lazard Strategic Yield Portfolio
Lazard International Small Cap Portfolio

          Each Portfolio currently offers two classes of shares--Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each Class.

          To obtain a copy of the Fund's Prospectus, please write or call the Fund at the address and telephone number given above.

          The most recent Annual Report and Semi-Annual Report to Shareholders for each Portfolio are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS
                                                                       Page
Description of the Fund and Portfolios.................................  3
Investment Restrictions................................................ 19
Management............................................................. 22
Determination of Net Asset Value....................................... 27
Portfolio Transactions................................................. 28
How to Buy and How to Sell Shares...................................... 31
Distribution and Servicing Plan........................................ 32
Dividends and Distributions............................................ 33
Taxation............................................................... 34
Performance Information................................................ 36
Information About the Fund and Portfolios.............................. 39
Counsel and Independent Auditors....................................... 51
Additional Information................................................. 51
Appendix............................................................... 53

                     DESCRIPTION OF THE FUND AND PORTFOLIOS


          The Fund is a Maryland corporation organized on May 17, 1991. Each Portfolio is a separate portfolio of the Fund, an open-end management investment company, known as a mutual fund. The Equity Portfolio is a diversified investment company, which means that, with respect to 75% of its total assets, the Equity Portfolio will not invest more than 5% of its assets in the securities of any single issuer. Each of the other Portfolios is a non-diversified investment company, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

          Lazard Asset Management, a division of Lazard Freres & Co. LLC ("Lazard Freres"), serves as the investment manager (the "Investment Manager") to each of the Portfolios.

          Lazard Freres is the distributor of each Portfolio's shares.

CERTAIN PORTFOLIO SECURITIES

          The following information supplements and should be read in conjunction with the Fund's Prospectus.

          DEPOSITORY RECEIPTS. (All Portfolios, except the Small Cap Portfolio) Each of these Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

          These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

          FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. (All Portfolios, except the Equity Portfolio and Small Cap Portfolio) Each of these Portfolios may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          CONVERTIBLE SECURITIES. (All Portfolios) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

          Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

          WARRANTS. (All Portfolios, except the International Equity Portfolio, Bond Portfolio and International Fixed-Income Portfolio) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

          PARTICIPATION INTERESTS. (All Portfolios) Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest.

          Each Portfolio may invest in corporate obligations denominated in U.S. or (except with respect to the Equity Portfolio and Small Cap Portfolio) foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." Each Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." Each Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. In such cases, the Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

          VARIABLE AND FLOATING RATE SECURITIES. (All Portfolios) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

          Each Portfolio may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well.

                  Each Portfolio also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

          MUNICIPAL OBLIGATIONS. (Bond Portfolio, High Yield Portfolio and Strategic Yield Portfolio) In circumstances where the Investment Manager determines that investment in municipal obligations would facilitate the Portfolio's ability to accomplish its investment objective, each of these Portfolios may invest its assets in such obligations, including municipal obligations issued at a discount. Dividends on shares attributable to interest on municipal obligations held by the Portfolio will not be exempt from federal income taxes. Municipal obligations are susceptible to risks arising from the financial condition of the states, public bodies or municipalities issuing the securities. To the extent that state or local governmental entities are unable to meet their financial obligations, the income derived by the Portfolio from municipal obligations could be impaired.

          Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Each of these Portfolios also may acquire call options on specific municipal obligations. The Portfolio generally would purchase these call options to protect the Portfolio from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

          Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

          While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders on Portfolio shares which are attributable to interest income received by the Portfolio from municipal obligations generally will be subject to federal income tax. Each of these Portfolios will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Portfolio investments. Each of these Portfolios currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

          ZERO COUPON AND STRIPPED U.S. TREASURY SECURITIES. (Bond Portfolio, High Yield Portfolio and Strategic Yield Portfolio) Each of these Portfolios may invest in zero coupon U.S. Treasury securities, which are Treasury notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

          MORTGAGE-RELATED SECURITIES. (Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio and, to a limited extent, the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Global Equity Portfolio) Mortgage-related securities are secured, directly or indirectly, by pools of mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. These securities also may include mortgage pass-through securities, interests in REMICs or other kinds of mortgage-backed securities. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates.

RESIDENTIAL MORTGAGE-RELATED SECURITIES--Each of these Portfolios may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued by governmental agencies or instrumentalities, such as the GNMA, FNMA and FHLMC, or by private entities. Residential mortgage-related securities issued by private entities are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

COMMERCIAL MORTGAGE-RELATED SECURITIES--Each of these Portfolios may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

SUBORDINATED SECURITIES--Each of these Portfolios may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES--Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or
(e) any combination thereof. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a REMIC. The Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio may invest, to a limited extent, in residual interests in REMICs. See "Taxation."

          Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date; these characteristics will vary from one tranche to another. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

          Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. The Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

STRIPPED MORTGAGE-BACKED SECURITIES--Each of these Portfolios also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

REAL ESTATE INVESTMENT TRUSTS--Each of these Portfolios may invest in Real Estate Investment Trusts ("REITs"), although each of the Mid Cap Portfolio, Bantam Value Portfolio, Equity Portfolio, Global Equity Portfolio and Small Cap Portfolio currently intends to limit its investments in REITs to no more than 5% of its assets. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

          REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

GOVERNMENT-AGENCY SECURITIES--Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.

GOVERNMENT-RELATED SECURITIES--Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States Government. FNMA is a government-sponsored organization owned entirely by private stockholders.

          Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States Government created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.

PRIVATE ENTITY SECURITIES--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO RESIDUALS--CMO Residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

          The cash flow generated by the Mortgage Assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the Mortgage Assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the Mortgage Assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying Mortgage Assets in the same manner as an IO class of SMBS. See "Stripped Mortgage-Backed Securities," above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to SMBS, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

          CMO Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO Residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO Residuals, whether or not registered under the Securities Act, may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

OTHER MORTGAGE-RELATED SECURITIES--Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          ASSET-BACKED SECURITIES. (Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) Each of these Portfolios may invest in asset-backed securities, including interests in pools of receivables, such as motor vehicle installment purchase obligations, credit card receivables, home equity loans, home improvement loans and manufactured housing loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to the collateralized mortgage obligations and mortgage pass-through securities described above. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.

          Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

          INVESTMENT COMPANIES. (All Portfolios) Each Portfolio may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.

          ILLIQUID SECURITIES. (All Portfolios) Each Portfolio may invest up to 10% (15% in the case of the Mid Cap Portfolio and High Yield Portfolio) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

          MONEY MARKET INSTRUMENTS. (All Portfolios) When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. Each Portfolio also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

INVESTMENT TECHNIQUES

          The following information supplements and should be read in conjunction with the Fund's Prospectus.

          BORROWING MONEY. (All Portfolios) Each Portfolio, except as noted, is permitted to borrow money from banks for temporary or emergency (not leveraging) purposes, including to meet redemption requests which might require the untimely disposition of securities, in an amount up to 15% (5% for purposes other than meeting redemption requests) of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. The Equity Portfolio, however, may borrow for temporary purposes only to meet redemption requests in an amount up to 10% of the value of its total assets. While borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments. In addition, the Mid Cap Portfolio, Bantam Value Portfolio, Global Equity and, although currently it has no intention of doing so, Equity Portfolio may borrow for investment purposes to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of it total assets. See "Leverage" below.

          LEVERAGE. (Equity Portfolio, Mid Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and High Yield Portfolio) Leveraging (that is, buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investment. Money borrowed for leveraging is limited to 33-1/3% of the value of the Portfolio's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          Each of these Portfolios may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. Except for these transactions, each of these Portfolio's borrowings generally will be unsecured.

          LENDING PORTFOLIO SECURITIES. (All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% (10% with respect to the Equity Portfolio, Small Cap Portfolio, International equity Portfolio, Bond Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio. In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          DERIVATIVES. (All Portfolios) Each Portfolio may invest in, or enter into, derivatives to the extent described in the Prospectus, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance.

          If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

          Although neither the Fund nor any Portfolio will be a commodity pool, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in such derivatives. A Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, no Portfolio may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          When required by the Commission, a Portfolio will segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the credit worthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. (All Portfolios, except the Equity Portfolio, Small Cap Portfolio, Bantam Value Portfolio, International Equity Portfolio and Strategic Yield Portfolio) Each of these Portfolios may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange, the Deutsche Termine Borse and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

          Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio's net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

          Successful use of futures by a Portfolio also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the Commission, a Portfolio may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

          The Board of Directors has adopted the requirement that futures contracts and options on futures contracts be used by the Bond Portfolio or the International Fixed-Income Portfolio solely as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts. The first restriction is that the Bond Portfolio and the International Fixed-Income Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by either the Bond Portfolio or International Fixed-Income Portfolio not exceed 50% of the market value of the total assets of such Portfolio. Neither of these restrictions will be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

SPECIFIC FUTURES TRANSACTIONS. Each of these Portfolios, except the Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio, may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

          The Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and International Small Cap Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

          Each of these Portfolios, except the Bond Portfolio, may purchase and sell currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS--IN GENERAL. (All Portfolios, except the Small Cap Portfolio and International Equity Portfolio) Each of these Portfolios may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Portfolio may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

          A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Portfolio is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. Each of these Portfolios may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

          Except as described below, each of the Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio will write call options on indices only if on such date the Portfolio holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When one of the Portfolios writes a call option on a broadly based stock market index, it will segregate or put into escrow with the Fund's custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If one of the Portfolios has written an option on an industry or market segment index, it will so segregate, escrow, or pledge at least five "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, escrowed or pledged, in the case of broadly based stock market index options, or 25% of such amount, in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Portfolio will so segregate, escrow or pledge an amount in cash, Treasury bills or other high grade short-term obligations equal in value to the difference. In addition, when one of the Portfolios writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with the Fund's custodian or pledge to the broker as collateral cash, Treasury bills or other high grade short-term obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national domestic or foreign securities exchange or quoted on the Nasdaq National Market System against which the Portfolio has not written a stock call option; however, if the Portfolio owns a call on the same index as the call written where the exercise price of the call owned is equal to or less than the exercise price of the call written, or greater than the call written if the difference is maintained by the Portfolio in permissible liquid assets in a segregated account with the Fund's custodian, it will not be subject to the requirements described in this paragraph.

          Each of these Portfolios, except the Equity Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Bond Portfolio, may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

          Each of these Portfolios may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency (except in the case of the Equity Portfolio), and (except in the case of the Bond Portfolio and International Fixed-Income Portfolio) equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

          Successful use by a Portfolio of options will be subject to the Investment Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager's predictions are incorrect, the Portfolio may incur losses.

          FUTURE DEVELOPMENTS. The relevant Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in the Prospectus or Statement of Additional Information.

          SHORT-SELLING. (Mid Cap Portfolio and High Yield Portfolio) Each of these Portfolios may engage in short sales of securities. In these transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively. The Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets.

          Until the Portfolio closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

          FORWARD COMMITMENTS. (All Portfolios) A Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk or price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Portfolio intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Portfolio's exposure to changes in interest rates and will increase the volatility of its returns. The Portfolio will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments. At no time will the Portfolio have more than 33-1/3% of its assets committed to purchase securities on a forward commitment basis.

          Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

          SWAP AGREEMENTS. (All Portfolios) To the extent consistent with the Portfolio's investment objective and management policies as set forth herein, each Portfolio may enter into equity, interest rate, index, total return and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

          Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

          FOREIGN CURRENCY TRANSACTIONS. (All Portfolios, except the Equity Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Bond Portfolio) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

          Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive in the exchange. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

INVESTMENT CONSIDERATIONS AND RISKS

          EQUITY SECURITIES. (All Portfolios, except the Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.

          The securities of the smaller companies in which the Small Cap, International Small Cap, Emerging Markets and Bantam Value Portfolios may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, and thus may create a greater chance of loss than by investing in securities of larger capitalization companies.

          FIXED-INCOME SECURITIES. (All Portfolios) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

          The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain portfolio securities, such as those rated below investment grade by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's" and together with S&P, the "Rating Agencies"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security.

          Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. A Portfolio investing in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

          MORTGAGE-RELATED SECURITIES. (Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is possible that the realized return of the security may differ materially from the return originally expected by the Investment Manager. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity (but not past its stated maturity), which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

          Certain mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. In addition, as described above, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their values highly volatile.

          In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by these Portfolios, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

          FOREIGN SECURITIES. (All Portfolios, except the Small Cap Portfolio) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

          Because evidences of ownership of such securities usually are held outside the United States, the Portfolios will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

          With respect to the Emerging Markets, International Fixed-Income, Strategic Yield and High Yield Portfolios, emerging market countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many emerging market countries providing investment opportunities for these Portfolios have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

          FOREIGN CURRENCY TRANSACTION. (All Portfolios, except the Equity Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Bond Portfolio) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

          SIMULTANEOUS INVESTMENTS BY OTHER PORTFOLIOS OR Funds. (All Portfolios) Investment decisions for each Portfolio are made independently from those of the other portfolios and accounts managed by the Investment Manager. If, however, such other portfolios or accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

          LOWER RATED SECURITIES. (Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio). Each of these Portfolios may invest in securities rated below investment grade such as those rated Ba by Moody's or BB by S&P, and as low as the lowest rating assigned by the Rating Agencies (commonly known as junk bonds). They may be subject to certain risks and to greater market fluctuations than lower yielding investment grade securities. See "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolio will rely on the Investment Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

          You should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

          Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

          These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

          The Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolio has no arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities and pay-in-kind bonds, in which each of these Portfolios may invest. Pay-in-kind bonds pay interest through the issuance of additional securities. Zero coupon securities and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment.

STRATEGIC YIELD PORTFOLIO--During the year ended December 31, 1998, the percentages of the Strategic Yield Portfolio's assets invested in securities rated in particular rating categories by S&P were, on a weighted average basis, as follows:

                            Percentage of
S&P Ratings                 Total Investments

TSY                            4.17%
AGY                           21.17%
AAA                           10.83%
AA-                            1.33%
A+                             0.56%
A                              3.19%
A-                             0.53%
A1+                            2.10%
A1                             3.94%
A3                             0.17%
BBB+                           0.29%
BBB                            0.39%
BBB-                           1.46%
BB+                            0.43%
BB                             2.96%
BB-                            1.27%
B+                             3.51%
B                              9.05%
B-                             8.76%
CCC+                           0.16%
CCC                            0.49%
No Rating*                    23.24%
                              -------
                              100.0%

----------------------
* The Investment Manager estimates these securities to have an average rating of BBB.

          The actual distribution of the Portfolio's investments by ratings on any given date will vary. In addition, the distribution of the Portfolio's investments by ratings as set forth above should not be considered as representative of the Portfolio's future investment portfolio composition.


                             INVESTMENT RESTRICTIONS

          Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. In addition, the following investment restrictions, except as otherwise noted, are fundamental policies. However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the preceding sentence. None of the Portfolios may:

                    (i) issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus, (B) each of the Mid Cap Portfolio, International Small Cap Portfolio, High Yield Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio also may borrow money to the extent permitted under the 1940 Act and, as a non-fundamental policy, may pledge, hypothecate, mortgage or otherwise encumber its assets to secure permitted borrowings; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Section 18(f) of the 1940 Act, and (C) the Equity Portfolio may additionally utilize leverage as described in the Prospectus. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;

                    (ii) make loans, except loans of portfolio securities not having a value in excess of 33-1/3% (10% in the case of the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) of a Portfolio's total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

                    (iii) invest in illiquid securities as defined in "Investment Objectives and Management Policies--Illiquid Securities" if immediately after such investment more than 10% (15% in the case of the Mid Cap Portfolio and High Yield Portfolio) of the value of the Portfolio's net assets, or, in the case of the Equity Portfolio, more than 10% of the value of that Portfolio's total assets, taken at market value, would be invested in such securities (this restriction is not a fundamental policy of the Mid Cap Portfolio, High Yield Portfolio, Global Equity Portfolio and Bantam Value Portfolio);

                    (iv) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided, however, that this restriction is not a fundamental policy of the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and High Yield Portfolio, and provided further, that (A) the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and High Yield Portfolio may purchase securities of other investment companies to the extent permitted under the 1940 Act (this restriction is not a fundamental policy of these Portfolios) and (B) the Equity Portfolio, International Equity Portfolio and Small Cap Portfolio may purchase securities in an amount up to 5% of the value of the Portfolio's total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;

                    (v) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of such Portfolio's total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities;

                    (vi) (A) purchase or sell real estate or real estate limited partnerships, except that a Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and High Yield Portfolio also may purchase and sell securities that are secured by real estate; (B) purchase or sell commodities or commodity contracts (except that the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and High Yield Portfolio may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, the Mid Cap Portfolio, International Equity Portfolio, International Fixed-Income Portfolio, Strategic Yield Portfolio and High Yield Portfolio may purchase or sell foreign currency forward exchange contracts, the International Fixed-Income Portfolio and Bond Portfolio may enter into futures contracts and options on futures contracts, the International Fixed-Income Portfolio may enter into futures contracts on foreign currencies and the International Fixed-Income Portfolio and Strategic Yield Portfolio may purchase and write put and call options on foreign currencies); and (C) invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs; provided, however, that this clause
                    (C) is not a fundamental policy of the Equity Portfolio, Mid Cap Portfolio, Global Equity Portfolio, Bantam Value Portfolio and High Yield Portfolio;

                    (vii) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or, except for the Mid Cap Portfolio and High Yield Portfolio, make short sales of securities, provided, however, that this prohibition on short sales is not a fundamental policy of the Global Equity Portfolio and Bantam Value Portfolio;

                    (viii) underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting; or

                    (ix) make investments for the purpose of exercising control or management; provided, however, that this restriction is not a fundamental policy of the International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio. This restriction has not been adopted by the Mid Cap Portfolio or High Yield Portfolio.

          In addition to the restrictions noted above, the Equity Portfolio has adopted the following restrictions as fundamental policies. The Equity Portfolio may not:

                    (i) purchase restricted securities, which are securities that must be registered under the Securities Act of 1933, as amended, before they may be offered or sold to the public, except that the Equity Portfolio may invest up to 5% of the value of its total assets, taken at cost, in such securities;

                    (ii) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States; or

                    (iii) purchase securities of an issuer if, as a result, as to 75% of the Portfolio's total assets, the Portfolio would own more than 10% of the voting securities of such issuer.

                                      * * *

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                                   MANAGEMENT

          The Fund's Board is responsible for the management and supervision of each Portfolio. The Board approves all significant agreements with those companies that furnish services to the Portfolios. These companies are as follows:

          Lazard Asset Management................    Investment Manager
          Lazard Freres & Co. LLC................    Distributor
          Boston Financial Data Services, Inc....    Transfer Agent and
                                                     Dividend Disbursing Agent
          State Street Bank and Trust Company....    Custodian

          The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 30 Rockefeller Plaza, New York, New York 10112.

                                                    Principal Occupation During
Name, Address and Age        Position With Fund     Past 5 Years
--------------------------   -------------------    ----------------------------
Norman Eig* (58)              Chairman of the       Vice Chairman and Managing
                              Board                 Director (formerly  General
                                                    Partner), Lazard Freres.

Herbert W. Gullquist* (61)    President,            Vice Chairman and Managing
                              Director              Director (formerly  General
                                                    Partner), Lazard Freres;
                                                    Chief Investment  Officer of
                                                    the Investment Manager.

John J. Burke (70)            Director              Retired; Former Vice
50 Burning Tree Lane                                Chairman, Director, Montana
Butte, MT  59701                                    Power Company.

Kenneth S. Davidson (54)      Director              Managing Partner, Davidson
Davidson Capital                                    Capital Management
Management Corporation                              Corporation; Director,
635 Madison Avenue,                                 Blackthorn Fund N.V. and
16th Floor                                          Ottertail Valley Railroad.
New York, NY  10022

Carl Frischling* (62)         Director              Senior Partner, Kramer,
Kramer, Levin,                                      Levin, Naftalis & Frankel;
Naftalis &  Frankel                                 from 1992 to 1994, Senior
919 Third Avenue                                    Partner, Reid & Priest.
New York, NY  10022

Lester Z. Lieberman (68)      Director              Private Investor; Director
1500 Mt. Kemble Avenue                              of Dowel Associates;
Morristown, NJ 07960                                Chairman of the Board of
                                                    Trustees of Newark Beth
                                                    Israel Medical Center and
                                                    Irvington General Hospital;
                                                    Member of the New Jersey
                                                    State Investment Council;
                                                    prior to 1994, Director of
                                                    United Jersey Bank, N.A. and
                                                    Clarkson University.

Richard Reiss, Jr. (55)       Director              Managing Partner, Georgica
Georgica Advisers LLC                               Advisers LLC, an investment
1114 Avenue of the Americas                         manager.
New York, NY  10036

John Rutledge (50)            Director              President, Rutledge &
Rutledge & Company                                  Company, an economics and
One Greenwich                                       investment advisory firm;
Office Park                                         Chairman, Claremont
51 Weaver Street                                    Economics Institute.
Greenwich, CT 06831

William Katz (45)             Director              President and Chief
BBDO Worldwide Network                              Operating Officer of BBDO,
1285 Avenue of the Americas                         an advertising agency; from
New York, NY  10019                                 May 1994 to February 1996,
                                                    General Manager of BBDO;
                                                    prior thereto, Executive
                                                    Vice President and Senior
                                                    Account Director of  BBDO.

William G. Butterly, III (38) Vice President,       Senior Vice President, Legal
                              Secretary             Affairs of the  Investment
                                                    Manager.

James Giallanza (33)          Treasurer             Certified Public Accountant;
                                                    Vice President of the
                                                    Investment Manager;
                                                    from August 1990 to July
                                                    1998, Manager, Price
                                                    Waterhouse LLP.

-----------
*    An "interested person" of the Fund as defined in the 1940 Act.

          The Fund has adopted a Distribution and Servicing Plan with respect to shares of the Portfolios. So long as the Plan remains in effect, the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

                  The Fund pays its Directors its allocable share of the aggregate of a fixed fee of $20,000 per annum and a per meeting fee of $1,000 for the Fund and Lazard Retirement Series, Inc., and reimburses them for their expenses. The aggregate amount of compensation paid to each Director by the Fund for the year ended December 31, 1998, was as follows:

                                                        Total Compensation From
                                                           the Fund and
                              Aggregate Compensation    Lazard Retirement Fund
Name of Director              From the Fund               Series, Inc.
--------------------          ----------------------    -----------------------
John J. Burke                    $18,600                      $24,000
Kenneth S. Davidson              $18,600                      $24,000
Norman Eig                       N/A                          N/A
Carl Frischling                  $18,600                      $24,000
Herbert W. Gullquist             N/A                          N/A
William Katz                     $18,600                      $24,000
Lester Z. Lieberman              $18,600                      $24,000
Richard Reiss, Jr.               $18,600                      $24,000
John Rutledge                    $18,600                      $24,000


          The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager. As of April 6, 1999, the Fund's officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

INVESTMENT MANAGER AND INVESTMENT MANAGEMENT AGREEMENTS

          Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into an investment management agreement with the Fund on behalf of each Portfolio (the "Management Agreements"). Pursuant to each Management Agreement, Lazard Asset Management regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

          Lazard Asset Management is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management. It is a major underwriter of corporate securities, conducts a broad range of trading and brokerage activities in corporate and governmental bonds and stocks and acts as a financial adviser to utilities. Lazard Asset Management provides investment management services to client discretionary accounts with assets as of March 31, 1999 totaling approximately $64 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios. [As of April 6, 1999, Lazard Asset Management held voting and dispositive power with respect to a sufficient number of shares of each Portfolio held by client accounts as to be considered a controlling person of such Portfolio.]

          Under the terms of each Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager's members, directors, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under each Management Agreement, the Investment Manager also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to others.

          As compensation for its services, each of the Portfolios has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily value of the net assets of the relevant Portfolio:

                                              Investment Management
Name of Portfolio                                Fee Payable

Equity Portfolio                                   .75%
Mid Cap Portfolio                                  .75%
Small Cap Portfolio                                .75%
Bantam Value Portfolio                             .75%
Global Equity Portfolio                            .75%
International Equity Portfolio                     .75%
International Small Cap Portfolio                  .75%
Emerging Markets Portfolio                        1.00%
Bond Portfolio                                     .50%
High Yield Portfolio                               .75%
International Fixed-Income Portfolio               .75%
Strategic Yield Portfolio                          .75%

          For the fiscal year ending December 31, 1999, the Investment Manager has agreed to waive its management fees or otherwise bear the expenses of the following Portfolios to the extent the aggregate expenses of the Portfolios exceed the percentage of the value of the Portfolio's average daily net assets set forth opposite the Portfolio's name:

Name of Portfolio                  Maximum Total Portfolio   Operating Expenses
                                    Institutional Shares         Open Shares

Mid Cap Portfolio                       1.05%                           1.35%
Bantam Value Portfolio                  1.05%                           1.35%
Global Equity Portfolio                 1.05%                           1.35%
International Small Cap Portfolio       1.04%                           1.43%
Emerging Markets Portfolio              1.28%                           1.60%
Bond Portfolio                           .78%                           1.10%
High Yield Portfolio                    1.05%                           1.35%
International Fixed-Income Portfolio    1.09%                           1.35%

          For the fiscal years ended December 31, 1996, 1997 and 1998, the management fees payable by each Portfolio, the amounts waived by the Investment Manager and the net fees paid to the Investment Manager were as follows:

                            Fee Payable        Fee Payable         Fee Payable
                            For Fiscal         For Fiscal          For Fiscal
                             Year Ended         Year Ended          Year Ended
                            December 31,       December 31,        December 31,
Name of Portfolio              1996               1997                 1998
---------------------       -------------      --------------     --------------
Equity Portfolio            $ 1,829,111         $ 2,475,417        $ 3,316,469
Mid Cap Portfolio                   N/A         $    56,562        $   459,760
Small Cap Portfolio         $ 6,243,613         $ 8,868,261        $11,726,934
Bantam Value Portfolio      $   134,134         $   418,572        $   575,206
Global Equity Portfolio     $    39,032         $    87,691        $   119,985
International Equity
Portfolio                   $11,746,379         $15,062,772        $19,452,067
International Small Cap
Portfolio                   $   870,310         $ 1,061,698        $ 1,354,903
Emerging Markets Portfolio  $   983,215         $ 2,418,181        $ 2,794,119
Bond Portfolio              $   306,035         $   429,720        $   523,656
High Yield Portfolio                N/A                 N/A        $   225,562
International Fixed-Income
Portfolio                   $   462,235         $   772,515        $   857,644
Strategic Yield Portfolio   $   908,760         $ 2,447,618        $ 3,422,135


                            Reduction in        Reduction in       Reduction in
                            Fee For             Fee For            Fee For
                            Fiscal Year         Fiscal Year        Fiscal Year
                              Ended               Ended              Ended
                            December 31,        December 31,       December 31,
Name of Portfolio             1996                 1997                 1998
-----------------           ------------        ------------------ -----------
Equity Portfolio                    -0-         $    11,054                -0-
Mid Cap Portfolio                   N/A         $    24,010         $ 119,681
Small Cap Portfolio                 -0-         $    11,502               -0-
Bantam Value Portfolio         $126,612         $    56,620         $  40,732
Global Equity Portfolio        $ 39,032         $    87,691         $ 119,985
International Equity Portfolio      -0-         $    16,852               -0-
International Small Cap
  Portfolio                         -0-         $    21,116         $  16,356
Emerging Markets Portfolio     $ 87,208         $    19,725         $  17,870
Bond Portfolio                 $ 37,009         $    21,802         $  11,309
High Yield Portfolio                N/A                 N/A         $ 107,939
International Fixed-Income
Portfolio                      $100,766         $    58,602         $  21,538
Strategic Yield Portfolio           -0-         $     3,456               -0-

                               Net Fee Paid     Net Fee Paid        Net Fee Paid
                               For Fiscal       For Fiscal          For Fiscal
                               Year Ended       Year Ended          Year Ended
                               December 31,     December 31,        December 31,
Name of Portfolio                1996              1997                 1998
-------------------------    --------------   --------------     -------------
Equity Portfolio            $ 1,829,111        $  2,464,363       $ 3,316,469
Mid Cap Portfolio                   N/A        $     32,552       $   340,079
Small Cap Portfolio         $ 6,243,613        $  8,856,759       $11,726,934
Bantam Value Portfolio      $     7,522        $    361,952       $   534,474
Global Equity Portfolio             -0-                 -0-       $       -0-
International Equity
Portfolio                   $11,746,379        $ 15,045,920       $19,452,067
International Small Cap
Portfolio                   $   870,310        $  1,040,582       $ 1,338,547
Emerging Markets Portfolio  $   896,107        $  2,398,456       $ 2,776,249
Bond Portfolio              $   269,026        $    407,918       $   512,347
High Yield Portfolio                N/A                 N/A       $   117,623
International Fixed-Income
Portfolio                   $   361,469        $    713,913       $   836,106
Strategic Yield Portfolio   $   908,760        $  2,444,162       $ 3,422,135


          Each Management Agreement provides that the relevant Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, clerical salaries, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, the Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See "Distribution and Servicing Plan." The organizational expenses of the Fund are being amortized and allocated among the International Equity Portfolio, International Fixed-Income Portfolio, Bond Portfolio, Strategic Yield Portfolio and Small Cap Portfolio.

          Each Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders of the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, International Fixed-Income Portfolio, Bond Portfolio and Strategic Yield Portfolio on December 16, 1992 and initially by the Board on September 11, 1991 (and amended and restated on October 19, 1993); by the sole shareholder for the International Small Cap Portfolio and Emerging Markets Portfolio on August 25, 1993 and initially by the Board on July 20, 1993; by the sole shareholder for the Bantam Value Portfolio and Global Equity Portfolio and initially by the Board on October 16, 1995; and by the sole shareholder for the Mid Cap Portfolio and High Yield Portfolio and by the Board on July 29, 1997. The Management Agreement for each Portfolio was last approved by the Fund's Board, including a majority of the Directors who are not "interested persons" of any party to the Management Agreement, at a meeting held on October 27, 1998. Each Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 60 days' notice, by the Investment Manager. Each Management Agreement provides for automatic termination in the event of its assignment (as defined in the 1940 Act). Each Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

ADMINISTRATOR AND CUSTODIAN

          The Fund has engaged State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, to provide certain administrative services to the Portfolios. Each Portfolio will bear the cost of such administrative expenses at the annual rate of $45,000 plus .02% of the value of the average daily net assets of each Class of the Portfolio up to $1 billion and .01% of the value of such assets over $1 billion.

          State Street also acts as the Fund's custodian. As the Fund's custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio's assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

DISTRIBUTOR

          Lazard Freres serves as the distributor of each Portfolio's shares and conducts a continuous offering pursuant to a "best efforts" arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates Lazard Freres to pay certain expenses in connection with the offering of Portfolio shares. After the prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Lazard Freres also will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors.


                        DETERMINATION OF NET ASSET VALUE

          Net asset value per share for each Class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

          The value of securities, other than options listed on national securities exchanges and debt securities maturing in 60 days or less, is determined as of the close of regular trading on the New York Stock Exchange. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is currently 4:10 p.m., New York time). Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value as determined under the supervision of the Board of Directors. Each security for which the primary market is on a national securities exchange is valued at the last sale price on the principal exchange on which it is traded, or, if no sales are reported on such exchange on that day, at the closing bid price.

          Any security held by a Portfolio for which the primary market is the Nasdaq National Market System is valued at the last sale price as quoted by such system or, in the absence of any sale on the valuation date, at the closing bid price. Any other unlisted security for which current over-the-counter market quotations or bids are readily available is valued at its last quoted bid price or, if available, the mean of two such prices.

          All other securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Directors and in accordance with procedures adopted by the Board of Directors. The portfolio securities of any of the Portfolios also may be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager to reflect the fair market value of such securities.

          The Bantam Value Portfolio, International Small Cap Portfolio and Small Cap Portfolio invest primarily in equity securities of companies with relatively small market capitalizations. Because of the difference between the bid and asked prices of over-the-counter securities, there may be an immediate reduction in the net asset value of the shares of the Bantam Value Portfolio, International Small Cap Portfolio or Small Cap Portfolio after such Portfolio has completed a purchase of securities that will be valued by the relevant Portfolio at their bid price, since those securities usually will have been purchased at or near the asked price.

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Portfolio is not calculated. Each Portfolio calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange once on each day on which the New York Stock Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.


                             PORTFOLIO TRANSACTIONS
GENERAL

          Subject to the supervision of the Board of Directors, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, the Investment Manager seeks the best overall terms available, taking into account such factors as price, size of order, difficulty of execution and skill required of the executing broker. While the Investment Manager will generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

          Purchases and sales of portfolio securities on a securities exchange are effected by the Investment Manager through brokers who charge a negotiated commission for their services based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Lazard Freres. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

          To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the Commission thereunder, the Fund's Board has determined that securities transactions for a Portfolio may be executed through Lazard Freres if, in the judgment of the Investment Manager, the use of Lazard Freres is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, Lazard Freres charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

          Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

RESEARCH AND STATISTICAL INFORMATION

          When it can be done consistently with the policy of obtaining the best overall terms available, the Investment Manager may select brokers or dealers who supply market quotations to the Fund's custodian for valuation purposes, or who supply research, market and statistical information to the Investment Manager. Although such research, market and statistical information may be useful to the Investment Manager, it is only supplementary to the Investment Manager's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Management Agreement with the Fund on behalf of the Portfolios. Such information may be useful to the Investment Manager in providing services to both the Portfolios and clients other than the Portfolios, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Manager in carrying out its obligations to the Portfolios. The total dollar amount of transactions pursuant to which brokerage was directed in consideration of research services provided during the year ended December 31, 1998, was $1,894,819,000, and the related commissions were $4,385,000. In addition, when it can be done consistently with the above stated policy, the Investment Manager may place orders with brokers and dealers (i) who refer persons to the Investment Manager for the purpose of purchasing shares of the Portfolios or (ii) who provide services to the Fund at no fee or for a reduced fee.

BROKERAGE COMMISSIONS

          In connection with its portfolio securities transactions for the fiscal years ended December 31, 1996, 1997 and 1998, each Portfolio indicated below paid brokerage commissions as follows:

YEAR ENDED DECEMBER 31, 1996

                                                                      Percentage        Percentage
                                                  Amount of           of Total          of Total
                                                  Brokerage           Brokerage         Brokerage
                                                  Commissions         Commissions       Transactions
                            Brokerage             Paid to             Paid to           Effected Through
Name of Portfolio           Commissions Paid      Lazard Freres       Lazard Freres     Lazard Freres
--------------------        ------------------    --------------      --------------    -----------------
Equity Portfolio             $   483,954               -0-                   -0-                    -0-
Small Cap Portfolio          $ 1,522,251           $ 4,465                 0.29%                  0.31%
Bantam Value Portfolio       $   206,307           $ 12,195                5.91%                  3.49%
Global Equity Portfolio      $    29,963           $  1,104                3.69%                  9.28%
International Equity
 Portfolio                   $ 2,707,977                -0-                  -0-                    -0-
International Small Cap
Portfolio                    $   580,942                -0-                  -0-                    -0-
Emerging Markets Portfolio   $   621,547                -0-                  -0-                    -0-

YEAR ENDED DECEMBER 31, 1997
                                                                                                Percentage
                                                     Amount of         Percentage of         of Total
                                                     Brokerage         Total Brokerage       Brokerage
                                Brokerage            Commissions       Commissions           Transactions
                                Commissions          Paid to           Paid to               Effected Through
Name of Portfolio               Paid                 Lazard Freres     Lazard Freres         Lazard Freres

Equity Portfolio            $   592,299                  -0-                 -0-                    -0-
Mid Cap Portfolio           $    59,461                  -0-                 -0-                    -0-
Small Cap Portfolio         $ 2,003,525                  -0-                 -0-                    -0-
Bantam Value Portfolio      $   231,614                  -0-                 -0-                    -0-
Global Equity Portfolio     $    26,640                  $45               0.17%                  0.19%
International Equity
Portfolio                   $ 3,041,586                  -0-                 -0-                    -0-
International Small Cap
Portfolio                   $   429,111                  -0-                 -0-                    -0-
Emerging Markets Portfolio  $ 1,098,476                  -0-                 -0-                    -0-


YEAR ENDED DECEMBER 31, 1998
                                                                                              Percentage of
                                                   Amount of           Percentage of          Total Brokerage
                                                   Brokerage           Total Brokerage        Transactions
                               Brokerage           Commissions         Commissions            Effected
                               Commissions         Paid to             Paid to                Through
Name of Portfolio              Paid                Lazard Freres       Lazard Freres          Lazard Freres
Equity Portfolio            $   802,204            $  51,625               6.44%                  7.24%
Mid Cap Portfolio           $   183,975            $   5,270               2.86%                  2.73%
Small Cap Portfolio         $ 2,544,527            $  61,090               2.40%                  0.95%
Bantam Value Portfolio      $   273,070            $   3,635               1.33%                  1.50%
Global Equity Portfolio     $    33,371            $   2,734               8.87%                 14.52%
International Equity
Portfolio                   $ 4,724,137                  -0-                 -0-                    -0-
International Small Cap
Portfolio                   $   439,572                  -0-                 -0-                    -0-
Emerging Markets Portfolio  $ 1,016,826            $     812               0.23%                  0.39%

                        HOW TO BUY AND HOW TO SELL SHARES

          GENERAL. The minimum initial investment for each Portfolio is $10,000 for Open Shares, unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000, and $1,000,000 for Institutional Shares. Subsequent investments for each Portfolio must be at least $1,000 for Open Shares and $5,000 for Institutional Shares. For directors, members and employees of Lazard Freres and its affiliates, and the trustees of benefit plans covering any of the foregoing individuals, the minimum initial investment for each Portfolio is $5,000 for Institutional Shares. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund or Lazard Freres and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

          Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and Lazard Freres reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.

          Shares of each Portfolio may be purchased in exchange for securities which are permissible investments of that Portfolio, subject to the Investment Manager's determination that the securities are acceptable. Securities accepted in exchange for Portfolio shares will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange for Portfolio shares are required to be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, The Nasdaq Stock Market, a recognized non-U.S. exchange or non-Nasdaq listing with at least two market makers.

          PURCHASES THROUGH THE TRANSFER AGENT. Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value. The Transfer Agent and Lazard Freres, in certain cases, may agree to next day settlement for certain purchases through the Transfer Agent.

          By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

          PURCHASES THROUGH A LAZARD FRERES BROKERAGE ACCOUNT. Shares of all of the Portfolios are sold by Lazard Freres only to customers of Lazard Freres without a sales charge, on a continuing basis at the net asset value of the Portfolio next determined after receipt of a purchase order by Lazard Freres. Payments must be made to Lazard Freres within three business days of the order. Because Lazard Freres does not forward investors' funds until the business day on which the order is settled, it may benefit from temporary use of these funds. Please contact your Lazard Freres account representative for specific instructions on how to purchase Portfolio shares through your Lazard Freres brokerage account.

          AUTHORIZED BROKERS. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

          REDEMPTION COMMITMENT. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the rights to make payments in whole or part in securities (which may include non-marketable securities) or other assets of the Portfolio in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Commission by order may permit to protect the Portfolio's shareholders.


                         DISTRIBUTION AND SERVICING PLAN
                               (OPEN SHARES ONLY)

          Open Shares are subject to a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Servicing Plan, the Fund pays Lazard Freres for advertising, marketing and distributing each Portfolio's Open Shares and for the provision of certain services to the holders of Open Shares a fee at an annual rate of .25% of the value of the average daily net assets of the Portfolio's Open Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in Conduct Rules of the NASD. Under the Distribution and Servicing Plan, Lazard Freres may make payments to third parties in respect of these services. From time to time, Lazard Freres may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable to Lazard Freres under the Distribution and Servicing Plan for advertising, marketing and distributing Open Shares and for payments to third parties are payable without regard to actual expenses incurred.

          Rule 12b-1 (the "Rule") adopted by the Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution and Servicing Plan") with respect to each Portfolio's Open Shares, pursuant to which the Fund pays Lazard Freres for advertising, marketing and distributing Open Shares of the Portfolios and for the provision of certain services to the holders of Open Shares of the Portfolios. Lazard Freres may make payments to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") for providing these services. The Fund's Board determined, in the exercise of its business judgment, that the Fund's Distribution and Servicing Plan is reasonably likely to benefit each Portfolio and holders of Open Shares.

          A quarterly report of the amounts expended under the Distribution Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear for distribution pursuant to the Distribution and Servicing Plan without such shareholders' approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. The Distribution and Servicing Plan was last so approved on October 27, 1998. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan or by vote of the holders of a majority of such Portfolio's Open Shares.

          For the fiscal year ended December 31, 1998, each Portfolio paid the Distributor the amount set forth below with respect to its Open Shares under the Distribution and Servicing Plan:


                                                    Amount Paid to Distributor
                                                    Under Distribution and
                                                    Servicing Plan For
Name of Portfolio                                   for Fiscal Year
                                                    Ended December 31, 1998

Equity Portfolio                                        $   219,862
Mid Cap Portfolio                                       $    22,660
Small Cap Portfolio                                     $   245,099
Bantam Value Portfolio                                  $    21,161
Global Equity Portfolio                                 $     9,246
International Equity Portfolio                          $    76,823
International Small Cap Portfolio                       $     8,134
Emerging Markets Portfolio                              $    29,160
Bond Portfolio                                          $    28,672
High Yield Portfolio                                    $       573
International Fixed-Income Portfolio                    $     9,533
Strategic Yield Portfolio                               $    48,934

                           DIVIDENDS AND DISTRIBUTIONS

          The Fund intends to declare as a dividend on the outstanding shares of each of the Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio substantially all of the Portfolio's net investment income at the close of each business day to shareholders of record at 4:00 p.m. (New York time). Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of the Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of any of these Portfolios prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid. Shareholders of any of these Portfolios who redeem only a portion of their shares will be entitled to all dividends that are declared by unpaid on the redeemed shares on the next dividend payment date.

          Dividends from net investment income on the Equity Portfolio, Mid Cap Portfolio, International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio generally will be declared and paid at least annually and may be declared and paid twice annually.

          Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Open Shares.

          Investment income for a Portfolio includes, among other things, interest income, accretion of market and original issue discount and amortization of premium and, in the case of the Equity Portfolio, Mid Cap Portfolio, International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio, also would include dividends.

          With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually and may be declared and paid twice annually. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to all dividends and other distributions reinvested in additional shares. NO INTEREST WILL ACCRUE ON AMOUNTS REPRESENTED BY UNCASHED DISTRIBUTION OR REDEMPTION CHECKS. Each Portfolio forwards to the Fund's custodian the monies for dividends to be paid in cash on the payment date.

                                    TAXATION

          Management believes that each Portfolio has qualified for the fiscal year ended December 31, 1998 as a "regulated investment company" under Subchapter M of the Code. It is intended that each such Portfolio will continue to so qualify as a regulated investment company, if such qualification is in the best interests of its shareholders. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. As a regulated investment company, a Portfolio will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If the Portfolio did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management of investment practices or policies by any government agency.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of a Portfolio for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

          Corporate shareholders of the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Global Equity Portfolio will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the Portfolio, to the extent that the Portfolio's income is derived from certain dividends received from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Portfolio for 46 days or more during the 90-day period commencing 45 days before the shares become ex-dividend. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Portfolio is financed with indebtedness. It is anticipated that distributions from Portfolios, other than the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Global Equity Portfolio, will not qualify for the dividends-received distribution. Each year the Fund will notify shareholders of the federal income tax status of distributions.

          The Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio may invest in Real Estate Mortgage Investment Conduits ("REMICs"). Interests in REMICs are classified as either "regular" interests or "residual" interests. Under the Code, special rules apply with respect to the treatment of a portion of the Portfolio's income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income.") Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the Portfolios shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of the Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio generally will not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of one of the Portfolios is an entity subject to the unrelated business income tax (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan, or another tax-exempt entity) and is allocated any amount of Excess Inclusion Income, such a shareholder may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. The Investment Manager anticipates that only a small portion, if any, of the assets of the Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Portfolios and allocated to their shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax adviser regarding the treatment of their income derived from the Portfolios.

          Except as discussed above with respect to Excess Inclusion Income, a dividend or capital gains distribution with respect to shares held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the income earned by the qualified plan.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, gain or loss realized by a Portfolio from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

          Offsetting positions held by a Portfolio involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 988 and 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" transactions may be recharacterized as ordinary income.

          If a Portfolio were treated as entering into straddles by reason of its future or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

          The Taxpayer Relief Act of 1997 included constructive sale provisions that generally apply if a Portfolio either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Portfolio generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Portfolio enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

          Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Portfolio's assets to be invested in various countries is not known.

          If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Portfolio may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Portfolio. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Portfolio; (ii) treat their income from the Portfolio as being from foreign sources to the extent that the Portfolio's income is from foreign sources; and
(iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

          It is anticipated that each of the International Equity Portfolio, International Fixed-Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio will be operated so as to meet the requirements of the Code to "pass through" to shareholders of the Portfolio credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Portfolio whether the foreign taxes paid by the Portfolio will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and (ii) the Portfolio's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

          If a Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale, other disposition or marking-to-market of PFIC securities may be treated as ordinary income under Section 1291 or Section 1296 of the Code.

          Investment by a Portfolio in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing a Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute an amount equal to such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PERFORMANCE INFORMATION

          Current yield is computed pursuant to a formula which operates as follows: The amount of the relevant Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with the regulatory requirements) by such Portfolio during the period. That result is then divided by the product of:
(a) the average daily number of such Portfolio's shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2. A Portfolio's "actual distribution rate" is computed in the same manner as yield, except that actual income dividends declared per share during the period in question is substituted for net investment income per share.

          The yield and the actual distribution rate for the 30-day period ended December 31, 1998 for Institutional Shares and Open Shares of each Portfolio indicated below was as follows:


                                   30-Day Yield             Distribution Rate
                              ---------------------    ------------------------
                              Institutional   Open     Institutional      Open
Name of Portfolio               Shares        Shares     Shares          Shares
--------------------            ------        ------     -------         ------
Bond                            5.64%         5.27%      5.38%           5.02%
High Yield                      9.33%         9.03%      9.03%           8.74%
International Fixed-Income      3.21%         2.90%      1.13%           1.04%
Strategic Yield                 7.02%         6.61%      6.94%           5.99%


          Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

          The average annual total return of Institutional Shares and Open Shares for the indicated Portfolio and periods ended December 31, 1998 (the date listed in the footnote is the beginning of the period for the indicated Portfolio) was as follows:

Institutional Shares                       Average Annual Total Returns
                                         for Periods Ended December 31, 1998

Name of Portfolio                      1-Year       5-Years          10-Years

Equity                                 17.31%        20.36%           16.83%(3)
International Equity                   16.04%        11.22%           11.26%(4)
International Fixed-Income             13.20%         7.00%            7.86%(5)
Bond                                    5.77%         5.93%            6.69%(6)
Strategic Yield                         0.75%         6.00%            7.36%(7)
Small Cap                             (12.62)%       11.45%           16.11%(8)
International Small Cap                 7.55%         3.94%            5.58%(1)
Emerging Markets                      (23.49)%         N/A           (5.10)%(2)
Bantam Value                          (13.82)%      16.39%(9)            N/A
Global Equity                          17.10%          N/A            16.09%(10)
Mid Cap                                 3.65%          N/A             5.58%(11)
High Yield                                N/A          N/A               N/A(12)


---------------

(1)      December 1, 1993.
(2)      July 15, 1994.
(3)      June 1, 1987.
(4)      October 29, 1991.
(5)      November 8, 1991.
(6)      November 12, 1991.
(7)      October 1, 1991.
(8)      October 30, 1991.
(9)      March 1, 1996.
(10)     January 4, 1996.
(11)     November 4, 1997.
(12)     January 2, 1998.


Open Shares                                    Average Annual Total Returns
                                            for Periods Ended December 31, 1998

Name of Portfolio                         1-Year       5-Years         10-Years

Equity                                    16.98%        18.95%(1)       N/A
International Equity                      15.82%        15.44%(2)       N/A
International Fixed-Income                12.92%         3.72%(3)       N/A
Bond                                       5.42%         6.93%(4)       N/A
Strategic Yield                            0.37%         2.12%(2)       N/A
Small Cap                                (12.86)%        4.82%(5)       N/A
International Small Cap                    7.21%         1.97%(6)       N/A
Emerging Markets                         (23.30)%     (17.99)%(3)       N/A
Bantam Value                             (14.02)%       4.96%(2)        N/A
Global Equity                             16.82%       17.52%(5)        N/A
Mid Cap                                    3.42%        5.34%(7)        N/A
High Yield                                 N/A(8)         N/A           N/A

---------------

(1)      February 5, 1997.
(2)      January 23, 1997.
(3)      January 8, 1997.
(4)      March 5, 1997.
 (5)     January 30, 1997.
(6)      February 13, 1997.
(7)      November 4, 1997.
(8)      February 24, 1998.

          Total return is calculated by subtracting the amount of the relevant Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

          The total return of Institutional Shares and Open Shares for the indicated Portfolio from inception through December 31, 1998 (the date listed in the footnote is the date operations commenced or, with respect to Open Shares, the initial public offering date for the indicated Portfolio) was as follows:


                                       Total Return Through December 31, 1998
Name of Portfolio                      Institutional Shares      Open Shares

Equity                                  403.93%(1)                39.08%(13)
Mid Cap                                   6.50%(2)                 6.22%(2)
International Equity                    114.93%(3)                32.12%(14)
International Fixed-Income               72.06%(4)                 7.49%(15)
Bond                                     59.05%(5)                13.03%(16)
Strategic Yield                          67.42%(6)                 4.15%(14)
Small Cap                               191.73%(7)                 9.44%(17)
International Small Cap                  31.80%(8)                 3.74%(18)
Emerging Markets                       (20.86)%(9)              (32.49)%(15)
Bantam Value                             53.85%(10)                9.84%(14)
Global Equity                            56.27%(11)               36.34%(17)
High Yield                                2.90%(12)               (2.24)%(19)

-------------------

(1)    June 1, 1987.
(2)    November 4, 1997.
(3)    October 29, 1991.
(4)    November 8, 1991.
(5)    November 12, 1991.
(6)    October 1, 1991.
(7)    October 30, 1991.
(8)    December 1, 1993.
(9)    July 15, 1994.
(10)   March 1, 1996.
(11)   January 4, 1996.
(12)   January 2, 1998.
(13)   February 5, 1997.
(14)   January 23, 1997.
(15)   January 8, 1997.
(16)   March 5, 1997.
(17)   January 30, 1997.
(18)   February 13, 1997.
(19)   February 24, 1998.


          A Portfolio's yield, actual distribution rate and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield, actual distribution rate and total return information is useful in reviewing a Portfolio's performance and such information may provide a basis for comparison with other investments but such information may not provide a basis for comparison with certificates of deposit, which pay a fixed rate of return, or money market funds, which seek a stable net asset value. Investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          Performance of each Class will be calculated separately and will take into account any applicable distribution and service fees. As a result, at any given time, the performance of Open Shares should be expect to be lower than that of Institutional Shares.

          From time to time, the Fund may compare a Portfolio's performance against one or more broad-based indices or data from Lipper Analytical Services, Inc., Money Magazine, Morningstar, Inc. and other industry publications. In addition, the Fund may compare a Portfolio's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. INFORMATION ABOUT THE FUND AND PORTFOLIOS On January 1, 1992, the Fund on behalf of the Equity Portfolio acquired the assets and liabilities of Lazard Equity Fund, formerly a portfolio of Scudder Fund, Inc. ("Scudder Fund") an open-end, diversified management investment company. Lazard Freres has agreed to indemnify Scudder Fund and its directors from any and all claims arising out of the transfer of assets to the maximum extent that Scudder Fund would be so permitted by the Maryland General Corporation Law, subject to the limitations of the 1940 Act. In addition, the Fund has agreed to indemnify, with respect to the Equity Portfolio, the Scudder Fund and its directors and officers from claims arising out of acts or omissions occurring prior to the transfer to the same extent that such individuals could have been indemnified by the Scudder Fund. If, however, the Fund (or the Equity Portfolio) ceases to exist, Lazard Freres has agreed, in lieu of the Fund, to so indemnify to so indemnify the directors and officers of Scudder Fund.

          As of April 6, 1999, the following shareholders owned beneficially or of record 5% or more of the indicated Portfolio's outstanding shares:


                                                   Percentage of Total
Name and Address                             Institutional Shares Outstanding

EQUITY PORTFOLIO

   Smith Barney Inc.                                     14.90%
   00109801250
   388 Greenwich Street
   New York, NY  10013-2339

   Seagrams Retirement Savings and Investment Trust       9.34%
   c/o The Bank of New York
   Attn: Alex Kovalenko
   1 Wall Street, 12th Floor
   New York, NY  10005-2501

   Lazard Freres & Co. LLC                                7.04%
   Employee Savings Plan--Equity Fund
   Attn: Francis J. Conroy
   30 Rockefeller Plaza
   New York, NY  10112

MID CAP PORTFOLIO

   Lazard Freres & Co. LLC                               16.09%
   District No. 9 IAMAW
   30 Rockefeller Plaza, 60th Floor
   New York, NY  10112

   Norwest Bank Colorado N.A.                             5.53%
   Cust FBO City of Aurora Fire MPAP
   740 Broadway #8751
   Denver, CO  80203-3410

SMALL CAP PORTFOLIO

   Merrill Lynch For The Sole                             9.40%
   Benefit of Its Customers
   Attn:  Fund Admin LZSCX
   4800 Deer Lake Dr. East 2nd Floor
   Jacksonville, FL  32246-6484

   Lazard Freres & Co. LLC                                7.71%
   Mercantile Safe Deposit & Trust Co., Custodian for
   Bakery & Confectionery Intl.
   Pension Plan--Small Cap--A/C26501-25
   Attn: Charles Loritz
   PO Box 17002
   30 Rockefeller Plaza
   New York, NY  10112

   Northern Trust Trustee                                 5.34%
   FBO ITT Industries Master Retirement Trust #22-51598
   PO Box 92956
   Chicago, IL  60675-2956

BANTAM VALUE PORTFOLIO

     Lazard Freres & Co. LLC                              9.92%
     United Food & Commercial
     Workers Unions & Empl Pen Fund Small Cap
     1800 Phoenix Blvd. Ste. 310
     30 Rockefeller Plaza
     New York, NY  10112

     Lazard Freres & Co. LLC                             7.74%
     National Automatic Sprinkler Industry
     Small Cap Pension Fund
     Board of Trustees
     c/o Michael Jacobson
     8000 Corporate Drive
     30 Rockefeller Plaza
     New York, NY  10112

     Lazard Freres & Co. LLC                            7.68%
     Graphic Communications Intl.
     Union Supplemental Retirement & Disability
     Fund--Small Cap
     Attn: Mr. G L Griesbauer Jr.
     1900 L Street NW
     30 Rockefeller Plaza
     New York, NY  10112

     Lazard Freres & Co. LLC                            6.82%
     Ursinus College
     Attn:  Business Office
     P.O. Box 1000
     Main Street
     Collegeville, PA  19426-1000

     Lazard Freres & Co. LLC                            5.55%
     Smith College
     Attn:  Jonathan Lovell
     Budget Director
     College Hall
     Northampton, MA  01063-0001

GLOBAL EQUITY PORTFOLIO

     Blue Cross Blue Shield of                         58.86%
     Massachusetts Inc. Managed Care
     Attn:  Treasury 01/06
     100 Summer Street
     Boston, MA  02110-2106

     Lazard Freres & Co. LLC                           10.12%
     The Baycrest Centre Foundation
     Helaine Maisels
     Admin Assistance Finance Dept.
     3560 Bathurst Street
     North York, Ontario

     Blue Cross Blue Shield of                          9.33%
     Massachusetts Inc. Indemnity
     Attn:  Treasury 01/06
     100 Summer Street
     Boston, MA  02110-2106

     Lazard Freres & Co. LLC                            8.42%
     Mount Sinai Hospital
     Foundation of Toronto
     Attn: Marty Stein
     331-600 University Avenue
     Toronto, ON  M5G 1X5

INTERNATIONAL EQUITY PORTFOLIO

     Lazard Freres & Co. LLC                            8.92%
     Mercantile Safe Deposit & Trust Co.
     Custodian for Bakery & Confectionery Intl. Eq.
     A/C26501-33
     Attn: Charles Loritz
     PO Box 17002
     30 Rockefeller Plaza
     New York, NY  10112

    Merrill Lynch For The Sole                          5.50%
    Benefit Of Its Customers
    Attn:  Fund Admin LZIEX
    4800 Deerlake Dr. E FL 2
   Jacksonville, FL  32246

INTERNATIONAL SMALL CAP PORTFOLIO

     Lazard Freres & Co. LLC                            7.57%
     The George Washington
     University Int'l Small Cap
     Attn:  Louis Katz & Courtney Lowe
     2121 I Street
     707 Rice Hall

     Lazard Freres & Co. LLC                            5.83%
     United Air Lines Inc. Pension & Welfare Plans
     Administration Committee
     Attn: David V Drystra
     PO Box 66100
     30 Rockefeller Plaza
     New York, NY  10112

EMERGING MARKETS PORTFOLIO

     Lazard Freres & Co. LLC                            5.85%
     University of British Columbia
     Faculty Pension Plan
     Stanley Hamilton/Dir Ops
     235-2075 Wesbrook Mall
     Vancouver, BC

     Merrill Lynch For The Sole                         5.74%
     Benefit Of Its Customers
     Attn:  Fund Admin LZEMX
     4800 Deer Lake Dr East 2nd Fl
     Jacksonville, FL  32246-6484

     Lazard Freres & Co. LLC                            5.26%
     United Air Lines Inc. Pension & Welfare Plans
     Administration Committee
     Attn: David V Drystra
     PO Box 66100
     30 Rockefeller Plaza
     New York, NY  10112

BOND PORTFOLIO

     Lazard Freres & Co. LLC                            7.30%
     Elaine Louise David-Weill
     C/O Janis Inscho
     Lazard Freres & Co. LLC
     30 Rockefeller Plaza
     New York, NY  10112

     Lazard Freres & Co. LLC                            5.32%
     Local 1922 Pension Fund
     Attn:  Laurie Greco Fund Mngr
     1065 Old Country Road Suite 214
     Westbury, NY  11590-5628

INTERNATIONAL FIXED-INCOME PORTFOLIO

     Lazard Freres & Co. LLC                           32.08%
     Graphic Communications Intl.
     Union Supplemental Retirement
     Disability Fund--Fixed-Income A/C
     Attn: Mr. G L Griesbauer Jr.
     1900 L Street NW
     30 Rockefeller Plaza
     New York, NY  10112

     M & I Trust Co., Custodian for                    18.50%
     CUNA Individual Acct Master Plan
     1000 N. Water St., 14th Floor
     Milwaukee, WI  53202-6648

     Smith Barney Inc.                                 10.11%
     00109801250
     388 Greenwich Street
     New York, NY  10013-2339

HIGH YIELD PORTFOLIO

     MAC & CO A/C IBWF8440002                          49.08%
     Mutual Funds Operations
     P.O. Box 3198
     Pittsburgh, PA  15230-3198

     Lazard Freres & Co. LLC                            16.06%
     Employee Security Fund of the
     30 Rockefeller Plaza 60th Floor
     New York, NY  10112-0002

     Lazard Freres & Co. LLC                           12.89%
     Mass Bay Transportation
     30 Rockefeller Plaza 60th Floor
     New York, NY  10112-0002

     Lazard Freres & Co. LLC                            7.49%
     Steamfitters Local Union #420
     30 Rockefeller Plaza 60th Fl.
     New York, NY  10112-0002

STRATEGIC YIELD PORTFOLIO

     Lazard Freres & Co. LLC                           14.58%
     Mack Trucking Inc. Retirement Trust - Strategic Yield
     Attn:  Mark Cherry
     2100 Mack Blvd.
     Allentown, PA 18103-5622

     HEP & Co.                                          9.17%
     MF MAC 9139-027
     Calabasas, CA

     Mac & Co A/C-CLRF5053712                           6.50%
     Mutual Fund Operations
     P.O. Box 3198
     Pittsburgh, PA  15230-3198

     Lazard Freres & Co. LLC
     DePauw University
     Attn:  Thomas S. Dixon
     313 South Locust Street
     Greencastle, IN  46135-1736

                                                      Percentage of Total
Name and Address                                    Open Shares Outstanding

Equity Portfolio

     Connecticut General                               83.97%
     Life Ins. Co.
     One Commercial Plaza
     280 Trumbull Street
     Attn: Liz Pezda H-19-B
     P.O. Box 2975
     Hartford, CT  06104

SMALL CAP PORTFOLIO

     Connecticut General                               68.53%
     Life Ins Co.
     One Commercial Plaza
     280 Trumbull St.
     Attn: Liz Pezda H-19-B
     P.O. Box 2975
     Hartford, CT  06104

BANTAM VALUE PORTFOLIO

     Charles Schwab & Co. Inc.                         13.36%
     Special Custody Account
     For Benefit of Customers
     Attn:  Mutual Fund 101 Montgomery St.
     San Francisco, CA  94104

     Wendel & Co #725000                                6.85%
     The Bank of New York
     Mutual Fund/Reorg Dept.
     PO Box 1066
     Wall Street Station
     New York, NY  10268-1066

GLOBAL EQUITY PORTFOLIO

     Cushion Trust Limited                             27.26%
     21 Moorfields
     London EC2P 2HT United Kingdom

     Lazard Freres & Co. LLC                           18.90%
     Gaetana Enders
     555 Park Avenue
     New York, NY  10021-8166

     Trifid Securities Limited                          5.66%
     PO Box 108
     2-6 Church Street
     St. Helier
     Jersey
     Channel Islands JE4 8QD

     Lazard Freres & Co. LLC                            5.53%
     Estate of H. Fred Baerwald
     Attn Jessica Bourgeois
     229 Berkeley Place
     Brooklyn, NY  11217-3801

INTERNATIONAL EQUITY PORTFOLIO

     Connecticut General Life Insurance Co.            35.73%
     One Commercial Plaza
     280 Trumbull St.
     Attn:  Liz Pezda H-19-B
     P.O. Box 2975
     Hartford, CT  06104-2975

     Smith Barney 401K Advisor Gr Tr                    6.72%
     Smith Barney Corporate Trust Co.
     DTD 01/01/1998 Pl Val Scvcs
     2 Tower Center
     PO Box 1063
     East Brunswick, NJ  08816-1063

EMERGING MARKETS PORTFOLIO

     Charles Schwab & Co. Inc.                         16.27%
     Special Custody Account
     For Benefit of Customers
     Attn:  Mutual Fund 101 Montgomery St.
     San Francisco, CA  94104

     Resource Partners LLC                              9.64%
     225 Main Street
     Westport, CT  06880-3216

     Saxon & Co FBO A/C                                 8.03%
     10 01 042 0617829 52106N889
     P.O. Box 7780-1888
     Philadelphia, PA 19182-0001

     Sax & Co FBO                                       7.94%
     A/C 10 01 042 0617730 52106N889
     P.O. Box 7780-1888
     Philadelphia, PA  19182-0001

     PCM Managed Equity Fund I LP                       7.86%
     4200 Somerset Dr Ste 200
     Prairie Village, KS  66208-5244

INTERNATIONAL SMALL CAP PORTFOLIO

     Thomas J. Kohout Trustee                          12.12%
     Thomas J. Kohout Trustee Rev Trust
     U/A 12/16/77 Restated 10/09/98
     1910 East Bay Tree Circle
     Lakeside Val Vista Estates
     Gilbert, AZ 85234-4938

     Marsha Von Mueffling Crawford                      9.79%
     770 Park Ave. Apt. 6D
     New York, NY  10021-4153

     Wendel & Co A/C 154948                             8.11%
     The Bank of New York
     Mutual Fund Reorg Dept.
     P.O. Box 1066
     Wall Street Station
     New York, NY  10268-1066

     Lazard Freres and Co. LLC                          5.34%
     Jeremy N. Rubenstein
     Linda Tang Rubenstein
     Tenants by the Entirety
     5805 Rockmere Drive
     Bethesda, MD  20816-2445

BOND PORTFOLIO

     Lazard Freres and Co. LLC                         11.63%
     SUNY Univ. Hospital @ Brooklyn
     Brooklyn Anesthesia Research
     PC Retirement Trust
     Attn:  Ed Hahn
     450 Clarkson Avenue

     Lazard Freres & Co. LLC                            9.83%
     The Catholic Cemeteries of The
     Archdiocese of Washington Inc.
     Attn Jane S. Landon
     13801 Georgia Avenue
     Silver Spring, MD  20906-5271

INTERNATIONAL FIXED-INCOME PORTFOLIO

     Lazard Freres & Co. LLC                           13.29%
     Trust U/A DTD 10/30/96 Between
     Jane Engelhard Settlor & EG
     Beimfohr J. Bemberg S Craighead
     Mrs. Engelhard c/o Mrs. Simonton
     97 Main St.

     Lazard Freres & Co. LLC                            6.11%
     NationsBank NA-Madeira School
     Attn:  Franklin B. Smith
     8328 Georgetown Pike
     McLean, VA  22102-1203

STRATEGIC YIELD PORTFOLIO

     Lazard Freres & Co. LLC                            5.46%
     North Ottawa Community Hospital
     Funded Depreciation Account
     Attn:  Jim Davidson 1309 Sheldon Road
     Grand Haven, MI  49417-2488

MID CAP PORTFOLIO

     Connecticut General Life Ins. Co.                 71.69%
     One Commercial Plaza
     280 Trumbull Street
     Attn Liz Pezda H-19-B
     P.O. Box 2975
     Hartford, CT  06104-2975

HIGH YIELD PORTFOLIO

     Lazard Freres & Co. LLC                           60.43%
     Marvin Josephson
     30 Rockefeller Plaza 60th Fl.
     New York, NY  10112-0002

     Casey C. Sasner                                    7.60%
     Rick M. Sasner JT Ten
     115 Monument Street
     Pacific Palisades, CA  90272-3856

     Lazard Freres & Co. LLC                            7.13%
     Mitchell G. Garren
     30 Rockefeller Plaza 60th Fl.
     New York, NY  10112-0002

     Lazard Freres & Co. LLC                            5.59%
     Frances J. Brooks
     30 Rockefeller Plaza 60th Fl.
     New York, NY  10112-0002

          A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as define d in the 1940 Act) of the Fund.

          Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients' accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

          Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involve d affects only one Class. As used in this Statement of Additional Information, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to on e vote for each full share held, and fractional votes for fractional shares held.

          Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund's Board of Directors. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based upon the relative net assets of the applicable Class.

          Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Fund.

                        COUNSEL AND INDEPENDENT AUDITORS

          Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

          Anchin, Block & Anchin LLP, 1375 Broadway, New York, New York 10018, has been selected as the independent auditors for the Fund.

                             ADDITIONAL INFORMATION

          The Fund's Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or this Statement of Additional Information as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

          A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in any Portfolio. In addition to the copy of the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. All costs of this service will be borne by the Portfolio. For information on the special monthly summary of accounts, contact the Fund.

                                    APPENDIX

                         Description of certain ratings.

S&P

BOND RATINGS

                                       AAA

          Bonds rated AAA have the highest rating assigned to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

          Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                       BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                       BB

          Bonds rated BB have less near-term vulnerability to default than other speculative grade bonds. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                        B

          Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       CCC

          Bonds rated CCC have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                                       CC

          The rating CC is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC rating.

                                        C

          The rating C is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC- rating.

                                        D

          Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          S&P's letter ratings may be modified by the additional of a plus or a minus sign, which is used to show relative standing within the major ratings categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                       A-1

          This designation indicates the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted within a plus sign (+) designation.

                                       A-2

          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

BOND RATINGS

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities of fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

          Bond which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

          Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a rating for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATINGS

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

LAZARDFunds
      ANNUAL REPORT
      DECEMBER 31, 1998

================================================================================
THE LAZARD FUNDS, INC.

--------------------------------------------------------------------------------


BOARD OF DIRECTORS
------------------
JOHN J. BURKE               RETIRED VICE CHAIRMAN, MONTANA POWER COMPANY

KENNETH S. DAVIDSON         PRIVATE INVESTOR

NORMAN EIG                  VICE CHAIRMAN, LAZARD FRERES & CO. LLC

CARL FRISCHLING             SENIOR PARTNER, KRAMER, LEVIN, NAFTALIS, NESSEN,
                            KAMIN & FRANKEL

HERBERT W. GULLQUIST        VICE CHAIRMAN, LAZARD FRERES & CO. LLC

WILLIAM KATZ                PRESIDENT AND CHIEF OPERATING OFFICER, BBDO NEW YORK

LESTER Z. LIEBERMAN         PRIVATE INVESTOR

RICHARD REISS, JR.          MANAGING PARTNER, GEORGICA ADVISERS, LLC

JOHN RUTLEDGE               PRESIDENT, RUTLEDGE AND COMPANY


OFFICERS
--------

NORMAN EIG                  CHAIRMAN OF THE BOARD

HERBERT W. GULLQUIST        PRESIDENT

WILLIAM G. BUTTERLY, III    VICE PRESIDENT AND SECRETARY

JAMES GIALLANZA             TREASURER

================================================================================
THE LAZARD FUNDS, INC.

--------------------------------------------------------------------------------


TABLE OF CONTENTS
Overview ...............................................      2
Growth Charts ..........................................      5
Performance Table ......................................     11
Portfolio of Investments
   Lazard Equity Portfolio .............................     14
   Lazard Mid Cap Portfolio ............................     17
   Lazard Small Cap Portfolio ..........................     19
   Lazard Bantam Value Portfolio .......................     23
   Lazard Global Equity Portfolio ......................     25
   Lazard International Equity Portfolio ...............     27
   Lazard International Small Cap Portfolio ............     29
   Lazard Emerging Markets Portfolio ...................     32
   Lazard Bond Portfolio ...............................     35
   Lazard High Yield Portfolio .........................     41
   Lazard International Fixed-Income Portfolio .........     45
   Lazard Strategic Yield Portfolio ....................     54
   Notes to Portfolios of Investments ..................     66
Statements of
   Assets and Liabilities ..............................     70
   Operations ..........................................     72
   Changes in Net Assets ...............................     74
Financial Highlights ...................................     80
Notes to Financial Highlights ..........................     92
Notes to Financial Statements ..........................     93
Report of Independent Auditors .........................     99
Tax Information (unaudited) ............................    100

================================================================================
THE LAZARD FUNDS, INC.
OVERVIEW

--------------------------------------------------------------------------------


The record-breaking merger and acquisition activity that began 1998 was briefly, if dramatically, interrupted by extreme volatility following the devaluation of the Russian ruble in late August. This devaluation led to the unraveling of the hedge fund industry, with highly sophisticated, highly leveraged players developing stunning losses. This crisis-within-a-crisis further upset the U.S. market, and the temporary loss of confidence was at least as perilous as the devaluation that inspired it. When the market finally regained momentum, it was partially due to the re-emergence of more merger and acquisition activity. While spring had brought the remarkable union of Chrysler and Daimler-Benz, few could have foreseen the unbelievable fourth quarter union of Deutsche Bank and Bankers Trust, nor the Herculean joining of Exxon and Mobil. Encouraged by these remarkable mergers, the Dow shot back up to 9000 and investors regained much of their lost confidence. As capital markets have once again asserted many of their fundamental strengths, analysts and consultants are scrambling to make sense of it all. What lessons are to be derived from the volatility? Have we truly averted a crisis, or merely postponed its arrival on our shores? And how do the latest mergers figure into the picture? The analyses have been diverse, with some analysts predicting a soft landing for the economy, while the economic Cassandras augur disaster. Despite the panicky headlines, it's our belief that 1998 didn't so much introduce risk into the general economy as much as it reminded investors of the risk that has always been inherent in financial markets. The real question this poses to investors is, how does one protect one's money? And what areas of the market will be able to maintain a reasonable degree of stability?

EUROPE
Throughout 1998, Europe prepared for the inception of its single currency, the Euro, with remarkable cross-border merger and acquisition activity. European Daimler-Benz's decision to reach across the Atlantic to "merge" with American car manufacturer Chrysler (the action more closely resembled an acquisition) set the pace for a large number of equally stunning corporate unions. All of this was only briefly interrupted by the currency crisis in Russia before European companies continued with an impressive show of corporate consolidations. Such unions are underpinned by what can only be described as a new global paradigm. Governments of industrialized countries have turned away from state-operated socialist programs and have begun to solve economic development problems by more aggressively undertaking capital, trade, labor and currency deregulation as well as by privatizing enterprises that have long been public. The result has been intense competition. Deregulated Europe is becoming less an aggregate of separate markets and more one, sprawling market in which all companies compete for both customers and capital. Moreover, with one European currency, the Euro, consumers may more easily compare prices with their neighbors. To attract capital, companies must generate competitive returns, not just relative to peers within

================================================================================
THE LAZARD FUNDS, INC.
OVERVIEW (CONTINUED)

--------------------------------------------------------------------------------

their own country, but to industry peers across the globe as well. For example, a French investor today should buy the most promising company within the global automobile industry, not the most promising auto stock in France alone. Amidst the changing environment, the typical focus of bottom-up investing--corporate accounting, cash flow, and emerging competition-- will be crucial.

JAPAN
In 1998, Japan watched helplessly as countless economic reforms failed to effect real change. The early summer rescue of the Yen by the U.S. Treasury did little to reassure investors, and ultimately resulted in the Prime Minister's resignation in July. Japanese corporations continue to be characterized by lifetime employment, close links to the ruling party, minimal transparency, and murky accounting. However, by the fourth quarter it was clear that at least some of the newer reforms introduced by Hashimoto's successor, Obuchi, were slowly taking effect, and many analysts are watching Japan expectantly. With the valuations of Japanese corporations at record lows, and with reforms being taken more seriously, the hope is that Japan will be able to raise itself from its current malaise. In light of volatility in the U.S. markets, Japan is also being regarded as having the potential to outperform, particularly if the U.S. economy is damaged by crises in neighboring Latin America. In this uncertain but potentially rewarding environment, bottom-up stock picking with an emphasis on thorough research and one-on-one meetings with management will be crucial.

UNITED STATES
The volatility of late summer took many investors by surprise, as the Dow fell over 500 points in a single day following the devaluation of the ruble. One of the more stunning effects of the ruble's fall was the collapse of hedge fund management team Long-Term Capital Management, Inc. ("LTCM"). Requiring a $3.65 billion bailout by a consortium of investment banks, LTCM's collapse recalled, in its magnitude, the disastrous hubris displayed by the previous decade's similarly-fated financial risk-takers. The shock waves created by the hedge fund industry's downfall caused investors to seek security in large cap stocks, which, in turn, resulted in a rocky environment for small and mid capitalization stocks. Following the Dow's surging comeback after a shaky fourth quarter beginning, S&P 500 stocks continue to be the best performing asset class in the world, spurred further by low inflation, interest rate cuts from the Federal Reserve, strong economic growth, and the advantage of a decade of corporate restructuring. The most recent flurry of merger and acquisition activity has benefited small and mid cap stocks, since it is those undervalued stocks which tend to be taken over. In light of the continuing M&A phenomenon, a focus on thoroughly knowing undervalued small and mid cap companies will be beneficial.

CONCLUSION
Insofar as we watched the most elaborate investments collapse, while most of the more conservative investments regained their earnings for the year, the lesson would seem clear. That is, sometimes, the simplest things are the best constructed. In a turbulent environment, we place our faith in the plain logic of investing in undervalued companies that have strong management teams and real growth potential. Admittedly, our emphasis on researching and understanding individual companies (in an era when many investors are chasing internet companies based on projected earnings for the year 2010) might be considered old-fashioned. Indeed, it's not an elaborate plan--more like the investment process stripped down to its most basic level. Which is why, when the markets turn volatile, we don't have to move our clients' investments from company to company in search of a safer place to put the money. It's already there.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS
--------------------------------------------------------------------------------

LAZARD EQUITY PORTFOLIO

The Lazard Equity Portfolio seeks long-term capital appreciation through investing primarily in equity securities of relatively large U.S. companies that the Investment Manager believes are undervalued based on their return on total capital or equity.

      COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF THE
       LAZARD EQUITY PORTFOLIO AND THE STANDARD & POOR'S 500 STOCK INDEX

            [TABLE BELOW REPRESENTS LINE CHART IN THE PRINTED REPORT]

                        LEP                 S&P 500
Dec-88               10,000.00             10,000.00
Jan-89               10,629.84             10,732.30
Feb-89               10,591.09             10,464.85
Mar-89               10,726.74             10,709.00
Apr-89               11,221.20             11,265.01
May-89               11,736.56             11,720.79
Jun-89               11,561.53             11,654.33
Jul-89               12,389.38             12,706.60
Aug-89               12,643.02             12,955.02
Sep-89               12,584.49             12,902.42
0ct-89               12,174.51             12,602.82
Nov-89               12,272.38             12,859.80
Dec-89               12,364.65             13,168.56
Jan-90               11,613.15             12,284.42
Feb-90               11,843.61             12,442.65
Mar-90               12,134.19             12,772.38
Apr-90               11,703.23             12,453.71
May-90               12,547.79             13,668.07
Jun-90               12,497.52             13,575.81
Jul-90               12,487.37             13,532.23
Aug-90               11,357.65             12,309.05
Sep-90               10,752.45             11,709.97
Oct-90               10,771.77             11,660.08
Nov-90               11,480.44             12,413.79
Dec-90               11,780.05             12,759.64
Jan-91               12,250.02             13,315.32
Feb-91               13,159.32             14,267.63
Mar-91               13,302.36             14,613.20
Apr-91               13,281.46             14,647.83
May-91               13,701.63             15,279.74
Jun-91               13,076.50             14,579.77
Jul-91               13,691.56             15,259.34
Aug-91               14,266.75             15,620.83
Sep-91               14,071.60             15,359.49
Oct-91               14,236.08             15,565.92
Nov-91               13,485.73             14,938.77
Dec-91               15,023.46             16,647.32
Jan-92               15,181.73             16,337.18
Febo92               15,583.50             16,548.75
Mar-92               15,108.69             16,226.88
Apt-92               15,039.82             16,703.30
May-92               15,015.40             16,785.14
Jun-92               14,417.23             16,535.38
Jul-92               14,828.32             17,210.85
Aug-92               14,412.35             16,858.54
Sep-92               14,632.57             17,056.63
Oct-92               14,878.69             17,115.48
Nov-92               15,590.71             17,698.26
Dec-92               15,813.32             17,915.42
Jan-93               16,111.21             18,065.19
Feb-93               16,297.40             18,311.42
Mar-93               17,004.90             18,697.79
Apr-93               16,659.24             18,245.86
May-93               17,094.69             18,733.94
Jun-93               17,194.23             18,788.83
Jul-93               17,228.22             18,713.30
Aug-93               17,868.20             19,423.28
Sep-93               17,842.60             19,274.31
0ct-93               18,566.57             19,673.09
Nov-93               18,425.23             19,485.61
Dec-93               18,757.37             19,721.19
Jan-94               19,702.67             20,391.71
Feb-94               19,446.09             19,838.28
Mar-94               18,595.32             18,973.33
Apr-94               18,905.92             19,216.57
May-94               19,130.12             19,531.91
Jun-94               18,683.97             19,053.18
Jul-94               19,341.64             19,678.89
Aug-94               20,209.71             20,485.72
Sep-94               19,884.18             19,984.85
Oct-94               20,164.01             20,433.91
Nov-94               19,443.38             19,689.70
Dec-94               19,550.66             19,981.70
Jan-95               19,877.69             20,499.83
Feb-95               20,745.03             21,298.71
Mar-95               21,327.99             21,927.23
Apr-95               21,922.44             22,572.99
May-95               22,835.28             23,475.23
Jun-95               23,548.44             24,020.56
Jul-95               24,442.45             24,817.08
Aug-95               24,814.52             24,879.37
Sep-95               25,673.15             25,929.28
Oct-95               25,501.28             25,836.71
Nov-95               26,679.37             26,970.95
Dec-95               26,918.97             27,490.41
Jan-96               27,846.68             28,426.18
Feb-96               28,635.23             28,689.69
Mar-96               28,867.15             28,965.97
Apr-96               29,486.40             29,392.93
May-96               29.837.81             30,150.97
Jun-96               29.534.32             30,265.85
Jul-96               27,927.63              28928.7O
Aug-96               28,872.97             29,538.81
Sep-96               29,914.45             31,201.26
0ct-96               30,631.84             32,061.79
Nov-96               32,698.73             34,485.34
Dec-96               32,278.93             33,802.18
Jan-97               33,822.41             35,914.14
Feb-97               34,225.06             36,195.71
Mar-97               32,950.01             34,708.43
Apr-97               33,939.85             36,780.52
May-97               36,323.78             39,019.72
Jun-97               37,516.40             40,767.80
Jul-97               40,327.58             44,011.70
Aug-97               38,918.12             41,546.16
Sep-97               40,609.47             43,821.64
Oct-97               38,286.00             42,358.00
Nov-97               39,577.99             44,318.75
Dec-97               40,389.22             45,079.71
Jan-98               40,328.61             45,578.29
Feb-98               43,219.33             48,865.39
Mar-98               45,766.40             51,367.79
Apr-98               46,110.06             51,884.55
May-98               44,897.36             50,992.14
Jun-98               45,710.00             53,063.44
Jul-98               44,530.68             52,495.66
Aug-98               37,481.47             44,895.34
Sep-98               38,845.80             47,775.37
0ct-98               42,998.42             51,663.81
Nov-98               45,621.32             54,796.70
Dec-98               47,379.56             57,957.93



LAZARD MID CAP PORTFOLIO

The Lazard Mid Cap Portfolio seeks long-term capital appreciation through investing primarily in equity securities of medium size U.S. companies in the range of the Russell Midcap Index that the Investment Manager believes are undervalued based on their return on total capital or equity.


      COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF THE
             LAZARD MID CAP PORTFOLIO AND THE RUSSELL MIDCAP INDEX

           [TABLE BELOW REPRESENTS LINE CHART IN THE PRINTED REPORT]

                                    Lazard Midcap          Russell Midcap
             11-4-97                   $10000.00             $10000.00
             Nov-97                     $9990.00             $10033.30
             Dec-97                    $10274.67             $10309.21
             Jan-98                    $10284.68             $10115.40
             Feb-98                    $11145.91             $10906.42
             Mar-98                    $11656.64             $11423.39
             Apr-98                    $11696.70             $11451.95
             May-98                    $11115.87             $11097.51
             Jun-98                    $10915.78             $11251.21
             Jul-98                    $10174.60             $10714.64
             Aug-98                     $8674.86              $9000.83
             Sep-98                     $9095.59              $9583.37
             Oct-98                     $9536.73             $10236.86
             Nov-98                    $10128.01             $10721.57
             Dec-98                    $10650.11             $11350.39

     PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONTINUED)
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO

The Lazard Small Cap Portfolio seeks long-term capital appreciation through investing primarily in equity securities of small U.S. companies in the range of the Russell 2000 Index that the Investment Manager believes are undervalued based on their return on total capital or equity.

      COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF THE
             LAZARD SMALL CAP PORTFOLIO AND THE RUSSELL 2000 INDEX

          [TABLE BELOW REPRESENTS LINE CHART IN THE PRINTED REPORT]

               LSCP        Russell 2000
10-30-91      10000            10000
Nov-91        9720             9537.2
Dec-91        10453.51        10300.37
Jan-92        11316.28        11135.73
Feb-92        11827.92        11460.78
Mar-92        11827.92        11072.95
Apr-92        11547.02        10684.29
May-92        11557.05        10826.39
Jun-92        10955.12        10317.65
Jul-92        11256.09        10676.30
Aug-92        10935.06        10374.37
Sep-92        11015.32        10613.29
Oct-92        11547.02        10948.25
Nov-92        12560.27        11786.66
Dec-92        13041.26        12196.96
Jan-93        13443.15        12609.46
Feb-93        13563.71        12318.69
Mar-93        14216.78        12718.30
Apr-93        13885.23        12368.68
May-93        14528.25        12915.74
Jun-93        14920.09        12995.95
Jul-93        15045.6         13175.42
Aug-93        15925.82        13744.34
Sep-93        16232.87        14132.20
Oct-93        16386.4         14496.11
Nov-93        16171.46        14023.83
Dec-93        16965.56        14503.02
Jan-94        17588.15        14957.40
Feb-94        17599.26        14903.10
Mar-94        16765.44        14118.16
Apr-94        16743.2         14201.88
May-94        16787.67        14042.11
Jun-94        16598.67        13568.33
Jul-94        16947.64        13791.39
Aug-94        17926.49        14559.57
Sep-94        17926.49        14510.21
Oct-94        17641.94        14451.59
Nov-94        16754.15        13867.6
Dec-94        17310.35        14238.84
Jan-95        17237.97        14059
Feb-95        17973.81        14644.28
Mar-95        18408.08        14895.28
Apr-95        18794.09        15226.25
May-95        19348.99        15487.99
Jun-95        20217.52        16291.51
Jul-95        21146.93        17229.9
Aug-95        21255.63        17586.39
Sep-95        21267.7         17900.48
Oct-95        20047.92        17099.97
Nov-95        20893.31        17818.34
Dec-95        21036.36        18288.39
Jan-96        21221.01        18268.64
Feb-96        22012.35        18838.07
Mar-96        22408.01        19221.43
Apr-96        23283.42        20249.2
May-96        24063.06        21047.22
Jun-96        23375.92        20183.02
Jul-96        21697.72        18420.23
Aug-96        23098.42        19489.71
Sep-96        23930.92        20251.37
Oct-96        24142.34        19939.3
Nov-96        25582.69        20760.8
Dec-96        26070.43        21304.94
Jan-97        26819.74        21730.61
Feb-97        26720.78        21203.64
Mar-97        25745.26        20203.04
Apr-97        26494.57        20259.41
May-97        29083.24        22513.27
Jun-97        30426.21        23478.19
Jul-97        31942.47        24570.63
Aug-97        32621.18        25132.8
Sep-97        34108.55        26972.27
Oct-97        32765.58        25787.38
Nov-97        32621.09        25620.54
Dec-97        33384.95        26068.89
Jan-98        33068.14        25657.53
Feb-98        35436.11        27554.65
Mar-98        36703.47        28691
Apr-98        36803.53        28849.66
May-98        34869.13        27295.82
Jun-98        33784.7         27353.14
Jul-98        31399.5         25138.9
Aug-98        25144.72        20257.43
Sep-98        25833.69        21842.78
Oct-98        27326.87        22733.52
Nov-98        28450.01        23924.53
Dec-98        29172.64        25404.98


LAZARD BANTAM VALUE PORTFOLIO

The Lazard Bantam Value Portfolio seeks long-term capital appreciation through investing primarily in equity securities of small U.S. companies with market capitalizations under $500 million that the Investment Manager believes are undervalued based on their return on total capital or equity.


      COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF THE
            LAZARD BANTAM VALUE PORTFOLIO AND THE RUSSELL 2000 INDEX

          [TABLE BELOW REPRESENTS LINE CHART IN THE PRINTED REPORT]


               LBVP         Russell 2000
3-1-96        10000           10000
Mar-96        10630           10204
Apr-96        11450           10749.61
May-96        11880           11173.25
Jun-96        11770           10714.48
Jul-96        11160           9778.67
Aug-96        11930           10346.42
Sep-96        12210           10750.76
0ct-96        12730           10585.09
Nov-96        13310           11021.2
Dec-96        13329.42        11310.06
Jan-97        14082.31        11536.04
Feb-97        14050.5         11256.29
Mar-97        13520.29        10725.11
Apr-97        13265.79        10755.03
May-97        14979.59        11951.53
Jun-97        16012.29        12463.77
Jul-97        17131.96        13043.71
Aug-97        17849.41        13342.15
Sep-97        19284.32        14318.66
Oct-97        18490           13689.64
Nov-97        18121.17        13601.07
Dec-97        17853.1         13839.09
Jan-98        17204.8         13620.71
Feb-98        18813.08        14627.82
Mar-98        19897.73        15231.07
Apr-98        20022.4         15315.3
May-98        18700.87        14490.42
Jun-98        17853.72        14520.85
Jul-98        16507.55        13345.39
Aug-98        13202.74        10753.98
Sep-98        13745.37        11595.59
Oct-98        14376.28        12068.45
Nov-98        15550.83        12700.72
Dec-98        15385.37        13486.26


    PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONTINUED)
--------------------------------------------------------------------------------

LAZARD GLOBAL EQUITY PORTFOLIO

The Lazard Global Equity Portfolio seeks long-term capital appreciation through investing primarily in the equity securities of relatively large companies, both U.S. and non-U.S., that the Investment Manager believes are undervalued based on their return on total capital or equity.


       COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF THE
          LAZARD GLOBAL EQUITY PORTFOLIO AND THE MORGAN STANLEY CAPITAL
                            INTERNATIONAL WORLD INDEX


          [TABLE BELOW REPRESENTS LINE CHART IN THE PRINTED REPORT]

              LGEP          MSCI World
1-4-96       10000           10000
Jan-96       10010           10117.88
Feb-96       10170           10177.37
Mar-96       10310           10344.59
Apr-96       10430           10585.72
May-96       10460           10592.71
Jun-96       10530           10644.19
Jul-96       10160           10265.89
Aug-96       10290           10381.79
Sep-96       10620           10786.17
0ct-96       10720           10859.3
Nov-96       11570           11465.68
Dec-96       11578.38        11279.93
Jan-97       11550           11413.71
Feb-97       11749.84        11542.8
Mar-97       11679.24        11312.29
Apr-97       11911.21        11679.94
May~97       12451.39        12398.73
Jun-97       13215.21        13014.94
Jul-97       13717.46        13612.2
Aug-97       12974.56        12699.5
Sep-97       13780.24        13387.31
0ct-97       12900           12680.55
Nov-97       13131.5         12902.79
Dec-97       13345.5         13057.88
Jan-98       13592.23        13419.61
Feb-98       14500.62        14325.19
Mar-98       15442.66        14927.9
Apr-98       15610.88        15071.53
May-98       15644.52        14880.4
Jun-98       15779.06        15231.57
Jul-98       15768.02        15204.87
Aug-98       13454.85        13174.98
Sep-98       13193.29        13405.72
0ct-98       14349.02        14615.29
Nov-98       15211.4         15482.17
Dec-98       15627.28        16236.2


LAZARD INTERNATIONAL EQUITY PORTFOLIO

The Lazard International Equity Portfolio seeks long-term capital appreciation through investing primarily in the equity securities of non-U.S. companies that the Investment Manager believes are undervalued based on their return on total capital or equity.

      COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF THE LAZARD INTERNATIONAL EQUITY PORTFOLIO AND THE MORGAN STANLEY CAPITAL
              INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST INDEX


          [TABLE BELOW REPRESENTS LINE CHART IN THE PRINTED REPORT]

               LIEP           MSCI
10-29-91     10000           10000
Nov-91       9990            9533.13
Dec-91       10319.15        10025.6
Jan-92       10459.41        9811.65
Feb-92       10569.61        9460.46
Mar-92       10319.15        8835.87
Apr-92       10539.56        8877.43
May-92       11030.47        9471.63
Jun-92       10820.08        9022.68
Jul-92       10198.93        8791.76
Aug-92       10078.7         9343.19
Sep-92       9627.87         9158.69
Oct-92       9457.55         8678.28
Nov-92       9417.48         8759.94
Dec-92       9635.88         8805.25
Jan-93       9554.57         8804.12
Feb-93       9768.02         9070.12
Mar-93       10042.46        9860.73
Apr-93       10266.08        10796.54
May-93       10550.68        11024.56
Jun-93       10428.71        10852.56
Jul-93       10744.82        11232.45
Aug-93       11539.22        11838.81
Sep-93       11203.13        11572.33
Oct-93       11793.84        11928.97
Nov-93       11569.78        10886.26
Dec-93       12627.59        11672.32
Jan-94       13826.8         12659.16
Feb-94       13396.32        12624.09
Mar-94       12842.84        12080.36
Apr-94       13324.57        12592.92
May-94       13242.57        12520.62
Jun-94       12955.58        12697.56
Jul-94       13598.43        12819.68
Aug-94       14217.01        13123.18
Sep-94       13526.27        12709.8
Oct-94       13763.39        13133.04
Nov-94       12938.62        12501.86
Dec-94       12657.4         12580.13
Jan-95       12048.76        12096.8
Feb-95       12127.66        12062.08
Mar-95       12285.46        12814.39
Apr-95       12815.2         13296.34
May-95       12927.91        13137.85
Jun-95       13142.06        12907.41
Jul-95       13976.12        13711.03
Aug-95       13728.15        13187.95
Sep-95       14032.47        13445.51
0ct-95       13807.05        13084.09
Nov-95       13942.3         13448.09
Dec-95       14320.59        13989.92
Jan-96       14400.79        14047.42
Feb-96       14607           14094.9
Mar-96       14962.15        14394.27
Apr-96       15333.92        14812.71
May-96       15230.31        14540.16
Jun-96       15518.11        14622.02
Jul-96       15091.36        14194.62
Aug-96       15114.38        14225.71
Sep-96       15471.23        14603.68
Oct-96       15540.3         14454.29
Nov-96       16357.61        15029.42
Dec-96       16559.83        14836.14
Jan-97       16134.24        14316.88
Feb-97       16535.47        14551.1
Mar-97       16936.7         14603.78
Apr-97       16814.76        14681.32
May-97       17520.06        15636.64
Jun-97       18609.71        16499
Jul-97       19038.22        16765.95
Aug-97       17838.38        15513.87
Sep-97       19344.3         16382.96
Oct-97       18144.47        15123.68
Nov-97       18266.93        14969.51
Dec-97       18520.41        15100.08
Jan-98       18957.91        15790.15
Feb-98       20045           16803.32
Mar-98       21291.19        17320.73
Apr-98       21635.88        17457.83
May-98       22220.05        17373.09
Jun-98       21982.29        17505.12
Jul-98       22248.28        17682.59
Aug-98       19193.59        15491.91
Sep-98       18220.47        15016.96
0ct-98       19605.23        16582.33
Nov-98       20724.69        17431.87
Dec-98       21493.37        18119.39


     PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONTINUED)
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

The Lazard International Small Cap Portfolio seeks long-term capital appreciation through investing primarily in equity securities of relatively small, non-U.S. companies in the range of the Morgan Stanley Capital International Europe, Australia and Far East Small Cap Index that the Investment Manager believes are undervalued based on their return on total capital or equity. The Lazard International Small Cap Portfolio operates similarly to the Lazard Small Cap Portfolio, except that this Portfolio, by investing primarily in the equity securities of non-U.S. issuers, considers additional investment determinations including, among other items, the effect of currency fluctuations and the political and economic factors of other jurisdictions.

       COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF THE
      LAZARD INTERNATIONAL SMALL CAP PORTFOLIO, THE MORGAN STANLEY CAPITAL
          INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST SMALL CAP INDEX
                         AND THE SALOMON EMI INDEX EX-US

        [TABLE BELOW REPRESENTS LINE CHART IN THE PRINTED REPORT]

            LISCP       Salomon EMI Ex-US       MSCI
                                               Small Cap
12-1-93     10000             10000             10000
Dec-93      10872.5           10644             10854.3
Jan-94      12082.8           11707.3           12056.9
Feb-94      11882.7           11789.3           12286.4
Mar-94      11162.6           11595.9           12009.5
Apr-94      11042.6           11943.8           12515.7
May-94      10992.5           11773             12357.5
Jun-94      10712.5           12020.3           12610.7
Jul-94      10912.5           12157.3           12634.4
Aug-94      11352.6           12286.2           12761
Sep-94      11002.5           11934.8           12302.1
Oct-94      11092.6           12150.8           12476.1
Nov-94      10612.5           11392.6           11605.9
Dec-94      10382.4           11545.2           11756.3
Jan-95      10072.3           11170             11305.3
Feb-95      10012.3           11006.9           11155
Mar-95      9782.3            11474.7           11384.4
Apr-95      10002.3           11819             11637.6
May~95      10272.4           11612.1           11368.6
Jun-95      10362.4           11469.3           11115.4
Jul-95      10752.5           12138             11827.5
Aug-95      10652.5           11830.9           11495.1
Sep-95      10962.5           11923.2           11463.5
Oct-95      10532.4           11579.8           11004.7
Nov-95      10502.4           11702.5           11139.1
Dec-95      10567.7           12150.7           11519
Jan-96      10738.7           12367             11867
Feb-96      10829.1           12559.9           11977.8
Mar-96      10969.9           12848.8           12215.1
Apr-96      11412.3           13524.7           12856
May-96      11492.8           13415.1           12594.8
Jun-96      11533             13416.5           12579.1
Jul-96      11130.8           12909.3           11882.8
Aug-96      11482.7           13039.7           11922.4
Sep-96      11553.1           13112.7           11977.8
Oct-96      11643.6           13061.6           11764.2
Nov-96      12186.6           13275.8           11914.4
Dec-96      12221.4           13031.5           11503.1
Jan-97      12385.4           12750             11271
Feb-97      12621             12964.2           11481.2
Mar-97      12426.3           12791.8           11191.5
Apr-97      11985.8           12601.2           10818.4
May-97      12556.1           13409             11638
Jun-97      13124             13712             11847.6
Jul-97      13010.4           13504.9           11430.7
Aug-97      12618             12928.3           10701.2
Sep-97      13351.2           13158.4           10475.4
Oct-97      12711             12638.7           9895.2
Nov-97      12308.2           12075             9205.2
Dec-97      12254.2           11808.1           8668.5
Jan-98      12526.7           12300.5           9210.4
Feb-98      13679.8           13218.1           10035.7
Mar-98      14780.5           13839.4           10257.6
Apr-98      15440.9           13944.6           10237.9
May-98      15786.8           14203.9           10271.2
Jun-98      15314.8           13789.2           9862.5
Jul-98      15115.7           13694             9727.8
Aug-98      13341.1           12015.1           8433.4
Sep-98      12315.2           11702.7           8045.6
Oct-98      12657.5           12529             8690.1
Nov-98      12753.7           12929.9           9105.3
Dec-98      13179.7           13242.8           9140.2


LAZARD EMERGING MARKETS PORTFOLIO

The Lazard Emerging Markets Portfolio seeks long-term capital appreciation through investing primarily in equity securities of non-U.S. issuers who are located, or doing significant business, in emerging market countries. Emerging market countries include countries where political and economic trends have recently produced, or are producing, a more stable economy, or countries that have recently developed, or are developing, financial markets and investment liquidity. The Lazard Emerging Markets Portfolio seeks securities of issuers whose potential is significantly enhanced by their relationship to the emerging markets country that the Investment Manager believes are undervalued based on their return on total capital or equity.

         COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
        THE LAZARD EMERGING MARKETS PORTFOLIO, THE MORGAN STANLEY CAPITAL
         INTERNATIONAL EMERGING MARKETS FREE INDEX AND THE INTERNATIONAL
                   FINANCE CORP. INVESTABLE TOTAL RETURN INDEX


             LEMP            MSCI            IFC
                            Emerging
7-15-94      10000           10000           10000
Jul-94       10210           10280           10325
Aug-94       11300           11555.75        11652.28
Sep-94       11660           11687.48        11941.49
0ct-94       11580           11477.11        11548.85
Nov-94       11320           10880.3         11113.69
Dec-94       9860            10006.61        9929.64
Jan-95       8640            8941.91         8602.34
Feb-95       8420            8712.99         8491.12
Mar-95       8400            8768.76         8469.04
Apr-95       8650            9162.48         8824.48
May-95       9160            9649.92         9154.78
Jun-95       9140            9678.87         9209.71
Jul-95       9490            9896.16         9502.77
Aug-95       9370            9663.01         9248.09
Sep-95       9460            9617.11         9177.99
0ct-95       9040            9248.96         8831.71
Nov-95       8920            9084.05         8787.55
Dec-95       9280.04         9486.93         9093.27
Jan-96       10163.86        10161.26        9855.74
Feb-96       10244.2         9999.7          9636.94
Mar-96       10244.2         10077.6         9777.64
Apr-96       10897.53        10480.5         10171.97
May-96       11269.15        10433.65        10082.56
Jun-96       11168.71        10498.76        10202.34
Jul-96       10676.56        9781.27         9532.05
Aug-96       10867.39        10031.67        9827.64
Sep-96       11168.71        10118.55        9972.49
0ct-96       11048.18        9848.69         9758.39
Nov-96       11369.58        10013.75        9902.71
Dec-96       11472.68        10059.01        9946.58
Jan-97       12240.26        10745.14        10648.61
Feb-97       12762.21        11205.35        11170.18
Mar-97       12639.4         10910.99        10890.36
Apr-97       12772.44        10930.3         10705.46
May-97       13189.13        11243.12        11069.45
Jun-97       14164.56        11844.86        11547.42
Jul-97       14143.81        12021.7         11658.91
Aug-97       12597.64        10491.94        10170.36
Sep-97       13178.75        10782.65        10501.52
0ct-97       10770           9013.36         8778.4
Nov-97       10252.45        8684.48         8369.69
Dec-97       10343.93        8893.76         8480.36
Jan-98       9781.73         8196.22         7924.29
Feb-98       10624.99        9051.71         8733.42
Mar-98       11243.37        9444.52         9075.61
Apr-98       11175.91        9341.64         9,099.O7
May-98       9837.95         8061.45         7964.29
Jun-98       9276.2          7215.84         7147.8
Jul-98       9535.01         7444.62         7433.12
Aug-98       6649.72         5292.08         5343.19
Sep-98       7088.6          5627.79         5600.97
Oct-98       7684.75         6220.4          6244.51
Nov-98       8247.27         6737.74         6714.72
Dec-98       7914.91         6640.1          6612.54

    PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONTINUED)
--------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO

The Lazard Bond Portfolio seeks to build and preserve capital through investing in a range of bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, mortgage-backed securities, asset-backed securities, municipal securities and corporate fixed-income securities.


      COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF THE LAZARD BOND PORTFOLIO AND THE LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE BOND
                                     INDEX


                 LBP        Lehman Int. G/C
11-12-91      10000.00        10000.00
Nov-91        10103.50        10114.80
Dec-91        10392.20        10361.90
Jan-92        10277.70        10268.00
Feb-92        10304.8         10308.60
Mar-92        10242.60        10268.00
Apr-92        10323.30        10358.30
May-92        10467.00        10518.80
Jun-92        10599.70        10674.60
Jul-92        10810.90        10886.80
Aug-92        10912.90        10995.70
Sep-92        11037.20        11145.00
0ct-92        10891.40        11000.40
Nov-92        10843.60        10958.60
Dec-92        10983.30        11105.30
Jan-93        11180.90        11321.30
Feb-93        11360.50        11499.80
Mar-93        11383.20        11545.50
Apr-93        11464.60        11638.50
May-93        11409.80        11612.60
Jun-93        11626.00        11794.90
Jul-93        11713.30        11823.80
Aug-93        11912.00        12011.30
Sep-93        11901.70        12061.10
Oct-93        11939.30        12093.40
Nov-93        11903.30        12026.00
Dec-93        11926.30        12081.10
Jan-94        12117.80        12215.30
Feb-94        11910.10        12034.60
Mar-94        11640.60        11836.00
Apr-94        11494.60        11755.50
May-94        11441.80        11763.30
Jun-94        11434.40        11765.00
Jul-94        11635.30        11934.30
Aug-94        11648.20        11971.60
Sep-94        11396.70        11861.50
0ct-94        11405.80        11859.90
Nov-94        11369.80        11806.00
Dec-94        11421.20        11847.80
Jan-95        11608.40        12047.50
Feb-95        11841.20        12297.40
Mar-95        11910.40        12367.70
Apr-95        12070.80        12520.40
May-95        12550.10        12899.00
Jun-95        12643.00        12985.40
Jul-95        12573.30        12987.20
Aug-95        12703.90        13105.40
Sep-95        12843.20        13200.40
0ct-95        13022.20        13347.50
Nov-95        13167.20        13522.90
Dec-95        13271.50        13664.60
Jan-96        13387.20        13782.50
Feb-96        13239.00        13620.70
Mar-96        13151.70        13550.50
Apr-96        13119.80        13502.60
May-96        13108.10        13492.40
Jun-96        13222.80        13635.80
Jul-96        13262.50        13676.30
Aug-96        13303.60        13687.10
Sep-96        13504.50        13877.80
0ct-96        13713.00        14123.00
Nov-96        13916.30        14309.20
Dec-96        13850.60        14217.50
Jan-97        13949.50        14272.80
Feb-97        13984.30        14300.10
Mar-97        13876.20        14201.40
Apr-97        14048.20        14368.20
May-97        14187.40        14487.50
Jun-97        14318.80        14619.70
Jul-97        14578.10        14917.20
Aug-97        14531.80        14842.20
Sep-97        14717.40        15014.80
0ct-97        14865.80        15181.10
Nov-97        14894.50        15214.70
Dec-97        15036.60        15336.30
Jan-98        15228.00        15537.20
Feb-98        15223.10        15525.30
Mar-98        15233.20        15575.10
Apr-98        15303.50        15653.30
May-98        15404.70        15768.00
Jun-98        15504.80        15868.80
Jul-98        15543.60        15924.60
Aug-98        15627.50        16174.60
Sep-98        15869.70        16580.60
Oct-98        15719.00        16564.20
Nov-98        15807.00        16562.90
Dec-98        15905.00        16629.20


LAZARD HIGH YIELD PORTFOLIO

The Lazard High Yield Portfolio seeks maximum total return, from a combination of capital appreciation and current income, by investing primarily in U.S., high-yielding, fixed-income securities that are rated below investment grade.

      COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF THE LAZARD HIGH YIELD PORTFOLIO AND THE MERRILL LYNCH HIGH YIELD MASTER II INDEX


                 LHYP    Merrill Lynch High Yield
1-2-98         10000           10000
Jan-98         10222.27        10159.4
Feb-98         10473.66        10200.55
Mar-98         10715.86        10297.45
Apr-98         10848.05        10341.63
May-98         10849.67        10403.78
Jun-98         10878.96        10457.57
Jul-98         10969.26        10524.18
Aug-98         10353.88        9992.92
Sep-98         10147.84        10018.9
Oct-98         9801.8          9805
Nov-98         10227.2         10313.68
Dec-98         10289.58        10295.22


    PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONTINUED)
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO


The Lazard International Fixed-Income Portfolio seeks high total return from a combination of current income and capital appreciation.

      COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF THE
              LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO AND THE
                   SALOMON WORLD GOVERNMENT BOND INDEX EX-US

              LIFIP        SWGBI Ex-US
11-8-91       10000           10000
Nov-91        10036.5         10156
Dec-91        10394.5         10684.1
Jan-92        10093           10495
Feb-92        10106.3         10436.2
Mar-92        9966.7          10325.6
Apr-92        10027.9         10398.9
May-92        10311.9         10718.2
Jun-92        10507           11018.3
Jul-92        10664.4         11275
Aug-92        10974.1         11590.7
Sep-92        10958.8         11706.6
0ct-92        10712.4         11388.2
Nov-92        10536           11207.1
Dec-92        10606           11274.4
Jan-93        10780.4         11428.8
Feb-93        10985.4         11656.3
Mar-93        11184.5         11945.3
Apt-93        11550.9         12303.7
May-93        11746.6         12527.6
Jun-93        11625.3         12293.3
Jul-93        11657.8         12302
Aug-93        12045.5         12739.9
Sep-93        12228.8         12955.2
0ct-93        12212.1         12895.6
Nov-93        12132.2         12836.3
Dec-93        12267.5         12978.8
Jan-94        12353.8         13034.6
Feb-94        12323.5         13071.1
Mar-94        12412.5         13230.5
Apr-94        12389.6         13316.5
May-94        12309.3         13136.8
Jun-94        12613.8         13454.7
Jul-94        12603.2         13489.7
Aug-94        12505.1         13411.4
Sep-94        12749           13677
0ct-94        13068.7         14029.8
Nov-94        12838.6         13747.8
Dec-94        12779.1         13754.7
Jan-95        12966.2         14054.6
Feb-95        13374.6         14452.3
Mar-95        14465.5         15740.2
Apr-95        14872.2         16077.1
May-95        15226.3         16428.3
Jun-95        15311.4         16509.9
Jul-95        15316           16597.4
Aug-95        14508.6         15648.4
Sep-95        14894.1         16110
0ct-95        14998.8         16161.5
Nov-95        15108.8         16302.9
Dec-95        15255.6         16444.6
Jan-96        14986.2         16081.1
Feb-96        15010.8         16127.2
Mar-96        15014.5         16166.9
Apr-96        15035.6         16134.5
May-96        15090.4         16143.4
Jun-96        15176.4         16233.8
Jul-96        15569.4         16681.9
Aug-96        15659.9         16793.6
Sep-96        15684.6         16761.7
Oct-96        15935.7         17045
Nov-96        16132.2         17240.3
Dec-96        16097.2         17118.3
Jan-97        15456.4         16422.6
Feb-97        15337.2         16232.1
Mar-97        15190.8         16128.2
Apr-97        14886.4         15800.8
May-97        15387           16382.3
Jun-97        15580.3         16583.8
Jul-97        15203.7         16151
Aug-97        15175           16223.6
Sep-97        15550           16617.9
0ct-97        15729           16990.1
Nov-97        15405.9         16555.2
Dec-97        15199.7         16388
Jan-98        15267.3         16499.4
Feb-98        15514.1         16732
Mar-98        15269.2         16456
Apr-98        15603.6         16818
May-98        15492           16791.1
Jun-98        15459.5         16730.6
Jul-98        15507.4         16750.7
Aug-98        15443.8         17209.7
Sep-98        16339.5         18338.6
0ct-98        16949           19165.7
Nov-98        16740.5         18775.2
Dec-98        17205.9         19304


LAZARD STRATEGIC YIELD PORTFOLIO

The Lazard Strategic Yield Portfolio seeks total return from a combination of current income and capital appreciation. The Lazard Strategic Yield Portfolio may invest up to 50% of its total assets in non-U.S., fixed-income securities. Many of the high-yielding securities in which the Lazard Strategic Yield Portfolio invests are rated in the lower rating categories (i.e., below investment grade) by the nationally recognized securities rating services. These securities, which are often referred to as "junk bonds", are subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

       COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF THE LAZARD STRATEGIC YIELD PORTFOLIO AND THE ONE MONTH LIBOR USD FIXED INDEX

                LSYP          30 Day Libor
Oct 1, 91       10000            10000
0ct-91          10359.7          10041.8
Nov-91          10493.2          10084.2
Dec-91          10212.9          10119.7
Jan-92          10133.8          10154.3
Feb-92          10298.7          10189.6
Mar-92          10421.4          10225
Apr-92          10420.1          10257.9
May-92          10536.4          10291.5
Jun-92          10640.3          10324.6
Jul-92          10841.5          10353.1
Aug-92          10955.8          10382.7
Sep-92          11071.4          10409.8
0ct-92          10596.5          10437.6
Nov-92          10594            10473.9
Dec-92          10821.1          10502.3
Jan-93          11106.5          10529.2
Feb-93          11322.1          10556.8
Mar-93          11506            10584.3
Apr-93          11516.1          10611.5
May-93          11617.2          10639.8
Jun-93          11928            10667.6
Jul-93          12086            10695.4
Aug-93          12184.6          10723.4
Sep-93          12172.4          10751.5
0ct-93          12354.4          10779.6
Nov-93          12391.5          10811.1
Dec-93          12508.8          10840
Jan-94          12759.9          10867.8
Feb-94          12574.3          10899.6
Mar-94          12322            10932.5
Apr-94          12151.3          10968.3
May-94          12146.9          11007.6
Jun-94          12057            11048.6
Jul-94          12191.7          11089.2
Aug-94          12357.7          11133.3
Sep-94          12288.5          11179.1
Oct-94          12258.6          11225.2
Nov-94          12315.9          11280.3
Dec-94          12216.5          11335.2
Jan-95          12206.5          11391.2
Feb-95          12267.8          11447.8
Mar-95          12329.6          11504.7
Apr-95          12613.8          11561.3
May-95          12959.5          11618.1
Jun-95          13033.5          11675.8
Jul-95          13135.4          11731.6
Aug-95          13276.8          11787.6
Sep-95          13399.8          11843.8
0ct-95          13492.7          11899.9
Nov-95          13663.8          11957.6
Dec-95          13873.3          12012.9
Jan-96          14155.6          12066
Feb-96          14102.5          12118.2
Mar-96          14205.9          12171.8
Apr-96          14340.3          12225
May-96          14478.1          12279.1
Jun-96          14643            12333.7
Jul-96          14732.3          12388.2
Aug-96          14891.4          12443
Sep-96          15216.8          12498
0ct-96          15387            12552.6
Nov-96          15619.5          12609.4
Dec-96          15780.6          12665.8
Jan-97          15977.1          12721.8
Feb-97          16135.3          12778.1
Mar-97          16052.2          12837.1
Apr-97          16140.6          12896.4
May-97          16338.9          12956
Jun-97          16499.2          13015.8
Jul-97          16611.4          13075.3
Aug-97          16526.9          13135.4
Sep-97          16702.1          13195.8
0ct-97          16487.4          13256.1
Nov-97          16582.4          13320.3
Dec-97          16618.3          13382.2
Jan-98          16761.2          13443.4
Feb-98          16926.1          13505.5
Mar-98          17145.9          13567.9
Apr-98          17241.6          13630.2
May-98          17234.2          13692.9
Jun-98          17199.7          13755.8
Jul-98          17423.3          13819
Aug-98          16550.4          13882.5
Sep-98          16550.4          13942.9
0ct-98          16326.3          14002.5
Nov-98          16644.7          14066.5
Dec-98          16742.1          14124.4



    PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                               AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998
                                               ----------------------------------------------------------------
                                                                    INSTITUTIONAL SHARES
                                               ---------------------------------------------------------------
                                                  ONE          THREE         FIVE       TEN         SINCE
                                                  YEAR          YEAR         YEAR       YEAR      INCEPTION*
                                               ------------- ------------- ----------- ----------- -----------
Lazard Equity Portfolio                          17.31%        20.74%       20.36%     16.83%       14.98%
Standard & Poor's 500 Stock Index                28.57%        28.23%       24.06%     19.21%       16.50%

Lazard Mid Cap Portfolio                          3.65%           --           --         --         5.58%
Russell Midcap Index                             10.10%           --           --         --        11.58%

Lazard Small Cap Portfolio                      (12.62%)       11.52%       11.45%        --        16.11%
Russell 2000 Index                               (2.55%)       11.58%       11.86%        --        13.89%

Lazard Bantam Value Portfolio                   (13.82%)          --           --         --        16.39%
Russell 2000 Index                               (2.55%)          --           --         --        11.16%

Lazard Global Equity Portfolio                   17.10%           --           --         --        16.09%
MSCI World Index                                 24.34%           --           --         --        17.57%

Lazard International Equity Portfolio            16.04%        14.49%       11.22%        --        11.26%
MSCI EAFE Index                                  20.00%         9.00%        9.19%        --         8.65%

Lazard International Small Cap Portfolio          7.55%         7.64%        3.94%        --         5.58%
MSCI EAFE Small Cap Index                         5.44%        (7.42%)      (3.38%)       --        (1.75%)
Salomon EMI Index Ex-US                          12.15%         2.91%        4.47%                   5.68%

Lazard Emerging Markets Portfolio               (23.49%)       (5.17%          --         --        (5.10%)
MSCI Emerging Markets Free Index                (25.34%)      (11.22%)         --         --        (8.70%)
IFC Investable Total Return Index               (22.02%)      (10.07%)                              (8.85%)

Lazard Bond Portfolio                             5.77%         6.22%        5.93%        --         6.69%
Lehman Intermediate Gov't/Corp. Bond Index        8.43%         6.76%        6.60%        --         7.35%

Lazard High Yield Portfolio                         --            --           --         --           --
Merrill Lynch High Yield Master II Index            --            --           --         --           --

Lazard International Fixed-Income Portfolio+     13.20%         4.09%        7.00%        --         7.86%
Salomon World Government Bond Index Ex-US+       17.79%         5.49%        8.26%        --         9.61%

Lazard Strategic Yield Portfolio                  0.75%         6.47%        6.00%        --         7.36%
One Month LIBOR USD Fixed Index                   5.54%         5.55%        5.44%        --         4.88%

NOTES TO PERFORMANCE TABLE

 * Performance is measured for Lazard Equity Portfolio from: June 1, 1987-Institutional, February 5, 1997--Open; Lazard Mid Cap Portfolio from:
   November 4, 1997--Institutional, November 4, 1997--Open; Lazard Small Cap Portfolio from: October 30, 1991--Institutional, January 30, 1997--Open; Lazard Bantam Value Portfolio from: March 1, 1996--Institutional, January 23, 1997--Open; Lazard Global Equity Portfolio from: January 4, 1996--Institutional, January 30, 1997--Open; Lazard International Equity Portfolio from: October 29, 1991--Institutional, January 23, 1997--Open; Lazard International Small Cap Portfolio from: December 1, 1993--Institutional, February 13, 1997--Open; Lazard Emerging Markets Portfolio from: July 15, 1994--Institutional, January 8, 1997--Open; Lazard Bond Portfolio from: November 12, 1991--Institutional, March 5, 1997--Open; Lazard High Yield Portfolio from: January 2, 1998--Institutional, February 24, 1998--Open; Lazard International Fixed-Income Portfolio from: November 8, 1991--Institutional, January 8, 1997--Open; Lazard Strategic Yield Portfolio from: October 1, 1991--Institutional, January 23, 1997--Open.

   The performance for the relevant index is for the comparable period. Portfolio returns are net of fees and assume reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been reimbursed by the Investment Manager and/or the Administrator, without such waiver/reimbursement of expenses the Portfolio's total return would have been lower.

 + Effective January 1, 1993, the Portfolio is measured by the index
   "excluding U.S." Performance of the index "Since Inception" is a blended return of the index "including U.S." and the index "excluding U.S." for the applicable periods.

                     See additional footnotes on next page.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE TABLE (CONTINUED)
--------------------------------------------------------------------------------

                                                         CUMULATIVE TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998
                                               ---------------------------------------------------------------------------------
                                                                             INSTITUTIONAL SHARES
                                               ---------------------------------------------------------------------------------
                                                                 ONE          THREE         FIVE          TEN         SINCE
                                                   YTD           YEAR          YEAR         YEAR         YEAR       INCEPTION*
                                               ------------- ------------- ------------- ------------ ------------ -------------
Lazard Equity Portfolio                          17.31%        17.31%        76.01%       152.59%     373.80%       403.93%
Standard & Poor's 500 Stock Index                28.57%        28.57%       110.83%       193.89%     479.58%       486.34%

Lazard Mid Cap Portfolio                          3.65%         3.65%           --            --          --          6.50%
Russell Midcap Index                             10.10%        10.10%           --            --          --         13.51%

Lazard Small Cap Portfolio                      (12.62%)      (12.62%)       38.68%        71.95%         --        191.73%
Russell 2000 Index                               (2.55%)       (2.55%)       38.91%        75.17%         --        154.05%

Lazard Bantam Value Portfolio                   (13.82%)      (13.82%)          --            --          --         53.85%
Russell 2000 Index                               (2.55%)       (2.55%)          --            --          --         34.86%

Lazard Global Equity Portfolio                   17.10%        17.10%           --            --          --         56.27%
MSCI World Index                                 24.34%        24.34%           --            --          --         62.36%

Lazard International Equity Portfolio            16.04%        16.04%        50.09%        70.21%         --        114.93%
MSCI EAFE Index                                  20.00%        20.00%        29.52%        55.24%         --         81.20%

Lazard International Small Cap Portfolio          7.55%         7.55%        24.72%        21.33%         --         31.80%
MSCI EAFE Small Cap Index                         5.44%         5.44%       (20.65%)      (15.79%)        --         (8.60%)
Salomon EMI Index Ex-US                          12.15%        12.15%         8.99%        24.42%         --         32.43%

Lazard Emerging Markets Portfolio               (23.49%)      (23.49%)      (14.72%)          --          --        (20.86%)
MSCI Emerging Markets Free Index                (25.34%)      (25.34%)      (30.01%)          --          --        (33.60%)
IFC Investable Total Return Index               (22.02%)      (22.02%)      (27.28%)          --          --        (33.87%)

Lazard Bond Portfolio                             5.77%         5.77%        19.85%        33.36%         --         59.05%
Lehman Intermediate Gov't/Corp. Bond Index        8.43%         8.43%        21.70%        37.65%         --         66.30%

Lazard High Yield Portfolio                       2.90%           --            --            --          --          2.90%
Merrill Lynch High Yield Master II Index          2.95%           --            --            --          --          2.95%

Lazard International Fixed-Income Portfolio+     13.20%        13.20%        12.79%        40.26%         --         72.06%
Salomon World Government Bond Index Ex-US+       17.79%        17.79%        17.40%        48.74%         --         93.04%

Lazard Strategic Yield Portfolio                  0.75%         0.75%        20.68%        33.84%         --         67.42%
One Month LIBOR USD Fixed Index                   5.54%         5.54%        17.57%        30.30%         --         41.24%


Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of each Portfolio of The Lazard Funds, Inc. will fluctuate, so that an investor's shares in a Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged and have no fees or costs. The S&P 500 Stock Index is an index of common stocks and is a registered trademark of The McGraw-Hill Companies. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 2000 Index is an index of common stocks and is a registered trademark of the Frank Russell Company. The Morgan Stanley Capital International (MSCI) World Index is an arithmetic, market value-weighted average return net of dividends taxation, which is derived from equities of Europe, Australia and Far East
(EAFE) Index countries and equities from Canada and the United States.

                     See additional footnotes on next page.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE TABLE (CONTINUED)
--------------------------------------------------------------------------------

                                                 AVERAGE ANNUAL TOTAL RETURNS         CUMULATIVE TOTAL RETURNS
                                                PERIODS ENDED DECEMBER 31, 1998    PERIOD ENDED DECEMBER 31, 1998
                                              --------------------------------------------------------------------
                                                                               OPEN SHARES
                                              --------------------------------------------------------------------
                                                   ONE          SINCE                       ONE          SINCE
                                                   YEAR      INCEPTION*       YTD           YEAR       INCEPTION*
                                              ------------- ------------ ------------- ------------- -------------
Lazard Equity Portfolio                           16.98%        18.95%       16.98%        16.98%        39.08%
Standard & Poor's 500 Stock Index                 28.57%        31.00%       28.57%        28.57%        67.09%

Lazard Mid Cap Portfolio                           3.42%         5.34%        3.42%         3.42%         6.22%
Russell Midcap Index                              10.10%        11.58%       10.10%        10.10%        13.50%

Lazard Small Cap Portfolio                       (12.86%)        4.82%      (12.86%)      (12.86%)        9.44%
Russell 2000 Index                                (2.55%)        8.49%       (2.55%)       (2.55%)       16.91%

Lazard Bantam Value Portfolio                    (14.02%)        4.96%      (14.02%)      (14.02%)        9.84%
Russell 2000 Index                                (2.55%)        8.22%       (2.55%)       (2.55%)       16.57%

Lazard Global Equity Portfolio                    16.82%        17.52%       16.82%        16.82%        36.34%
MSCI World Index                                  24.34%        20.19%       24.34%        24.34%        42.25%

Lazard International Equity Portfolio             15.82%        15.44%       15.82%        15.82%        32.12%
MSCI EAFE Index                                   20.00%        12.82%       20.00%        20.00%        26.36%

Lazard International Small Cap Portfolio           7.21%         1.97%        7.21%         7.21%         3.74%
MSCI EAFE Small Cap Index                          5.44%       (10.27%)       5.44%         5.44%       (18.43%)
Salomon EMI Index Ex-US                           12.15%         2.04%       12.15%        12.15%         3.86%

Lazard Emerging Markets Portfolio                (23.30%)      (17.99%)     (23.30%)      (23.30%)      (32.49%)
MSCI Emerging Markets Free Index                 (25.34%)      (19.40%)     (25.34%)      (25.34%)      (34.77%)
IFC Investable Total Return Index                (22.02%)      (19.53%)     (22.02%)      (22.02%)      (34.97%)

Lazard Bond Portfolio                              5.42%         6.93%        5.42%         5.42%        13.03%
Lehman Intermediate Gov't/Corp. Bond Index         8.43%         8.66%        8.43%         8.43%        16.40%

Lazard High Yield Portfolio                          --            --        (2.24%)          --         (2.24%)
Merrill Lynch High Yield Master II Index             --            --         0.82%           --          0.82%

Lazard International Fixed-Income Portfolio       12.92%         3.72%       12.92%        12.92%         7.49%
Salomon World Government Bond Index Ex-US         17.79%         6.81%       17.79%        17.79%        13.93%

Lazard Strategic Yield Portfolio                   0.37%         2.12%        0.37%         0.37%         4.15%
One Month LIBOR USD Fixed Index                    5.54%         5.61%        5.54%         5.54%        11.17%

The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East
(EAFE) Index is comprised of International Equities and is compiled by Morgan Stanley Capital International. The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Small Cap Index is an arithmetic, market-value weighted average of the performance of securities listed on the stock exchanges of EAFE Index countries. The Salomon Extended Market Index (EMI) Ex-US and the Salomon World Government Bond Index Ex-US are compiled by Salomon Smith Barney. The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is comprised of emerging market securities in countries open to non-local investors that are compiled by Morgan Stanley Capital International. The IFC Investable Total Return Index is an index of emerging market securities that represent 65% of market capital compiled by the International Finance Corporation. The Lehman Intermediate Gov't/Corp. Bond Index is an index calculated by Lehman Brothers. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The London Interbank Offered Rates (LIBOR) US Dollar Fixed Index is an average derived from sixteen quotations provided by banks determined by the British Bankers Association.

This performance data is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Effective January 1, 1998 Lazard International Small Cap Portfolio changed its comparative index to the MSCI EAFE Small Cap Index, from the Salomon EMI Index Ex-US. Also on January 1, 1998, Lazard Emerging Markets Portfolio changed its comparative index to the MSCI Emerging Markets Free Index, from the IFC Investable Total Return Index. The Investment Manager feels that these indices provide a more accurate comparison given each Portfolio's investment objective.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

DESCRIPTION                                             SHARES          VALUE
--------------------------------------------------------------------------------

LAZARD EQUITY PORTFOLIO

COMMON STOCKS--96.1%
AEROSPACE & DEFENSE--4.2%
 Allied Signal, Inc. .........................          116,300      $ 5,153,544
 British Aerospace PLC ADR (a) ...............          102,000        3,582,750
 Gulfstream Aerospace Corp. (a) ..............           65,800        3,503,850
 United Technologies Corp. ...................           73,400        7,982,250
                                                                     -----------
                                                                      20,222,394
                                                                     -----------
AUTOMOTIVE--2.2%
 General Motors Corp. ........................          144,300       10,326,469
                                                                     -----------
AUTO PARTS--0.7%
 TRW, Inc. ...................................           62,700        3,522,956
                                                                     -----------
BANKING--12.3%
 Bank One Corp. ..............................          125,200        6,393,025
 BankAmerica Corp. ...........................          156,350        9,400,544
 Chase Manhattan Corp. .......................          109,024        7,420,446
 First Union Corp. ...........................          206,700       12,569,943
 Fleet Financial Group, Inc. .................          189,200        8,454,875
 Mellon Bank Corp. ...........................          106,900        7,349,375
 Washington Mutual, Inc. .....................          196,000        7,484,750
                                                                     -----------
                                                                      59,072,958
                                                                     -----------
CHEMICALS & PLASTICS--0.3%
 Du Pont (E.I.) de Nemours &
  Co .........................................           25,800        1,369,013
                                                                     -----------
COMPUTERS & BUSINESS EQUIPMENT--6.3%
 Hewlett-Packard Co. .........................          163,700       11,182,756
 International Business
  Machines Corp. .............................           75,200       13,893,200
 NCR Corp. (a) ...............................          124,600        5,202,050
                                                                     -----------
                                                                      30,278,006
                                                                     -----------
CONGLOMERATES--3.8%
 Philip Morris Companies, Inc. ...............          343,400       18,371,900
                                                                     -----------
DIVERSIFIED--0.9%
 Minnesota Mining &
  Manufacturing Co. ..........................           57,800        4,111,025
                                                                     -----------
DRUGS & HEALTH CARE--9.6%
 American Home Products
  Corp .......................................          224,000       12,614,000
 Amgen, Inc. (a) .............................           85,200        8,908,725
 Bristol-Myers Squibb Co. ....................           80,900       10,825,431
 Johnson & Johnson ...........................           70,700        5,929,963
 Merck & Company, Inc. .......................           53,100        7,842,206
                                                                     -----------
                                                                      46,120,325
                                                                     -----------
ELECTRONICS--5.6%
 Honeywell, Inc. .............................           86,900        6,544,656
 Intel Corp. .................................           59,100        7,007,044
 Motorola, Inc. ..............................           85,200        5,202,525
 Texas Instruments, Inc. .....................           94,500        8,085,656
                                                                     -----------
                                                                      26,839,881
                                                                     -----------
ENERGY--2.2%
 Mobil Corp. .................................          105,600        9,200,400
 Noble Affiliates, Inc. ......................           54,800        1,349,450
                                                                     -----------
                                                                      10,549,850
                                                                     -----------
FINANCIAL SERVICES--5.0%
 American Express Co. ........................           39,400        4,028,650
 Citigroup, Inc. .............................          130,349        6,452,276
 Morgan Stanley Dean Witter &
  Co .........................................           78,100        5,545,100
 The Hartford Financial
  Services Group, Inc. .......................          141,900        7,786,762
                                                                     -----------
                                                                      23,812,788
                                                                     -----------
FOOD & BEVERAGES--7.8%
 ConAgra, Inc. ...............................          194,300        6,120,450
 Diageo PLC ADR ..............................          143,572        6,640,205
 Heineken NV ADR .............................          141,350        8,511,108
 PepsiCo, Inc. ...............................          218,700        8,953,031
 Unilever NV ADR .............................           86,100        7,140,919
                                                                     -----------
                                                                      37,365,713
                                                                     -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

DESCRIPTION                                             SHARES          VALUE
--------------------------------------------------------------------------------

LAZARD EQUITY PORTFOLIO (CONTINUED)

HOTELS & RESTAURANTS-1.5%
 McDonald's Corp. ............................           90,400      $ 6,926,900
                                                                     -----------
HOUSEHOLD PRODUCTS--0.4%
 Procter & Gamble Co. ........................           18,200        1,661,888
                                                                     -----------
INDUSTRIAL & MACHINERY--
   1.2%
 Ingersoll-Rand Co. ..........................          119,000        5,585,563
                                                                     -----------
INSURANCE--2.2%
 Aetna, Inc. .................................           78,900        6,203,512
 Allstate Corp. ..............................          112,398        4,341,373
                                                                     -----------
                                                                      10,544,885
                                                                     -----------
MULTIMEDIA--1.3%
 Gannett Company, Inc. .......................           93,600        6,037,200
                                                                     -----------
OIL & GAS--1.7%
 Chevron Corp. ...............................           24,500        2,031,969
 Exxon Corp. .................................           84,800        6,201,000
                                                                     -----------
                                                                       8,232,969
                                                                     -----------
PAPER PRODUCTS--0.8%
 Kimberly-Clark Corp. ........................           70,212        3,826,554
                                                                     -----------
PETROLEUM EQUIPMENT &
  SERVICES--1.2%
 Schlumberger Ltd. ...........................          128,900        5,945,512
                                                                     -----------
PHOTOGRAPHY--1.1%
 Eastman Kodak Co. ...........................           73,700        5,306,400
                                                                     -----------

PUBLISHING--1.3%
 New York Times Co. ..........................          185,400        6,431,062
                                                                     -----------
RETAIL--5.8%
 Federated Department Stores,
  Inc. (a) .................................            113,600      $ 4,948,700
 Newell Co. ................................             51,300        2,116,125
 Office Depot, Inc. (a) ....................            166,100        6,135,319
 Republic Industries, Inc. (a) .............            188,900        2,786,275
 Sears, Roebuck & Co. ......................             88,300        3,752,750
 TJX Companies, Inc. .......................            111,400        3,230,600
 Toys "R" Us, Inc. (a) .....................            286,100        4,827,937
                                                                     -----------
                                                                      27,797,706
                                                                     -----------
SERVICES--1.2%
 First Data Corp. ..........................            176,600        5,596,012
                                                                    ------------

TELECOMMUNICATIONS--10.6%
 Ameritech Corp. ...........................            200,000       12,675,000
 AT&T Corp. ................................            174,900       13,161,225
 Bell Atlantic Corp. .......................            333,700       17,686,100
 SBC Communications, Inc. ..................            136,400        7,314,450
                                                                    ------------
                                                                      50,836,775
                                                                    ------------
UTILITIES--4.9%
 Consolidated Edison, Inc. .................            117,600        6,218,100
 Duke Energy Corp. .........................             34,600        2,216,563
 FPL Group, Inc. ...........................            103,800        6,396,675
 PacifiCorp ................................            286,700        6,038,619
 Southern Co. ..............................             93,400        2,714,437
                                                                    ------------
                                                                      23,584,394
                                                                    ------------
TOTAL COMMON STOCKS
  (Identified cost
   $374,279,275) ...........................                         460,277,098
                                                                    ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                   AMOUNT
DESCRIPTION                                        (000)               VALUE
--------------------------------------------------------------------------------

LAZARD EQUITY PORTFOLIO (CONTINUED)
REPURCHASE AGREEMENT--4.6%
 State Street Bank and Trust
  Company, 4.75%, 01/04/99,
  (Dated 12/31/98, collateral-
  ized by $18,990,000 United
  States Treasury Note, 7.875%,
  11/15/04, with a value of
  $22,216,401) (Identified
  cost $21,778,000) .........................     $  21,778        $21,778,000
                                                                   ------------

TOTAL INVESTMENTS
  (Identified cost
   $396,057,275) (b) ........................        100.7%       $482,055,098
 LIABILITIES IN EXCESS OF CASH
  AND OTHER ASSETS ..........................         (0.7)         (3,305,278)
                                                  ---------       -------------

 NET ASSETS .................................        100.0%       $478,749,820
                                                  =========       =============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                                             SHARES          VALUE
--------------------------------------------------------------------------------

LAZARD MID CAP PORTFOLIO

COMMON STOCKS--97.7%

AEROSPACE & DEFENSE--3.6%
 Gulfstream Aerospace Corp. (a) ..............           22,800       $1,214,100
 Litton Industries, Inc. (a) .................           21,000        1,370,250
                                                                      ----------
                                                                       2,584,350
                                                                      ----------
APPAREL & TEXTILES--1.6%
 Polo Ralph Lauren Corp.,
  Class A (a) ................................            2,400           46,050
 Warnaco Group, Inc., Class A ................           42,500        1,073,125
                                                                      ----------
                                                                       1,119,175
                                                                      ----------
AUTO PARTS--1.7%
 Borg-Warner Automotive, Inc. ................           21,600        1,205,550
                                                                      ----------
BANKING--7.7%
 Hibernia Corp., Class A .....................           64,200        1,115,475
 North Fork Bancorporation,
  Inc ........................................           80,350        1,923,378
 Sovereign Bancorp, Inc. .....................           97,500        1,389,375
 Union Planters Corp. ........................           25,400        1,150,938
                                                                      ----------
                                                                       5,579,166
                                                                      ----------
BROADCASTING--2.0%
 King World Productions, Inc.(a) .............           49,500        1,457,156
                                                                      ----------
COMMERCIAL SERVICES--4.1%
 Gartner Group, Inc.,
  Class A (a) ................................           30,300          643,875
 H & R Block, Inc. ...........................           29,900        1,345,500
 Pittston Brink's Group ......................           30,100          959,437
                                                                      ----------
                                                                       2,948,812
                                                                      ----------
COMPUTERS & BUSINESS EQUIPMENT--4.7%
 Fore Systems (a) ............................           36,100          661,081
 NCR Corp. (a) ...............................           34,500        1,440,375
 Quantum Corp. (a) ...........................           59,800        1,270,750
                                                                      ----------
                                                                       3,372,206
                                                                      ----------
CONSTRUCTION MATERIAL -- 1.4%
 Johns Manville Corp. ........................           63,200       $1,038,850
                                                                      ----------
DRUGS & HEALTH CARE--3.2%
 Mallinckrodt, Inc. ..........................           43,100        1,328,019
 Perrigo Co. (a) .............................          112,900          994,931
                                                                      ----------
                                                                       2,322,950
                                                                      ----------
ENERGY--0.9%
 Noble Affiliates, Inc. ......................           27,700          682,113
                                                                      ----------
FINANCIAL SERVICES--7.5%
 Heller Financial, Inc. ......................           54,200        1,592,125
 Lennar Corp. ................................           43,800        1,105,950
 The CIT Group, Inc., Class A ................           35,200        1,119,800
 Waddell & Reed Financial, Inc. ..............           65,500        1,551,531
                                                                      ----------
                                                                       5,369,406
                                                                      ----------
GAS & PIPELINE UTILITIES--0.9%
 Cooper Cameron Corp. (a) ....................           25,300          619,850
                                                                      ----------
HOUSEHOLD APPLIANCES
  & HOME FURNISHINGS--4.0%
 Ethan Allen Interiors, Inc. .................           38,900        1,594,900
 Maytag Corp. ................................           20,600        1,282,350
                                                                      ----------
                                                                       2,877,250
                                                                      ----------
HOUSEHOLD PRODUCTS--1.6%
 Dial Corp. ..................................           39,700        1,146,338
                                                                      ----------
INDUSTRIAL & MACHINERY--1.8%
 Briggs & Stratton Corp. .....................           26,300        1,311,713
                                                                      ----------
INSURANCE--11.2%
 Ace, Ltd. ...................................           32,400        1,115,775
 Ambac Financial Group, Inc. .................           19,500        1,173,656
 American Bankers Insurance
  Group, Inc. ................................           30,400        1,470,600
 Everest Reinsurance Holdings ................           39,300        1,530,244
 HSB Group, Inc. .............................           24,600        1,010,137
 Old Republic International
  Corp .......................................           41,150          925,875


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                                                 SHARES      VALUE
--------------------------------------------------------------------------------

LAZARD MID CAP PORTFOLIO (CONTINUED)
 Reliance Group Holdings, Inc. .......................       64,800   $  834,300
                                                                      ----------
                                                                       8,060,587
                                                                      ----------
MANUFACTURING--2.6%
 Crane Co. ...........................................       33,300    1,005,244
 Mark IV Industries, Inc. ............................       64,700      841,100
                                                                      ----------
                                                                       1,846,344
                                                                      ----------
OIL & GAS--1.9%
 Enron Oil & Gas Co. .................................       54,400      938,400
 R & B Falcon Corp. (a) ..............................       56,900      433,862
                                                                      ----------
                                                                       1,372,262
                                                                      ----------
REAL ESTATE--1.3%
 Mack California Realty Corp. ........................       29,300      904,638
                                                                      ----------
RESTAURANTS--2.0%
 Tricon Global Restaurants, Inc.
  (a) ................................................       28,500    1,428,562
                                                                      ----------
RETAIL--5.0%
 Circuit City Stores--Circuit
  City Group .........................................       39,300    1,962,544
 Tandy Corp. .........................................       39,800    1,639,262
                                                                      ----------
                                                                       3,601,806
                                                                      ----------
RETAIL TRADE--7.5%
 Consolidated Stores Corp. (a) .......................       40,300      813,556
 Ross Stores, Inc. ...................................       30,200    1,189,125
 Saks, Inc. (a) ......................................       62,400    1,969,500
 TJX Companies, Inc. .................................       50,200    1,455,800
                                                                      ----------
                                                                       5,427,981
                                                                      ----------
SOFTWARE--1.1%
 Autodesk, Inc. ......................................       18,500      789,719
                                                                      ----------
STEEL--1.3%
 Carpenter Technology Corp. ..........................       27,400      929,888
                                                                      ----------

TECHNOLOGY--1.8%
 Advanced Micro Devices,
  Inc. (a) ...........................................       33,600   $  972,300
 Altera Corp. (a) ....................................        5,900      359,162
                                                                      ----------
                                                                       1,331,462
                                                                      ----------
TELEPHONE--2.7%
 Cincinnati Bell, Inc. ...............................       50,800    1,920,875
                                                                      ----------
TRANSPORTATION & FREIGHT
  SERVICES--2.2%
 CNF Transportation, Inc. ............................       43,100    1,618,944
                                                                      ----------
UTILITIES--10.4%
 CalEnergy Company, Inc. (a) .........................       39,300    1,363,219
 Illinova Corp. ......................................       57,400    1,435,000
 Ipalco Enterprises, Inc. ............................       33,300    1,846,069
 Niagara Mohawk Power
  Corp. (a) ..........................................       90,100    1,452,862
 NIPSCO Industries, Inc. .............................       47,100    1,433,606
                                                                      ----------
                                                                       7,530,756
                                                                      ----------
TOTAL COMMON STOCKS
 (Identified
  cost $68,561,524) ..................................                70,398,709
                                                                      ----------
                                               PRINCIPAL
                                                AMOUNT
                                                 (000)
                                              ----------
REPURCHASE AGREEMENT--3.3%
 State Street Bank and Trust
  Company, 4.75%, 01/04/99,
  (Dated 12/31/98, collateral-
  ized by $2,155,000 United
  States Treasury Note, 7.250%,
  05/15/04, with a value of
  $2,440,538) (Identified cost
  $2,389,000) .............................        $2,389            2,389,000
                                                                   ------------
 TOTAL INVESTMENTS (Identified
  cost $70,950,524) (b) ...................         101.0%         $72,787,709
 LIABILITIES IN EXCESS OF CASH
  AND OTHER ASSETS ........................          (1.0)            (711,630)
                                                  --------         ------------
NET ASSETS ................................         100.0%         $72,076,079
                                                  ========         ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

DESCRIPTION                                             SHARES         VALUE
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO

COMMON STOCKS--94.3%
APPAREL & TEXTILES--1.0%
 Stride Rite Corp. ...........................          813,700      $ 7,119,875
 The Timberland Co., Class A (a) .............          179,500        8,178,469
                                                                     -----------
                                                                      15,298,344
                                                                     -----------
AUTO PARTS--4.5%
 Borg-Warner Automotive, Inc. ................          213,000       11,888,062
 Dura Automotive Systems,
  Inc. (a) ...................................          357,600       12,203,100
 Excel Industries, Inc. ......................          344,700        6,032,250
 Superior Industries
  International, Inc. ........................          477,100       13,269,344
 Tower Automotive, Inc. (a) ..................        1,002,800       25,007,325
                                                                     -----------
                                                                      68,400,081
                                                                     -----------
BANKING--6.1%
 Bancorp Queens County, Inc. .................          334,045        9,937,839
 Coast Federal Trust (a) .....................          310,000        2,053,750
 Cullen/Frost Bankers, Inc. ..................          324,000       17,779,500
 Enhance Financial Services
  Group, Inc. ................................          404,400       12,132,000
 Hibernia Corp., Class A .....................          908,770       15,789,879
 HUBCO, Inc. .................................          589,825       17,768,478
 Independence Community
  Bank Corp. .................................          718,900       11,457,469
 Staten Island Bancorp, Inc. .................          214,700        4,280,581
                                                                     -----------
                                                                      91,199,496
                                                                     -----------
BUILDING & CONSTRUCTION--0.7%
 Apogee Enterprises, Inc. ....................          982,700       11,055,375
                                                                     -----------
BUSINESS SERVICES AND SUPPLIES--0.8%
 CDI Corp. (a) ...............................          386,100        7,794,394
 Vanstar Corp. (a) ...........................          450,000        4,162,500
                                                                     -----------
                                                                      11,956,894
                                                                     -----------
CHEMICALS & PLASTICS--1.9%
 A. Schulman, Inc. ...........................          517,200       11,733,975
 Ferro Corp. .................................          290,400      $ 7,550,400
 H.B. Fuller Co. .............................          197,500        9,504,687
                                                                     -----------
                                                                      28,789,062
                                                                     -----------
COMMERCIAL SERVICES--2.7%
 Inacom Corp. (a) ............................          592,000        8,806,000
 Nielsen Media Research, Inc. ................          940,533       16,929,594
 Pittston Brink's Group ......................          449,200       14,318,250
                                                                     -----------
                                                                      40,053,844
                                                                     -----------
COMMUNICATION SERVICES--0.0%
 Dynatech Corp. (a) ..........................          196,550          540,513
                                                                     -----------
COMPUTERS & BUSINESS EQUIPMENT--2.3%
 Bell & Howell Co. (a) .......................          602,200       22,770,687
 Silicon Valley Group, Inc. (a) ..............           53,500          682,125
 Wang Laboratories, Inc. (a) .................          390,400       10,833,600
                                                                     -----------
                                                                      34,286,412
                                                                     -----------
CONSTRUCTION MATERIALS--0.7%
 Lone Star Industries, Inc. ..................          273,000       10,049,813
                                                                     -----------
CONTAINERS: PAPER & PLASTIC--2.0%
 First Brands Corp. ..........................          753,900       29,731,931
                                                                     -----------
COSMETICS & TOILETRIES--0.9%
 Alberto Culver Co., Class A .................          553,800       13,983,450
                                                                     -----------
DRUGS & HEALTH CARE--1.6%
 Apria Healthcare Group,
  Inc. (a) ...................................          760,600        6,797,863
 Magellan Health Services,
  Inc. (a) ...................................          759,160        6,357,965
 Perrigo Co. (a) .............................        1,273,620       11,223,776
                                                                     -----------
                                                                      24,379,604
                                                                     -----------
ELECTRICAL EQUIPMENT--2.7%
 Anixter International, Inc. (a) .............          988,500       20,078,906
 Belden, Inc. ................................          548,020       11,611,174
 MagneTek, Inc. (a) ..........................          731,700        8,460,281
                                                                     -----------
                                                                      40,150,361
                                                                     -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                                            SHARES           VALUE
-------------------------------------------------------------------------------
LAZARD SMALL CAP PORTFOLIO (CONTINUED)
ELECTRONICS--3.9%
 AMETEK, Inc. ..................................         733,100     $16,357,294
 Credence Systems Corp. (a) ....................         700,000      12,950,000
 Kemet Corp. (a) ...............................       1,230,200      13,839,750
 Lattice Semiconductor
  Corp. (a) ....................................         351,500      16,136,047
                                                                     -----------
                                                                      59,283,091
                                                                     -----------
FOOD & BEVERAGES--2.7%
 American Italian Pasta Co.,
  Class A (a) ..................................         285,700       7,535,337
 Lance, Inc. ...................................         565,600      11,276,650
 Ralcorp Holdings, Inc. (a) ....................         314,200       5,734,150
 Vlasic Foods International,
  Inc. (a) .....................................         648,800      15,449,550
                                                                     -----------
                                                                      39,995,687
                                                                     -----------
GAS EXPLORATION--0.9%
 Barrett Resources Corp. (a) ...................         577,800      13,867,200
                                                                     -----------
HOMEBUILDERS--3.6%
 Kaufman & Broad Home Corp. ....................         463,900      13,337,125
 Lennar Corp. ..................................         499,800      12,619,950
 Toll Brothers, Inc. (a) .......................         738,500      16,662,406
 Walter Industries, Inc. (a) ...................         753,400      11,536,438
                                                                     -----------
                                                                      54,155,919
                                                                     -----------
HOTELS & RESTAURANTS--1.3%
 Lone Star Steakhouse &
  Saloon, Inc. (a) .............................       1,047,900       9,627,581
 Morton's Restaurant Group,
  Inc. (a) .....................................         356,900       6,736,487
 NPC International, Inc. (a) ...................         303,000       3,654,938
                                                                     -----------
                                                                      20,019,006
                                                                     -----------
HOUSEHOLD APPLIANCES &
  HOME FURNISHINGS--3.6%
 Bassett Furniture Industries,
  Inc ..........................................         322,900       7,789,962
 Bush Industries, Inc., Class A ................         466,600       5,803,338
 Furniture Brands International,
  Inc. (a) .....................................         839,400     $22,873,650
 Harman International
  Industries, Inc. .............................         471,300      17,968,312
                                                                     -----------
                                                                      54,435,262
                                                                     -----------
INDUSTRIAL & MACHINERY--4.7%
 Briggs & Stratton Corp. .......................         413,230      20,609,846
 JLG Industries, Inc. ..........................       1,261,200      19,706,250
 Regal-Beloit Corp. ............................         640,100      14,722,300
 Roper Industries, Inc. ........................         551,800      11,242,925
 Wyman-Gordon Co. (a) ..........................         340,100       3,486,025
                                                                     -----------
                                                                      69,767,346
                                                                     -----------
INSURANCE--6.1%
 American Medical Security
  Group, Inc. ..................................         382,900       5,575,981
 Amerin Corp. (a) ..............................         486,900      11,503,012
 ARM Financial Group, Inc.,
  Class A ......................................         372,000       8,253,750
 Arthur J. Gallagher & Co. .....................         286,800      12,655,050
 Delphi Financial Group, Inc.,
  Class A ......................................         289,855      15,199,272
 HCC Insurance Holdings, Inc. ..................         621,900      10,960,988
 NAC Re Corp. ..................................         333,505      15,653,891
 Orion Capital Corp. ...........................          17,300         688,756
 Reliance Group Holdings, Inc. .................         900,400      11,592,650
                                                                     -----------
                                                                      92,083,350
                                                                     -----------
INVESTMENT COMPANIES--0.6%
 Affiliated Managers Group,
  Inc. (a) .....................................         285,100       8,517,363
                                                                     -----------
LEISURE TIME--2.6%
 Anchor Gaming (a) .............................           6,000         338,250
 Carmike Cinemas, Inc.,
  Class A (a) ..................................         524,700      10,657,969
 Polaris Industries, Inc. ......................         524,400      20,549,925
 Vail Resorts, Inc. (a) ........................         366,000       8,052,000
                                                                     -----------
                                                                      39,598,144
                                                                     -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                                             SHARES          VALUE
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO (CONTINUED)

MANUFACTURING--6.6%
 Aeroquip-Vickers, Inc. ........................         174,200     $ 5,215,113
 Alltrista Corp. (a) ...........................         448,400      10,761,600
 Carlisle Companies, Inc. ......................         256,400      13,236,650
 Crane Co. .....................................         696,510      21,025,896
 Mark IV Industries, Inc. ......................       1,251,864      16,274,232
 Modine Manufacturing Co. ......................         356,700      12,930,375
 Varlen Corp. ..................................         870,568      20,077,474
                                                                     -----------
                                                                      99,521,340
                                                                     -----------
MEDICAL SUPPLIES--3.5%
 ADAC Laboratories (a) .........................         504,000      10,064,250
 Datascope Corp. (a) ...........................         711,000      16,353,000
 Dentsply International, Inc. ..................         600,800      15,470,600
 The West Company, Inc. ........................         305,100      10,888,256
                                                                     -----------
                                                                      52,776,106
                                                                     -----------
OIL & GAS--2.5%
 Atwood Oceanics, Inc. (a) .....................         271,600       4,617,200
 Devon Energy Corp. ............................         297,400       9,126,462
 Helmerich & Payne, Inc. .......................         769,220      14,903,637
 Tuboscope, Inc. (a) ...........................         364,500       2,961,563
 Vintage Petroleum, Inc. .......................         674,000       5,813,250
                                                                     -----------
                                                                      37,422,112
                                                                     -----------
PAPER PRODUCTS--1.3%
 Chesapeake Corp. ..............................         307,500      11,339,062
 The Standard Register Co. .....................         270,100       8,356,219
                                                                     -----------
                                                                      19,695,281
                                                                     -----------
PRINTING--1.2%
 Electronics for Imaging, Inc. (a) .............         452,700      18,192,881
                                                                     -----------
PUBLISHING--1.8%
 Banta Corp. ...................................         671,350      18,378,206
 World Color Press, Inc. (a) ...................         277,000       8,431,188
                                                                     -----------
                                                                      26,809,394
                                                                     -----------
REAL ESTATE--4.1%
 Catellus Development
  Corp. (a) ....................................         528,900     $ 7,569,881
 FelCor Suite Hotels, Inc. .....................         587,025      13,538,264
 Glenborough Realty Trust, Inc. ................         681,600      13,887,600
 Kilroy Realty Corp. ...........................         511,000      11,753,000
 Reckson Services Industries,
  Inc. (a) .....................................          51,192         211,167
 Reckson Associates Realty
  Corp .........................................         639,900      14,197,782
                                                                     -----------
                                                                      61,157,694
                                                                     -----------
RETAIL--4.8%
 Eagle Hardware & Garden,
  Inc. (a) .....................................         442,300      14,374,750
 General Nutrition Companies,
  Inc. (a) .....................................         980,000      15,925,000
 Genesis Direct, Inc. (a) ......................         350,000       2,734,375
 Hughes Supply, Inc. ...........................         361,400      10,570,950
 Oakley, Inc. (a) ..............................         750,000       7,078,125
 Pier 1 Imports, Inc. ..........................       1,011,400       9,797,937
 Talbots, Inc. .................................         379,200      11,897,400
                                                                     -----------
                                                                      72,378,537
                                                                     -----------
RETAIL TRADE--2.1%
 Cole National Corp. (a) .......................         422,600       7,237,025
 Movado Group, Inc. ............................         304,800       8,115,300
 The Elder-Beerman Stores
  Corp. (a) ....................................         609,500       7,047,344
 The Wet Seal, Inc., Class A (a) ...............         327,000       9,871,312
                                                                     -----------
                                                                      32,270,981
                                                                     -----------
STEEL--0.9%
 WHX Corp. (a) .................................       1,340,000      13,483,750
                                                                     -----------
TECHNOLOGY--0.5%
 VLSI Technology, Inc. (a) .....................         656,500       7,180,469
                                                                     -----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                                             SHARES         VALUE
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO (CONTINUED)
TELECOMMUNICATIONS--2.5%
 Associated Group, Inc.,
  Class B (a) ..............................           298,500     $  12,686,250
 NTL, Inc. (a) .............................           161,700         9,125,944
 Vanguard Cellular Systems,
  Inc. (a) .................................           605,600        15,632,050
 Verbex Voice Systems,
  Inc., (a), (h) ...........................           180,501                 0
                                                                   -------------
                                                                      37,444,244
                                                                   -------------
TELECOMMUNICATIONS EQUIPMENT--1.3%
 Allen Telecom, Inc. (a) ...................           704,765         4,713,116
 Oak Industries, Inc. (a) ..................           404,885        14,170,975
                                                                   -------------
                                                                      18,884,091
                                                                   -------------
TRANSPORTATION--1.0%
 Budget Group, Inc., Class A (a) ...........           538,400         8,547,100
 Pittston Burlington Group .................           596,520         6,636,285
                                                                   -------------
                                                                      15,183,385
                                                                   -------------
UTILITIES--1.9%
 Calpine Corp. (a) .........................           668,200        16,872,050
 Sierra Pacific Resources ..................           317,800        12,076,400
                                                                   -------------
                                                                      28,948,450
                                                                   -------------
WHOLESALE TRADE--0.4%
 Unisource Worldwide, Inc. .................           927,700         6,725,825
                                                                   -------------

TOTAL COMMON STOCKS
  (Identified
   cost $1,332,063,345) ....................                       1,419,672,088
                                                                   -------------
PREFERRED STOCKS--0.0%
 Verbex Voice Systems,
  Inc. Series F (a), (h)
  (Identified cost $1,500,000) .............           687,285                 0
                                                                   -------------

                                                  PRINCIPAL
                                                   AMOUNT
DESCRIPTION                                         (000)             VALUE
--------------------------------------------------------------------------------
CONVERTIBLE BONDS--0.6%
COMMUNICATIONS--0.6%
 International Cable Tel, Inc.,
  7.00%, 06/15/08 (a) ...................          $  5,589       $    8,439,390
                                                                  --------------
RESTAURANTS, LODGING &
  ENTERTAINMENT--0.0%
 Interactive Light Holdings, Inc.,
  8.00%, 01/25/99 (a), (h) ..............             1,000              500,000
                                                                  --------------
TELECOMMUNICATIONS--0.0%
 Verbex Voice Systems, Inc.,
  10.00%, 12/31/95 (a), (h) .............               100                    0
                                                                  --------------
TOTAL CONVERTIBLE BONDS
 (Identified
 cost $6,689,000) .......................                              8,939,390
                                                                  --------------
REPURCHASE AGREEMENT--4.7%
 State Street Bank and Trust
  Company, 4.75%, 01/04/99,
  (Dated 12/31/98, collateral-
  ized by $21,000,000 United
  States Treasury Note, 0.000%,
  07/01/99, with a value of
  $21,309,500, and
  $45,510,000 United States
  Treasury Note, 5.625%,
  12/31/99, with a value of
  $45,908,213, and
  $5,210,000 United States
  Treasury Note, 0.000%,
  06/17/99, with a value of
  $5,103,195) (Identified
  cost $70,890,000) .....................            70,890           70,890,000
                                                                  --------------
TOTAL INVESTMENTS
 (Identified
 cost $1,409,642,345) (b) ...............              99.6%      $1,499,501,478
CASH AND OTHER ASSETS IN
  EXCESS OF LIABILITIES .................               0.4            5,548,791
                                              --------------      --------------
NET ASSETS ..............................             100.0%      $1,505,050,269
                                              ==============      ==============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                                               SHARES       VALUE
--------------------------------------------------------------------------------
LAZARD BANTAM VALUE PORTFOLIO
COMMON STOCKS--92.0%
APPAREL & TEXTILES--6.9%
 Candie's, Inc. (a) ...............................      365,800     $1,371,750
 Novel Denim Holdings, Ltd. (a)                           60,600      1,287,750
 Stride Rite Corp. ................................      113,300        991,375
 Tefron, Ltd. (a) .................................      150,300        986,344
                                                                     ----------
                                                                      4,637,219
                                                                     ----------
AUTO PARTS--6.6%
 Dura Automotive Systems,
  Inc. (a) ........................................       54,900      1,873,462
 Excel Industries, Inc. ...........................      146,200      2,558,500
                                                                     ----------
                                                                      4,431,962
                                                                     ----------
BANKING--0.8%
 Republic Banking Corp. ...........................       47,500        504,688
                                                                     ----------
BUSINESS SERVICES AND SUPPLIES--7.0%
 Box Hill Systems Corp. (a) .......................      222,400      1,195,400
 GP Strategies Corp. (a) ..........................      118,800      1,782,000
 Paxar Corp. (a) ..................................       68,900        615,794
 Vanstar Corp. (a) ................................      116,400      1,076,700
                                                                     ----------
                                                                      4,669,894
                                                                     ----------
COMMERCIAL SERVICES--1.4%
 Inacom Corp. (a) .................................       62,600        931,175
                                                                     ----------
DRUGS & HEALTH CARE--9.7%
 Apria Healthcare Group,
  Inc. (a) ........................................      432,300      3,863,681
 CorVel Corp. (a) .................................       74,000      2,608,500
                                                                     ----------
                                                                      6,472,181
                                                                     ----------
EDUCATION--3.4%
 Career Education Corp. (a) .......................       76,000      2,280,000
                                                                     ----------
ENGINEERING & CONSTRUCTION--3.1%
 EMCOR Group, Inc. (a) ............................      130,000      2,096,250
                                                                     ----------

HOTELS & RESTAURANTS---2.0%
 NPC International, Inc. (a) ......................      112,000     $1,351,000
                                                                     ----------
INDUSTRIAL & MACHINERY--2.9%
 OmniQuip International, Inc. .....................      127,700      1,915,500
                                                                     ----------
INSURANCE--5.4%
 Delphi Financial Group, Inc.,
  Class A .........................................       29,011      1,521,264
 ESG Re, Ltd. .....................................       47,400        959,850
 Stirling Cooke Brown
  Holdings, Ltd. ..................................       64,000      1,112,000
                                                                     ----------
                                                                      3,593,114
                                                                     ----------
LEISURE TIME--8.8%
 Carmike Cinemas, Inc.,
  Class A (a) .....................................       77,700      1,578,281
 Powerhouse Technologies,
  Inc. (a) ........................................      170,300      2,469,350
 Steinway Musical
  Instruments, Inc. (a) ...........................       42,900      1,115,400
 Trendwest Resorts, Inc. (a) ......................       56,300        703,750
                                                                     ----------
                                                                      5,866,781
                                                                     ----------
MANUFACTURING--9.5%
 Ballantyne of Omaha, Inc. (a) ....................      235,700      2,077,106
 Hawk Corp., Class A (a) ..........................      120,700      1,010,863
 Regal-Beloit Corp. ...............................       65,200      1,499,600
 Varlen Corp. .....................................       76,750      1,770,047
                                                                     ----------
                                                                      6,357,616
                                                                     ----------
MEDICAL SUPPLIES--3.0%
 ADAC Laboratories (a) ............................       87,900      1,755,253
 The West Company, Inc. ...........................        5,968        212,983
                                                                     ----------
                                                                      1,968,236
                                                                     ----------
OIL & GAS--3.3%
 Atwood Oceanics, Inc. (a) ........................       61,300      1,042,100
 Louis Dreyfus Natural Gas
  Corp. (a) .......................................       82,000      1,168,500
                                                                     ----------
                                                                      2,210,600
                                                                     ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                                           SHARES      VALUE
------------------------------------------------------------- -------------
LAZARD BANTAM VALUE PORTFOLIO (CONTINUED)
RETAIL TRADE--6.9%
 Grand Union Co. (a) ..............................       97,000   $ 1,188,250
 The Elder-Beerman Stores
  Corp. (a) .......................................      147,400     1,704,312
 Vans, Inc. (a) ...................................      250,000     1,718,750
                                                                   -----------
                                                                     4,611,312
                                                                   -----------
STEEL--2.3%
 WHX Corp. (a) ....................................      152,000     1,529,500
                                                                   -----------
TELECOMMUNICATIONS EQUIPMENT--2.7%
 Allen Telecom, Inc. (a) ..........................      268,000     1,792,250
                                                                   -----------
TOYS & AMUSEMENTS--2.1%
 Midway Games, Inc. (a) ...........................      129,100     1,420,100
                                                                   -----------
TRANSPORTATION--4.2%
 Budget Group, Inc., Class A (a)                          82,900     1,316,038
 Genesee & Wyoming, Inc.,
  Class A (a) .....................................       63,000       803,250
 Interpool, Inc. ..................................       39,000       653,250
                                                                   -----------
                                                                     2,772,538
                                                                   -----------
TOTAL COMMON STOCKS
 (Identified cost $66,553,100).....................                 61,411,916
                                                                   -----------

                                     PRINCIPAL
                                      AMOUNT
DESCRIPTION                            (000)        VALUE
---------------------------------  ------------ -------------
REPURCHASE AGREEMENT--7.7%
 State Street Bank and Trust
  Company, 4.75%, 01/04/99,
  (Dated 12/31/98, collateral-
  ized by $5,125,000 United
  States Treasury Note, 5.750%,
  11/15/00, with a value of
  $5,261,745) (Identified cost
  $5,157,000)....................  $ 5,157      $ 5,157,000
                                                -----------
TOTAL INVESTMENTS
 (Identified cost
  $71,710,100) (b) ..............    99.7%      $66,568,916
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES .................     0.3           225,326
                                   -------      -----------
NET ASSETS ......................   100.0%      $66,794,242
                                   =======      ===========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                               SHARES               VALUE
--------------------------------  -------------------- ---------------------
LAZARD GLOBAL EQUITY PORTFOLIO
COMMON STOCKS--96.8%
AUSTRALIA--1.2%
 Broken Hill Proprietary
  Company, Ltd. ................          36,541       $ 269,126
                                                       ---------
FRANCE--7.1%
 Alcatel Alsthom (Cie Generale)            1,560         190,850
 Axa-UAP .......................           1,870         270,918
 Banque Nationale de Paris .....           3,540         291,380
 Cie de Saint Gobain ...........             850         119,952
 Cie Generale des Eaux .........           1,250         324,182
 Elf Aquitaine SA ..............           1,850         213,754
 Rhone-Poulenc SA ..............           3,798         195,368
                                                       ---------
 TOTAL FRANCE ..................                       1,606,404
                                                       ---------
GERMANY--5.5%
 Allianz AG ....................             680         249,298
 DaimlerChrysler AG (a) ........           2,709         267,389
 Hoechst AG ....................           4,500         186,577
 Siemens AG ....................           3,000         193,508
 Thyssen AG ....................             800         148,374
 Viag AG .......................             350         205,178
                                                       ---------
 TOTAL GERMANY .................                       1,250,324
                                                       ---------
HONG KONG--1.0%
 HSBC Holdings, Ltd. ...........           8,926         222,355
                                                       ---------
ITALY--3.3%
 Ente Nazionale Idrocarburi
  SPA (ENI) ....................          33,700         220,121
 Instituto Bancario San Paolo
  di Torino (a) ................          15,800         279,029
 Telecom Italia SPA ............          40,600         255,369
                                                       ---------
 TOTAL ITALY ...................                         754,519
                                                       ---------
JAPAN--7.3%
 Matsushita Electric Industrial
  Company, Ltd. ................          16,000         282,919

 Nippon Telegraph & Telephone
  Corp. ........................              24       $ 185,122
 NTT Mobile Communications .....               6         246,793
 Omron Corp. ...................           9,000         123,238
 Promise Company, Ltd. .........           3,190         165,919
 Ricoh Company, Ltd. ...........          31,000         285,732
 Sony Corp. ....................           2,500         181,999
 Sumitomo Trust & Banking,
  Ltd. .........................          45,000         119,416
 Sumitomo Trust & Banking,
  Ltd. (a) .....................               1          42,902
                                                       ---------
 TOTAL JAPAN ...................                       1,634,040
                                                       ---------
NETHERLANDS--3.2%
 Heineken NV ...................           5,862         352,587
 ING Groep NV ..................           1,900         115,798
 Philips Electronics NV ........           3,600         241,444
                                                       ---------
 TOTAL NETHERLANDS .............                         709,829
                                                       ---------
SPAIN--3.9%
 Corporacion Bancaria de
  Espana SA (Argentaria) .......          11,500         297,372
 Endesa SA .....................           8,100         214,298
 Telefonica de Espana ..........           8,227         365,271
 Telefonica SA, rights (a) .....           8,227           7,294
                                                       ---------
 TOTAL SPAIN ...................                         884,235
                                                       ---------
SWEDEN--3.1%
 ABB AB ........................          13,800         146,920
 Astra AB ......................          10,513         213,500
 Svenska Handelsbanken,
  Series A .....................           5,900         248,351
 Volvo AB, Series B ............           3,800          86,993
                                                       ---------
 TOTAL SWEDEN ..................                         695,764
                                                       ---------
SWITZERLAND--3.9%
 Nestle SA .....................             133         289,488
 Roche Holding AG ..............              18         219,612
 Zurich Versicherungs -
  Gesellschaft (a) .............             512         379,052
                                                       ---------
 TOTAL SWITZERLAND .............                         888,152
                                                       ---------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                                   SHARES           VALUE
--------------------------------------------------------------------------------
LAZARD GLOBAL EQUITY PORTFOLIO (CONTINUED)
UNITED KINGDOM--12.8%
 Allied Zurich PLC (a) .............            8,300      $   124,728
 B.A.T Industries PLC ..............           24,900          219,256
 British Aerospace PLC .............           31,300          266,770
 British Petroleum Company
  PLC ..............................           15,100          224,781
 Cadbury Schweppes PLC .............           14,942          255,695
 Diageo PLC ........................           21,048          233,420
 EMI Group PLC .....................           16,800          112,484
 Granada Group PLC .................           14,400          252,401
 National Westminster Bank
  PLC ..............................           13,600          263,233
 Prudential Corporation PLC ........           25,500          388,990
 Royal & Sun Alliance Insurance
  Group PLC ........................           29,400          239,342
 Unilever PLC ......................           26,200          294,690
                                                           -----------
 TOTAL UNITED KINGDOM ..............                         2,875,790
                                                           -----------
UNITED STATES--44.5%
 Aetna, Inc. .......................            2,750          216,219
 AlliedSignal, Inc. ................            3,900          172,819
 American Home Products
  Corp. ............................            8,400          473,025
 AT&T Corp. ........................            6,600          496,650
 BankAmerica Corp. .................            3,930          236,291
 Bell Atlantic Corp. ...............            8,100          429,300
 Bristol-Myers Squibb Co. ..........            1,800          240,863
 Chase Manhattan Corp. .............            4,900          333,506
 Citigroup, Inc. ...................            5,850          289,575
 Exxon Corp. .......................            3,000          219,375
 Federated Department Stores,
  Inc. (a) .........................            4,800          209,100
 First Data Corp. ..................            9,000          285,187
 First Union Corp. .................            3,900          237,169
 Fleet Financial Group, Inc. .......            7,300          326,219
 FPL Group, Inc. ...................            3,300          203,363
 General Motors Corp. ..............            5,000          357,812
 Halliburton Co. ...................            3,600          106,650
 Hewlett-Packard Co. ...............            4,000          273,250
 Honeywell, Inc. ...................            2,800          210,875
 International Business
  Machines Corp. ...................            2,420          447,095
 Johnson & Johnson .................            4,400          369,050
 McDonald's Corp. ..................            5,100          390,787
 Merck & Company, Inc. .............            2,000          295,375
 Minnesota Mining &
  Manufacturing Co. ................            2,600          184,925
 Mobil Corp. .......................            4,900          426,912
 Motorola, Inc. ....................            5,100          311,419
 Philip Morris Companies, Inc. .....            7,790          416,765
 Sears, Roebuck & Co. ..............            6,470          274,975
 Southern Co. ......................            1,200           34,875
 Texas Instruments, Inc. ...........            4,100          350,806
 The Hartford Financial
  Services Group, Inc. .............            5,560          305,105
 Toys "R" Us, Inc. (a) .............           12,100          204,188
 TRW, Inc. .........................            4,000          224,750
 United Technologies Corp. .........            4,300          467,625
                                                           -----------
 TOTAL UNITED STATES ...............                        10,021,900
                                                           -----------
TOTAL COMMON STOCKS
 (Identified cost $18,858,067)......                        21,812,438
                                                           -----------
                                           PRINCIPAL
                                             AMOUNT
                                                 (000)
                                           ----------
REPURCHASE AGREEMENT--2.4%
 State Street Bank and Trust
  Company, 4.75%, 01/04/99,
  (Dated 12/31/98, collateralized
  by $540,000 United States
  Treasury Note, 5.625%,
  12/31/99, with a value of
  $545,400) (Identified cost
  $531,000).........................        $     531          531,000
                                                           -----------
TOTAL INVESTMENTS
 (Identified cost $19,389,067) (b)               99.2%     $22,343,438
CASH AND OTHER ASSETS
 IN EXCESS OF LIABILITIES ..........               0.8         190,858
                                           -----------     -----------
NET ASSETS .........................            100.0%     $22,534,296
                                           ===========     ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                                SHARES             VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL EQUITY PORTFOLIO
COMMON STOCKS--97.6%
AUSTRALIA--2.1%
 Broken Hill Proprietary
  Company, Ltd. .....................   5,093,963          $37,517,214
 Westpac Banking Corporation,
  Ltd. ..............................   3,669,600           24,555,446
                                                           -----------
 TOTAL AUSTRALIA ....................                       62,072,660
                                                           -----------
DENMARK--1.3%
 Unidanmark, Class A ................     419,700           37,918,938
                                                           -----------
FINLAND--1.0%
 Merita, Ltd. .......................   2,200,000           13,892,920
 UPM-Kymmene OYJ ....................     559,600           15,584,075
                                                           -----------
 TOTAL FINLAND ......................                       29,476,995
                                                           -----------
FRANCE--15.6%
 Alcatel Alsthom (Cie Generale) .....     337,540           41,294,466
 Axa-UAP ............................     363,100           52,604,364
 Banque Nationale de Paris ..........     663,922           54,647,989
 Cie de Saint Gobain ................     314,630           44,400,478
 Cie Generale des Eaux ..............     336,492           87,267,644
 Elf Aquitaine SA ...................     438,100           50,619,317
 Michelin, Class B ..................     510,900           20,423,207
 Rhone-Poulenc SA ...................   1,244,690           64,026,622
 Suez Lyonnaise des Eaux ............     203,100           41,702,522
                                                           -----------
 TOTAL FRANCE .......................                      456,986,609
                                                           -----------
GERMANY--10.5%
 Allianz AG .........................     114,156           41,851,264
 DaimlerChrysler AG (a) .............     430,043           42,446,942
 Hoechst AG .........................   1,300,200           53,908,448
 Metro AG ...........................     922,924           73,652,281
 Siemens AG .........................     660,400           42,597,504
 Thyssen AG .........................     114,000           21,143,286
 Viag AG ............................      54,115           31,723,482
                                                           -----------
 TOTAL GERMANY ......................                      307,323,207
                                                           -----------
HONG KONG--1.0%
 HSBC Holdings, Ltd. ................   1,117,148          $27,829,207
                                                           -----------
ITALY--6.0%
 Ente Nazionale Idrocarburi SPA
  (ENI) .............................   6,544,800           42,749,306
 Instituto Bancario San Paolo
  di Torino (a) .....................   3,695,500           65,262,693
 Telecom Italia SPA .................  10,507,400           66,090,272
                                                           -----------
 TOTAL ITALY ........................                      174,102,271
                                                           -----------
JAPAN--14.5%
 Asahi Breweries, Ltd. ..............   2,393,000           35,244,096
 Japan Tobacco, Inc. ................       5,083           50,807,519
 Matsushita Electric Industrial
  Company, Ltd. .....................   1,861,000           32,907,023
 Nintendo Co. .......................     340,700           33,000,133
 Nippon Telegraph & Telephone
  Corp. .............................       3,193           24,628,890
 Nissan Motor Company, Ltd. .........   4,495,000           13,757,364
 NTT Mobile Communications ..........       1,093           44,957,541
 Omron Corp. ........................   1,225,000           16,773,994
 Orix Corp. .........................     611,300           45,637,965
 Promise Company, Ltd. ..............     569,600           29,626,254
 Ricoh Company, Ltd. ................   4,400,000           40,555,506
 Sony Corp. .........................     510,800           37,186,059
 Sumitomo Trust & Banking, Ltd.         7,369,000           19,555,064
                                                           -----------
 TOTAL JAPAN ........................                      424,637,408
                                                           -----------
MALAYSIA--0.3%
 Genting Berhad .....................   4,167,500            9,047,862
                                                           -----------
NETHERLANDS--3.4%
 Heineken NV ........................     865,775           52,074,613
 ING Groep NV .......................     252,600           15,395,060
 Philips Electronics NV .............     483,800           32,447,331
                                                           -----------
 TOTAL NETHERLANDS ..................                       99,917,004
                                                           -----------
SINGAPORE--0.9%
 United Overseas Bank, Ltd. .........   4,096,800           26,302,895
                                                           -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                               SHARES               VALUE
-------------------------------------  ------------------- ---------------------
LAZARD INTERNATIONAL EQUITY
PORTFOLIO (CONTINUED)

SPAIN--6.0%
 Corporacion Bancaria de
  Espana SA (Argentaria) ............  2,332,400           $  60,312,201
 Endesa SA ..........................  1,585,900              41,957,388
 Telefonica de Espana ...............  1,649,618              73,241,553
 Telefonica SA, rights (a) ..........  1,649,618               1,462,510
                                                           -------------
 TOTAL SPAIN ........................                        176,973,652
                                                           -------------
SWEDEN--7.1%
 ABB AB .............................  2,968,000              31,598,562
 Astra AB ...........................  2,601,666              52,835,133
 Electrolux AB, Series B ............  2,353,100              40,401,912
 Nordbanken Holding AB ..............  2,291,600              14,666,601
 Svenska Handelsbanken,
  Series A ..........................  1,048,500              44,134,871
 Volvo AB, Series B .................  1,026,900              23,508,690
                                                           -------------
 TOTAL SWEDEN .......................                        207,145,769
                                                           -------------
SWITZERLAND--6.1%
 Nestle SA ..........................     14,754              32,113,606
 Roche Holding AG ...................      3,082              37,602,329
 SGS Holding SA .....................     15,093              14,777,670
 SMH AG .............................     21,115              13,065,262
 Zurich Versicherungs-
  Gesellschaft ......................    109,630              81,163,070
                                                           -------------
 TOTAL SWITZERLAND ..................                        178,721,937
                                                           -------------
UNITED KINGDOM--21.8%
 Allied Zurich PLC (a) ..............  2,063,550              31,009,819
 B.A.T Industries PLC ...............  4,823,150              42,470,003
 British Aerospace PLC ..............  9,277,948              79,076,048
 British Petroleum Company PLC         3,542,300              52,731,364
 Cadbury Schweppes PLC ..............  1,246,431              21,329,522
 Diageo PLC .........................  3,950,194              43,807,186
 EMI Group PLC ......................  1,805,700              12,090,000
 Granada Group PLC ..................  2,698,000              47,290,081
 Great Universal Stores PLC .........  3,020,600              31,867,104
 Imperial Chemical Industries
  PLC ...............................  3,754,300              32,528,119
 Mirror Group PLC ...................  3,504,300               8,747,650
 National Westminster Bank PLC         2,836,900              54,909,262
 Prudential Corporation PLC .........  3,804,500              58,035,849
 Royal & Sun Alliance Insurance
  Group PLC .........................  5,400,300              43,963,233
 Siebe PLC ..........................  9,911,700              38,945,291
 Unilever PLC .......................  3,376,400              37,976,787
                                                           -------------
 TOTAL UNITED KINGDOM ...............                        636,777,318
                                                           -------------
 TOTAL COMMON STOCKS
  (Identified cost
  $2,363,965,380)....................                      2,855,233,732
                                                           -------------
                                       PRINCIPAL
                                         AMOUNT
                                         (000)
                                     -------------
 REPURCHASE AGREEMENT--2.2%
 State Street Bank and Trust
  Company, 4.75%, 01/04/99,
  (Dated 12/31/98, collateralized
  by $13,895,000 United States
  Treasury Note, 6.375%,
  05/15/00, with a value of
  $14,346,588, and
  $50,560,000 United States
  Treasury Note, 5.625%,
  12/31/99, with a value of
  $51,002,400) (Identified cost
  $64,064,000) ..................... $ 64,064           64,064,000
                                                        ----------
TOTAL INVESTMENTS
 (Identified
  cost $2,428,029,380) (b) .........    99.8%       $2,919,297,732
 CASH AND OTHER ASSETS IN EXCESS
  OF LIABILITIES ...................     0.2             7,294,704
                                     --------       --------------

 NET ASSETS ........................   100.0%       $2,926,592,436
                                     ========       ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                                   SHARES          VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
COMMON STOCKS--94.5%
AUSTRALIA--2.9%
 Cochlear, Ltd. .....................         931,000      $5,248,606
                                                           ----------
AUSTRIA--1.0%
 KTM Motorradholding AG .............          26,500       1,783,317
                                                           ----------
CANADA--2.5%
 Club Monaco, Inc. (a), (c) .........         364,200       1,846,614
 Maple Leaf Foods, Inc. .............         146,186       1,410,693
 Queensway Financial Holdings,
  Ltd. (a) ..........................          80,000       1,256,133
                                                           ----------
 TOTAL CANADA .......................                       4,513,440
                                                           ----------
DENMARK--0.7%
 Falck AS ...........................          14,894       1,205,225
                                                           ----------
FINLAND--5.4%
 Amer Group, Ltd. ...................         191,400       1,978,188
 Asko OYJ-A, Class A ................         101,730       1,729,749
 Rocla OY (a) .......................         161,500       1,140,224
 Sampo Insurance Company, Ltd.                 61,800       2,345,224
 Santasalo-JOT Group ................         137,000         838,282
 Vaisala OY .........................          21,400       1,762,699
                                                           ----------
 TOTAL FINLAND ......................                       9,794,366
                                                           ----------
FRANCE--6.0%
 C.E.A. Industries ..................          16,871       2,063,989
 Carbone-Lorraine ...................          46,900       2,222,948
 Cie des Signaux SA .................          39,700       2,911,286
 Compagnie Plastic-Omnium SA                   13,860       1,326,256
 SCOR SA ADR (a) ....................          33,500       2,240,313
                                                           ----------
 TOTAL FRANCE .......................                      10,764,792
                                                           ----------
GERMANY--10.0%
 Data Modul AG ......................          31,974       1,304,591
 Fielmann AG ........................          62,300       2,990,520
 Hawesko Holding AG (a) .............          62,700       3,498,800
 Holsten Brauerei AG ................             337          69,802
 Kamps AG (a) .......................          19,500       1,263,651
 KSB AG .............................           7,850      $1,332,983
 Marseille-Kliniken AG ..............         286,200       5,151,806
 Prosieben Media AG .................          54,400       2,513,381
                                                           ----------
 TOTAL GERMANY ......................                      18,125,534
                                                           ----------
HONG KONG--2.5%
 CDL Hotels International, Ltd. .....       4,976,600       1,278,258
 Esprit Asia Holdings, Ltd. .........       5,803,500       2,509,387
 Peregrine Investment Holdings,
  Ltd. (d) ..........................       2,163,800               0
 Shaw Brothers (Hong Kong), Ltd.            1,479,500         639,724
                                                           ----------
 TOTAL HONG KONG ....................                       4,427,369
                                                           ----------
IRELAND--2.7%
 Adare Printing Group PLC ...........         308,000       2,702,558
 Anglo Irish Bank Corporation
  PLC ...............................         754,000       2,175,431
                                                           ----------
 TOTAL IRELAND ......................                       4,877,989
                                                           ----------
ITALY--7.5%
 Banca Popolare di Brescia ..........         215,400       5,250,005
 Industrie Natuzzi SPA ..............          98,800       2,457,650
 Interpump Group SPA ................         352,000       1,724,395
 Manuli Rubber Industries
  SPA (a) ...........................         699,800       2,581,741
 Premafin Finanziaria SPA (a) .......       1,805,000       1,561,069
                                                           ----------
 TOTAL ITALY ........................                      13,574,860
                                                           ----------
JAPAN--4.8%
 Aderans Company, Ltd. ..............          93,700       2,909,217
 Honma Golf Company, Ltd. ...........          30,600         148,872
 Kawasumi Laboratories ..............          66,000       1,296,064
 Laox ...............................         160,000       1,174,702
 Paris Miki, Inc. ...................         137,900       3,171,517
                                                           ----------
 TOTAL JAPAN ........................                       8,700,372
                                                           ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                                    SHARES           VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL SMALL CAP
PORTFOLIO (CONTINUED)
NETHERLANDS--5.0%
 Avalix Groep NV (a) .................         162,700      $ 1,342,338
 Scala Business Solutions NV,
  3/31/99 warrants (a) ...............          59,100           75,611
 Scala Business Solutions NV,
  3/31/01 warrants (a) ...............          59,100            4,788
 Scala Business Solutions NV (a) .....         505,140        4,570,916
 Telegraaf Holdings ..................         110,100        2,959,520
                                                            -----------
 TOTAL NETHERLANDS ...................                        8,953,173
                                                            -----------
NORWAY--2.8%
 Electric Farm ASA (a) ...............          36,240                0
 P4 Radio Hele Norg ASA (a) ..........         724,800        2,098,519
 Schibsted ASA .......................         240,800        3,042,285
                                                            -----------
 TOTAL NORWAY ........................                        5,140,804
                                                            -----------
PORTUGAL--2.0%
 Campanhia de Seguros Mundial
  Confianca SA (a) ...................         110,600        3,519,135
                                                            -----------
SPAIN--2.5%
 Banco Pastor SA .....................          72,400        4,533,915
                                                            -----------
SWEDEN--6.7%
 Caran AB ............................         221,700        2,728,683
 Elanders AB .........................         124,750        2,333,842
 Getinge Industries AB ...............         184,798        2,774,881
 Industrial & Financial
  Systems AB .........................         239,400        2,755,009
 Monark Stiga AB .....................         348,575        1,540,203
                                                            -----------
 TOTAL SWEDEN ........................                       12,132,618
                                                            -----------
SWITZERLAND--8.4%
 Brauerei Eoichof AG .................           4,228        4,355,114
 Edipresse SA ........................          12,660        3,640,314
 Gretag Imaging Group (a) ............          33,800        2,903,399
 Moevenpick Holding AG ...............           1,730          967,198
 SAIA-Burgess Electronics AG (a)......           5,900        1,460,290
 Swisslog Holding AG (a) .............          19,600        1,854,845
                                                            -----------
 TOTAL SWITZERLAND ...................                       15,181,160
                                                            -----------
TAIWAN--1.1%
 Want Want Holdings, Ltd. ............       1,662,000        1,994,400
                                                            -----------
UNITED KINGDOM--20.0%
 Ashtead Group PLC ...................         605,200        1,377,511
 Carpetright PLC .....................         357,300        1,335,645
 Corporate Services Group PLC ........         463,900        1,173,430
 Denison International PLC,
  ADR (a) ............................         121,500        1,518,750
 Devro PLC ...........................         468,300        1,346,003
 Dialog Corp. PLC ....................         487,000          477,372
 Euromoney Publications PLC ..........          50,644        1,156,928
 Games Workshop Group PLC ............         151,100        1,292,848
 Goode Durrant PLC ...................         346,100        1,575,534
 Hogg Robinson PLC ...................         789,400        2,698,439
 Hozelock Group PLC ..................         531,800        2,650,606
 Jardine Lloyd Thompson
  Group PLC ..........................         769,800        2,442,795
 JBA Holdings PLC ....................         535,900        1,691,660
 Man (E D & F) Group PLC .............         594,500        3,456,970
 Manganese Bronze
  Holdings PLC .......................          82,800          258,621
 Seton Healthcare Group PLC ..........         356,423        4,974,170
 Signet Group PLC, ADR (a) ...........         217,312        3,368,336
 Victrex PLC .........................         779,900        2,163,869
 Westminster Health Care
  Holdings PLC .......................         337,700        1,166,998
                                                            -----------
 TOTAL UNITED KINGDOM ................                       36,126,485
                                                            -----------
 TOTAL COMMON STOCKS
  (Identified cost
   $171,915,228)......................                      170,597,560
                                                            -----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                        PRINCIPAL
                                         AMOUNT
DESCRIPTION                               (000)         VALUE
------------------------------------  ------------ ---------------
LAZARD INTERNATIONAL SMALL CAP
PORTFOLIO (CONTINUED)
REPURCHASE AGREEMENT--5.5%
 State Street Bank and Trust
  Company, 4.75%, 01/04/99,
  (Dated 12/31/98, collateralized
  by $10,300,000 United States
  Treasury Note, 0.000%,
  07/01/99, with a value of
  $10,068,250) (Identified cost
  $9,867,000) ......................  $ 9,867       $  9,867,000
                                                    ------------
 TOTAL INVESTMENTS
  (Identified cost
   $181,782,228) (b) ...............   100.0%       $180,464,560
 LIABILITIES IN EXCESS OF CASH AND
  OTHER ASSETS .....................     0.0             (39,229)
                                      -------       ------------
 NET ASSETS ........................   100.0%       $180,425,331
                                      =======       ============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                                  SHARES              VALUE
--------------------------------------------------------------------------------
LAZARD EMERGING MARKETS PORTFOLIO
COMMON STOCKS--83.2%
ARGENTINA--6.7%
 Quilmes Industrial Quinsasa
  ADR .................................     722,150          $6,725,022
 Telefonica de Argentina SA
  ADR .................................     213,500           5,964,656
 YPF Sociedad Anonima
  Class D ADR .........................     280,300           7,830,881
                                                             ----------
 TOTAL ARGENTINA ......................                      20,520,559
                                                             ----------
BRAZIL--5.8%
 Companhia Cervejaria Brahma,
  ADR .................................     189,700           1,790,294
 Eletropaulo Metropolitana -
  Eletricidade de Sao Paulo SA ........  78,020,000           3,615,923
 Souza Cruz SA ........................     861,700           5,562,576
 Telecomunicacoes Brasileiras
  SA ADR ..............................      95,100           6,912,581
                                                             ----------
 TOTAL BRAZIL .........................                      17,881,374
                                                             ----------
CHILE--4.3%
 AFP Provida SA ADR ...................     420,000           5,643,750
 Banco BHIF ADR .......................     216,900           1,680,975
 Quinenco SA ADR ......................     468,700           3,749,600
 Santa Isabel SA ADR ..................     319,800           2,118,675
                                                             ----------
 TOTAL CHILE ..........................                      13,193,000
                                                             ----------
COLOMBIA--0.9
 Banco Ganadero SA ADR ................     295,300           2,676,156
                                                             ----------
CZECH REPUBLIC--1.3%
 Ceske Energeticke Zavody
  AS (a) ..............................     172,000           3,868,704
                                                             ----------
GREECE--2.9%
 Hellenic Telecommunication
  Organization SA ADR (a) .............      17,500             231,875
 Hellenic Telecommunication
  Organization SA .....................     254,222           6,767,021
 Panafon Hellenic
  Telecommunication Co.
  ADR (a), (c) ........................      69,400           1,839,100
                                                             ----------
 TOTAL GREECE .........................                       8,837,996
                                                             ----------
HONG KONG--4.5%
 Guangshen Railway Company,
  Ltd. ADR ............................     444,300           2,665,800
 Peregrine Investment Holdings,
  Ltd. (d) ............................   2,329,000                   0
 Shenzhen Expressway Co. (a) ..........  21,334,000           4,956,528
 Yue Yuen Industrial Holdings .........   3,191,300           6,055,051
                                                             ----------
 TOTAL HONG KONG ......................                      13,677,379
                                                             ----------
HUNGARY--1.1%
 Magyar Olaj-es Gazipari RT. ..........     120,200           3,295,023
                                                             ----------
INDIA--6.4%
 Hindalco Industries, Ltd GDR .........     264,800           3,031,960
 Larsen & Toubro, Ltd. GDR (c) ........     257,400           1,956,240
 Larsen & Toubro, Ltd. ................     798,000           3,015,752
 Mahanagar Telephone Nigam,
  Ltd. GDR (a), (c) ...................     545,100           6,745,613
 State Bank of India GDR (a), (c) .....     601,700           4,933,940
                                                             ----------
 TOTAL INDIA ..........................                      19,683,505
                                                             ----------
ISRAEL--4.6%
 ECI Telecom, Ltd. ADR ................     241,100           8,589,188
 Supersol, Ltd. ADR ...................     452,600           5,544,350
                                                             ----------
 TOTAL ISRAEL .........................                      14,133,538
                                                             ----------
MALAYSIA--1.3%
 Jaya Tiasa Holdings Berhad ...........   2,980,000           3,960,263
                                                             ----------
MEXICO--15.6%
 Cemex SA de CV .......................   2,158,904           4,652,529
 Fomento Economico Mexicano
  SA ADR ..............................     207,400           5,522,025
 Grupo Financiero Banamex
  Accival SA de CV (a) ................   4,310,100           5,655,728
 Grupo Industrial Maseca SA de
  CV ADR ..............................     689,300           8,573,169


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                                 SHARE               VALUE
------------------------------------------------------------------------------
LAZARD EMERGING MARKETS
PORTFOLIO (CONTINUED)
 Grupo Televisa SA (a) .................    207,700         $ 5,127,594
 Kimberly-Clark de Mexico SA ...........  2,082,800           6,643,432
 Panamerican Beverages, Inc.,
  Class A ADR ..........................    210,300           4,587,169
 Pepsi-Gemex SA de CV GDR ..............    546,800           4,271,875
 Tubos de Acero de Mexico
  SA ADR ...............................    421,400           2,712,762
                                                            -----------
 TOTAL MEXICO ..........................                     47,746,283
                                                            -----------
PERU--2.2%
 Credicorp, Ltd. .......................    162,600           1,463,400
 Telefonica del Peru SA ADR ............    409,200           5,191,725
                                                            -----------
 TOTAL PERU ............................                      6,655,125
                                                            -----------
PHILIPPINES--2.3%
 Benpres Holdings Corp.
  GDR (a), (c) .........................    680,000           2,196,400
 Benpres Holdings Corp. (a) ............ 29,316,000           4,747,836
                                                            -----------
 TOTAL PHILIPPINES .....................                      6,944,236
                                                            -----------
POLAND--3.0%
 Bank Handlowy W. Warszawie ............    542,400           6,691,145
 Telekomunikacja Polska SA
  GDR (a) ..............................    495,300           2,501,265
                                                            -----------
 TOTAL POLAND ..........................                      9,192,410
                                                            -----------
RUSSIA--0.2%
 AO Tatneft ADR ........................    412,300             798,831
                                                            -----------
SOUTH AFRICA--10.1%
 Amalgamated Banks of South
  Africa, Ltd. .........................  1,104,323           5,230,737
 Barlow, Ltd. ..........................    958,515           3,677,646
 JD Group, Ltd. ........................    871,478           3,846,736
 Naspers, Ltd. .........................    873,100           3,409,215
 Rembrandt Group, Ltd. .................    835,200           5,104,528
 Sanlam, Ltd. (a) ......................  3,567,300           3,542,893
 South African Breweries, Ltd. .........    366,200           6,167,265
                                                            -----------
 TOTAL SOUTH AFRICA ....................                     30,979,020
                                                            -----------
SOUTH KOREA--6.6%
 Samsung Electronics Co. ...............    150,215          10,076,767
 SK Telecom Company, Ltd. ..............      8,493           6,224,176
 SK Telecom Company, Ltd. ADR               390,061           3,973,746
                                                            -----------
 TOTAL SOUTH KOREA .....................                     20,274,689
                                                            -----------
THAILAND--1.6%
 Bangkok Expressway Public
  Company, Ltd. (a) ....................  4,871,000           4,824,099
                                                            -----------
VENEZUELA--1.8%
 Compania Anonima Nacional
  Telefonos de Venezuela ADR ...........    145,500           2,591,719
 Mavesa SA ADR .........................    809,000           3,033,750
                                                            -----------
 TOTAL VENEZUELA .......................                      5,625,469
                                                            -----------
 TOTAL COMMON STOCKS
  (Identified cost $309,980,625)........                    254,767,659
                                                            -----------
PREFERRED STOCKS--11.2%
BRAZIL--11.2%
 Banco Bradesco SA ADR .................465,929,611           2,583,571
 Banco Bradesco SA, rights (a) ......... 19,312,382                   0
 Banco Itau SA ......................... 11,786,000           5,754,881
 Cemig Cia Energetica de Minas
  Gerais ...............................224,447,516           4,272,360
 Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar GDR (a) .......................    338,900           5,252,950
 Companhia Cervejaria
  Brahma (a) ...........................  8,091,100           3,535,629
 Companhia Cimento Portland ............ 24,820,000           2,824,423
 Companhia Paranaense de
  Energia-Copel ADR ....................    433,300           3,087,262
 Companhia Riograndense
  Telecom .............................. 10,617,800           3,822,513
 Copel Paranqense de Energia ...........236,399,000           1,702,120
 Telesp Celular SA (a) ................. 36,140,000           1,588,210
                                                            -----------
 TOTAL BRAZIL ..........................                     34,423,919
                                                            -----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
DESCRIPTION                                  SHARES          VALUE
--------------------------------------------------------------------------------
LAZARD EMERGING MARKETS
PORTFOLIO (CONTINUED)
THAILAND--0.0%
 Industrial Finance Corp. of
  Thailand, rights (a) .................  2,031,350       $        0
                                                          ----------
 TOTAL PREFERRED STOCKS
  (Identified cost $53,499,641).........                  34,423,919
                                                          ----------

                                            PRINCIPAL
                                              AMOUNT
                                              (000)
                                         ---------------
CONVERTIBLE BONDS--1.4%
BRAZIL--1.3%
 Telesp de Sao Paulo SA ...............  $ 27,806,118      3,790,174
                                                           ---------
PHILIPPINES--0.1%
 Bacnotan Consolidated
  Industries, 5.50%,
  06/21/04 (c) ........................         1,112        378,080
                                                           ---------
 TOTAL CONVERTIBLE BONDS
  (Identified cost $6,868,313).........                    4,168,254
                                                           ---------

REPURCHASE AGREEMENT--3.5%
 State Street Bank and Trust
  Company, 4.75%, 01/04/99,
  (Dated 12/31/98, collateralized
  by $10,505,000 United States
  Treasury Note, 6.750%,
  04/30/00, with a value of
  $10,925,200) (Identified cost
  $10,708,000).........................  $     10,708   $ 10,708,000
                                                        ------------
 TOTAL INVESTMENTS
  (Identified cost
   $381,056,579) (b) ..................         99.3%   $304,067,832
 CASH AND OTHER ASSETS IN EXCESS
  OF LIABILITIES ......................          0.7       2,156,066
                                            --------    ------------
 NET ASSETS ...........................        100.0%   $306,223,898
                                            ========    ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                      PRINCIPAL
                                                       AMOUNT
DESCRIPTION                                             (000)         VALUE
--------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO
ASSET-BACKED SECURITIES--5.9%
 Chase Manhattan Grantor Trust,
  Series 1996-B, Class A
  6.61%, 09/15/02 .................................... $   516      $ 521,369
 Citibank Credit Card Master
  Trust, Series 1998-1, Class B
  5.95%, 01/15/03 ....................................     993        990,882
 Delta Funding Home Equity
  Loan Trust, Series 1997-3,
  Class A6, 7.72%, 05/25/20 ..........................     394        405,210
 Federal Express Corp. Trust,
  Series 1998-1, Class 1A
  6.72%, 01/15/22 ....................................   1,288      1,343,139
 First USA Credit Card Master
  Trust, Series 1997-6, Class B
  6.58%, 03/17/05 ....................................   1,461      1,497,218
 Fleetwood Credit Grantor Trust,
  Series 1997-B, Class A
  6.40%, 05/15/13 ....................................     566        576,930
 NationsBank Auto Owner Trust,
  Series 1996-A, Class A4
  6.625%, 12/15/00 ...................................     440        443,300
 PNC Student Loan Trust I,
  Series 1997-2, Class A7
  6.728%, 01/25/07 ...................................     867        903,414
 Travelers Bank Credit Card
  Master Trust, Series 1998-1,
  Class A, 6.00%, 01/15/05 ...........................      91         91,487
 UCFC Loan Trust, Series
  1997-C, Class A
  8.00%, 09/15/00 ....................................     578         72,160
                                                                    ---------
TOTAL ASSET-BACKED SECURITIES
 (Identified cost $6,698,101).........................              6,845,109
                                                                    ---------
COLLATERALIZED MORTGAGE OBLIGATIONS--17.8%
 Asset Securitization Corp.:
  Series 1996-D2, Class ACS2
  1.49%, 02/28/26 (e) ................................   2,125        185,274
 Series 1996-MD6, Class A1B
   6.88%, 11/13/29 (e) ...............................     248      $ 260,539
  Series 1996-D3, Class A1A
   7.01%, 10/13/26 ...................................      78         80,855
  Series 1995-MD4, Class A1
   7.10%, 08/13/29 ...................................     309        318,026
  Series 1996-D3, Class A1B
   7.21%, 10/31/26 ...................................     375        401,310
 CS First Boston Mortgage:
  Series 1998-C2
   6.30%, 11/11/30 ...................................     550        560,141
  Series 1997-C1, Class AIB
   7.15%, 08/20/06 (e) ...............................     780        821,574
 DLJ Mortgage Acceptance
  Corp., Series 1993-MF7, Class
  A1, 7.40%, 06/18/03 ................................     328        348,126
 Federal Home Loan Mortgage
  Corp.:
  Series 1679, Class J
   6.00%, 02/15/09 ...................................     359        356,420
  Series 1697, Class D
   6.00%, 03/15/09 ...................................     359        354,175
  Series 1513, Class L
   6.50%, 07/15/07 ...................................     230        235,030
  Series 1478, Class H
   6.50%, 03/15/08 ...................................     373        381,626
  Series G025, Class B
   6.50%, 12/25/08 ...................................     707        716,940
  Series 1519, Class G
   6.75%, 05/15/08 ...................................     619        635,875
  Series 1946, Class PD
   6.75%, 05/15/24 ...................................     683        699,861
  7.00%, 11/01/28 ....................................   6,233      6,356,349
 Federal National Mortgage
  Association REMIC:
  Series 1992-203, Class SA
   3.844%, 11/25/07 (e) ..............................     243         15,739
  Series 1992-129, Class G
   4.00%, 06/25/18 ...................................     423        417,633
  Series 1994-48, Class E
   6.00%, 11/25/08 ...................................     517        521,358


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

===============================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                             PRINCIPAL
                                               AMOUNT
DESCRIPTION                                    (000)                 VALUE
-------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO (CONTINUED)
  Series 1996-40, Class J
   6.00%, 12/25/08 .................      $        840      $  849,450
  Series 1994-28, Class H
   6.25%, 03/25/23 .................               367         369,980
  Series 1993-134, Class K
   6.50%, 05/25/08 .................               295         297,194
  Series 1993-206, Class KA
   6.50%, 12/25/22 .................               502         512,511
  Series 1994-30, Class LC
   6.50%, 07/25/23 .................               363         363,867
  Series 1999-97, Class SA
   10.00%, 04/25/21 ................                37             927
  Series 1991-G13, Class L
   10.095%, 05/25/21 (e) ...........               158          36,418
 First Union Lehman Brothers
  Bank, Series 1998-C2,
  Class A1, 6.28%, 06/18/07 ........             1,015       1,038,705
 G3 Mortgage Reinsurance, Ltd.,
  7.892%, 05/25/08 (c) .............               300         269,156
 GMAC Commercial Mortgage
  Securities, Inc., Series
   1996-C1, Class A2A
   6.79%, 09/15/03 (e) .............               266         275,298
 Headlands Mortgage Securities, Inc.:
  Series 1997-1, Class X1
   0.686%, 03/25/27 ................             4,755          49,890
  Series 1997-4, Class X
   1.121%, 11/25/27 ................             2,790          43,783
 LB Commercial Conduit
  Mortgage Trust, Series
  1996-C2, Class A
   1.00%, 10/25/26 .................               311         328,711
 Merrill Lynch Mortgage
  Investments, Inc.:
  Series 1996-C1, Class IO
   0.736%, 04/25/28 (c), (e) .......             4,489         115,210
  Series 1998-C3, Class A1
   5.65%, 12/15/30 .................             1,000         994,844
 Midland Realty Acceptance
  Corp., Series 1996-C1, Class
   A2, 7.475%, 12/25/05 ............               344         368,479
 Morgan Stanley Capital One, Inc.:
  Series 1998-HF1, Class X
   1.046%, 02/15/18 ................             4,384         258,986
  Series 1996-WF1,Class X
   1.405%, 11/15/28 (c), (e) .......             2,696         157,972
  Series 1997-C1, Class IO
   2.562%, 02/15/20 (e) ............               663           9,336
 Mortgage Capital Funding, Inc.,
  1.367%, 11/20/12 .................             3,378         259,216
 Prudential Home Mortgage
  Security, Series 1993-41,
   Class A5, 0.914%, 10/25/00.......            15,432         111,424
 Structured Asset Securitization
  Corp.:
  Series 1996-CFL, Class X1
   1.461%, 02/25/28 (e) ............             2,067         112,161
  Series 1996-CFL, Class X2
   1.153%, 02/25/28 (e) ............             1,228          27,314
 United States Department
  Veteran Affairs, Series 1997-1,
  Class IO, 0.368%, 02/15/27
  (e) ..............................             8,650          85,155
                                                            ----------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Identified cost $20,995,437).....                        20,602,838
                                                            ----------
CORPORATE BONDS--25.2%
AEROSPACE & DEFENSE--0.7%
 Raytheon Co.,
  6.30%, 03/15/05 ..................               832         858,641
                                                            ----------
BANKING--1.3%
 Capital One Bank:
  6.70%, 05/15/08 ..................               416         402,280
  7.15%, 09/15/06 ..................               268         269,394
 U.S. Bancorp, Inc.,
  7.50%, 06/01/26 ..................               728         831,616
                                                            ----------
                                                             1,503,290
                                                            ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT
DESCRIPTION                                 (000)           VALUE
--------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO (CONTINUED)
BREWERY--0.8%
 Anheuser Busch Company, Inc.,
  7.10%, 06/15/07 ................      $        799      $ 864,150
                                                          ---------
BUILDING & CONSTRUCTION--0.8%
 CSC Holdings, Ltd.,
  10.50%, 05/15/16 ...............               308        361,900
 Penhall Acquisition Corp.,
  12.00%, 08/01/06 (c) ...........               550        517,000
                                                          ---------
                                                            878,900
                                                          ---------
CHEMICALS--0.2%
 Climachem, Inc.,
  10.75%, 12/01/07 ...............               260        261,300
                                                          ---------
COMMUNICATION SERVICES--0.1%
 Talton Holdings, Inc.,
  11.00%, 06/30/07 ...............                73         69,350
                                                          ---------
COMPUTERS & BUSINESS EQUIPMENT--0.3%
 PSINet, Inc.,
  10.00%, 02/15/05 ...............               310        306,900
                                                          ---------
CONTAINERS--0.1%
 Amtrol Acquisition, Inc.,
  10.625%, 12/31/06 ..............                82         79,745
                                                          ---------
ENERGY--0.4%
 Midamerican Energy Co.,
  6.375%, 06/15/06 ...............               454        459,689
                                                          ---------
ENTERTAINMENT--1.3%
 Casino America, Inc.,
  12.50%, 08/01/03 ...............               144        159,120
 Regal Cinemas, Inc.,
  9.50%, 06/01/08 (c) ............               730        751,900
 Station Casinos, Inc.,
  10.125%, 03/15/06 ..............               600        628,500
                                                          ---------
                                                          1,539,520
                                                          ---------
FINANCIAL SERVICES--4.9%
 AT&T Capital Corp.,
  6.60%, 05/15/05 ................               586        561,423
 First USA Trust,
  6.50%, 01/18/06 (c) ............               400        401,380
 Ford Motor Credit Co.,
  6.75%, 05/15/05 ................               743        786,042
 General Motors Acceptance
  Corp.,
   6.75%, 02/07/02 ...............               821        850,408
 Goldman Sachs Group LP,
  6.625%, 12/01/04 (c) ...........               521        532,413
 Heller Financial, Inc.,
  6.50%, 11/01/01 ................               279        284,036
 MBNA Corp.,
  6.75%, 03/15/08 ................               429        418,597
 Republic New York Corp.,
  7.25%, 07/15/02 ................               838        872,398
 Resolution Funding Strips,
  0.00%, 04/15/07 ................             1,248        825,901
 Sears Roebuck Acceptance
  Corp.,
   7.14%, 05/02/03 ...............               149        157,553
                                                          ---------
                                                          5,690,151
                                                          ---------
FOOD & BEVERAGES--0.3%
 Advantica Restaurant Group, Inc.,
  11.25%, 01/15/08 ...............               250        253,125
 Fleming Cos., Inc.,
  10.50%, 12/01/04 ...............                65         61,100
                                                          ---------
                                                            314,225
                                                          ---------
FOOD PROCESSING--0.0%
 Rifkin Acquisitions Partners LP,
  11.125%, 01/15/06 ..............                40         44,000
                                                          ---------
FUNERAL SERVICES--0.3%
 Service Corp. International,
  6.75%, 06/01/01 ................               377        385,863
                                                          ---------



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------





                                             PRINCIPAL
                                               AMOUNT
DESCRIPTION                                    (000)           VALUE
--------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO (CONTINUED)
HEALTHCARE--0.7%
 Dynacare, Inc.,
  10.75%, 01/15/06 .................      $        122      $ 119,560
 Quest Diagnostics, Inc.,
  10.75%, 12/15/06 .................               218        241,980
 Tenet Healthcare Corp.,
  8.625%, 01/15/07 .................               400        418,000
                                                            ---------
                                                              779,540
                                                            ---------
INDUSTRIAL--1.1%
 J.H. Heafner, Inc.,
  10.00%, 05/15/08 (c) .............               310        310,000
 Mediq, Inc.,
  11.00%, 06/01/08 (c) .............               350        336,000
 Pen Holdings, Inc.,
  9.875%, 06/15/08 .................               400        400,000
 Transdigm, Inc.,
  10.375%, 12/01/08 (c) ............               250        251,250
                                                            ---------
                                                            1,297,250
                                                            ---------
INDUSTRIAL & MACHINERY--0.7%
 High Voltage Engineering Corp.,
  10.50%, 08/15/04 .................               374        353,430
 NationsRent, Inc.,
  10.375%, 12/15/08 (c) ............               210        209,475
 United Rentals, Inc.,
  9.25%, 01/15/09 (c) ..............               250        251,875
                                                            ---------
                                                              814,780
                                                            ---------
LEISURE TIME--0.2%
 Booth Creek Ski Holdings, Inc.,
  12.50%, 03/15/07 .................               270        267,300
                                                            ---------
MANUFACTURING--0.0%
 W.R. Carpenter North America,
  Inc., 10.625%, 06/15/07 ..........                54         54,675
                                                            ---------
MORTGAGE BACKED SECURITIES--1.1%
 Associates Corporation North
  America, 6.25%, 11/01/08 .........               645        667,911
 Fort James Corp.,
  6.875%, 09/15/07 .................               636        657,980
                                                            ---------
                                                            1,325,891
                                                            ---------
OIL & GAS--0.7%
 Texaco Capital, Inc.,
  6.00%, 06/15/05 ..................               776        785,180
                                                            ---------
OTHER--0.3%
 RMOF,
  2.16%, 01/31/22 ..................             4,434        321,492
                                                            ---------
RESTAURANTS, LODGING &
  ENTERTAINMENT--0.2%
 American Restaurant Group,
  Inc., 11.50%, 02/15/03 ...........               205        178,350
                                                            ---------
RETAIL--0.9%
 Frank's Nursery & Crafts, Inc.,
  10.25%, 03/01/08 .................               300        295,500
 Home Interiors & Gifts, Inc.,
  10.125%, 06/01/08 (c) ............               300        297,000
 Jitney-Jungle Stores of America,
  Inc., 10.375%, 09/15/07 ..........                15         15,375
 Petro Stopping Centers,
  10.50%, 02/01/07 .................               365        381,425
 Renters Choice, Inc.,
  11.00%, 08/15/08 (c) .............               100        101,500
                                                            ---------
                                                            1,090,800
                                                            ---------
TELECOMMUNICATIONS--3.4%
 Coaxial Communications
  Central Ohio, LLC,
   10.00%, 08/15/06 (c) ............               500        516,250
 Fundy Cable Ltd.,
  11.00%, 11/15/05 .................               452        476,860
 GTE Corp.,
  9.10%, 06/01/03 ..................               395        451,339


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------





                                             PRINCIPAL
                                               AMOUNT
DESCRIPTION                                    (000)                 VALUE
--------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO (CONTINUED)
 ITC Deltacom, Inc.,
  9.75%, 11/15/08 (c) ..............      $        650      $   672,750
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 .................               245          242,550
 TCI Communications, Inc.,
  6.875%, 02/15/06 .................               673          718,138
 US West Communications,
  Inc.,
   5.625%, 11/15/08 ................               836          843,616
                                                            -----------
                                                              3,921,503
                                                            -----------
TRANSPORTATION--0.5%
 Atlantic Express, Inc.,
  10.75%, 02/01/04 .................               407          411,070
 Atlas Air, Inc.,
  9.25%, 04/15/08 ..................               120          119,700
                                                            -----------
                                                                530,770
                                                            -----------
UTILITIES--3.9%
 Calpine Corp.,
  8.75%, 07/15/07 ..................               650          687,921
 GTE North, Inc.,
  6.375%, 02/15/10 .................             1,155        1,223,757
 National Rural Utilities
  Cooperative,
   6.125%, 05/15/05 ................               778          810,256
 Texas Utilities Co., Series B
  6.375%, 10/01/04 .................               821          848,101
 Western Resources, Inc.,
  7.125%, 08/01/09 .................               850          955,952
                                                            -----------
                                                              4,525,987
                                                            -----------
 TOTAL CORPORATE BONDS
  (Identified cost $29,029,261).....                         29,149,242
                                                            -----------
MUNICIPALS--3.6%
 California Department Water
  Resource Center, Series U
   5.00%, 12/01/29 .................               570          563,781
 Denver City & County Airport
  Revenue, Series A
   5.00%, 11/15/25 .................             1,145        1,111,978
 Houston Airport Systems
  Revenue, Series B
   5.00%, 07/01/25 .................               715          694,558
 Long Island Power Authority,
  5.125%, 04/01/11 .................               570          599,919
 Philadelphia Airport Systems
  Revenue, Series A
   5.125%, 07/01/28 ................               570          559,370
 Wayne Charter County Airport
  Revenue, Series A
   5.00%, 12/01/22 .................               585          569,065
                                                            -----------
 TOTAL MUNICIPALS
  (Identified cost $4,133,313)......                          4,098,671
                                                            -----------
MORTGAGE PASS-THROUGH
  SECURITIES--23.5%
 Federal Home Loan Mortgage
  Corp.:
  6.50%, 04/15/11 ..................               682          689,884
  6.50%, 08/01/13 ..................             1,792        1,819,132
  6.50%, 10/01/13 ..................               787          798,670
  6.50%, 11/01/13 ..................               623          632,150
  6.50%, 09/01/28 ..................             1,591        1,603,361
  6.50%, 10/01/28 ..................               442          445,366
  6.50%, 11/01/28 ..................               127          128,813
  6.50%, TBA .......................             1,081        1,096,869
  7.00%, 08/01/09 ..................               877          895,612
  7.00%, 08/01/28 ..................               132          134,786
  7.472%, 09/01/26 (e) .............                70           71,268
  7.50%, 12/01/28 ..................               563          578,128
  7.504%, 11/01/26 (e) .............                92           93,446
  8.00%, 03/01/28 ..................             1,126        1,166,500
 Federal National Mortgage
  Association:
   6.50%, 08/01/28 .................             1,646        1,658,372


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

===============================================================================-
THE LAZARD FUNDS, INC.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------




                                                  PRINCIPAL
                                                    AMOUNT
DESCRIPTION                                         (000)             VALUE
-------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO (CONTINUED)
  6.50%, 09/01/28 ...........................  $      1,605       $  1,617,154
  6.50%, 12/01/28 ...........................         4,031          4,060,698
  7.00%, 05/01/28 ...........................           592            604,004
  7.00%, 08/01/28 ...........................           142            145,723
  7.00%, TBA ................................         1,060          1,082,525
  7.075%, 05/01/06 ..........................           448            480,246
  7.323%, 06/01/25 (e) ......................           117            118,856
  7.467%, 07/01/25 (e) ......................           164            167,281
  8.00%, 12/01/09 ...........................           318            327,595
  8.00%, 06/01/12 ...........................           289            298,022
  8.00%, 12/01/12 ...........................           480            494,325
  10.00%, 08/01/18 ..........................           217             43,757
 Government National Mortgage
  Association:
   1.00%, 06/20/28 ..........................         1,445          1,463,887
  5.50%, 10/20/27 ...........................           864            874,364
  6.50%, 07/20/27 ...........................           216            218,592
  6.50%, 09/20/27 ...........................           324            328,592
  6.625%, 09/20/26 ..........................           294            299,012
  7.00%, 04/15/28 ...........................           860            880,717
  8.00%, 11/15/28 ...........................         1,794          1,865,316
                                                                  ------------
 TOTAL MORTGAGE PASS-THROUGH
  SECURITIES
  (Identified cost $27,180,737)..............                       27,183,023
                                                                  ------------
U.S. GOVERNMENT
  OBLIGATIONS--20.0%
 Tennessee Valley Authority
  Federal,
   0.00%, 11/15/29 ..........................           751            731,767
 United States Treasury Notes:
  3.625%, 07/15/02 ..........................         1,845          1,831,163
  4.75%, 11/15/08 ...........................           110            110,859
  5.75%, 11/15/00 ...........................         2,700          2,752,299
 United States Treasury Strips:
  0.00%, 11/15/04 ...........................        13,564         10,274,458
  0.00%, 05/15/09 ...........................        12,384          7,360,183
                                                                  ------------
 TOTAL U.S. GOVERNMENT
  OBLIGATIONS
  (Identified cost $22,981,825)..............                       23,060,729
                                                                  ------------
REPURCHASE AGREEMENT--4.8%
 State Street Bank and Trust
  Company, 4.75%, 01/04/99,
  (Dated 12/31/98, collateralized
  by $5,950,000 United States
  Treasury Bill, 0.000%,
  12/09/99, with a value of
  $5,703,075) (g) (Identified cost
  $5,588,000)................................         5,588          5,588,000
                                                                  ------------
 TOTAL INVESTMENTS
  (Identified cost $116,606,674)
  (b) .......................................        100.8%       $116,527,612
 LIABILITIES IN EXCESS OF CASH AND
  OTHER ASSETS ..............................         (0.8)           (904,509)
                                               ------------       ------------
 NET ASSETS .................................        100.0%       $115,623,103
                                               ============       ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                                    PRINCIPAL
                                                      AMOUNT
DESCRIPTION                                           (000)          VALUE
--------------------------------------------------------------------------------
LAZARD HIGH YIELD PORTFOLIO
CORPORATE BONDS--88.2%
AEROSPACE & DEFENSE--0.8%
 Sabreliner Corp.,
  11.00%, 06/15/08 (c) .........................   $      400      $ 352,000
                                                                   ---------
AUTOMOTIVE--2.4%
 J.B. Poindexter & Co.,
  12.50%, 05/15/04 .............................          500        470,000
 United Rentals, Inc.,
  9.25%, 01/15/09 (c) ..........................          550        555,500
                                                                   ---------
                                                                   1,025,500
                                                                   ---------
BROADCASTING--4.5%
 Echostar DBS Corp.,
  12.50%, 07/01/02 .............................          400        460,000
 Golden Sky Systems, Inc.,
  12.375%, 08/01/06 (c) ........................          500        512,500
 Paxson Communications Corp.,
  11.625%, 10/01/02 ............................          310        314,650
 Radio Unica Corp.,
  1.00%, 08/01/06 (c) ..........................          250        135,000
 Spanish Broadcasting Systems,
  Inc., 11.00%, 03/15/04 .......................          500        530,000
                                                                   ---------
                                                                   1,952,150
                                                                   ---------
BUILDING & CONSTRUCTION--1.1%
 Penhall Acquisition Corp.,
  12.00%, 08/01/06 (c) .........................          500        470,000
                                                                   ---------
CABLE T.V. OPERATOR--6.3%
 CSC Holdings, Inc.:
  9.875%, 04/01/23 .............................          358        398,275
  10.50%, 05/15/16 .............................          500        587,500
 Fundy Cable, Ltd.,
  11.00%, 11/15/05 .............................          600        633,000
 Coaxial Communications
  Central Ohio, LLC,
  10.00%, 08/15/06 (c) .........................          500        516,250
 Rifkin Acquisitions Partners LP,
  11.125%, 01/15/06 ............................          500        550,000
                                                                   ---------
                                                                   2,685,025
                                                                   ---------
CHEMICALS--2.3%
 Climachem, Inc.,
  10.75%, 12/01/07 .............................          495        497,475
 Geo Specialty Chemicals, Inc.,
  10.125%, 08/01/08 (c) ........................          500        480,000
                                                                   ---------
                                                                     977,475
                                                                   ---------
COMMERCIAL SERVICES--0.6%
 Fisher Scientific International, Inc.,
  9.00%, 02/01/08 (c) ..........................          250        248,750
                                                                   ---------
COMMUNICATION SERVICES--2.5%
 Centennial Cellular Operating Co.
  10.75%, 12/15/08 (c) .........................          600        603,000
 Talton Holdings, Inc.,
  11.00%, 06/30/07 .............................          500        475,000
                                                                   ---------
                                                                   1,078,000
                                                                   ---------
COMPUTER SERVICES--4.0%
 Concentric Network Corp.,
  12.75%, 12/15/07 .............................          500        510,000
 Primark Corp.,
  9.25%, 12/15/08 (c) ..........................          550        550,000
 PSINet, Inc.:
  10.00%, 02/15/05 .............................          140        138,600
  11.50%, 11/01/08 (c) .........................          500        523,750
                                                                   ---------
                                                                   1,722,350
                                                                   ---------
CONSUMER DURABLES--1.2%
 Generac Portable Products LLC,
  11.25%, 07/01/06 (c) .........................          500        500,000
                                                                   ---------
CONTAINERS--2.4%
 Amtrol, Inc.,
  10.625%, 12/31/06 ............................          500        486,250
 Silgan Holdings, Inc.,
  13.25%, 07/15/06 .............................          500        560,000
                                                                   ---------
                                                                   1,046,250
                                                                   ---------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------




                                            PRINCIPAL
                                              AMOUNT
DESCRIPTION                                   (000)           VALUE
--------------------------------------------------------------------------------
LAZARD HIGH YIELD PORTFOLIO (CONTINUED)
ENERGY--0.4%
 Mariner Energy, Inc., Series B
  10.50%, 08/01/06 ................         $     200      $ 166,000
                                                           ---------
ENTERTAINMENT--7.7%
 Casino America, Inc.,
  12.50%, 08/01/03 ................               500        552,500
 Penn National Gaming, Inc.,
  10.625%, 12/15/04 ...............               500        525,000
 Production Resource Group LLC,
  11.50%, 01/15/08 ................               500        490,000
 Regal Cinemas, Inc.:
  8.875%, 12/15/10 ................               150        148,875
  9.50%, 06/01/08 (c) .............               500        515,000
 Station Casinos, Inc.,
  10.125%, 03/15/06 ...............               500        523,750
 TVN Entertainment Corp.,
  14.00%, 08/01/08 ................               500        445,000
 Young America Corp.,
  11.625%, 02/15/06 ...............               300        126,000
                                                           ---------
                                                           3,326,125
                                                           ---------
FOOD & BEVERAGES--4.3%
 Advantica Restaurant Group,
  Inc., 11.25%, 01/15/08 ..........               700        708,750
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 (c) ...........               600        610,500
 American Restaurant Group,
  Inc., 11.50%, 02/15/03 ..........               575        500,250
 Mrs. Field's Original,
  1.00%, 12/01/05 .................                80         45,800
                                                           ---------
                                                           1,865,300
                                                           ---------
HEALTHCARE--5.0%
 Dynacare, Inc.,
  10.75%, 01/15/06 ................               625        612,500
 Fresenius Medical Care Capital
  Trust, 9.00%, 12/01/06 ..........               250        261,250
 Genesis Health Ventures, Inc.,
  9.875%, 01/15/09 (c) ............             1,100      1,061,500
 Tenet Healthcare Corp.,
  8.625%, 01/15/07 ................               200        209,000
                                                           ---------
                                                           2,144,250
                                                           ---------
INDUSTRIAL--11.1%
 Dictaphone Corp.,
  11.75%, 08/01/05 ................               500        375,000
 Globe Holdings, Inc.,
  1.00%, 08/01/09 (c) .............               300        126,000
 Interpool Capital Trust,
  9.875%, 02/15/27 ................               500        440,455
 J.H. Heafner, Inc.,
  10.00%, 05/15/08 ................               650        650,000
 Mediq, Inc.,
  11.00%, 06/01/08 ................               800        768,000
 Morris Material Handling, Inc.,
  9.50%, 04/01/08 .................               450        333,000
 NationsRent, Inc.,
  10.375%, 12/15/08 (c) ...........               600        598,500
 Transdigm, Inc.,
  10.375%, 12/01/08 (c) ...........               375        376,875
 Unisys Corp.,
  11.75%, 10/15/04 ................               600        696,000
 W.R. Carpenter North America,
  Inc., 10.625%, 06/15/07 .........               400        405,000
                                                           ---------
                                                           4,768,830
                                                           ---------
LEISURE TIME--2.1%
 Booth Creek Ski Holdings, Inc.,
  Series B
  12.50%, 03/15/07 ................               900        891,000
                                                           ---------
LODGING & ENTERTAINMENT--1.0%
 Courtyard by Marriott II Ltd.,
  10.75%, 02/01/08 ................               400        414,000
                                                           ---------
MANUFACTURING--5.6%
 Axiohm Transaction Solutions,
  9.75%, 10/01/07 .................               500        472,500
 Exide Corp.,
  10.00%, 4/15/05 .................               500        493,750



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------





                                                 PRINCIPAL
                                                   AMOUNT
DESCRIPTION                                        (000)            VALUE
--------------------------------------------------------------------------------
LAZARD HIGH YIELD PORTFOLIO (CONTINUED)
 Henry Co.,
  10.00%, 04/15/08 .....................         $     500      $  500,000
 High Voltage Engineering
  Corp., 10.50%, 08/15/04 ..............               500         472,500
 Precise Technology, Inc.,
  11.125%, 06/15/07 ....................               500         482,500
                                                                ----------
                                                                 2,421,250
                                                                ----------
MINING--1.3%
 Pen Holdings, Inc.,
  9.875%, 06/15/08 .....................               550         550,000
                                                                ----------
PUBLISHING--1.3%
 T/SF Communications Corp.,
  10.375%, 11/01/07 ....................               550         554,125
                                                                ----------
RETAIL--5.2%
 Frank's Nursery and Crafts, Inc.,
  10.25%, 03/01/08 .....................               350         344,750
 Home Interiors & Gifts, Inc.,
  10.125%, 06/01/08 (c) ................               700         693,000
 Jitney-Jungle Stores of America,
  Inc., 10.375%, 09/15/07 ..............               500         512,500
 Petro Stopping Centers, 10.50%,
  02/01/07 .............................               450         470,250
 Renters Choice, Inc.,
  11.00%, 08/15/08 (c) .................               200         203,000
                                                                ----------
                                                                 2,223,500
                                                                ----------
SECURITY--1.4%
 Loomis Fargo & Co.,
  10.00%, 01/15/04 .....................               600         594,000
                                                                ----------
TELECOMMUNICATIONS--11.3%
 AMSC Acquisition, Inc.,
  12.25%, 04/01/08 .....................               500         310,000
 Dobson Communications Corp.,
  11.75%, 04/15/07 .....................               250         248,750
 Econophone, Inc.,
  13.50%, 07/15/07 .....................               500         511,875
 Facilicom International, Inc.,
  10.50%, 01/15/08 (c) .................               249         201,690
 IPC Information Systems, Inc.,
  1.00%, 05/01/08 (f) ..................               200         126,000
 Iridium LLC,
  10.875%, 07/15/05 ....................               250         212,500
 ITC Deltacom, Inc.:
  9.75%, 11/15/08 (c) ..................               100         103,500
  11.00%, 06/01/07 .....................               500         547,500
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 .....................               500         495,000
 Long Distance International,
  Inc., 12.25%, 04/15/08 (c) ...........               300         250,500
 McLeodUSA, Inc.,
  9.50%, 11/01/08 (c) ..................               300         318,000
 Nextel Communications, Inc.,
  12.00%, 11/01/08 (c) .................               500         552,500
 Pegasus Communications Corp.,
  9.75%, 12/01/06 (c) ..................               500         501,250
 Qwest Communications
  International, Inc.,
   10.875%, 04/01/07 ...................               390         454,350
                                                                ----------
                                                                 4,833,415
                                                                ----------
TRANSPORTATION--1.2%
 Atlantic Express, Inc.,
  10.75%, 02/01/04 .....................               525         530,250
                                                                ----------
TRANSPORTATION & FREIGHT
  SERVICES--1.2%
 Atlas Air, Inc.,
  9.25%, 04/15/08 ......................               500         498,750
                                                                ----------
 TOTAL CORPORATE BONDS
  (Identified cost $38,613,745).........                        37,838,295
                                                                ----------



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------


DESCRIPTION                                      SHARES           VALUE
-------------------------------------------------------------------------------
LAZARD HIGH YIELD PORTFOLIO (CONTINUED)
PREFERRED STOCKS--6.1%
 Adelphia Communications
  Corp. ............................            5,000         $ 590,000
 American Mobile Satellite
  Corp., warrant 4/01/08 (c) .......              500             1,940
 American Restaurant Group,
  Inc., 08/15/08 warrant ...........              200                 2
 American Restaurant Group,
  Inc. .............................              212           212,000
 Dobson Communications Corp.                      272           261,120
 Forman Petroleum Corp.,
  06/01/04 warrant .................              250                 0
 Harborside Healthcare Corp. .......              310           288,300
 High Voltage Engineering Corp......              265           259,700
 Hyperion Telecommunications,
  Inc. .............................              318           252,810
 Jitney-Jungle Stores of America,
  Inc. .............................            1,600           214,400
 Long Distance International,
  Inc., 04/13/08 warrant ...........              300                38
 Nextel Communications, Inc. .......                7             5,775
 Paxson Communications Corp. .......               17            15,385
 Paxson Communications Corp. .......               42           367,500
 S.F. Holdings Group, Inc. (c) .....            1,110             2,220
 S.F. Holdings Group, Inc. .........              330           145,200
                                                              ---------
TOTAL PREFERRED STOCKS
 (Identified cost $2,986,601).......                          2,616,390
                                                              ---------


                                               PRINCIPAL
                                                AMOUNT
DESCRIPTION                                      (000)        VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--3.6%
 State Street Bank and Trust
  Company, 4.75%, 01/04/99,
  (Dated 12/31/98, collateralized
  by $1,530,000 United States
  Treasury Note, 6.375%,
  05/15/00, with a value of
  $1,579,725) (Identified cost
  $1,545,000)....................            $ 1,545      $ 1,545,000
                                                          -----------
 TOTAL INVESTMENTS
  (Identified cost
   $43,145,346) (b)..............              97.9%      $41,999,685
 CASH AND OTHER ASSETS IN EXCESS
  OF LIABILITIES ................               2.1           883,878
                                             -------      -----------
 NET ASSETS .....................             100.0%      $42,883,563
                                             =======      ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                           PRINCIPAL
                                             AMOUNT
DESCRIPTION                                  (000)                VALUE
-------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME
PORTFOLIO
CURRENCY DENOMINATED BONDS--88.9%
ARGENTINE PESO--1.1%
 Argentina Bocon, (USD),
  5.01%, 09/01/02 (e) ............         $      35      $   38,220
 Argentina Resolution Co.,
  0.00%, 07/01/99 ................               125         118,807
 Mastellone Hermanos SA,
  11.75%, 04/01/08 ...............               239         192,395
 Republic of Argentina:
  3.01%, 04/01/01 (e) ............               816         563,547
  3.01%, 09/01/02 (e) ............               103          96,547
  3.01%, 04/01/07 (e) ............               385         284,259
 Republic of Argentina, (USD),
  6.188%, 03/31/05 (e) ...........                51          43,707
                                                          ----------
 TOTAL ARGENTINE PESO ............                         1,337,482
                                                          ----------
AUSTRALIAN DOLLAR--1.2%
 Commonwealth of Australia,
  9.50%, 08/15/03 (g) ............             1,988       1,455,836
                                                          ----------
AUSTRIAN SCHILLING--1.2%
 Republic of Austria,
  8.00%, 03/18/02 ................            14,670       1,421,393
                                                          ----------
BELGIAN FRANC--2.7%
 Kingdom of Belgium,
  5.75%, 03/28/08 ................            97,496       3,180,395
                                                          ----------
BRITISH POUND--9.6%
 Bayerische Landesbank
  Girozentrale,
   6.875%, 06/07/02 ..............               826       1,428,929
 Birmingham Midshires Building
  Society,
   9.125%, 01/05/06 ..............               150         293,290
 Brunner Mond Group PLC,
  12.50%, 07/15/08 ...............               198         299,352
 Chelsea Village PLC,
  8.875%, 12/17/07 ...............               326         551,367
 Coca Cola Enterprises PLC,
  6.75%, 03/12/08 ................               158         280,385
 Finance for Resident Society
  House,
  11.126%, 10/05/58 ..............               300         879,403
 Haven Funding PLC,
  8.125%, 09/30/37 ...............               290         650,139
 HMV Media Group PLC,
  10.875%, 05/15/08 ..............               300         463,532
 Landwirtschaftliche Rentenbank,
  6.375%, 03/09/05 ...............               494         867,188
 Middleweb PLC,
  10.50%, 05/30/08 (c) ...........               274         430,188
 North American Capital Corp.,
  8.25%, 11/17/03 (g) ............               876       1,590,925
 Textron Golf & Turk PLC,
  8.684%, 01/30/08 (c) ...........               303         583,447
 United Kingdom Treasury
  Bonds:
  7.25%, 12/07/07 (g) ............               387         773,164
  8.00%, 06/07/21 (g) ............               514       1,287,776
 United Kingdom Treasury
  Notes, 6.50%, 12/07/03 .........               299         544,946
 William Hill Finance PLC,
  10.625%, 04/30/08 ..............               330         559,229
                                                          ----------
 TOTAL BRITISH POUND .............                        11,483,260
                                                          ----------
CANADIAN DOLLAR--1.8%
 Argos Funding Trust,
  5.963%, 02/27/06 ...............               250         161,923
 Government of Canada,
  8.00%, 06/01/23 ................               682         615,964
 Molson Breweries Company, Ltd.,
  6.00%, 06/02/08 (c) ............               800         534,903
 Province of Quebec,
  8.625%, 11/04/11 ...............               111         232,899
 Quebec Housing,
  8.95%, 05/13/13 ................               407         352,148
 UniHost Corp.,
  10.00%, 06/30/03 ...............               402         239,333
                                                          ----------
 TOTAL CANADIAN DOLLAR ...........                         2,137,170
                                                          ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                            PRINCIPAL
                                              AMOUNT
DESCRIPTION                                   (000)                VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME
PORTFOLIO (CONTINUED)
COLOMBIAN PESO--0.0%
 Salomon COP Swap,
  0.00%, 01/06/99 .................         $      50      $   52,385
                                                           ----------
CROATIAN KUNA--0.1%
 Republic of Croatia,
  6.563%, 07/31/06 ................               153         122,020
                                                           ----------
DANISH KRONE--5.3%
 Kingdom of Denmark:
  7.00%, 11/10/24 .................             5,452       1,096,517
  8.00%, 03/15/06 .................            15,774       3,056,502
 Nykredit AS,
  5.00%, 10/01/29 .................             2,381         349,801
 Realkredit Danmark,
  5.00%, 10/01/29 .................            11,757       1,726,335
 Unikredit Realkred,
  5.00%, 10/01/29 .................             1,190         173,985
                                                           ----------
 TOTAL DANISH KRONE ...............                         6,403,140
                                                           ----------
FINNISH MARKKA--1.0%
 Republic of Finland,
  9.50%, 03/15/04 .................             5,000       1,251,912
                                                           ----------
FRENCH FRANC--6.1%
 Credit Foncier de France
  7.50%, 03/29/05 .................            18,250       3,848,462
 Government of France:
  0.00%, 10/25/19 .................            15,923       1,029,541
  0.00%, 04/25/21 .................            29,202       1,737,704
 Neopost,
  6.131%, 09/30/07 (c), (e) .......             1,900         327,938
 Republic of France,
  4.00%, 07/12/00 .................             1,958         354,758
                                                           ----------
 TOTAL FRENCH FRANC ...............                         7,298,403
                                                           ----------
GERMAN MARK--18.4%
 AirTouch Communications, Inc.,
  5.50%, 07/24/08 .................               620         375,038
 Autobahn Tank & Rast,
  6.00%, 10/16/00 .................               425         265,211
 Bundesrepublik Deutschland,
  0.00%, 01/04/24 .................             4,011         687,112
 Core Dem,
  6.39%, 07/05/15 .................               400         235,209
 Derby Cycle Corp.,
  9.375%, 05/15/08 ................               379         167,146
 Deutsche Bank AG,
  11.00%, 04/15/99 ................               100         106,440
 Euronet Services, Inc.,
  12.375%, 07/01/06 ...............             1,061         203,720
 Exide Holdings,
  9.125%, 04/15/04 (c) ............             1,005         590,964
 Federal Republic of Germany:
  0.00%, 01/04/21 (g) .............             5,587       1,110,964
  6.00%, 09/15/03 (g) .............             3,020       2,018,649
  6.00%, 07/04/07 (g) .............            11,377       7,847,713
  6.50%, 10/14/05 (g) .............             7,082       4,948,391
 Geberit International SA,
  10.125%, 04/15/07 ...............               302         208,388
 Impress Metal Pack Holding,
  9.875%, 05/29/07 (c) ............               927         609,063
 Ineos PLC,
  8.625%, 04/30/05 ................               890         499,310
 Land Hessen,
  6.00%, 11/29/13 .................             1,000         711,998
 LBK Hess Thur Giro,
  9.00%, 09/06/04 .................                60         115,135
 Sirona Dental Systems,
  9.125%, 07/15/08 (c) ............               845         501,950
 Texon International PLC,
  10.00%, 02/01/08 ................               948         443,682
 Viatel, Inc.:
  10.00%, 04/15/11 warrant (c).....                41               0
  11.15%, 04/15/08 (c) ............               800         477,619
                                                           ----------
 TOTAL GERMAN MARK ................                        22,123,702
                                                           ----------
GREEK DRACHMA--0.7%
 Republic of Hellenic:
  8.90%, 04/01/03 .................            70,000         262,363

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                  AMOUNT
DESCRIPTION                                        (000)                VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME
PORTFOLIO (CONTINUED)
 12.80%, 06/30/00 ............................  $ 30,000            $  108,207
 13.00%, 08/14/03 (e) ........................   113,000               410,204
                                                                    ----------
 TOTAL GREEK DRACHMA .........................                         780,774
                                                                    ----------
HUNGARIAN FORINT--0.7%
 Government of Hungary:
  16.00%, 01/12/00 ...........................   110,000               514,638
  16.50%, 04/12/99 ...........................    39,000               180,869
  23.00%, 05/06/99 ...........................     7,000                33,211
 Republic of Hungary,
  19.50%, 01/12/99 ...........................    12,000                55,725
                                                                    ----------
 TOTAL HUNGARIAN FORINT ......................                         784,443
                                                                    ----------
IRISH POUND---0.5%
 Republic of Ireland,
  8.00%, 08/18/06 ............................       295               556,964
                                                                    ----------
ITALIAN LIRA--0.9%
 Films PLC,
  5.785%, 03/31/05 (e) .......................  1,000,000              586,652
 Republic of Italy,
  10.50%, 04/28/14 ...........................        40               101,387
 Societa Sportiva Lazio SPA,
  6.375%, 10/15/07 ...........................   723,544               426,657
                                                                    ----------
 TOTAL ITALIAN LIRA ..........................                       1,114,696
                                                                    ----------
JAPANESE YEN--18.4%
 Asterique,
  2.48%, 01/23/02 ............................   191,549             1,694,374
 European Investment Bank,
  3.00%, 09/20/06 ............................   562,000             5,321,725
 Export-Import Bank of Japan,
  4.375%, 10/01/03 (g) .......................   509,000             5,132,773
 International Bank for
  Reconstruction and Development,
  4.75%, 12/20/04 (g) ........................   808,500             8,470,298
 Nippon Credit Bank, Ltd.,
  1.80%, 07/27/00 ............................    60,000               519,328
 Republic of Austria:
  4.50%, 09/28/05 ............................    80,000               841,220
  6.25%, 10/16/03 ............................    15,000               163,534
                                                                    ----------
 TOTAL JAPANESE YEN ..........................                      22,143,252
                                                                    ----------
LEBANESE POUND--0.7%
 LBP Treasury Bill,
  0.00%, 03/18/99 ............................   125,600                81,015
 LBP Treasury Note,
  0.00%, 02/11/99 ............................   534,830               377,970
 Paribas LBP Treasury Note,
  18.12%, 01/21/99 ...........................   546,220               388,938
                                                                    ----------
 TOTAL LEBANESE POUND ........................                         847,923
                                                                    ----------
MEXICAN PESO--1.0%
 Mexican Cetes:
  0.00%, 01/14/99 ............................     3,500               350,633
  0.00%, 02/11/99 ............................       780                75,618
  0.00%, 04/08/99 ............................     2,876               267,447
  0.00%, 07/08/99 ............................       680                58,898
 UDI Bonos,
  7.00%, 05/27/99 ............................       350                83,789
 United Mexican States, (USD):
  0.00%, 01/01/03 ............................       769                     0
  6.039%, 12/31/19 (e), (g) ..................       500               406,250
                                                                    ----------
 TOTAL MEXICAN PESO ..........................                       1,242,635
                                                                    ----------
MOROCCAN DIRHAM--0.1%
 Morocco Restructuring &
  Consolidation Agreement,
   (USD), 6.063%, 01/01/09 (e)................       200               156,000
                                                                    ----------
NETHERLANDS GUILDER--1.3%
 Government of Netherlands,
  8.75%, 01/15/07 ............................     1,426               994,337
 West LB Finance Curacao NV,
  8.125%, 01/24/07 ...........................       310               581,990
                                                                    ----------
 TOTAL NETHERLANDS GUILDER ...................                       1,576,327
                                                                    ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                AMOUNT
DESCRIPTION                                     (000)                VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME
PORTFOLIO (CONTINUED)
POLISH ZLOTY--0.1%
 Polish Treasury Bill,
  0.00%, 08/04/99 ...................          $    650      $ 171,815
                                                             ---------
SOUTH AFRICAN RAND--0.3%
 Government of Namibia:
  12.00%, 04/15/02 ..................               210         30,662
  12.00%, 04/15/05 ..................               210         28,531
 Lesotho Highlands Water,
  12.50%, 04/15/02 ..................               997        151,997
 Republic of South Africa,
  12.00%, 02/28/05 ..................               740        106,622
 South African Roads,
  11.50%, 09/30/05 ..................               500         66,728
                                                             ---------
 TOTAL SOUTH AFRICAN RAND ...........                          384,540
                                                             ---------
SPANISH PESETA--0.5%
 Catalunya Generalitat,
  9.30%, 11/24/03 ...................            67,000        582,219
                                                             ---------
SWEDISH KRONA--2.6%
 Forenings Sparbanken,
  0.00%, 03/29/99 ...................             4,300        315,862
 Kingdom of Sweden:
  9.00%, 04/20/09 ...................             7,200      1,237,101
  10.25%, 05/05/03 ..................             7,300      1,128,136
 Svenska Kredit:
  0.00%, 01/15/99 ...................               640        159,180
  0.00%, 01/25/99 ...................             3,300        244,628
                                                             ---------
 TOTAL SWEDISH KRONA ................                        3,084,907
                                                             ---------

TURKISH LIRA--0.8%
 Turkey Daily Roll 2
  0.00%, 02/18/99 ...................            62,000        214,227
 Turkey DMG Daily Reset,
  0.00%, 02/24/99 ...................           109,000        373,169
 Turkey DMG Daily Reset 4,
  0.00%, 02/26/99 ...................            71,576        242,551
 Turkey DMG Daily Reset 5,
  0.00%, 03/30/99 ...................            55,000        177,312
                                                             ---------
 TOTAL TURKISH LIRE .................                        1,007,259
                                                             ---------
UNITED STATES DOLLAR--11.8%
 Cellco Finance NV,
  15.00%, 08/01/05 (c) ..............                50         43,000
 Chase Credit Card Master Trust,
   5.00%, 08/15/08 (g) ..............             1,800      1,115,253
 Citibank,
  17.00%, 06/21/99 (g) ..............               140        139,370
 Credit Lyonnais Paris,
  6.563%, 09/19/49 (e), (g) .........               580        469,800
 Federal Farm Credit Banks,
  5.55%, 07/01/99 (g) ...............               450        451,197
 Federal Home Loan Banks,
  5.54%, 07/13/99 ...................               110        110,292
 Federal National Mortgage
  Association,
   2.125%, 10/09/07 .................           700,000      6,256,966
 Finance One PLC, (USD),
  2.00%, 08/31/01 (d) ...............               220              0
 High Voltage Engineering Corp.,
   10.50%, 08/15/04 (g) .............               157        148,365
 Imasac SA,
  11.00%, 05/02/05 (c) ..............               100         66,000
 ING Bank NV, (London):
  0.00%, 02/12/99 (c) ...............               400        450,000
  0.00%, 02/12/99 ...................               100        113,500
  0.00%, 08/11/99 (c) ...............               400        424,000
 Interbank AKK Trust,
  9.00%, 02/28/01 (c) ...............               250        215,000
 International Finance Corp.,
  11.75%, 08/15/99 ..................               750         19,205
 Merrill Lynch & Company, Inc.:
  5.375%, 01/04/09 ..................               830        508,478
  7.375%, 12/17/07 ..................               192        345,107
 Rao Gazprom,
  12.75%, 03/13/00 ..................               159         53,869

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                     AMOUNT
DESCRIPTION                                          (000)            VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME
PORTFOLIO (CONTINUED)
 Republic of Panama,
  4.00%, 07/17/14 .............................     $    325      $   242,125
 Republic of Peru,
  0.00%, 09/05/04 .............................          600          399,420
 Salomon Brothers Structured Note,
  0.00%, 01/07/99 .............................          230          233,149
 Silgan Holdings, Inc.,
  13.25%, 07/15/06 ............................            1            1,120
 SK Telecom Company, Ltd.,
  7.75%, 04/29/04 (g) .........................          300          269,103
 Subic Power Corp.,
  9.50%, 12/28/08 (g) .........................          103           77,586
 Talton Holdings, Inc.,
  11.00%, 06/30/07 (g) ........................          186          176,700
 TTB Finance Cayman, Ltd.,
  6.176%, 03/18/07 (e), (g) ...................          486          403,380
 United States Treasury Bills,
  5.16%, 05/27/99 .............................          160          156,652
 United States Treasury Bonds,
  0.00%, 11/15/24 (g) .........................        2,095          520,126
 United States Treasury Strips,
  0.00%, 02/15/16 (g) .........................        2,090          814,870
                                                                  -----------
 TOTAL UNITED STATES DOLLAR ...................                    14,223,633
                                                                  -----------
 TOTAL CURRENCY DENOMINATED
  BONDS
  (Identified cost $102,541,756)...............                   106,924,485
                                                                  -----------
                                                       SHARES
                                                    ------------
PREFERRED STOCKS--0.0%
 Forman Petroleum Corp.
  warrant 6/01/04 .............................          309                0
 Forman Petroleum Corp.,
  rights ......................................           51                5
 ICG Holdings, Inc. ...........................            6            6,300
 Paxson Communications Corp.                              15           13,575
                                                                  -----------
 TOTAL PREFERRED STOCKS
  (Identified cost $23,961)....................                        19,880
                                                                  -----------
                                                   PRINCIPAL
                                                     AMOUNT
                                                ---------------
COMMERCIAL PAPER--6.2%
 American Express Credit Corp.:
  4.50%, 05/27/99 ............................. $        110      $   107,993
  4.70%, 07/06/99 .............................          125          121,965
  4.90%, 03/10/99 .............................          124          122,852
  4.95%, 03/16/99 .............................          187          185,097
  4.98%, 01/22/99 .............................           50           49,855
  5.00%, 02/19/99 .............................           78           77,469
 Ford Motor Credit Corp.,
  5.25%, 06/16/08 .............................          572          355,870
 General Electric Capital
  Corp.:
  4.86%, 07/26/99 .............................          250          243,047
  4.90%, 03/31/99 .............................          252          248,947
  4.90%, 05/25/99 .............................          100           98,040
  4.90%, 06/07/99 .............................          129          126,244
  5.06%, 03/29/99 .............................          172          169,897
  5.08%, 02/23/99 .............................          465          461,522
  5.11%, 03/02/99 .............................          100           99,148
  5.12%, 01/08/99 .............................          195          194,806
  5.23%, 02/09/99 .............................          197          195,884
  5.32%, 01/11/99 .............................          100           99,852
  5.33%, 01/07/99 .............................          466          465,599
  5.42%, 02/25/99 .............................          160          158,675
  5.47%, 01/25/99 .............................          143          142,479
 General Motors Acceptance
  Corp.:
  5.05%, 02/24/99 .............................          100           99,243
  5.07%, 01/28/99 .............................          275          273,954
  5.08%, 01/14/99 .............................          200          199,633
  5.09%, 01/04/99 .............................          240          239,898
  5.15%, 01/20/99 .............................          140          139,619
  5.15%, 02/16/99 .............................          426          423,197
  5.16%, 01/12/99 .............................          140          139,779
  5.19%, 01/11/99 .............................          100           99,852
  5.19%, 01/22/99 .............................          100           99,697
  5.19%, 02/05/99 .............................          290          288,523
  5.21%, 02/09/99 .............................          110          109,379
  5.24%, 02/12/99 .............................          100           99,389
  5.24%, 02/16/99 .............................           80           79,464



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                      PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)         VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME
PORTFOLIO (CONTINUED)
  5.25%, 01/04/99 ..............................    $     100      $     99,956
  5.30%, 02/25/99 ..............................          160           158,705
  5.32%, 01/13/99 ..............................          108           107,809
  6.50%, 03/23/04 ..............................           77           131,510
 Prudential Funding Corp.:
  4.00%, 09/24/99 ..............................          150           145,567
  4.50%, 09/09/99 ..............................          240           233,893
  4.75%, 03/11/99 ..............................          144           142,290
  4.80%, 06/07/99 ..............................          109           106,718
  5.03%, 02/18/99 ..............................          130           129,128
  5.05%, 02/01/99 ..............................           90            89,609
  5.22%, 01/04/99 ..............................          150           149,935
                                                                   ------------
 TOTAL COMMERCIAL PAPER
  (Identified cost $7,509,188)..................                      7,511,988
                                                                   ------------
DISCOUNT NOTES--0.8%
 Federal Farm Credit Banks:
  0.00%, 11/03/99 ..............................          449           431,902
  0.00%, 12/21/99 ..............................          317           302,536
 Federal National Mortgage
  Association,
   0.00%, 01/07/99 .............................          191           190,839
                                                                   ------------
 TOTAL DISCOUNT NOTES
  (Identified cost $925,277)....................                        925,277
                                                                   ------------
REPURCHASE AGREEMENT--1.3%
 State Street Bank and Trust Co.,
  4.75%, 01/04/99, (Dated
  12/31/98, collateralized by
  $1,510,000 United States
  Treasury Note, 5.750%,
  11/15/00, with a value of
  $1,550,290) (g) (Identified cost
  $1,517,000)...................................     $  1,517      $  1,517,000
                                                                   ------------

 TOTAL INVESTMENTS
  (Identified cost
   $112,517,182) (b)............................        97.2%      $116,898,630
 CASH AND OTHER ASSETS IN EXCESS
  OF LIABILITIES ...............................         2.8          3,352,144
                                                     --------      ------------
 NET ASSETS ....................................       100.0%      $120,250,774
                                                    =========      ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

Forward Foreign Currency Contracts open at December 31, 1998:

                                                            U.S. $ Cost         U.S. $         Unrealized
  Foreign Currency      Expiration         Foreign        on Origination       Current        Appreciation
 Purchase Contracts        Date           Currency             Date             Value        (Depreciation)
--------------------   ------------   ----------------   ----------------   -------------   ---------------
           ARS             1/5/99            178,190        $   173,000      $   178,297       $  5,297
           ARS             7/1/99            114,840            110,000          112,247          2,247
           ATS            3/11/99          2,964,511            252,654          253,709          1,055
           BEL            3/11/99         39,479,722          1,153,670        1,146,361         (7,309)
           BRL             1/6/99            339,360            280,000          279,792           (208)
           CAD            3/11/99          4,468,208          2,876,924        2,923,719         46,795
           CHF            3/11/99          1,215,274            888,813          891,087          2,274
           CLP            1/12/99         10,351,000             22,000           21,787           (213)
           CLP            1/20/99         65,730,000            140,000          137,986         (2,014)
           CLP             2/5/99        108,813,000            230,000          227,379         (2,621)
           CLP            2/24/99         47,260,000            100,000           98,308         (1,692)
           CNY             1/7/99            291,295             35,000           35,159            159
           CNY            1/28/99          2,305,875            275,000          277,579          2,579
           COP             1/7/99        424,804,800            269,000          271,586          2,586
           CRC             2/1/99         24,867,900             90,000           90,705            705
           CRC            2/12/99         22,189,312             80,000           80,611            611
           CZK            6/28/99         15,971,050            445,000          522,162         77,162
           CZK            7/16/99          3,107,000             90,220          101,419         11,199
           CZK           11/18/99          6,526,800            210,000          210,729            729
           DEM            3/11/99          8,864,844          5,309,361        5,337,647         28,286
           EEK             1/7/99          2,658,978            197,183          198,975          1,792
           EEK            1/11/99            956,912             67,000           69,277          2,277
           EEK            1/13/99          1,472,490            107,509          109,987          2,478
           EEK            3/31/99          3,461,220            252,507          252,165           (342)
           EGP            1/12/99            482,776            140,000          140,677            677
           EGP             2/9/99            251,835             73,000           73,157            157
           EGP            2/18/99            449,111            130,000          130,343            343
           ESP            3/11/99      2,818,936,918         19,912,197       19,905,742         (6,455)
           FRF            3/11/99         36,005,845          6,435,804        6,462,408         26,604
           GBP            3/11/99            326,515            548,405          541,317         (7,088)
           GRD            2/16/99          5,000,000             15,559           17,726          2,167
           GRD             5/6/99          8,748,120             26,946           30,640          3,694
           GRD           12/28/99         93,381,860            317,000          317,899            899
           GTQ            1/11/99            644,370             95,846           95,853              7
           GTQ            1/21/99            542,520             80,000           80,317            317
           HUF            3/11/99         41,624,330            187,000          188,885          1,885
           HUF            3/23/99         31,550,400            144,000          142,664         (1,336)
           IDR             1/8/99      2,200,000,000            195,122          272,931         77,809
           IDR            1/11/99         200,000,00             18,613           24,742          6,129


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

                                                            U.S. $ Cost         U.S. $         Unrealized
  Foreign Currency      Expiration         Foreign        on Origination       Current        Appreciation
 Purchase Contracts        Date           Currency             Date             Value        (Depreciation)
--------------------   ------------   ----------------   ----------------   -------------   ---------------
          IDR             3/10/99       1,000,000,000      $    123,916      $   117,578       $  (6,338)
          IDR              6/7/99       1,103,700,000           128,561          121,765          (6,796)
          IEP             3/11/99              32,600            48,509           48,658             149
          ILS             2/16/99           1,560,461           359,000          370,594          11,594
          ILS             6/11/99             611,200           160,000          141,531         (18,469)
          INR             1/14/99           8,620,000           200,000          202,118           2,118
          INR              2/9/99           4,764,100           110,000          111,224           1,224
          INR             2/25/99           7,352,000           160,000          170,897          10,897
          INR              4/6/99           3,236,400            72,000           74,432           2,432
          INR             5/25/99           1,790,000            40,000           40,574             574
          ITL             3/11/99      20,828,940,081        12,606,730       12,641,073          34,343
          JPY             3/11/99         347,781,419         2,950,398        3,105,200         154,802
          KES              1/4/99           4,051,087            66,411           65,531            (880)
          KES              2/4/99           7,629,100           124,000          121,509          (2,491)
          KES             2/12/99           3,684,000            60,000           58,402          (1,598)
          KRW             1/22/99          67,000,000            50,000           55,426           5,426
          KRW              2/8/99         253,270,000           190,000          209,500          19,500
          KRW             2/26/99          25,160,000            20,000           20,768             768
          KRW             4/20/99         174,900,000           110,000          143,540          33,540
          KRW             4/27/99         270,300,000           170,000          221,645          51,645
          KRW             7/26/99         309,125,000           250,000          250,818             818
          KRW             9/29/99         187,500,000           150,000          151,230           1,230
          MXN             3/29/99           1,815,116           172,000          171,741            (259)
          NLG             3/11/99           7,852,537         4,176,437        4,194,328          17,891
          PEN              3/2/99             291,640            92,000           90,676          (1,324)
          PLN              1/4/99             883,632           240,000          251,467          11,467
          PLN             1/25/99             519,033           143,000          146,850           3,850
          PLN              7/6/99             455,588           125,000          124,703            (297)
          PLN             7/13/99             916,392           240,000          250,526          10,526
          PLN             11/5/99             519,012           139,000          139,088              88
          SKK             2/16/99           3,022,400            80,000           80,523             523
          SKK             2/19/99           2,921,100            78,170           77,737            (433)
          SVC             2/16/99             590,330            67,000           66,892            (108)
          THB              1/8/99           6,870,000           190,833          188,895          (1,938)
          THB             5/27/99           4,000,000           109,022          108,874            (148)
          THB            12/21/99           7,071,000           187,113          188,976           1,863
          UYU              6/7/99           1,244,235           109,000          109,263             263
          XEU             3/11/99              12,640            15,000           14,883            (117)
          ZAR            11/26/99             398,790            63,000           61,552          (1,448)
                                                           ------------      -----------       ---------
                                                           $ 66,350,433      $66,964,961       $ 614,528
                                                           ------------      -----------       ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)


                                                          U.S. $ Cost         U.S. $          Unrealized
 Foreign Currency     Expiration         Foreign        on Origination        Current        Appreciation
  Sale Contracts         Date           Currency             Date              Value        (Depreciation)
------------------   ------------   ----------------   ----------------   --------------   ---------------
        ARS              1/5/99            178,190       $    177,604      $   178,297       $    (693)
        ARS              7/1/99            114,840            112,610          112,247             363
        AUD             3/11/99            495,629            316,220          303,897          12,323
        DEM              1/7/99            329,000            197,183          197,474            (291)
        DEM             1/11/99            113,230             67,000           67,977            (977)
        DEM             1/13/99            180,000            107,509          108,072            (563)
        DEM             2/19/99            130,000             78,170           78,196             (26)
        DEM             3/11/99         28,563,069         17,150,934       17,198,224         (47,290)
        DKK             3/11/99         24,915,081          3,919,945        3,922,175          (2,230)
        ESP             3/11/99      2,115,613,420         15,132,646       14,939,268         193,378
        FIM             3/11/99            523,643            103,939          103,061             878
        GBP             3/11/99          1,889,436          3,147,224        3,132,426          14,798
        GRD             2/16/99          5,000,000             17,724           17,726              (2)
        INR              4/6/99          1,000,000             22,573           22,998            (425)
        JPY             3/11/99        305,539,788          2,667,800        2,728,042         (60,242)
        KES              1/4/99          4,051,087             64,921           65,531            (610)
        KRW              2/8/99        103,270,000             72,879           85,422         (12,543)
        KRW             4/20/99        174,900,000             99,658          143,540         (43,882)
        KRW             4/27/99        270,300,000            187,460          221,646         (34,186)
        KRW             7/26/99        309,125,000            250,000          250,818            (818)
        NOK             3/11/99            482,658             64,136           63,135           1,001
        PLN              1/4/99            883,632            252,683          251,467           1,216
        SEK             3/11/99          1,196,346            147,933          147,706             227
        THB              1/8/99          6,870,000            186,939          188,895          (1,956)
        XEU             3/11/99          1,981,566          1,156,811        1,155,768           1,043
                                                         ------------      -----------       -----------
                                                         $ 45,702,501      $45,684,008       $  18,493
                                                         ------------      -----------       -----------
Gross unrealized appreciation on Forward Foreign Currency Contracts                          $ 911,677
                                                                                             ===========
Gross unrealized depreciation on Forward Foreign Currency Contracts                          $(278,656)
                                                                                             ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                          AMOUNT
DESCRIPTION                                (000)                VALUE
---------------------------------  -------------------- ---------------------
LAZARD STRATEGIC YIELD PORTFOLIO
CURRENCY DENOMINATED
  BONDS--85.6%
ARGENTINE PESO--2.2%
 Argentina Bocon, (USD):
  1.00%, 04/01/01 (g) ...........       $    5,243      $ 3,620,929
  1.00%, 09/01/02 ...............            1,955        2,134,860
 Argentina Resolution Co.,
  0.00%, 07/01/99 ...............              965          917,189
 Mastellone Hermanos SA,
  11.75%, 04/01/08 ..............              356          286,580
 Republic of Argentina,
  1.00%, 09/01/02 ...............              686          643,018
 Republic of Argentina, (USD),
  6.188%, 03/31/05 (e) ..........            1,804        1,525,778
                                                        -----------
 TOTAL ARGENTINE PESO ...........                         9,128,354
                                                        -----------
AUSTRALIAN DOLLAR--1.0%
 Credit Foncier,
  8.50%, 09/09/02 (g) ...........            6,000        3,994,730
                                                        -----------
BRITISH POUND--4.6%
 Bimingham Midshires
  Building Society,
   9.125%, 01/05/06 .............              650        1,270,923
 Brunner Mond Group PLC,
  12.50%, 07/15/08 ..............              884        1,336,501
 Chelsea Village PLC,
  8.875%, 12/17/07 (g) ..........            1,233        2,085,386
 Coca Cola Enterprises,
  6.75%, 03/12/08 ...............              778        1,380,630
 Finance for Social Resources,
  11.126%, 10/05/58 (g) .........              600        1,758,806
 HMV Media Group PLC,
  10.875%, 05/15/08 .............              670        1,035,222
 Landwirtschaftliche Rentenbank,
  6.375%, 03/09/05 ..............            1,829        3,210,702
 Middleweb PLC,
  10.50%, 05/30/08 (c) ..........            1,170        1,836,933
 North American Capital Corp.,
  8.25%, 11/17/03 ...............            1,225        2,224,752
 Textron Golf & Turk PLC,
  8.684%, 01/30/08 (c) ..........            1,121        2,158,563
 William Hill Finance PLC,
  10.625%, 04/30/08 (g) .........              611        1,035,421
                                                        -----------
 TOTAL BRITISH POUND ............                        19,333,839
                                                        -----------
CANADIAN DOLLAR--0.7%
 Argos Funding Trust,
  5.963%, 02/27/06 ..............            1,000          647,694
 Molson Breweries Company, Ltd.,
  6.00%, 06/02/08 (c) ...........              629          420,568
 Quebec Province,
  8.625%, 11/04/11 ..............              431          904,319
 UniHost Corp.,
  10.00%, 06/30/03 ..............            1,714        1,020,438
                                                        -----------
 TOTAL CANADIAN DOLLAR ..........                         2,993,019
                                                        -----------
COLOMBIAN PESO--0.1%
 Salomon COP Swap (USD),
  0.00%, 01/06/99 ...............              380          398,126
                                                        -----------
CROATIAN KUNA--0.2%
 Republic of Croatia, (USD),
  6.563%, 07/31/06 ..............              904          717,762
                                                        -----------
DANISH KRONE--4.2%
 Kingdom of Denmark,
  8.00%, 03/15/06 ...............           59,730       11,573,784
 Nykredit AS,
  5.00%, 10/01/29 ...............           20,427        3,000,997
 Realkredit Danmark,
  5.00%, 10/01/29 ...............           13,258        1,946,734
 Unikredit Realkredit,
  5.00%, 10/01/29 (g) ...........            8,904        1,301,820
                                                        -----------
 TOTAL DANISH KRONE .............                        17,823,335
                                                        -----------
FRENCH FRANC--2.6%
 Credit Foncier de France,
  7.50%, 03/29/05 ...............           46,200        9,742,407


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
DESCRIPTION                                                                        (000)                VALUE
-------------------------------------------------------------------------  -------------------- ---------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Neopost,
  6.131%, 09/30/07 (c), (e) .............................................       $    7,800      $1,346,271
                                                                                                ----------
 TOTAL FRENCH FRANC .....................................................                       11,088,678
                                                                                                ----------
GERMAN MARK--4.4%
 AirTouch Communications, Inc.,
  5.50%, 07/24/08 .......................................................            2,420       1,463,856
 Autobahn Tank & Rast,
  6.00%, 10/16/00 (g) ...................................................            1,833       1,143,838
 Bt & Co. Croatia Index Note,
  1.00%, 03/01/99 .......................................................            1,500         186,667
 Bt Croatia,
  1.00%, 10/01/99 .......................................................            1,000         224,109
 Core Dem,
  6.39%, 07/05/15 .......................................................            2,400       1,411,256
 Derby Cycle Corp.,
  9.375%, 05/15/08 ......................................................            1,561         688,429
 Deutsche Bank AG,
  11.00%, 04/15/99 ......................................................            1,300       1,383,720
 Euronet Services, Inc.,
  12.375%, 07/01/06 (g) .................................................            4,525         868,835
 Exide Holdings,
  9.125%, 04/15/04 (c) ..................................................            4,051       2,382,083
 Geberit International SA,
  10.125%, 04/15/07 .....................................................            1,189         820,443
 Impress Metal Pack Holding,
  9.875%, 05/29/07 (c), (g) .............................................            4,157       2,731,258
 Ineos PLC,
  8.625%, 04/30/05 (g) ..................................................            3,725       2,089,809
 Sirona Dental Systems,
  9.125%, 07/15/08 (c) ..................................................            3,655       2,171,157
 Texon International PLC,
  10.00%, 02/01/08 ......................................................            1,938         907,020
                                                                                                ----------
 TOTAL GERMAN MARK ......................................................                       18,472,480
                                                                                                ----------
GREEK DRACHMA--0.7%
 Republic of Hellenic:
  8.90%, 04/01/03 .......................................................          110,000         412,284
  12.80%, 06/30/00 ......................................................          110,000         396,759

  13.00%, 08/14/03 (e) ..................................................          605,000       2,196,227
                                                                                                ----------
 TOTAL GREEK DRACHMA ....................................................                        3,005,270
                                                                                                ----------
HUNGARIAN FORINT--1.3%
 Government of Hungary:
  16.00%, 01/12/00 ......................................................          555,000       2,596,579
  23.00%, 05/06/99 ......................................................          110,000         521,888
 Republic of Hungary:
  16.50%, 04/12/99 ......................................................          250,000       1,159,417
  16.50%, 07/24/99 ......................................................          165,000         767,206
  19.50%, 01/12/99 ......................................................           64,000         297,202
                                                                                                ----------
 TOTAL HUNGARIAN FORINT .................................................                        5,342,292
                                                                                                ----------
INDONESIAN RUPIAH---0.0%
 Polysindo Eka:
  10.00%, 03/16/00 ......................................................              194           9,709
  19.00%, 04/26/99 ......................................................        5,000,000          31,250
                                                                                                ----------
 TOTAL INDONESIAN RUPIAH ................................................                           40,959
                                                                                                ----------
ITALIAN LIRA--1.0%
 Films PLC,
  5.785%, 03/31/05 (e) ..................................................        4,200,000       2,463,939
 Societa Sportiva Lazio SPA,
  6.375%, 10/15/07 ......................................................        3,038,887       1,791,960
                                                                                                ----------
 TOTAL ITALIAN LIRA .....................................................                        4,255,899
                                                                                                ----------
JAPANESE YEN--1.0%
 Asterique,
  2.48%, 01/23/02 (g) ...................................................          286,282       2,532,349
 Export-Import Bank of Japan,
  8.00%, 06/04/00 .......................................................              130         130,233
 International Bank for
  Reconstruction and Development,
  4.50%, 03/20/03 (g) ...................................................           15,300         154,370
 Nippon Credit Bank, Ltd.,
  1.80%, 07/27/00 .......................................................          140,000       1,211,765
                                                                                                ----------
 TOTAL JAPANESE YEN .....................................................                        4,028,717
                                                                                                ----------
LEBANESE POUND--1.1%
 LBP Treasury Bill,
  0.00%, 03/18/99 .......................................................          600,100         387,079



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                           PRINCIPAL
                                            AMOUNT
DESCRIPTION                                  (000)                VALUE
-------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 LBP Treasury Note,
  0.00%, 02/11/99 .................      $1,697,090            $1,199,352
 Paribas LBP Treasury Bills:
  18.12%, 01/21/99 ................       2,794,200             1,989,618
  18.70%, 01/14/99 ................       1,197,820               857,608
                                                               ----------
 TOTAL LEBANESE POUND .............                             4,433,657
                                                               ----------
LITHUANIAN LITAS--0.0%
 Lithuanian Treasury Bill,
  0.00%, 01/22/99 .................             358                89,036
                                                               ----------
MEXICAN PESO--2.3%
 Mexican Cetes:
  0.00%, 01/14/99 .................           8,280               829,499
  0.00%, 04/08/99 .................          21,318             1,981,932
  0.00%, 07/08/99 .................           9,610               832,368
  1.00%, 06/03/99 .................           3,003               267,169
 UDI Bonos,
  7.00%, 05/27/99 .................           2,100               502,730
 United Mexican States, (USD):
  6.039%, 12/31/19 (e) ............           1,000               812,500
  6.098%, 12/31/19 (e) ............           1,250             1,015,625
  6.116%, 12/31/19 (e) ............           1,250             1,015,625
  6.25%, 12/31/19 (e) .............           1,150               898,495
  6.25%, 12/31/19 (e) .............           2,000             1,562,600
                                                               ----------
 TOTAL MEXICAN PESO ...............                             9,718,543
                                                               ----------
MOROCCAN DIRHAM---0.4%
 Morocco Restructuring &
  Consolidation Agreement, (USD),
  6.063%, 01/01/09 (e) ............           1,900             1,482,000
                                                               ----------
PERUVIAN NOUVEAU
  SOL--0.3%
 Peru Trade Finance Paper,
  0.00%, 09/04/04 .................           2,099             1,397,578
                                                               ----------
PHILIPPINES PESO--0.1%
 Government of Philippines,
  11.875%, 01/16/99 ...............          10,000               257,391
 Republic of the Philippines GDR
  6.50%, 12/01/17 .................             250               217,500
                                                               ----------
 TOTAL PHILIPPINES PESO ...........                               474,891
                                                               ----------
POLISH ZLOTY--0.6%
 Government of Poland:
  12.00%, 06/15/02 ................           1,300               378,370
  15.00%, 06/12/99 ................           1,800               512,051
 Polish Treasury Bill,
  0.00%, 08/04/99 .................           5,800             1,533,117
                                                               ----------
 TOTAL POLISH ZLOTY ...............                             2,423,538
                                                               ----------
SLOVAKIAN KORUNA--0.0%
 International Finance Corp.,
  11.75%, 08/15/99 ................           3,550                90,903
                                                               ----------
SOUTH AFRICAN RAND--0.5%
 Government of Namibia:
  12.00%, 04/15/02 ................           1,460               213,172
  12.00%, 04/15/05 ................           1,460               198,359
 Lesotho Highlands Water,
  12.50%, 04/15/02 ................           4,960               756,172
 Republic of South Africa,
  12.00%, 02/28/05 ................           6,170               889,002
 South African Roads,
  11.50%, 09/30/05 ................             975               130,120
                                                               ----------
 TOTAL SOUTH AFRICAN RAND .........                             2,186,825
                                                               ----------
SWEDISH KRONA--1.0%
 Forenings Sparbanken,
  0.00%, 03/29/99 .................          27,200             1,998,012
 Svensk Exportkredit AB:
  0.00%, 01/15/99 .................           3,000               746,157
  0.00%, 01/25/99 .................          19,400             1,438,115
                                                               ----------
 TOTAL SWEDISH KRONA ..............                             4,182,284
                                                               ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                             PRINCIPAL
                                              AMOUNT
DESCRIPTION                                    (000)          VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
THAILAND BAHT--0.0%
 Finance One PLC, (USD),
  2.00%, 08/31/01 (d) ...............       $    1,515      $       0
 Morgan Guaranty Trust,
  0.00%, 07/31/99 (d) ...............           10,569              0
                                                            ---------
 TOTAL THAILAND BAHT ................                               0
                                                            ---------
TURKISH LIRA--1.2%
 Turkey DMG Daily Reset,
  0.00%, 02/24/99 ...................          398,000      1,362,582
 Turkey DMG Daily Reset 4,
  0.00%, 02/26/99 ...................          944,237      3,199,738
 Turkey DMG Daily Reset 5,
  0.00%, 03/30/99 ...................          210,000        677,011
                                                            ---------
 TOTAL TURKISH LIRE .................                       5,239,331
                                                            ---------
UNITED STATES DOLLAR--54.1%
 Advantica Restaurant Group, Inc.,
  11.25%, 01/15/08 (g) ..............            2,500      2,531,250
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 (c) .............              725        737,687
 American Restaurant Group,
  Inc., 11.50%, 02/15/03 ............            1,750      1,522,500
 AMSC Acquisition, Inc.,
  12.25%, 04/01/08 ..................            1,300        806,000
 Amtrol, Inc.,
  10.625%, 12/31/06 .................            1,010        982,225
 Asset Securitization Corp.:
  Series 1997-D5, Class C
   1.385%, 02/14/41 (e) .............           12,951      1,252,617
  Series 1996-D2, Class ACS2
   1.49%, 02/28/26 (e) ..............            7,035        613,364
 Atlantic Express Transportation
  Corp.,
  10.75%, 02/01/04 ..................            1,254      1,266,540
 Atlas Air, Inc.,
  9.25%, 04/15/08 ...................              250        249,375
 Booth Creek Ski Holdings, Inc.,
  12.50%, 03/15/07 ..................            1,542      1,526,580
 Calpine Corp.,
  10.50%, 05/15/06 ..................              470        518,175
 Casino America, Inc.,
  12.50%, 08/01/03 ..................              646        713,830
 Cellco Finance NV,
  15.00%, 08/01/05 (c) ..............              310        266,600
 Citibank Pen Time Deposit,
  17.00%, 06/21/99 ..................              720        716,760
 Climachem, Inc.,
  10.75%, 12/01/07 (g) ..............            2,074      2,084,370
 Coaxial Communications
  Central Ohio, LLC.,
  10.00%, 08/15/06 (c), (g) .........            2,100      2,168,250
 Community Distributors, Inc.,
  10.25%, 10/15/04 (g) ..............              150        138,000
 Concentric Network Corp.,
  12.75%, 12/15/07 ..................            1,695      1,728,900
 Courtyard by Marriott II, Ltd.,
  Series B
   10.75%, 02/01/08 (g) .............            1,310      1,355,850
 Credit Lyonnais Paris,
  6.563%, 09/19/49 (e) ..............            2,130      1,725,300
 Credit Suisse First Boston Mortgage,
  Series 1998-C2, Class A 1
   5.96%, 11/11/30 (g) ..............            3,383      3,432,338
 CSC Holdings, Inc.:
  9.875%, 02/15/13 ..................              650        724,750
  10.50%, 05/15/16 (g) ..............            1,883      2,212,525
 Dictaphone Corp.,
  11.75%, 08/01/05 (g) ..............            2,579      1,934,250
 Dobson Communications
  Corp.,
   11.75%, 04/15/07 .................              847        842,765
 Dynacare, Inc.,
  10.75%, 01/15/06 (g) ..............            2,522      2,471,560
 Echostar DBS Corp.,
  12.50%, 07/01/02 (g) ..............            1,241      1,427,150
 Econophone, Inc.,
  13.50%, 07/15/07 (g) ..............            2,800      2,866,500
 Federal Farm Credit Banks,
  5.55%, 07/01/99 ...................            3,300      3,308,778


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
DESCRIPTION                                                                        (000)           VALUE
-----------------------------------------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Federal Home Loan Mortgage
  Corp.:
   Series 1974, Class VI
   0.25%, 03/15/09 ......................................................       $   20,632      $  116,057
   5.54%, 07/13/99 ......................................................              565         566,503
   6.50%, 05/01/13 ......................................................           17,376      17,631,335
   6.50%, 09/01/13 ......................................................            1,333       1,353,476
   6.50%, 10/01/13 ......................................................            1,644       1,668,944
   6.50%, 11/01/28 ......................................................            2,507       2,525,546
   7.00%, 08/01/28 ......................................................            2,455       2,503,167
   7.00%, 11/01/28 ......................................................            9,697       9,885,037
   7.50%, 12/01/28 ......................................................            1,046       1,074,106
   8.00%, 03/01/28 ......................................................            2,090       2,164,221
   8.00%, 12/01/28 ......................................................            2,828       2,927,857
 Federal National Mortgage
  Association:
   Series 1992-203, Class SA
   3.844%, 11/25/07 (e) .................................................              935          60,493
   5.45%, 04/15/99 ......................................................              900         900,846
   6.50%, 09/01/28 ......................................................            6,780       6,824,576
   6.50%, 10/01/28 ......................................................            9,719       9,783,854
   6.50%, 11/01/28 ......................................................            2,884       2,903,241
   6.50%, 12/01/28 ......................................................            2,860       2,879,557
   8.00%, 06/01/12 ......................................................            1,287       1,325,303
   8.00%, 12/01/12 ......................................................            2,134       2,197,842
  Series 38, Class 2
   10.00%, 08/01/18 .....................................................              904         182,184
  Series 1992-97, Class SA
   10.00%, 04/25/21 (e) .................................................              248           6,215
  Series G-13, Class L
   10.095%, 05/25/21 (e) ................................................              709         163,208
 First USA Trust, Series 1998-1
  6.50%, 01/18/06 (c), (e) ..............................................            1,600       1,605,520
 Fisher Scientific International, Inc.,
  9.00%, 02/01/08 (c) ...................................................            1,700       1,700,000
 Ford Motor Credit Corp.,
  5.25%, 06/16/08 (g) ...................................................            2,157       1,341,977
 Frank's Nursery and Crafts,
  Inc.,
  10.25%, 03/01/08 ......................................................            1,000         985,000
 Fresenius Medical Care Capital Trust,
  9.00%, 12/01/06 .......................................................              500         522,500
 Fundy Cable, Ltd.,
  11.00%, 11/15/05 (g) ..................................................            1,208       1,274,440
 G3 Mortgage Reinsurance Ltd.,
  7.892%, 05/25/08 (c), (e) .............................................            1,500       1,345,781
 Generac Portable Products LLC,
  11.25%, 07/01/06 (c) ..................................................              700         700,000
 Genesis Health Ventures, Inc.,
  9.875%, 01/15/09 (c) ..................................................              900         868,500
 GMAC Commercial Mortgage
  Security, Inc., Series 1997-C2,
  Class A
   6.451%, 12/15/04 .....................................................            2,813       2,895,561
 Government National
  Mortgage Association:
   7.00%, 04/15/28 ......................................................              527         539,797
  7.00%, 11/15/28 .......................................................            1,083       1,108,280
  8.00%, 11/15/28 .......................................................            8,890       9,240,968
 Headlands Mortgage
  Securities, Inc.:
  Series 1997-1, Class X1
   0.686%, 03/25/27 (e) .................................................           67,969         713,005
  Series 1997-4, Class X
   1.121%, 11/25/27 (e) .................................................           25,621         402,001
 High Voltage Engineering
  Corp.,
  10.50%, 08/15/04 ......................................................            1,954       1,846,530
 Home Interiors & Gifts,
  10.125%, 06/01/08 (c) .................................................            2,850       2,821,500
 Imasac SA,
  11.00%, 05/02/05 (c) ..................................................              400         264,000
 ING Bank NV:
  0.00%, 02/12/99 (c) ...................................................            1,400       1,575,000
  0.00%, 02/12/99 .......................................................            1,100       1,248,500
  0.00%, 08/11/99 (c) ...................................................            1,300       1,378,000


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                              PRINCIPAL
                                               AMOUNT
DESCRIPTION                                     (000)           VALUE
-------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Interbank AKK Trust,
  Series 1995-1, Class 1
   9.00%, 02/28/01 (c) ...............       $    1,000      $ 860,000
 IPC Information Systems, Inc.,
  1.00%, 05/01/08 (e) ................              500        315,000
 Iridium LLC/CAP,
  10.875%, 07/15/05 ..................              600        510,000
 J.H. Heafner, Inc.:
  10.00%, 05/15/08 ...................              550        550,000
  10.00%, 05/15/08 (c) ...............              425        425,000
 Jitney-Jungle Stores of America, Inc.,
  10.375%, 09/15/07 ..................            1,635      1,675,875
 LB Commercial Conduit
  Mortgage Trust,
  Series 1996-C2, Class A
   7.434%, 10/25/26 ..................            3,076      3,244,694
 Lodgenet Entertainment Corp.,
  10.25%, 12/15/06 ...................              585        579,150
 Long Distance International,
  Inc.,
   12.25%, 04/15/08 (c) ..............            1,497      1,249,995
 Loomis Fargo & Co.,
  10.00%, 01/15/04 ...................              725        717,750
 Mediq, Inc.,
  11.00%, 06/01/08 ...................            1,350      1,296,000
 Merrill Lynch & Company, Inc.:
  5.375%, 01/04/09 ...................            3,590      2,199,322
  7.375%, 12/17/07 ...................              575      1,033,524
 Merrill Lynch Mortgage
  Investments, Inc.,
  Series 1996-C1, Class IO
   0.736%, 04/25/28 (c), (e) .........           17,954        460,791
 Morgan Stanley Capital One,
  Inc.:
  Series 1998 HF1, Class X
   1.046%, 02/15/18 ..................           19,644      1,160,228
  Series 1996-WF1, Class X
   1.405%, 11/15/28 (c), (e) .........            6,315        370,020
  Series 1997-C1, Class IO
   2.562%, 02/15/20 (e) ..............            2,786         39,186
  Series 1998-HF2 Class A1
   6.01%, 11/15/30 (g) ...............            5,906      5,967,472
 Mortgage Capital Funding, Inc.,
  Series 1997-MC2, Class X
   1.367%, 11/20/12 ..................           15,136      1,161,238
 Mosaic Re, Ltd.,
  14.02%, 07/09/99 (c) ...............              750        770,625
 Mrs. Field's Original,
  1.00%, 12/01/05 ....................              820        469,450
 Nationslink Funding Corp.,
  Series 1998-2, Class A1
   6.001%, 11/20/07 ..................            3,292      3,320,505
 NationsRent, Inc.,
  10.375%, 12/15/08 (c) ..............            1,500      1,496,250
 Pacific Reinsurance,
  1.00%, 05/31/03 ....................            1,340      1,336,650
 Paxson Communications Corp.,
  11.625%, 10/01/02 (g) ..............            1,865      1,892,975
 Pen Holdings, Inc.,
  9.875%, 06/15/08 ...................              750        750,000
 Penhall Acquisition Corp.,
  12.00%, 08/01/06 (c), (g) ..........            3,000      2,820,000
 Penn National Gaming, Inc.,
  10.625%, 12/15/04 ..................            1,150      1,207,500
 Petro Stopping Centers,
  10.50%, 02/01/07 (g) ...............            1,570      1,640,650
 Poindexter (J.B.) & Co.,
  12.50%, 05/15/04 ...................            1,472      1,383,680
 Primark Corp.,
  9.25%, 12/15/08 (c) ................            1,250      1,250,000
 Production Resource Group,
  11.50%, 01/15/08 ...................               67         65,660
 Prudential Home Mortgage
  Security:
  Series 1993-5, Class A9
  0.439%, 03/25/00 (e) ...............           52,391        127,312



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
DESCRIPTION                                                                        (000)           VALUE
---------------------------------------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
  Series 1993-24, Class A7
  0.509%, 07/25/00 ......................................................       $   51,556      $ 181,995
  Series 1993-41, Class A5
   0.914%, 10/25/00 (e) .................................................           15,433        111,427
 PSINet, Inc.:
  10.00%, 02/15/05 (g) ..................................................            1,770      1,752,300
  11.50%, 11/01/08 (c) ..................................................              450        471,375
 Quest Diagnostics, Inc.,
  10.75%, 12/15/06 ......................................................            1,248      1,385,280
 Qwest Communications
  International, Inc.,
  10.875%, 04/01/07 .....................................................               50         58,250
 Radio Unica Corp.,
  1.00%, 08/01/06 (c) ...................................................              600        324,000
 Rao Gazprom,
  12.75%, 03/13/00 ......................................................              702        237,838
 Renters Choice Inc.,
  11.00%, 08/15/08 (c) ..................................................              400        406,000
 Republic of Panama,
  4.00%, 07/17/14 (e) ...................................................            2,020      1,504,900
 Republic of Peru:
  0.00%, 09/05/04 .......................................................            1,900      1,264,830
  4.00%, 03/07/17 .......................................................              250        156,875
 Residential Mortgage Funding,
  2.011%, 01/03/20 ......................................................           11,659        705,415
 Residential Reinsurance,
  9.848%, 06/01/99 ......................................................              750        759,600
 Rifkin Acquisitions Partners LP,
  11.125%, 01/15/06 .....................................................            1,304      1,434,400
 RMOF:
  2.16%, 01/31/22 .......................................................           17,618      1,277,344
  2.185%, 07/15/22 (g) ..................................................           27,073      1,996,636
 Sabreliner Corp.,
  11.00%, 06/15/08 (c) ..................................................              600        528,000
 Salomon Brothers Structured
  Note:
   0.00%, 01/07/99 ......................................................              500        506,845
   0.00%, 01/14/99 ......................................................              814        825,144
 Silgan Holdings, Inc.,
  13.25%, 07/15/06 (g) ..................................................            1,446      1,619,520
 Sino Properties,
  6.10%, 03/27/03 .......................................................            2,200      1,320,000
 SK Telecom Company, Ltd.,
  7.75%, 04/29/04 (g) ...................................................            2,225      1,995,845
 Spanish Broadcasting Systems, Inc.,
  11.00%, 03/15/04 (g) ..................................................            2,006      2,126,360
 Station Casinos, Inc.,
  10.125%, 03/15/06 .....................................................              900        942,750
 Structured Asset Securitization
  Corp.:
  Series 1996-CFL, Class X1
   1.461%, 02/25/28 (e) .................................................            5,579        302,638
  Series 1996-CFL, Class X2
   1.153%, 02/25/28 (e) .................................................            2,573         57,223
 Subic Power Corp.,
  9.50%, 12/28/08 .......................................................              379        284,483
 Swiss Re Earthquake Fund,
  10.493%, 07/16/00 .....................................................            1,000      1,005,000
 T/SF Communications Corp.,
  10.375%, 11/01/07 .....................................................            1,360      1,370,200
 Talton Holdings, Inc.,
  11.00%, 06/30/07 ......................................................              551        523,450
 Transdigm, Inc.,
  10.375%, 12/01/08 (c) .................................................              875        879,375
 Trinity Re Florida Huricane
  Fund 99,
   10.00%, 12/31/99 (e) .................................................            1,550      1,550,000
 TTB Finance Cayman, Ltd.,
  6.176%, 03/18/07 (e) ..................................................            1,926      1,598,580
 TVN Entertainment Corp.,
  14.00%, 08/01/08 (g) ..................................................            2,025      1,802,250
 UCFC Loan Trust,
  8.00%, 09/15/00 .......................................................            2,304        287,640
 United Rentals, Inc.,
  9.25%, 01/15/09 (c) ...................................................            1,000      1,007,500


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                         PRINCIPAL
                                           AMOUNT
DESCRIPTION                                (000)             VALUE
----------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 United States Department of
  Veteran Affairs REMIC, Series
  1997-1, Class IO
  0.368%, 02/15/27 (e) ...........  $ 34,343            $   338,066
 U.S. Can Corp.,
  10.125%, 10/15/06 ..............     1,761              1,805,025
 W.R. Carpenter North America,
  Inc.,
  10.625%, 06/15/07 (g) ..........     1,917              1,940,962
                                                        -----------
 TOTAL UNITED STATES DOLLAR ......                      227,137,040
                                                        -----------
 TOTAL CURRENCY DENOMINATED
  BONDS
   (Identified cost
   $373,108,172)..................                      359,479,086
                                                        -----------
                                     SHARES
                                    -------
PREFERRED STOCKS--2.3%
 Adelphia Communications
  Corp. ..........................       18,220            2,149,960
 American Mobile Satellite
  Corp. 4/1/08 warrants (c) ......        1,300                5,044
 Dobson Communications
  Corp. ..........................        1,092            1,048,320
 Echostar Communications
  Corp. ..........................           47               48,880
 Forman Petroleum Corp. ..........          161                   16
 Forman Petroleum Corp.
  6/1/04 warrants ................        1,144                    1
 Georgetown Re, Ltd. .............            2            1,000,000
 Harborside Healthcare Corp. .....        1,034              961,620
 High Voltage Engineering Corp.           1,459            1,429,820
 Hyperion Telecommunications,
  Inc. ...........................          989              786,255
 ICG Holdings, Inc. ..............          786              825,300
 Long Distance International, Inc.
  4/13/08 warrants ...............        1,497                  187
 Nextel Communications, Inc.,
  Class A ........................        3,598               85,003
 Nextel Communications, Inc. .......          9                9,000
 Nextel Communications, Inc. .......         52               42,900
 Paxson Communications Corp.                 54               48,870
 Paxson Communications Corp.                105              918,750
 Spanish Broadcasting Systems,
  Inc. 6/30/99 warrants (c) ........        800              164,000
 United Mexican States, rights .....  8,530,200                    0
 XCL, Ltd. (c) .....................        190               15,200
 XCL, Ltd. (c) .....................      1,960              156,800
                                                           ---------
 TOTAL PREFERRED STOCKS
  (Identified cost $10,218,572).....                       9,695,926
                                                           ---------
                                           PRINCIPAL
                                             AMOUNT
                                             (000)
                                           ---------
COMMERCIAL PAPER--6.2%
 American Express Credit Corp.:
   4.50%, 05/27/99 .................  $     654              642,065
  4.70%, 07/06/99 ..................        465              453,708
  4.90%, 03/10/99 ..................        496              491,409
  5.00%, 02/19/99 ..................        427              424,094
 General Electric Capital Corp.:
  4.86%, 07/26/99 ..................      1,470            1,429,119
  4.90%, 03/31/99 ..................        967              955,286
  4.90%, 05/25/99 ..................        520              509,808
  4.90%, 06/07/99 ..................        214              209,427
  5.06%, 03/29/99 ..................        814              804,046
  5.11%, 03/02/99 ..................        420              416,423
  5.12%, 01/08/99 ..................        772              771,232
  5.23%, 02/09/99 ..................        170              169,037
  5.24%, 01/27/99 ..................        489              487,149
  5.32%, 01/11/99 ..................        226              225,666
  5.33%, 01/07/99 ..................      1,033            1,032,082
  5.42%, 02/25/99 ..................      1,100            1,090,891
  5.47%, 01/25/99 ..................        610              607,776
 General Motors Acceptance
  Corp.:
   5.05%, 02/24/99 .................        540              535,910
  5.07%, 01/28/99 ..................        635              632,586


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                               PRINCIPAL
                                                                                AMOUNT
DESCRIPTION                                                                      (000)                VALUE
-----------------------------------------------------------------------  -------------------- ---------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
  5.08%, 01/14/99 .....................................................       $    4,660       $    658,789
  5.09%, 01/04/99 .....................................................            1,113          1,112,528
  5.15%, 01/20/99 .....................................................              940            937,445
  5.15%, 02/16/99 .....................................................            1,688          1,676,892
  5.16%, 01/12/99 .....................................................              865            863,636
  5.19%, 01/11/99 .....................................................            1,582          1,579,658
  5.19%, 02/05/99 .....................................................              450            447,707
  5.24%, 02/12/99 .....................................................              380            377,677
  5.24%, 02/16/99 .....................................................              375            372,489
  5.25%, 01/04/99 .....................................................              532            531,767
  5.30%, 02/25/99 .....................................................            1,100          1,091,093
  5.32%, 01/13/99 .....................................................              521            520,076
  6.50%, 03/23/04 .....................................................              256            437,229
 Prudential Funding Corp.:
  4.00%, 09/24/99 .....................................................              770            747,242
  4.65%, 04/06/99 .....................................................              400            395,092
  4.75%, 03/23/99 .....................................................              305            301,740
  5.03%, 02/18/99 .....................................................              685            680,406
  5.05%, 02/01/99 .....................................................              425            423,170
  5.10%, 01/11/99 .....................................................              372            371,473
  5.25%, 01/07/99 .....................................................              795            794,305
                                                                                               ------------
 TOTAL COMMERCIAL PAPER
  (Identified cost $26,215,770)........................................                          26,208,128
                                                                                               ------------
DISCOUNT NOTES--0.7%
 Federal Farm Credit Banks:
  0.00%, 11/03/99 .....................................................              344            330,754
  0.00%, 12/21/99 .....................................................            1,772          1,691,150
 Federal National Mortgage
  Association:
   0.00%, 01/07/99 ....................................................              947            946,200
  0.00%, 03/11/99 .....................................................               90             89,104
                                                                                               ------------
 TOTAL DISCOUNT NOTES
  (Identified cost $3,049,266).........................................                           3,057,208
                                                                                               ------------
U.S. GOVERNMENT OBLIGATIONS--2.7%
 United States Treasury Bills,
  5.16%, 05/27/99 .....................................................            1,210          1,184,679
 United States Treasury Notes:
  4.75%, 11/15/08 (g) .................................................            4,010          4,041,318
  5.75%, 11/15/00 .....................................................            6,000          6,116,220
                                                                                               ------------
 TOTAL U.S. GOVERNMENT
  OBLIGATIONS
  (Identified cost $11,305,090)........................................                          11,342,217
                                                                                               ------------
REPURCHASE AGREEMENT--2.9%
 State Street Bank and Trust Co.,
  4.75%, 01/04/99, (Dated
  12/31/98, collateralized by
  $11,545,000 United States
  Treasury Note, 0.000%,
  07/01/99 with a value of
  $11,285,238, and
  $1,065,000 United States
  Treasury Note, 6.000%,
  06/30/99, with a value of
  $1,072,322) (g) (Identified
  cost $12,113,000)....................................................          12,113          12,113,000
                                                                                               ------------
 TOTAL INVESTMENTS
  (Identified cost
   $436,009,870) (b)...................................................           100.4%       $421,895,565
 LIABILITIES IN EXCESS OF CASH
  AND OTHER ASSETS ....................................................            (0.4)         (1,836,204)
                                                                              ----------       ------------
 NET ASSETS ...........................................................           100.0%       $420,059,361
                                                                              ==========       ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

Forward Foreign Currency Contracts open at December 31, 1998:

                                                            U.S. $ Cost         U.S. $         Unrealized
  Foreign Currency      Expiration         Foreign        on Origination       Current        Appreciation
 Purchase Contracts        Date           Currency             Date             Value        (Depreciation)
--------------------   ------------   ----------------   ----------------   -------------   ---------------
           ARS             1/5/99          1,237,030        $ 1,201,000      $ 1,237,773      $   36,773
           ARS             7/1/99            929,160            890,000          908,181          18,181
           BRL             1/6/99          1,611,960          1,330,000        1,329,013            (987)
           CLP            1/12/99        560,836,000          1,192,000        1,180,429         (11,571)
           CLP            1/20/99        441,330,000            940,000          926,476         (13,524)
           CLP            2/24/99        255,204,000            540,000          530,864          (9,136)
           CNY             1/7/99          6,616,547            795,000          798,618           3,618
           CNY            1/28/99          5,324,475            635,000          640,955           5,955
           COP             1/4/99        236,355,000            150,000          151,528           1,528
           COP             1/7/99      1,631,313,600          1,033,000        1,042,932           9,932
           CRC             2/1/99        117,431,750            425,000          428,328           3,328
           CRC            2/12/99        105,399,232            380,000          382,901           2,901
           CZK            6/28/99        118,257,550          3,295,000        3,866,346         571,346
           CZK            7/16/99          6,960,000            202,102          227,190          25,088
           CZK           11/18/99          1,243,200             40,000           40,139             139
           DEM            3/11/99         30,558,498         18,397,667       18,399,700           2,033
           DKK            3/11/99         20,396,089          3,177,951        3,210,787          32,836
           EEK            1/11/99          5,395,455            390,000          403,257          13,257
           EEK            1/13/99          7,141,577            521,420          533,439          12,019
           EEK            1/27/99          6,764,744            488,715          502,884          14,169
           EEK            3/31/99         13,268,010            967,945          966,633          (1,312)
           EGP            1/12/99          2,982,866            865,000          869,184           4,184
           EGP             2/9/99            586,466            170,000          170,365             365
           EGP            2/18/99          2,366,470            685,000          686,809           1,809
           ESP            3/11/99      2,224,885,870         16,018,714       15,710,889        (307,825)
           FRF            3/11/99          1,170,066            205,715          210,006           4,291
           GBP            3/11/99          1,359,765          2,243,705        2,254,305          10,600
           GRD            3/18/99         30,000,000             90,498          105,850          15,352
           GRD            4/14/99        300,000,000            903,615        1,054,154         150,539
           GRD           12/28/99        476,335,860          1,617,000        1,621,586           4,586
           GRD           12/29/99         45,694,000            155,000          155,538             538
           GTQ            1/21/99          6,275,431            925,375          929,047           3,672
           HUF            3/23/99         66,825,500            305,000          302,169          (2,831)
           IDR             1/8/99      8,700,000,000            771,619        1,079,318         307,699
           IDR            1/11/99      4,000,000,000            372,266          494,842         122,576
           IDR            1/28/99      4,200,000,000            516,923          511,431          (5,492)
           IDR            3/10/99      4,000,000,000            495,663          470,312         (25,351)
           IDR             6/7/99      1,839,500,000            214,269          202,942         (11,327)
           ILS            2/16/99          5,948,270          1,370,000        1,412,656          42,656
           ILS            6/11/99          4,622,200          1,210,000        1,070,325        (139,675)
           INR            1/14/99         28,446,000            660,000          666,990           6,990
           INR             2/9/99         12,993,000            300,000          303,339           3,339

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

                                                            U.S. $ Cost         U.S. $         Unrealized
  Foreign Currency      Expiration         Foreign        on Origination       Current        Appreciation
 Purchase Contracts        Date           Currency             Date             Value        (Depreciation)
--------------------   ------------   ----------------   ----------------   -------------   ---------------
          INR             2/25/99         50,545,000        $ 1,100,000      $ 1,174,919      $   74,919
          INR              4/6/99         20,227,500            450,000          465,198          15,198
          INR             5/25/99         23,270,000            520,000          527,460           7,460
          JPY             3/11/99        132,631,800          1,117,276        1,184,216          66,940
          KES              1/4/99         32,445,521            531,893          524,845          (7,048)
          KES             1/11/99         13,763,792            226,378          222,165          (4,213)
          KES             2/12/99         27,630,000            450,000          438,014         (11,986)
          KRW              2/8/99        466,550,000            350,000          385,920          35,920
          KRW             4/20/99      3,466,200,000          2,180,000        2,844,705         664,705
          KRW             4/27/99      1,160,700,000            730,000          951,772         221,772
          KRW             7/26/99      1,817,655,000          1,470,000        1,474,809           4,809
          KRW             9/29/99        962,500,000            770,000          776,316           6,316
          MXN             3/29/99          8,590,142            814,000          812,775          (1,225)
          NZD             3/11/99          1,228,549            656,598          646,982          (9,616)
          PEN              3/2/99          1,331,400            420,000          413,954          (6,046)
          PHP              1/7/99         28,768,000            640,000          740,489         100,489
          PLN              1/4/99          4,097,843          1,113,000        1,166,178          53,178
          PLN             1/25/99          2,214,056            610,000          626,424          16,424
          PLN             2/23/99          1,640,989            465,001          461,248          (3,753)
          PLN              7/6/99          1,694,786            465,000          463,894          (1,106)
          PLN             7/13/99            114,549             30,000           31,316           1,316
          SKK             2/16/99         14,167,500            375,000          377,453           2,453
          SKK             2/19/99         15,953,700            426,927          424,564          (2,363)
          SVC             2/16/99          2,801,866            318,000          317,488            (512)
          THB              1/8/99         34,000,000            944,444          934,853          (9,591)
          THB             5/27/99         24,000,000            654,129          653,243            (886)
          THB            12/21/99         34,997,000            926,092          935,314           9,222
          XEU             3/11/99             27,481             32,611           32,357            (254)
          ZAR            11/26/99          2,177,520            344,000          336,091          (7,909)
                                                            -----------      -----------      ----------
                                                            $86,217,511      $88,335,392      $2,117,881
                                                            -----------      -----------      ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

                                                          U.S. $ Cost          U.S. $           Unrealized
 Foreign Currency     Expiration         Foreign        on Origination        Current          Appreciation
  Sale Contracts         Date           Currency             Date              Value          (Depreciation)
------------------   ------------   ----------------   ----------------   ---------------   -----------------
        ARS              1/5/99          1,237,030       $  1,232,961      $  1,237,772       $    (4,811)
        ARS              7/1/99            929,160            911,120           908,181             2,939
        AUD             3/11/99          6,950,946          4,481,970         4,262,007           219,963
        CAD             3/11/99          3,433,392          2,210,642         2,246,599           (35,957)
        COP              1/4/99        236,355,000            153,267           151,529             1,738
        DEM             1/11/99            659,100            390,000           395,685            (5,685)
        DEM             1/13/99            873,000            521,420           524,149            (2,729)
        DEM             1/27/99            828,001            488,715           497,466            (8,751)
        DEM             2/19/99            710,000            426,926           427,071              (145)
        DEM             3/11/99         84,720,151         50,913,628        51,011,192           (97,564)
        DEM             3/31/99          1,610,000            967,945           970,359            (2,414)
        DKK             3/11/99        144,372,158         22,741,029        22,727,312            13,717
        ESP             3/11/99      2,271,146,847         16,042,453        16,037,558             4,895
        FRF             3/11/99         63,813,320         11,407,458        11,453,355           (45,897)
        GBP             3/11/99         14,921,257         24,809,620        24,737,405            72,215
        GRD             4/14/99         15,000,000             52,699            52,708                (9)
        INR              2/9/99         12,993,000            298,210           303,339            (5,129)
        ITL             3/11/99      7,140,509,223          4,319,466         4,333,571           (14,105)
        JPY             3/11/99      1,959,397,625         16,358,451        17,494,673        (1,136,222)
        KES              1/4/99         32,445,521            519,960           524,845            (4,885)
        KRW              2/8/99        466,550,000            329,252           385,920           (56,668)
        KRW             4/20/99      3,466,200,000          2,204,290         2,844,705          (640,415)
        KRW             4/27/99      1,160,700,000            804,959           951,771          (146,812)
        NZD             3/11/99          1,219,460            657,899           642,196            15,703
        PHP              1/7/99         25,000,000            608,273           643,501           (35,228)
        PLN              1/4/99          4,097,843          1,171,817         1,166,178             5,639
        THB              1/8/99         34,000,000            925,170           934,853            (9,683)
        XEU             3/11/99          5,155,627          6,076,156         6,070,607             5,549
                                                         ------------      ------------       -----------
                                                         $172,025,756      $173,936,507       $(1,910,751)
                                                         ------------      ------------       -----------

Gross unrealized appreciation on Forward Foreign Currency Contracts                           $ 3,055,778
                                                                                              ===========
Gross unrealized depreciation on Forward Foreign Currency Contracts                           $ 2,848,648
                                                                                              ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

===============================================================================-
THE LAZARD FUNDS, INC.

NOTES TO PORTFOLIOS OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

(a) Non-income producing security.
(b) For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:


                                                       AGGREGATE        AGGREGATE           NET
                                                         GROSS            GROSS          UNREALIZED
                                     AGGREGATE        UNREALIZED       UNREALIZED       APPRECIATION
PORTFOLIO                              COST          APPRECIATION     DEPRECIATION     (DEPRECIATION)
------------------------------   ----------------   --------------   --------------   ---------------
  Equity                          $  396,057,275     $ 93,163,852     $  7,166,029     $  85,997,823
  Mid Cap                             70,950,524        8,474,504        6,637,319         1,837,185
  Small Cap                        1,411,268,006      235,760,470      147,526,998        88,233,472
  Bantam Value                        71,845,466        7,934,561       13,211,111        (5,276,550)
  Global Equity                       19,471,020        3,607,411          734,993         2,872,418
  International Equity             2,453,528,690      637,325,686      171,556,644       465,769,042
  International Small Cap            181,782,228       29,916,347       31,234,015        (1,317,668)
  Emerging Markets                   382,075,916       14,815,304       92,823,388       (78,008,084)
  Bond                               116,880,591        1,190,577        1,543,556          (352,979)
  High Yield                          43,329,180          463,679        1,793,174        (1,329,495)
  International Fixed-Income         113,120,321        5,224,245        1,445,936         3,778,309
  Strategic Yield                    433,907,627        6,076,730       18,088,792       (12,012,062)


   (c) Pursuant to Rule 144A of the Securities Act of 1933, these securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to $1,846,614, $18,049,373, $5,691,131, $11,562,725, $5,254,072
    and $42,137,646 or 1.0%, 5.9%, 4.9%, 27.0%, 4.4% and 10.0% of net assets for International Small Cap Portfolio, Emerging Markets Portfolio, Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio, respectively.
   (d) Bankrupt security valued at zero
   (e) Variable rate security. Interest rate shown is the current rate.

   (f) Front Loaded Interest Reduction Bond.
   (g) Segregated securities for when-issued purchases and/or forward foreign currency contracts.

   (h) At December 31, 1998, Small Cap Portfolio held the following securities which were private placements and therefore restricted as to resale, and represented 0.03% (at value) of the net assets of the Portfolio:


                                                                 ACQUISITION     ACQUISITION
SECURITY                                                             DATE           COST
-------------------------------------------------------------   -------------   ------------
      Interactive Light Holdings, Inc. 8.00%, 1/25/99              02/04/94      $1,000,000
      Verbex Voice Systems, Inc. Series F Preferred (conv.)        07/12/93       1,500,000
      Verbex Voice Systems, Inc.                                   06/07/94          76,661
      Verbex Voice Systems, Inc. 10.00%, 12/31/95                  07/06/94         103,840
                                                                                 ----------
                                                                                 $2,680,501
                                                                                 ==========


   Interactive Light Holdings, Inc. and Verbex Voice Systems Inc. are valued as determined in good faith and in accordance with the procedures adopted by the Board of Directors. Small Cap Portfolio will bear any cost, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

Abbreviations:

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

TBA--Settlement is on a delayed delivery or when-issued basis with final maturity to be announced in the future.

REMIC--Real Estate Mortgage Investment Conduit

   CURRENCY TERMS
   --------------
   ARS--Argentine Peso                       IEP--Irish Pound
   ATS--Austrian Schilling                   ILS--Israeli Shekel
   AUD-- Australian Dollar                   INR--Indian Rupee
   BEL-- Belgian Franc                       ITL--Italian Lira
   BRL--Brazilian Real                       JPY--Japanese Yen
   CAD-- Canadian Dollar                     KES--Kenyan Shilling
   CHF-- Swiss Franc                         KRW--South Korean Won
   CLP-- Chilean Peso                        MXN--Mexican Peso
   CNY--Chinese Yuan Renminbi                NLG--Netherlands Guilder
   COP-- Colombian Peso                      NOK--Norwegian Krone
   CRC--Costa Rican Colon                    NZD--New Zealand Dollar
   CZK-- Czech Koruna                        PEN--Peruvian Nouveau Sol
   DEM--Deutsche Mark                        PHP--Philippine Peso
   DKK--Danish Krone                         PLN--Polish Zloty
   EEK--Estonian Krune                       SEK--Swedish Krona
   EGP--Eqyptian Pound                       SKK--Slovakian Koruna
   ESP--Spanish Peseta                       SVC--El Salvador Colon
   FIM--Finnish Markka                       THB--Thailand Baht
   FRF-- French Franc                        TRL--Turkish Lira
   GBP-- Pound Sterling                      USD--United States Dollar
   GRD--Greek Drachma                        UYU--Uruguayan Peso
   GTQ--Guatemalan Quetzal                   VEB--Venezuelan Bolivar
   HUF--Hungarian Forint                     XEU--European Currency Unit (ECU)
   IDR--Indonesian Rupiah                    ZAR--South African Rand


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

NOTES TO PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS BY INDUSTRY, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
COUNTRY:

                                             LAZARD        LAZARD          LAZARD        LAZARD
                                             GLOBAL    INTERNATIONAL   INTERNATIONAL    EMERGING
                                             EQUITY        EQUITY        SMALL CAP       MARKETS
                                           PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                          ----------- --------------- --------------- ------------

INDUSTRY
Advertising .............................       --%            --%           2.0%             --%
Apparel & Textiles ......................       --             --            2.4              --
Aerospace & Defense .....................      5.0            2.7             --              --
Automotive ..............................      3.2            3.4            2.0              --
Banks and Financial Services ............     16.7           19.7           10.9            13.8
Brewery .................................       --             --            2.5             5.9
Broadcasting ............................       --             --            1.4             1.7
Business Services & Supplies ............       --             --            1.7              --
Chemicals & Plastics ....................      0.8            3.0            2.7              --
Communication Services ..................      1.1            1.5             --              --
Computer Software .......................       --             --            5.0              --
Computer Services .......................       --             --            1.5              --
Computers & Business Equipment ..........      3.2             --             --              --
Conglomerates ...........................      3.3            3.0             --             8.0
Construction & Materials ................      0.5            1.5             --             7.0
Construction & Mining Equipment .........       --             --            0.7              --
Consumer Goods ..........................      0.9            3.5             --              --
Diversified Holding Company .............      0.8             --            2.2              --
Drugs & Health Care .....................      8.0            3.1            5.7              --
Electrical Equipment ....................      3.6            4.9             --             3.3
Electronics .............................      5.5            1.7            5.4              --
Energy ..................................      1.9             --             --              --
Food & Beverages ........................      6.3            6.3            5.3             9.2
Hospitals & Long-Term Care ..............       --             --            3.5              --
Hotels & Restaurants ....................      1.7             --            1.3              --
Household Products ......................       --            1.4            2.8              --
Industrial & Machinery ..................       --             --            3.9              --
Insurance ...............................      8.3           10.6            6.5             1.1
Leisure/Entertainment ...................      1.6            2.3            1.5              --
Manufacturing ...........................      2.4            5.0            1.8              --
Medical Supplies ........................       --             --            3.1              --
Metals ..................................       --             --             --             1.0
Newspaper ...............................       --             --            1.7              --
Office Equipment ........................      1.3            1.4             --              --
Oil & Gas ...............................      3.9            5.0             --             3.9
Paper Products ..........................       --            0.5             --             2.2
Petroleum Equipment & Services ..........      1.7            1.8             --              --
Plastics ................................       --             --            1.4              --
Printing ................................       --             --            2.8             1.1
Publishing ..............................       --            0.3            2.3              --
Railroad ................................       --             --             --             0.9
Repurchase Agreement ....................      2.4            2.2            5.5             3.5
Retail ..................................      3.1            3.6            8.3             6.8
Services ................................      1.3             --            1.4              --
Steel ...................................       --             --             --             0.9
Telecommunications ......................      7.7            5.7             --            21.8
Tobacco .................................      1.0            3.2             --             1.8
Toys & Amusement ........................       --            1.1            0.8              --
Utilities ...............................      2.0            1.4             --             5.4
                                              ----        -------          -----         -------
Total Investments .......................     99.2%          99.8%         100.0%           99.3%



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS BY ASSET TYPE, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
CURRENCY:

                                                      LAZARD          LAZARD
                                                  INTERNATIONAL      STRATEGIC
                                                   FIXED-INCOME        YIELD
                                                    PORTFOLIO        PORTFOLIO
                                                 ---------------   ------------
ASSET TYPE
Asset-Backed Securities ......................          1.1%              1.2%
Collateralized Mortgage Obligations ..........          0.2               4.2
Commercial Paper .............................          6.2               6.2
Corporate Bonds ..............................         38.8              40.4
Discount Notes ...............................          0.6                --
Foreign Government Obligations ...............         40.8              16.3
Preferred Stocks .............................           --               2.3
REMICs .......................................           --               0.1
Repurchase Agreement .........................          1.3               2.9
Step-up Bonds ................................          0.2               0.3
Structured Notes .............................          0.9               3.0
United States Government Obligations .........          7.1              23.5
                                                       ----           -------
Total Investments ............................         97.2%            100.4%

================================================================================
THE LAZARD FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                     LAZARD
                                                                     EQUITY
                                                                   PORTFOLIO
                                                               -----------------
ASSETS
Investments in securities, at value (cost $396,057,275,
 $70,950,524, $1,409,642,345, $71,710,100,
 $19,389,067, $2,428,029,380, $181,782,228,
 $381,056,579, $116,606,674, $43,145,346,
 $112,517,182 and $436,009,870, respectively) ................   $ 482,055,098
Cash .........................................................           3,622
Foreign currency (cost $0, $0, $0, $0, $69, $1,377,617,
 $21,323, $253,343, $0, $0, $9,598 and $30,350,
 respectively) ...............................................              --
Receivables for:
 Investments sold ............................................       3,447,007
 Dividends and interest ......................................         621,752
 Capital stock sold ..........................................       3,594,093
 Gross appreciation on foreign currency contracts ............              --
Due from Manager .............................................              --
Deferred organizational expenses .............................              --
                                                                 -------------
Total assets .................................................     489,721,572
                                                                 -------------
LIABILITIES
Payables for:
 Investments purchased .......................................       9,353,643
 Capital stock repurchased ...................................       1,191,528
 Dividends payable ...........................................              --
 Gross depreciation on foreign currency contracts ............              --
Investment management fees payable ...........................         296,743
Accrued directors' fees payable ..............................           2,688
Accrued distribution fees payable ............................          24,578
Accrued expenses and other payables ..........................         102,572
                                                                 -------------
Total liabilities ............................................      10,971,752
                                                                 -------------
Net assets ...................................................     478,749,820
                                                                 =============
NET ASSETS
Paid in capital ..............................................     378,079,574
Undistributed (distributions in excess of) investment
 income--net .................................................         119,713
Unrealized appreciation (depreciation) on:
 Investments--net ............................................      85,997,823
 Foreign currency--net........................................              --
Accumulated realized gain (loss)--net ........................      14,552,710
                                                                 -------------
Net assets ...................................................   $ 478,749,820
                                                                 =============
INSTITUTIONAL SHARES
Net assets ...................................................   $ 361,126,116
Shares of capital stock outstanding* .........................      16,605,093
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .....   $       21.75
OPEN SHARES
Net assets ...................................................   $ 117,623,704
Shares of capital stock outstanding* .........................       5,406,563
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .....   $       21.76



                                                                                                         LAZARD
                                                                     LAZARD             LAZARD           BANTAM
                                                                     MID CAP          SMALL CAP           VALUE
                                                                    PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                               -----------------------------------------------------
ASSETS
Investments in securities, at value (cost $396,057,275,
 $70,950,524, $1,409,642,345, $71,710,100,
 $19,389,067, $2,428,029,380, $181,782,228,
 $381,056,579, $116,606,674, $43,145,346,
 $112,517,182 and $436,009,870, respectively) ................   $   72,787,709    $1,499,501,478    $   66,568,916
Cash .........................................................              446               208                22
Foreign currency (cost $0, $0, $0, $0, $69, $1,377,617,
 $21,323, $253,343, $0, $0, $9,598 and $30,350,
 respectively) ...............................................               --                --                --
Receivables for:
 Investments sold ............................................               --         7,935,045           617,904
 Dividends and interest ......................................           63,811         1,962,147            28,243
 Capital stock sold ..........................................           30,459         6,750,247            93,000
 Gross appreciation on foreign currency contracts ............               --                --                --
Due from Manager .............................................               --                --                --
Deferred organizational expenses .............................           18,555                --               505
                                                                 --------------    --------------    --------------
Total assets .................................................       72,900,980     1,516,149,125        67,308,590
                                                                 --------------    --------------    --------------
LIABILITIES
Payables for:
 Investments purchased .......................................          614,859         6,527,195            25,938
 Capital stock repurchased ...................................          100,329         3,423,577           386,342
 Dividends payable ...........................................               --                --                --
 Gross depreciation on foreign currency contracts ............               --                --                --
Investment management fees payable ...........................           42,498           921,426            40,574
Accrued directors' fees payable ..............................            2,688             2,688             2,688
Accrued distribution fees payable ............................            3,342            19,893             1,526
Accrued expenses and other payables ..........................           61,185           204,077            57,280
                                                                 --------------    --------------    --------------
Total liabilities ............................................          824,901        11,098,856           514,348
                                                                 --------------    --------------    --------------
Net assets ...................................................       72,076,079     1,505,050,269        66,794,242
                                                                 ==============    ==============    ==============
NET ASSETS
Paid in capital ..............................................       69,945,063     1,416,125,856        71,862,799
Undistributed (distributions in excess of) investment
 income--net .................................................           13,218         7,069,548                --
Unrealized appreciation (depreciation) on:
 Investments--net ............................................        1,837,185        89,859,133        (5,141,184)
 Foreign currency-- net ......................................               --                --                --
Accumulated realized gain (loss)--net ........................          280,613        (8,004,268)           72,627
                                                                 --------------    --------------    --------------
Net assets ...................................................   $   72,076,079    $1,505,050,269    $   66,794,242
                                                                 ==============    ==============    ==============
INSTITUTIONAL SHARES
Net assets ...................................................   $   55,730,688    $1,411,502,906    $   59,737,554
Shares of capital stock outstanding* .........................        5,327,538        81,187,480         4,899,918
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .....   $        10.46    $        17.39    $        12.19
OPEN SHARES
Net assets ...................................................   $   16,345,391    $   93,547,363    $    7,056,688
Shares of capital stock outstanding* .........................        1,564,634         5,391,454           582,897
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .....   $        10.45    $        17.35    $        12.11



* $0.001 par value, 1,550,000,000 shares authorized for the Portfolios in total.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

===============================================================================-

     LAZARD           LAZARD            LAZARD          LAZARD
     GLOBAL        INTERNATIONAL    INTERNATIONAL      EMERGING
     EQUITY           EQUITY          SMALL CAP         MARKETS
   PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
===============================================================================

 $ 22,343,438    $ 2,919,297,732    $180,464,560    $  304,067,832
          736                398             954           912,890

           69          1,363,292          21,260           253,579

      150,981                 --              --                --
       36,774          5,370,220         400,545         1,087,369
       53,500          6,889,925         141,099         1,861,740
           --                 --              --                --
       74,593                 --              --                --
          361                 --              --                --
 ------------    ---------------    ------------    --------------
   22,660,452      2,932,921,567     181,028,418       308,183,410
 ------------    ---------------    ------------    --------------

       64,801                 --         227,185           914,612
           --          3,737,157         143,041           621,583
           --                 --              --                --
           --                 --              --                --
           --          1,801,595         118,332           254,749
        2,688              2,688           2,688             2,688
          972              9,650             613             2,133
       57,695            778,041         111,228           163,747
 ------------    ---------------    ------------    --------------
      126,156          6,329,131         603,087         1,959,512
 ------------    ---------------    ------------    --------------
   22,534,296      2,926,592,436     180,425,331       306,223,898
 ============    ===============    ============    ==============

   19,604,527      2,444,989,945     180,796,031       436,700,968

       (9,939)       (20,141,111)        (35,422)          220,015

    2,954,371        491,268,352      (1,317,668)      (76,988,747)
          551            225,120           1,189            (1,081)
      (15,214)        10,250,130         981,201       (53,707,257)
 ------------    ---------------    ------------    --------------
 $ 22,534,296    $ 2,926,592,436    $180,425,331    $  306,223,898
 ============    ===============    ============    ==============

 $ 17,710,122    $ 2,879,288,851    $177,779,327    $  298,032,599
    1,347,859        189,079,168      15,590,528        42,950,229
 $      13.14    $         15.23    $      11.40    $         6.94

 $  4,824,174    $    47,303,585    $  2,646,004    $    8,191,299
      366,528          3,106,682         232,449         1,176,048
 $      13.16    $         15.23    $      11.38    $         6.97


                                      LAZARD          LAZARD
      LAZARD          LAZARD      INTERNATIONAL      STRATEGIC
       BOND         HIGH YIELD     FIXED-INCOME        YIELD
    PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
---------------- --------------- --------------- ----------------


  $116,527,612    $  41,999,685   $116,898,630    $  421,895,565
           354              178            833               938

            --               --          9,532            30,367

     1,679,503          232,838        658,694         5,573,624
     1,017,297        1,026,997      2,142,915         7,640,647
     2,761,514               --        348,810         4,564,751
            --               --        911,677         3,055,778
            --               --             --                --
            --           19,446             --                --
  ------------    -------------   ------------    --------------
   121,986,280       43,279,144    120,971,091       442,761,670
  ------------    -------------   ------------    --------------

     6,078,715          320,865        225,938        18,003,195
       117,000               --         47,062           625,201
        48,847            5,107          5,692           829,815
            --               --        278,656         2,848,648
        46,473            7,271         80,936           255,874
         2,688            2,688          2,688             2,688
         3,098              182            866             3,633
        66,356           59,468         78,479           133,255
  ------------    -------------   ------------    --------------
     6,363,177          395,581        720,317        22,702,309
  ------------    -------------   ------------    --------------
   115,623,103       42,883,563    120,250,774       420,059,361
  ============    =============   ============    ==============

   116,074,933       46,280,385    115,109,368       454,082,459

      (180,455)         (21,463)      (282,389)        1,046,593

       (79,062)      (1,145,661)     4,381,448       (14,114,305)
            --               --        652,735           245,832
      (192,313)      (2,229,698)       389,612       (21,201,218)
  ------------    -------------   ------------    --------------
  $115,623,103    $  42,883,563   $120,250,774    $  420,059,361
  ============    =============   ============    ==============

  $100,396,638    $  41,934,583   $115,500,090    $  397,599,151
    10,154,742        4,453,235     10,782,322        44,107,303
  $       9.89    $        9.42   $      10.71    $         9.01

  $ 15,226,465    $     948,980   $  4,750,684    $   22,460,210
     1,540,500          100,729        444,293         2,489,504
  $       9.88    $        9.42   $      10.69    $         9.02

================================================================================
THE LAZARD FUNDS, INC.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                         LAZARD         LAZARD
                                                                         EQUITY         MID CAP
                                                                       PORTFOLIO       PORTFOLIO
                                                                    --------------- --------------
INVESTMENT INCOME
INCOME:
 Interest .........................................................   $   881,152    $   239,771
 Dividends ........................................................     8,478,127        708,363
                                                                      -----------   ------------
Total investment income* ..........................................     9,359,279        948,134
                                                                      -----------   ------------
EXPENSES:
 Management fees ..................................................     3,316,469        459,760
 Administration fees ..............................................       133,439         57,261
 Distribution fees (Open Shares) ..................................       219,862         22,660
 Custodian fees ...................................................       105,896         57,369
 Professional services ............................................        40,466         47,058
 Registration fees ................................................        51,450         24,653
 Shareholders' services ...........................................        69,307         56,271
 Directors' fees and expenses .....................................        13,838         13,902
 Shareholders' reports ............................................        14,740         11,537
 Amortization of organizational expenses ..........................            --         38,639
 Other ............................................................        28,525          5,178
                                                                      -----------   ------------
Total expenses before fees waived and expenses reimbursed .........     3,993,992        794,288
 Management fees waived and expenses reimbursed ...................            --       (119,681)
 Administration fees waived .......................................            --         (3,750)
 Expense reductions ...............................................        (2,457)            --
                                                                      -----------   ------------
Expenses--net .....................................................     3,991,535        670,857
                                                                      -----------   ------------
INVESTMENT INCOME (LOSS)--NET .....................................     5,367,744        277,277
                                                                      -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY--NET
 Realized gain (loss) on:
  Investments--net ................................................    36,224,831      1,047,283
  Foreign currency--net ...........................................            --             --
 Net change in unrealized appreciation (depreciation) on:
  Investments--net ................................................    24,446,325        551,315
  Foreign currency--net ...........................................            --             --
                                                                      -----------   ------------
Realized and unrealized gain (loss) on investments and
  foreign currency--net ...........................................    60,671,156      1,598,598
                                                                      -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ......................................................   $66,038,900    $ 1,875,875
                                                                      ===========   ============
 * Net of foreign withholding taxes of: ...........................   $    59,398    $     1,416
                                                                      ===========   ============


                                                                          LAZARD            LAZARD
                                                                        SMALL CAP        BANTAM VALUE
                                                                        PORTFOLIO         PORTFOLIO
                                                                    ----------------- -----------------
INVESTMENT INCOME
INCOME:
 Interest .........................................................  $    6,014,341    $      261,509
 Dividends ........................................................      14,048,859           238,085
                                                                     --------------   ---------------
Total investment income* ..........................................      20,063,200           499,594
                                                                     --------------   ---------------
EXPENSES:
 Management fees ..................................................      11,726,934           575,206
 Administration fees ..............................................         301,361            60,339
 Distribution fees (Open Shares) ..................................         245,099            21,161
 Custodian fees ...................................................         259,546            62,640
 Professional services ............................................          63,132            41,464
 Registration fees ................................................         112,104            27,724
 Shareholders' services ...........................................         137,718            57,800
 Directors' fees and expenses .....................................          13,837            13,837
 Shareholders' reports ............................................          25,426             9,548
 Amortization of organizational expenses ..........................              --               182
 Other ............................................................         115,438             6,243
                                                                     --------------   ---------------
Total expenses before fees waived and expenses reimbursed .........      13,000,595           876,144
 Management fees waived and expenses reimbursed ...................              --           (40,732)
 Administration fees waived .......................................              --                --
 Expense reductions ...............................................         (19,180)           (4,732)
                                                                     --------------   ---------------
Expenses--net .....................................................      12,981,415           830,680
                                                                     --------------   ---------------
INVESTMENT INCOME (LOSS)--NET .....................................       7,081,785          (331,086)
                                                                     --------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY--NET
 Realized gain (loss) on:
  Investments--net ................................................      (8,015,535)           72,685
  Foreign currency--net ...........................................              --                --
 Net change in unrealized appreciation (depreciation) on:
  Investments--net ................................................    (200,026,407)      (12,144,931)
  Foreign currency--net ...........................................              --                --
                                                                     --------------   ---------------
Realized and unrealized gain (loss) on investments and
  foreign currency--net ...........................................    (208,041,942)      (12,072,246)
                                                                     --------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ......................................................  $ (200,960,157)   $  (12,403,332)
                                                                     ==============   ===============
 * Net of foreign withholding taxes of: ...........................  $       24,052    $           --
                                                                     ==============   ===============


** Commenced operations on January 2, 1998.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
    LAZARD         LAZARD           LAZARD           LAZARD
    GLOBAL      INTERNATIONAL   INTERNATIONAL       EMERGING
    EQUITY         EQUITY         SMALL CAP         MARKETS
  PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
------------- ---------------- --------------- -----------------

 $   39,546    $   6,005,981    $     509,630   $    1,418,920
    300,096       52,760,910        2,742,017        7,311,312
 ----------   --------------    -------------  ---------------
    339,642       58,766,891        3,251,647        8,730,232
 ----------   --------------    -------------  ---------------

    119,985       19,452,067        1,354,903        2,794,119
     48,200          404,362           81,137          100,882
      9,246           76,823            8,134           29,160
     82,696        2,949,209          279,094          508,629
     32,758           56,198           34,824           40,873
     19,953          218,590           42,231           78,815
     46,211          109,072           53,020           66,953
     11,137           13,838           13,904           13,837
      1,210           19,566           10,967           13,517
        182               --            3,214            4,678
      2,076          147,548           19,552            6,804
 ----------   --------------    -------------  ---------------
    373,654       23,447,273        1,900,980        3,658,267
   (194,578)              --          (16,356)         (17,870)
         --               --               --               --
         --           (4,500)          (1,365)         (18,365)
 ----------   --------------    -------------  ---------------
    179,076       23,442,773        1,883,259        3,622,032
 ----------   --------------    -------------  ---------------
    160,566       35,324,118        1,368,388        5,108,200
 ----------   --------------    -------------  ---------------

    878,761      145,444,421       13,308,772      (48,041,891)
    (16,203)      (9,178,019)        (626,958)        (757,497)

  1,695,964      177,729,923       (4,961,310)     (28,054,440)
       (155)         440,345            7,701           44,820
 ----------   --------------    -------------  ---------------

  2,558,367      314,436,670        7,728,205      (76,809,008)
 ----------   --------------    -------------  ---------------

 $2,718,933    $ 349,760,788    $   9,096,593   $  (71,700,808)
 ==========   ==============    =============  ===============
 $   18,473    $   6,250,498    $     433,482   $      683,973
 ==========   ==============    =============  ===============


                      LAZARD           LAZARD          LAZARD
      LAZARD           HIGH        INTERNATIONAL      STRATEGIC
       BOND            YIELD        FIXED-INCOME        YIELD
    PORTFOLIO       PORTFOLIO**      PORTFOLIO        PORTFOLIO
 --------------- ---------------- --------------- ----------------


  $   6,520,653   $    2,800,635   $  6,107,211    $  34,318,958
             --          182,639         27,582        1,472,366
  -------------  ---------------   ------------    -------------
      6,520,653        2,983,274      6,134,793       35,791,324
  -------------  ---------------   ------------    -------------

        523,656          225,562        857,644        3,422,135
         65,947           49,968         67,871          136,257
         28,672              573          9,533           48,934
        117,717           50,586        207,503          368,520
         35,347           31,193         35,990           48,036
         28,778           27,756         23,582           42,931
         50,280           41,432         54,165           64,419
         13,837           11,175         13,837           13,846
          1,328              638         10,409            8,819
             --           44,902             --               --
          7,839            1,733          8,517           27,752
  -------------  ---------------   ------------    -------------
        873,401          485,518      1,289,051        4,181,649
        (11,309)        (125,291)       (21,538)              --
             --          (43,750)            --               --
        (10,339)              --         (7,942)         (11,525)
  -------------  ---------------   ------------    -------------
        851,753          316,477      1,259,571        4,170,124
  -------------  ---------------   ------------    -------------
      5,668,900        2,666,797      4,875,222       31,621,200
  -------------  ---------------   ------------    -------------

      1,363,055       (2,212,117)     1,433,652      (23,125,302)
             --               --     (1,573,161)      (6,897,177)

     (1,212,836)      (1,145,661)     8,149,616       (1,923,204)
             --               --      1,455,856       (1,117,869)
  -------------  ---------------   ------------    -------------

        150,219       (3,357,778)     9,465,963      (33,063,552)
  -------------  ---------------   ------------    -------------

  $   5,819,119   $     (690,981)  $ 14,341,185    $  (1,442,352)
  =============  ===============   ============    =============
  $          --   $           --   $     31,059    $          --
  =============  ===============   ============    =============

================================================================================
THE LAZARD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                 LAZARD EQUITY
                                                                                                   PORTFOLIO
                                                                                      ------------------------------------
                                                                                         YEAR ENDED          YEAR ENDED
                                                                                        DECEMBER 31,        DECEMBER 31,
                                                                                            1998                1997
                                                                                      ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Investment income (loss)--net ....................................................    $    5,367,744     $    3,266,345
 Realized gain (loss) on investments and foreign currency--net ....................        36,224,831         58,942,717
 Change in unrealized appreciation (depreciation)--net ............................        24,446,325          9,469,216
                                                                                       --------------     --------------
Net increase (decrease) in net assets resulting from operations ...................        66,038,900         71,678,278
                                                                                       --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ............................................................        (4,333,091)        (3,202,517)
  Open Shares .....................................................................          (934,432)           (70,473)
 From realized gains--net
  Institutional Shares ............................................................       (21,315,461)       (53,939,994)
  Open Shares .....................................................................        (6,695,483)        (2,267,870)
 In excess of investment income--net
  Institutional Shares ............................................................                --                 --
  Open Shares .....................................................................                --                 --
 In excess of realized gains--net
  Institutional Shares ............................................................                --                 --
  Open Shares .....................................................................                --                 --
                                                                                       --------------     --------------
Net decrease in net assets resulting from distributions ...........................       (33,278,467)       (59,480,854)
                                                                                       --------------     --------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
  Institutional Shares ............................................................        87,372,723         90,619,277
  Open Shares .....................................................................       120,385,150         30,083,744
 Net proceeds from reinvestment of distributions
  Institutional Shares ............................................................        24,696,654         54,569,340
  Open Shares .....................................................................         7,533,249          2,261,137
 Cost of shares redeemed
  Institutional Shares ............................................................      (111,996,715)      (103,551,489)
  Open Shares .....................................................................       (38,387,846)        (8,398,580)
                                                                                       --------------     --------------
Net increase (decrease) in net assets from capital stock transactions .............        89,603,215         65,583,429
                                                                                       --------------     --------------
Total increase (decrease) in net assets ...........................................       122,363,648         77,780,853
Net assets at beginning of period .................................................       356,386,172        278,605,319
                                                                                       --------------     --------------
Net assets at end of period* ......................................................    $  478,749,820     $  356,386,172
                                                                                       ==============     ==============
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of period ........................................        16,695,862         14,480,367
                                                                                       --------------     --------------
 Shares sold ......................................................................         4,095,584          4,234,980
 Shares issued to shareholders from reinvestment of distributions .................         1,165,225          2,733,379
 Shares repurchased ...............................................................        (5,351,578)        (4,752,864)
                                                                                       --------------     --------------
 Net increase (decrease) ..........................................................           (90,769)         2,215,495
                                                                                       --------------     --------------
 Shares outstanding at end of period ..............................................        16,605,093         16,695,862
                                                                                       ==============     ==============
OPEN SHARES:
 Shares outstanding at beginning of period ........................................         1,141,207                 --
                                                                                       --------------     --------------
 Shares sold ......................................................................         5,735,707          1,390,648
 Shares issued to shareholders from reinvestment of distributions .................           355,884            113,384
 Shares repurchased ...............................................................        (1,826,235)          (362,825)
                                                                                       --------------     --------------
 Net increase (decrease) ..........................................................         4,265,356          1,141,207
                                                                                       --------------     --------------
 Shares outstanding at end of period ..............................................         5,406,563          1,141,207
                                                                                       ==============     ==============
 * Includes undistributed (distributions in excess of) investment income--net .....    $      119,713     $       19,492
                                                                                       ==============     ==============


** Commenced operations on November 4, 1997.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================

           LAZARD MID CAP                          LAZARD SMALL CAP                         LAZARD BANTAM VALUE
              PORTFOLIO                                PORTFOLIO                                 PORTFOLIO
-------------------------------------   ---------------------------------------   ---------------------------------------
    YEAR ENDED         PERIOD ENDED         YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
   DECEMBER 31,        DECEMBER 31,        DECEMBER 31,         DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
       1998               1997**               1998                 1997                 1998                 1997
-----------------   -----------------   ------------------   ------------------   ------------------   ------------------

    $277,277          $      76,325       $    7,081,785       $    4,109,963      $      (331,086)     $      (242,145)
     1,047,283               (1,143)          (8,015,535)         180,850,768               72,685           10,157,779
       551,315            1,285,870         (200,026,407)         111,151,369          (12,144,931)           3,977,235
--------------        -------------       --------------       --------------      ---------------      ---------------
     1,875,875            1,361,052         (200,960,157)         296,112,100          (12,403,332)          13,892,869
--------------        -------------       --------------       --------------      ---------------      ---------------


      (238,083)             (69,578)            (682,951)          (3,427,982)                  --                   --
       (51,279)              (1,235)                  --                   --                   --                   --

      {593,806)                  --           (7,744,125)        (188,272,138)            (805,472)          (9,019,744)
      (171,721)                  --             (533,570)          (5,550,731)             (91,260)            (964,614)

       (18,334)                  --                   --                   --                   --                   --
        (3,181)                  --                   --                   --                   --                   --

            --                   --                   --                   --                   --                   --
            --                   --                   --                   --                   --                   --
--------------        -------------       --------------       --------------      ---------------      ---------------
    (1,076,404)             (70,813)          (8,960,646)        (197,250,851)            (896,732)          (9,984,358)
--------------        -------------       --------------       --------------      ---------------      ---------------


    20,622,564           48,808,885          726,841,164          580,429,963           15,742,416           31,919,201
    20,111,962            2,003,215          131,639,336           52,536,821            6,621,216           10,151,848


       781,532               64,808           10,219,065          179,673,475              802,893            8,989,030
       211,355                  809              521,384            5,399,865               74,738              900,973

  (16,067,323)             (346,699)        (577,391,571)        (399,682,887)         (15,048,400)         (10,133,057)
   (5,968,971)             (235,768)         (68,030,676)          (7,451,540)          (6,418,518)          (1,965,892)
--------------        -------------       --------------       --------------      ---------------      ---------------
   19,691,119            50,295,250          223,798,702          410,905,697            1,774,345           39,862,103
--------------        -------------       --------------       --------------      ---------------      ---------------
   20,490,590            51,585,489           13,877,899          509,766,946          (11,525,719)          43,770,614
   51,585,489                    --        1,491,172,370          981,405,424           78,319,961           34,549,347
--------------        -------------       --------------       --------------      ---------------      ---------------
$  72,076,079         $  51,585,489       $1,505,050,269       $1,491,172,370      $    66,794,242      $    78,319,961
==============        =============       ==============       ==============      ===============      ===============

    4,851,388                    --           72,186,366           53,230,190            4,887,256            2,746,889
--------------        -------------       --------------       --------------      ---------------      ---------------
    1,986,263             4,879,588           39,866,121           28,061,127            1,165,000            2,177,512
       79,580                 6,442              544,378            9,286,832               64,129              647,359
   (1,589,693)              (34,642)         (31,409,385)         (18,391,783)          (1,216,467)            (684,504)
--------------        -------------       --------------       --------------      ---------------      ---------------
      476,150             4,851,388            9,001,114           18,956,176               12,662            2,140,367
--------------        -------------       --------------       --------------      ---------------      ---------------
    5,327,538             4,851,388           81,187,480           72,186,366            4,899,918            4,887,256
==============        =============       ==============       ==============      ===============      ===============

      176,048                    --            2,302,364                   --              585,520                   --
--------------        -------------       --------------       --------------      ---------------      ---------------
    1,988,746               199,579            6,772,629            2,362,406              484,655              642,453
       21,545                    80               28,259              277,559                6,106               64,441
     (621,705)              (23,611)          (3,711,798)            (337,601)            (493,384)            (121,374)
--------------        -------------       --------------       --------------      ---------------      ---------------
    1,388,586               176,048            3,089,090            2,302,364               (2,623)             585,520
--------------        -------------       --------------       --------------      ---------------      ---------------
    1,564,634               176,048            5,391,454            2,302,364              582,897              585,520
==============        =============       ==============       ==============      ===============      ===============
$      13,218         $      12,085       $    7,069,548       $      681,981      $            --      $            --
==============        =============       ==============       ==============      ===============      ===============

================================================================================
THE LAZARD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                            LAZARD GLOBAL EQUITY
                                                                                                  PORTFOLIO
                                                                                      ---------------------------------
                                                                                         YEAR ENDED        YEAR ENDED
                                                                                        DECEMBER 31,      DECEMBER 31,
                                                                                            1998              1997
                                                                                      ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Investment income (loss)--net ....................................................    $    160,566      $    115,429
 Realized gain (loss) on investments and foreign currency--net ....................         862,558           856,254
 Change in unrealized appreciation (depreciation)--net ............................       1,695,809           652,357
                                                                                       ------------      ------------
Net increase (decrease) in net assets resulting from operations ...................
                                                                                          2,718,933         1,624,040
                                                                                       ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ............................................................        (109,536)         (105,741)
  Open Shares .....................................................................         (14,500)          (13,063)
 From realized gains--net
  Institutional Shares ............................................................        (821,122)         (947,173)
  Open Shares .....................................................................        (225,207)         (128,664)
 In excess of investment income--net
  Institutional Shares ............................................................              --            (6,344)
  Open Shares .....................................................................              --              (830)
 In excess of realized gains--net
  Institutional Shares ............................................................         (10,308)               --
  Open Shares .....................................................................          (3,101)               --
                                                                                       ------------      ------------
Net decrease in net assets resulting from distributions ...........................      (1,183,774)       (1,201,815)
                                                                                       ------------      ------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
  Institutional Shares ............................................................       6,063,563         2,036,594
  Open Shares .....................................................................       3,126,095         2,834,230
 Net proceeds from reinvestment of distributions
  Institutional Shares ............................................................         933,169         1,020,486
  Open Shares .....................................................................         204,554           141,752
 Cost of shares redeemed
  Institutional Shares ............................................................      (1,037,949)       (2,916,057)
  Open Shares .....................................................................        (939,052)         (674,496)
                                                                                       ------------      ------------
Net increase (decrease) in net assets from capital stock transactions .............       8,350,380         2,442,509
                                                                                       ------------      ------------
Total increase in net assets ......................................................       9,885,539         2,864,734
Net assets at beginning of year ...................................................      12,648,757         9,784,023
                                                                                       ------------      ------------
Net assets at end of year* ........................................................    $ 22,534,296      $ 12,648,757
                                                                                       ============      ============
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of year ..........................................         870,086           852,071
                                                                                       ------------      ------------
 Shares sold ......................................................................         487,546           173,237
 Shares issued to shareholders from reinvestment of distributions .................          72,432            86,767
 Shares repurchased ...............................................................         (82,205)         (241,989)
                                                                                       ------------      ------------
 Net increase (decrease) ..........................................................         477,773            18,015
                                                                                       ------------      ------------
 Shares outstanding at end of year ................................................       1,347,859           870,086
                                                                                       ============      ============
OPEN SHARES:
 Shares outstanding at beginning of period ........................................         192,168                --
                                                                                       ------------      ------------
 Shares sold ......................................................................         233,011           233,628
 Shares issued to shareholders from reinvestment of distributions .................          15,814            11,953
 Shares repurchased ...............................................................         (74,465)          (53,413)
                                                                                       ------------      ------------
 Net increase (decrease) ..........................................................         174,360           192,168
                                                                                       ------------      ------------
 Shares outstanding at end of period year .........................................         366,528           192,168
                                                                                       ============      ============
 * Includes undistributed (distributions in excess of) investment Income--net .....    $     (9,939)     $    (30,476)
                                                                                       ============      ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================

       LAZARD INTERNATIONAL EQUITY            LAZARD INTERNATIONAL SMALL CAP             LAZARD EMERGING MARKETS
                PORTFOLIO                                PORTFOLIO                              PORTFOLIO
-----------------------------------------   -----------------------------------   -------------------------------------
     YEAR ENDED            YEAR ENDED          YEAR ENDED         YEAR ENDED          YEAR ENDED          YEAR ENDED
    DECEMBER 31,          DECEMBER 31,        DECEMBER 31,       DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
        1998                  1997                1998               1997                1998                1997
-------------------   -------------------   ----------------   ----------------   -----------------   -----------------

  $    35,324,118       $    23,690,976      $   1,368,388      $   1,030,350      $    5,108,200      $    3,029,620
      136,266,402           135,333,682         12,681,814          4,797,715         (48,799,388)          9,698,759
      178,170,268            57,416,855         (4,953,609)        (6,500,094)        (28,009,620)        (56,098,361)
  ---------------       ---------------      -------------      -------------      --------------      --------------

      349,760,788           216,441,513          9,096,593           (672,029)        (71,700,808)        (43,369,982)
  ---------------       ---------------      -------------      -------------      --------------      --------------


      (25,534,748)          (23,615,628)          (752,862)          (779,553)         (4,058,419)         (2,195,662)
         (250,536)              (75,348)            (5,976)            (2,605)           (121,120)            (50,943)

     (144,495,716)         (132,849,456)       (15,715,143)        (2,420,014)                 --         (12,058,986)
       (2,219,617)             (407,971)          (221,751)           (20,012)                 --            (403,361)

               --           (19,997,743)                --                 --                  --                  --
               --               (49,197)                --                 --                  --                  --

               --                    --                 --                 --                  --          (6,127,590)
               --                    --                 --                 --                  --            (163,296)
  ---------------       ---------------      -------------      -------------      --------------      --------------
     (172,500,617)         (176,995,343)       (16,695,732)        (3,222,184)         (4,179,539)        (20,999,838)
  ---------------       ---------------      -------------      -------------      --------------      --------------

    1,265,219,569           540,108,125        105,522,613         33,547,354         223,793,607         224,014,461
      140,707,664            14,105,912          7,946,853          3,051,529          42,143,524          17,560,383

      168,928,556           165,563,968         15,939,095          2,967,819           6,418,310          16,809,709
        2,243,315               496,902            221,922             21,902              39,672             582,273

     (829,574,309)         (461,972,317)       (77,988,431)       (17,963,195)        (95,979,356)        (88,595,351)
     (108,710,913)           (3,403,545)        (7,184,846)        (1,136,469)        (38,420,599)         (7,220,528)
  ---------------       ---------------      -------------      -------------      --------------      --------------
      638,813,882           254,899,045         44,457,206         20,488,940         137,995,158         163,150,947
  ---------------       ---------------      -------------      -------------      --------------      --------------
      816,074,053           294,345,215         36,858,067         16,594,727          62,114,811          98,781,127
    2,110,518,383         1,816,173,168        143,567,264        126,972,537         244,109,087         145,327,960
  ---------------       ---------------      -------------      -------------      --------------      --------------
  $ 2,926,592,436       $ 2,110,518,383      $ 180,425,331      $ 143,567,264      $  306,223,898      $  244,109,087
  ===============       ===============      =============      =============      ==============      ==============


      150,349,803           133,302,794         12,122,940         10,640,540          25,697,597          12,969,409
  ---------------       ---------------      -------------      -------------      --------------      --------------
       81,842,532            36,635,849          7,901,725          2,689,836          28,909,650          18,858,547
       11,354,528            11,731,335          1,379,036            253,037             845,770           1,776,539
      (54,467,695)          (31,320,175)        (5,813,173)        (1,460,473)        (12,502,788)         (7,906,898)
  ---------------       ---------------      -------------      -------------      --------------      --------------
       38,729,365            17,047,009          3,467,588          1,482,400          17,252,632          12,728,188
  ---------------       ---------------      -------------      -------------      --------------      --------------
      189,079,168           150,349,803         15,590,528         12,122,940          42,950,229          25,697,597
  ===============       ===============      =============      =============      ==============      ==============
          773,878                    --            160,229                 --             844,049                  --
  ---------------       ---------------      -------------      -------------      --------------      --------------
        9,132,813               967,597            571,256            251,402           5,261,508           1,447,155
          150,724                35,205             19,069              1,866               7,814              62,861
       (6,950,733)             (228,924)          (518,105)           (93,039)         (4,937,323)           (665,967)
  ---------------       ---------------      -------------      -------------      --------------      --------------
        2,332,804               773,878             72,220            160,229             331,999             844,049
  ---------------       ---------------      -------------      -------------      --------------      --------------
        3,106,682               773,878            232,449            160,229           1,176,048             844,049
  ===============       ===============      =============      =============      ==============      ==============
  $   (20,141,111)      $   (21,193,548)     $     (35,422)     $     (18,014)     $      220,015      $       48,851
  ===============       ===============      =============      =============      ==============      ==============

================================================================================
THE LAZARD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

                                                                                                 LAZARD BOND
                                                                                                  PORTFOLIO
                                                                                     ------------------------------------
                                                                                         YEAR ENDED          YEAR ENDED
                                                                                        DECEMBER 31,        DECEMBER 31
                                                                                            1998                1997
                                                                                     ------------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Investment income--net ..........................................................     $  5,668,900        $   4,977,490
 Realized gain (loss) on investments and foreign currency--net ...................        1,363,055            1,191,253
 Change in unrealized appreciation (depreciation)--net ...........................       (1,212,836)             976,970
                                                                                       -------------       -------------
Net increase (decrease) in net assets resulting from operations ..................        5,819,119            7,145,713
                                                                                       -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ...........................................................       (5,116,501)          (4,784,961)
  Open Shares ....................................................................         (589,199)            (218,630)
 From realized gains--net
  Institutional Shares ...........................................................       (1,325,439)            (622,871)
  Open Shares ....................................................................         (200,980)             (47,549)
 In excess of investment income--net
  Institutional Shares ...........................................................              (70)            (103,346)
  Open Shares ....................................................................                 (9)            (6,061)
 In excess of realized gains--net
  Institutional Shares ...........................................................         (150,643)                  --
  Open Shares ....................................................................          (18,525)                  --
 From Capital--Net
  Institutional Shares ...........................................................               --                   --
  Open Shares ....................................................................               --                   --
                                                                                       --------------      -------------
Net decrease in net assets resulting from distributions ..........................       (7,401,366)          (5,783,418)
                                                                                       --------------      -------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
  Institutional Shares ...........................................................       30,642,538           30,149,655
  Open Shares ....................................................................       10,295,197            7,728,016
 Net proceeds from reinvestment of distributions
  Institutional Shares ...........................................................        6,003,999            5,018,654
  Open Shares ....................................................................          714,757              248,171
 Cost of shares redeemed
  Institutional Shares ...........................................................      (27,312,623)         (13,915,433)
  Open Shares ....................................................................       (2,849,142)            (786,886)
                                                                                       --------------      -------------
Net increase (decrease) in net assets from capital stock transactions ............       17,494,726           28,442,177
                                                                                       --------------      -------------
Total increase in net assets .....................................................       15,912,479           29,804,472
Net assets at beginning of year ..................................................       99,710,624           69,906,152
                                                                                       --------------      -------------
Net assets at end of year* .......................................................     $115,623,103        $  99,710,624
                                                                                       ==============      =============
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of year .........................................        9,217,915            7,073,035
                                                                                       --------------      -------------
 Shares sold .....................................................................        3,060,161            3,039,325
 Shares issued to shareholders from reinvestment of distributions ................          599,942              503,472
 Shares repurchased ..............................................................       (2,723,276)          (1,397,917)
                                                                                       --------------      -------------
 Net increase ....................................................................          936,827            2,144,880
                                                                                       --------------      -------------
 Shares outstanding at end of year ...............................................       10,154,742            9,217,915
                                                                                       ==============      =============
OPEN SHARES:
 Shares outstanding at beginning of period .......................................          726,613                   --
                                                                                       --------------      -------------
 Shares sold .....................................................................        1,025,899              779,924
 Shares issued to shareholders from reinvestment of distributions ................           71,508               24,775
 Shares repurchased ..............................................................         (283,520)             (78,086)
                                                                                       --------------      -------------
 Net increase ....................................................................          813,887              726,613
                                                                                       --------------      -------------
 Shares outstanding at end of period .............................................        1,540,500              726,613
                                                                                       ==============      =============
* Includes undistributed (distributions in excess of) investment Income--net .....     $   (180,445)       $    (136,318)
                                                                                       ==============      =============


** Commenced operations on January 2, 1998.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================

                          LAZARD INTERNATIONAL
 LAZARD HIGH YIELD            FIXED-INCOME                   LAZARD STRATEGIC YIELD
     PORTFOLIO                  PORTFOLIO                           PORTFOLIO
------------------- -------------------------------   -------------------------------------
    PERIOD ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED          YEAR ENDED
    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,        DECEMBER 31,
       1998**             1998             1997              1998                1997
------------------- ---------------- ---------------- -----------------   -----------------

  $   2,666,797      $   4,875,222    $   5,281,736    $    31,621,200     $    24,177,268
    (2,212,117)           (139,509)      (4,062,403)       (30,022,479)          4,985,365
    (1,145,661)          9,605,472       (6,930,080)        (3,041,073)        (15,784,090)
  -------------      -------------    -------------    ---------------     ---------------
      (690,981)         14,341,185       (5,710,747)        (1,442,352)         13,378,543
  -------------      -------------    -------------    ---------------     ---------------


    (2,646,121)         (1,954,550)        (856,065)       (19,465,202)        (24,262,314)
       (20,676)            (62,023)          (4,392)          (791,250)           (625,698)

            --                  --         (162,035)                --          (1,819,161)
            --                  --               --                 --             (77,090)

       (78,525)                 --         (561,048)          (794,218)         (2,563,969)
          (705)                 --           (8,622)           (35,597)            (73,087)

            --                  --       (1,193,276)                --                  --
            --                  --          (18,323)                --                  --

            --                  --       (2,677,113)       (13,228,346)                 --
            --                  --          (41,142)          (592,897)                 --
  -------------      -------------    -------------    ---------------     ---------------
    (2,746,027)         (2,016,573)      (5,522,016)       (34,907,510)        (29,421,319)
  -------------      -------------    -------------    ---------------     ---------------


    52,193,575          30,541,436       62,994,956        476,144,319         420,086,629
       984,032           2,380,537        2,930,820        154,324,729          18,214,057

     2,664,900           2,276,718        4,103,522         21,895,133          22,349,566
        21,381              72,083           57,737          1,174,776             692,322

    (9,518,672)        (39,431,530)     (34,229,843)      (465,223,430)       (226,654,290)
       (24,645)           (870,320)         (97,029)      (146,658,525)         (2,976,085)
  -------------      -------------    -------------    ---------------     ---------------
    46,320,571          (5,031,076)      35,760,163         41,657,002         231,712,199
  -------------      -------------    -------------    ---------------     ---------------
    42,883,563           7,293,536       24,527,400          5,307,140         215,669,423
            --         112,957,238       88,429,838        414,752,221         199,082,798
  -------------      -------------    -------------    ---------------     ---------------
 $  42,883,563       $ 120,250,774    $ 112,957,238    $   420,059,361     $   414,752,221
 ==============      =============    =============    ===============     ===============

            --          11,439,832        8,201,037         41,370,616          19,892,579
 --------------      -------------    -------------    ---------------     ---------------
     5,125,438           3,069,726        6,263,605         50,232,451          41,987,849
       270,082             232,609          410,505          2,318,882           2,253,081
      (942,285)         (3,959,845)      (3,435,315)       (49,814,646)        (22,762,893)
 --------------      -------------    -------------    ---------------     ---------------
     4,453,235            (657,510)       3,238,795          2,736,687          21,478,037
 --------------      -------------    -------------    ---------------     ---------------
     4,453,235          10,782,322       11,439,832         44,107,303          41,370,616
 ==============      =============    =============    ===============     ===============

            --             287,789               --          1,584,672                  --
 --------------      -------------    -------------    ---------------     ---------------
       101,097             239,066          291,721         16,328,778           1,813,716
         1,997               7,344            5,813            124,369              70,193
        (2,365)            (89,906)          (9,745)       (15,548,315)           (299,237)
 --------------      -------------    -------------    ---------------     ---------------
       100,729             156,504          287,789            904,832           1,584,672
 --------------      -------------    -------------    ---------------     ---------------
       100,729             444,293          287,789          2,489,504           1,584,672
 ==============      =============    =============    ===============     ===============
 $     (21,463)      $    (282,389)   $  (1,450,070)   $     1,046,593     $      (574,424)
 ==============      =============    =============    ===============     ===============

================================================================================
THE LAZARD FUNDS, INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD EQUITY PORTFOLIO


                                                                                   YEAR ENDED
                                                     -----------------------------------------------------------------------
                                                       12/31/98       12/31/97       12/31/96       12/31/95       12/31/94
INSTITUTIONAL SHARES                                 ------------   ------------   ------------   ------------   -----------
Net asset value, beginning of period .............     $ 19.98        $ 19.24        $ 17.41        $ 13.75        $ 13.89
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income ...........................        0.28           0.22           0.33           0.23           0.14
 Net realized and unrealized gain (loss) .........        3.10           4.54           3.06           4.93           0.44
                                                       -------        -------        -------        -------        -------
 Total from investment operations ................        3.38           4.76           3.39           5.16           0.58
                                                       -------        -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.26)         (0.22)         (0.33)         (0.18)         (0.15)
 Net realized gain ...............................       (1.35)         (3.80)         (1.23)         (1.32)         (0.57)
                                                       -------        -------        -------        -------        -------
 Total distributions .............................       (1.61)         (4.02)         (1.56)         (1.50)         (0.72)
                                                       -------        -------        -------        -------        -------
Net asset value, end of period ...................     $ 21.75        $ 19.98        $ 19.24        $ 17.41        $ 13.75
                                                       =======        =======        =======        =======        =======
TOTAL RETURN (A) .................................       17.3%          25.1%          19.9%          37.7%           4.2%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $361,126       $333,575       $278,605       $163,787       $89,105
Ratios to average net assets:
 Net expenses (b) ................................        0.85%          0.86%          0.89%          0.92%          1.05%
 Gross expenses (b) ..............................        0.85%          0.87%          0.89%          0.92%          1.05%
 Net investment income (b) .......................        1.28%          1.00%          1.87%          1.45%          1.15%
Portfolio turnover rate ..........................          76%            78%            66%            81%            67%


                                                         YEAR        FOR THE PERIOD
                                                         ENDED         2/5/97* TO
                                                       12/31/98         12/31/97
OPEN SHARES                                          ------------   ---------------
Net asset value, beginning of period .............     $  19.99         $ 20.19
                                                       --------         -------
Income (loss) from investment operations:
 Net investment income ...........................        0.20             0.13
 Net realized and unrealized gain (loss) .........        3.12             3.62
                                                       --------         -------
 Total from investment operations ................        3.32             3.75
                                                       --------         -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.20)           (0.15)
 Net realized gain ...............................       (1.35)           (3.80)
                                                       --------         -------
 Total distributions .............................       (1.55)           (3.95)
                                                       --------         -------
Net asset value, end of period ...................     $  21.76         $ 19.99
                                                       ========         =======
TOTAL RETURN (A) .................................        17.0%           18.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $117,624         $22,811
Ratios to average net assets:
 Net expenses (b) ................................        1.12%            1.22%
 Gross expenses (b) ..............................        1.12%            1.35%
 Net investment income (b) .......................        0.96%            0.60%
SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD MID CAP PORTFOLIO

                                                       YEAR      FOR THE PERIOD
                                                       ENDED      11/4/97* TO
                                                     12/31/98       12/31/97
INSTITUTIONAL SHARES                               ------------ ---------------
Net asset value, beginning of period .............   $ 10.26        $ 10.00
                                                     -------        -------
Income (loss) from investment operations:
 Net investment income ...........................      0.05           0.02
 Net realized and unrealized gain (loss) .........      0.31           0.26
                                                     -------        -------
 Total from investment operations ................      0.36           0.28
                                                     -------        -------
Less distributions from and in excess of:
 Net investment income ...........................    ( 0.05)        ( 0.02)
 Net realized gain ...............................    ( 0.11)            --
                                                     -------        -------
 Total distributions .............................    ( 0.16)        ( 0.02)
                                                     -------        -------
Net asset value, end of period ...................   $ 10.46        $ 10.26
                                                     =======        =======
TOTAL RETURN (A) .................................      3.7%           2.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $55,731        $49,779
Ratios to average net assets:
 Net expenses (b) ................................     1.05%          1.05%
 Gross expenses (b) ..............................     1.23%          1.44%
 Net investment income (b) .......................     0.48%          1.02%
Portfolio turnover rate ..........................       86%             1%


                                                       YEAR      FOR THE PERIOD
                                                       ENDED      11/4/97* TO
                                                     12/31/98       12/31/97
OPEN SHARES                                        ------------ ---------------
Net asset value, beginning of period .............   $ 10.26        $ 10.00
                                                     -------        -------
Income (loss) from investment operations:
 Net investment income ...........................      0.02           0.01
 Net realized and unrealized gain (loss) .........      0.32           0.26
                                                     -------        -------
 Total from investment operations ................      0.34           0.27
                                                     -------        -------
Less distributions from and in excess of:
 Net investment income ...........................     (0.04)         (0.01)
 Net realized gain ...............................     (0.11)            --
                                                     -------        -------
 Total distributions .............................     (0.15)         (0.01)
                                                     -------        -------
Net asset value, end of period ...................   $ 10.45        $ 10.26
                                                     =======        =======
TOTAL RETURN (A) .................................      3.4%           2.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $16,345        $ 1,806
Ratios to average net assets:
 Net expenses (b) ................................     1.35%          1.35%
 Gross expenses (b) ..............................     1.66%          4.97%
 Net investment income (b) .......................     0.29%          0.72%

SEE NOTES TO FINANCIAL HIGHLIGHTS.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO


                                                                                 YEAR ENDED
                                                   -----------------------------------------------------------------------
                                                       12/31/98        12/31/97      12/31/96     12/31/95      12/31/94
INSTITUTIONAL SHARES                               --------------- --------------- ------------ ------------ -------------
Net asset value, beginning of period .............    $   20.02       $   18.44      $ 15.95      $ 14.35       $ 15.26
                                                      ---------       ---------      -------      -------       -------
Income (loss) from investment operations:
 Net investment income ...........................         0.08            0.07         0.11         0.13          0.07
 Net realized and unrealized gain (loss) .........        (2.60)           4.92         3.68         2.95          0.22
                                                      ---------       ---------      -------      -------       -------
 Total from investment operations ................        (2.52)           4.99         3.79         3.08          0.29
                                                      ---------       ---------      -------      -------       -------
Less distributions from and in excess of:
 Net investment income ...........................        (0.01)          (0.06)       (0.11)       (0.16)        (0.04)
 Net realized gain ...............................        (0.10)          (3.35)       (1.19)       (1.32)        (1.16)
                                                      ---------       ---------      -------      -------       -------
 Total distributions .............................        (0.11)          (3.41)       (1.30)       (1.48)        (1.20)
                                                      ---------       ---------      -------      -------       -------
Net asset value, end of period ...................    $   17.39       $   20.02      $ 18.44      $ 15.95       $ 14.35
                                                      =========       =========      =======      =======       =======
TOTAL RETURN (A) .................................        (12.6)%         28.1%        23.9%        21.5%          2.0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $1,411,503     $1,445,075     $981,405     $646,371      $429,673
Ratios to average net assets:
 Net expenses (b) ................................         0.81%          0.82%        0.84%        0.84%         0.85%
 Gross expenses (b) ..............................         0.81%          0.82%        0.84%        0.84%         0.85%
 Net investment income (b) .......................         0.50%          0.35%        0.60%        0.90%         0.51%
Portfolio turnover rate ..........................           46%            56%          51%          70%           70%


                                                         YEAR        FOR THE PERIOD
                                                         ENDED        1/30/97* TO
                                                       12/31/98         12/31/97
OPEN SHARES                                          ------------   ---------------
Net asset value, beginning of period .............     $ 20.02          $ 18.75
                                                       -------          -------
Income (loss) from investment operations:
 Net investment income ...........................        0.03             0.01
 Net realized and unrealized gain (loss) .........       (2.60)            4.61
                                                       -------          -------
 Total from investment operations ................       (2.57)            4.62
                                                       -------          -------
Less distributions from and in excess of:
 Net investment income ...........................          --               --
 Net realized gain ...............................       (0.10)           (3.35)
                                                       -------          -------
 Total distributions .............................       (0.10)           (3.35)
                                                       -------          -------
Net asset value, end of period ...................     $ 17.35          $ 20.02
                                                       =======          =======
TOTAL RETURN (A) .................................     (12.9)%            25.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $93,547          $46,097
Ratios to average net assets:
 Net expenses (b) ................................       1.09%            1.14%
 Gross expenses (b) ..............................       1.09%            1.23%
 Net investment income (b) .......................       0.21%            0.12%
SEE NOTES TO FINANCIAL HIGHLIGHTS.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD BANTAM VALUE PORTFOLIO


                                                            YEAR ENDED          FOR THE PERIOD
                                                   ---------------------------    3/1/96* TO
                                                     12/31/98       12/31/97       12/31/96
INSTITUTIONAL SHARES                               ------------   ------------ ---------------
Net asset value, beginning of period ............. $ 14.32          $  12.58       $ 10.00
                                                   --------         --------       -------
Income (loss) from investment operations:
 Net investment income ...........................     --                 --          0.22
 Net realized and unrealized gain (loss) .........   (1.98)             4.12          3.11
                                                   --------         --------       -------
 Total from investment operations ................   (1.98)             4.12          3.33
                                                   --------         --------       -------
Less distributions from and in excess of:
 Net investment income ...........................     --                 --        ( 0.22)
 Net realized gain ...............................   (0.15)           ( 2.38)       ( 0.53)
                                                   --------         --------       -------
 Total distributions .............................   (0.15)           ( 2.38)       ( 0.75)
                                                   --------         --------       -------
Net asset value, end of period ................... $ 12.19          $  14.32       $ 12.58
                                                   =======          ========       =======
TOTAL RETURN (A) ................................. (13.8)%             33.9%         33.3%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ......... $59,737          $ 69,972       $34,549
Ratios to average net assets:
 Net expenses (b) ................................   1.05%             1.05%         1.05%
 Gross expenses (b) ..............................   1.09%             1.14%         1.91%
 Net investment income (b) ....................... (0.40)%           (0.42)%         2.80%
Portfolio turnover rate ..........................     95%              110%          262%


                                                          YEAR      FOR THE PERIOD
                                                         ENDED       1/23/97* TO
                                                        12/31/98       12/31/97
OPEN SHARES                                          ------------- ---------------
Net asset value, beginning of period .............     $   14.26      $   13.13
                                                       ---------      ---------
Income (loss) from investment operations:
 Net investment income (loss) ....................         (0.04)            --
 Net realized and unrealized gain (loss) .........         (1.96)          3.51
                                                       ---------      ---------
 Total from investment operations ................         (2.00)          3.51
                                                       ---------      ---------
Less distributions from and in excess of:
 Net investment income ...........................            --             --
 Net realized gain ...............................         (0.15)         (2.38)
                                                       ---------      ---------
 Total distributions .............................         (0.15)         (2.38)
                                                       ---------      ---------
Net asset value, end of period ...................     $   12.11      $   14.26
                                                       =========      =========
TOTAL RETURN (A) .................................       (14.0)%          27.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $   7,057      $   8,348
Ratios to average net assets:
 Net expenses (b) ................................         1.35%          1.35%
 Gross expenses (b) ..............................         1.60%          1.88%
 Net investment income (b) .......................       (0.70)%        (0.69)%
SEE NOTES TO FINANCIAL HIGHLIGHTS.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              83

================================================================================
THE LAZARD FUNDS, INC


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD GLOBAL EQUITY PORTFOLIO


                                                            YEAR ENDED          FOR THE PERIOD
                                                   ---------------------------    1/4/96* TO
                                                     12/31/98       12/31/97       12/31/96
INSTITUTIONAL SHARES                               ------------   ------------ ---------------
Net asset value, beginning of period .............   $ 11.91        $ 11.48        $ 10.00
                                                     -------        -------        -------
Income (loss) from investment operations:
 Net investment income ...........................      0.10           0.14           0.09
 Net realized and unrealized gain (loss) .........      1.90           1.58           1.49
                                                     -------        -------        -------
 Total from investment operations ................      2.00           1.72           1.58
                                                     -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................     (0.08)         (0.15)         (0.10)
 Net realized gain ...............................     (0.69)         (1.14)            --
                                                     -------        -------        -------
 Total distributions .............................     (0.77)         (1.29)         (0.10)
                                                     -------        -------        -------
Net asset value, end of period ...................   $ 13.14        $ 11.91        $ 11.48
                                                     =======        =======        =======
TOTAL RETURN (A) .................................     17.1%          15.3%          15.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $17,710        $10,359        $ 9,784
Ratios to average net assets:
 Net expenses (b) ................................     1.05%          1.05%          1.05%
 Gross expenses (b) ..............................     2.18%          2.55%          5.06%
 Net investment income (b) .......................     1.07%          1.02%          1.70%
Portfolio turnover rate ..........................       48%            64%            74%



                                                         YEAR      FOR THE PERIOD
                                                         ENDED      1/30/97* TO
                                                       12/31/98       12/31/97
OPEN SHARES                                          ------------ ---------------
Net asset value, beginning of period .............     $ 11.92        $ 11.31
                                                       -------        -------
Income (loss) from investment operations:
 Net investment income ...........................        0.09           0.08
 Net realized and unrealized gain (loss) .........        1.88           1.78
                                                       -------        -------
 Total from investment operations ................        1.97           1.86
                                                       -------        -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.04)         (0.11)
 Net realized gain ...............................       (0.69)         (1.14)
                                                       -------        -------
 Total distributions .............................       (0.73)         (1.25)
                                                       -------        -------
Net asset value, end of period ...................     $ 13.16        $ 11.92
                                                       =======        =======
TOTAL RETURN (A) .................................       16.8%          16.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 4,824        $ 2,290
Ratios to average net assets:
 Net expenses (b) ................................       1.35%          1.35%
 Gross expenses (b) ..............................       2.85%          4.23%
 Net investment income (b) .......................       0.77%          0.67%
SEE NOTES TO FINANCIAL HIGHLIGHTS.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY PORTFOLIO


                                                                                    YEAR ENDED
                                                   -----------------------------------------------------------------------------
                                                       12/31/98        12/31/97        12/31/96        12/31/95       12/31/94
INSTITUTIONAL SHARES                               --------------- --------------- --------------- --------------- -------------
Net asset value, beginning of period .............   $    13.97      $    13.62       $   12.50       $   11.23       $ 12.32
                                                     ----------      ----------       ---------       ---------       -------
Income (loss) from investment operations:
 Net investment income ...........................         0.18            0.22            0.17            0.19          0.08
 Net realized and unrealized gain (loss) .........         2.03            1.40            1.76            1.29         (0.05)
                                                     ----------      ----------       ---------       ---------       -------
 Total from investment operations ................         2.21            1.62            1.93            1.48          0.03
                                                     ----------      ----------       ---------       ---------       -------
Less distributions from and in excess of:
 Net investment income ...........................        (0.14)          (0.34)          (0.19)          (0.09)           --
 Net realized gain ...............................        (0.81)          (0.93)          (0.62)          (0.12)        (1.12)
                                                     ----------      ----------       ---------       ---------       -------
Total distributions ..............................        (0.95)          (1.27)          (0.81)          (0.21)        (1.12)
                                                     ----------      ----------       ---------       ---------       -------
Net asset value, end of period ...................   $    15.23      $    13.97       $   13.62       $   12.50       $ 11.23
                                                     ==========      ==========       =========       =========       =======
TOTAL RETURN (A) .................................        16.0%           11.8%           15.6%           13.1%          0.2%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $2,879,289      $2,099,724      $1,816,173      $1,299,549      $831,877
Ratios to average net assets:
 Net expenses (b) ................................        0.90%           0.89%           0.91%           0.95%         0.94%
 Gross expenses (b) ..............................        0.90%           0.89%           0.91%           0.95%         0.94%
 Net investment income (b) .......................        1.37%           1.18%           1.93%           1.82%         0.75%
Portfolio turnover rate ..........................          41%             37%             39%             63%          106%


                                                         YEAR        FOR THE PERIOD
                                                         ENDED        1/23/97* TO
                                                       12/31/98         12/31/97
OPEN SHARES                                          ------------   ---------------
Net asset value, beginning of period .............     $ 13.95          $ 13.29
                                                       -------          -------
Income (loss) from investment operations:
 Net investment income ...........................        0.18             0.16
 Net realized and unrealized gain (loss) .........        2.00             1.71
                                                       -------          -------
 Total from investment operations ................        2.18             1.87
                                                       -------          -------
Less distributions from and in excess of:
  Net investment income ..........................       (0.09)           (0.28)
  Net realized gain ..............................       (0.81)           (0.93)
                                                       -------          -------
 Total distributions .............................       (0.90)           (1.21)
                                                       -------          -------
Net asset value, end of period ...................     $ 15.23          $ 13.95
                                                       =======          =======
TOTAL RETURN (A) .................................       15.8%            14.1%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $47,303          $10,794
Ratios to average net assets:
 Net expenses (b) ................................       1.24%            1.25%
 Gross expenses (b) ..............................       1.24%            1.61%
 Net investment income (b) .......................       1.02%            0.37%
SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

                                                                                    YEAR ENDED
                                                     -------------------------------------------------------------------------
                                                       12/31/98       12/31/97       12/31/96       12/31/95        12/31/94
INSTITUTIONAL SHARES                                 ------------   ------------   ------------   ------------   -------------
Net asset value, beginning of period .............     $ 11.69        $ 11.93        $ 10.52        $ 10.38        $ 10.86
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income ...........................        0.05           0.07           0.08           0.14           0.07
 Net realized and unrealized gain (loss) .........        0.83          (0.03)          1.55           0.06          (0.55)
                                                       -------        -------        -------        -------        -------
 Total from investment operations ................        0.88           0.04           1.63           0.20          (0.48)
                                                       -------        -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.05)         (0.07)         (0.08)            --             --
 Net realized gain ...............................       (1.12)        (0.21)          (0.14)         (0.06)            --
                                                       -------        -------        -------        -------        -------
 Total distributions .............................       (1.17)         (0.28)         (0.22)        (0.06)             --
                                                       -------        -------        -------        -------        -------
Net asset value, end of period ...................     $ 11.40        $ 11.69        $ 11.93        $ 10.52        $ 10.38
                                                       =======        =======        =======        =======        ========
TOTAL RETURN (A) .................................        7.6%           0.3%          15.6%           1.9%         (4.5)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $177,779       $141,695       $126,973       $115,534        $83,432
Ratios to average net assets:
 Net expenses (b) ................................       1.04%          1.09%          1.12%          1.13%          1.05%
 Gross expenses (b) ..............................       1.04%          1.09%          1.12%          1.13%          1.26%
 Net investment income (b) .......................       0.81%          0.73%          1.67%          1.56%          0.95%
Portfolio turnover rate ..........................         56%            63%           101%           118%           113%


                                                         YEAR        FOR THE PERIOD
                                                         ENDED        2/13/97* TO
                                                       12/31/98         12/31/97
OPEN SHARES                                          ------------   ---------------
Net asset value, beginning of period .............     $ 11.69         $  12.32
                                                       -------         --------
Income (loss) from investment operations:
 Net investment income ...........................        0.01             0.02
 Net realized and unrealized gain (loss) .........        0.83            (0.42)
                                                       -------         --------
 Total from investment operations ................        0.84            (0.40)
                                                       -------         --------
Less distributions from and in excess of:
 Net investment income ...........................       (0.03)           (0.02)
 Net realized gain ...............................       (1.12)           (0.21)
                                                       -------         --------
 Total distributions .............................       (1.15)           (0.23)
                                                       -------         --------
Net asset value, end of period ...................     $ 11.38         $  11.69
                                                       =======         ========
TOTAL RETURN (A) .................................        7.2%           (3.2)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 2,646         $  1,873
Ratios to average net assets:
 Net expenses (b) ................................       1.43%            1.43%
 Gross expenses (b) ..............................       1.93%            3.39%
 Net investment income (b) .......................       0.43%            0.34%
SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD EMERGING MARKETS PORTFOLIO


                                                                     YEAR ENDED                        FOR THE PERIOD
                                               ------------------------------------------------------   7/15/94* TO
                                                 12/31/98      12/31/97      12/31/96      12/31/95       12/31/94
INSTITUTIONAL SHARES                           ------------ -------------- ------------ ------------- ---------------
Net asset value, beginning of period .........    $  9.20       $ 11.21        $  9.24      $  9.86       $  10.00
                                                  -------       -------        -------      -------       --------
Income (loss) from investment operations:
 Net investment income .......................       0.10          0.10           0.07         0.08           0.01
 Net realized and unrealized gain (loss) .....      (2.26)        (1.18)          2.11        (0.66)         (0.15)
                                                  -------      --------        -------      --------      --------
 Total from investment operations ............      (2.16)        (1.08)          2.18        (0.58)         (0.14)
                                                  -------      --------        -------      --------      --------
Less distributions from and in excess of:
 Net investment income .......................      (0.10)        (0.09)         (0.08)       (0.04)            --
 Net realized gain ...........................         --         (0.84)         (0.13)          --             --
                                                  -------      --------        -------      --------      --------
 Total distributions .........................      (0.10)        (0.93)         (0.21)       (0.04)            --
                                                  -------      --------        -------      -------       --------
Net asset value, end of period ...............    $  6.94      $   9.20        $ 11.21      $  9.24       $   9.86
                                                  =======      ========        =======      =======       ========
TOTAL RETURN (A) .............................    (23.5)%        (9.8)%          23.6%       (5.9)%         (1.4)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .....   $298,033      $236,340       $145,328      $35,216       $ 17,025
Ratios to average net assets:
 Net expenses (b) ............................      1.28%         1.32%          1.38%        1.30%          1.30%
 Gross expenses (b) ..........................      1.29%         1.33%          1.48%        2.00%          2.31%
 Net investment income (b) ...................      1.84%         1.26%          1.40%        1.22%          0.31%
Portfolio turnover rate ......................        36%           40%            51%         102%            31%



                                                          YEAR      FOR THE PERIOD
                                                         ENDED        1/8/97* TO
                                                        12/31/98       12/31/97
OPEN SHARES                                          ------------- ---------------
Net asset value, beginning of period .............     $   9.20       $   11.45
                                                       --------       ---------
Income (loss) from investment operations:
 Net investment income ...........................         0.11            0.07
 Net realized and unrealized gain (loss) .........        (2.26)          (1.42)
                                                       --------       ---------
 Total from investment operations ................        (2.15)          (1.35)
                                                       --------       ---------
Less distributions from and in excess of:
 Net investment income ...........................        (0.08)          (0.07)
 Net realized gain ...............................           --           (0.83)
                                                       --------       ---------
 Total distributions .............................        (0.08)          (0.90)
                                                       --------       ---------
Net asset value, end of period ...................     $   6.97       $    9.20
                                                       ========       =========
TOTAL RETURN (A) .................................      (23.3)%         (12.0)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $  8,191       $   7,769
Ratios to average net assets:
 Net expenses (b) ................................        1.60%           1.60%
 Gross expenses (b) ..............................        1.76%           1.93%
 Net investment income (b) .......................        1.54%           1.01%
SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO

                                                                                    YEAR ENDED
                                                     -------------------------------------------------------------------------
                                                       12/31/98       12/31/97       12/31/96       12/31/95        12/31/94
INSTITUTIONAL SHARES                                 ------------   ------------   ------------   ------------   -------------
Net asset value, beginning of period .............     $ 10.03        $  9.88        $ 10.10        $  9.24        $ 10.28
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income ...........................        0.55           0.59           0.56           0.60           0.58
 Net realized and unrealized gain (loss) .........        0.01           0.23          (0.14)          0.86          (1.01)
                                                       -------        -------        -------        -------        -------
 Total from investment operations ................        0.56           0.82           0.42           1.46          (0.43)
                                                       -------        -------        -------        -------        --------
Less distributions from and in excess of:
 Net investment income ...........................       (0.55)         (0.60)         (0.57)         (0.60)         (0.58)
 Net realized gain ...............................       (0.15)         (0.07)         (0.07)            --          (0.03)
                                                       -------        -------        -------        -------        -------
 Total distributions .............................       (0.70)         (0.67)         (0.64)         (0.60)         (0.61)
                                                       -------        -------        -------        -------        -------
Net asset value, end of period ...................     $  9.89        $ 10.03        $  9.88        $ 10.10        $  9.24
                                                       =======        =======        =======        =======        =======
TOTAL RETURN (A) .................................        5.8%           8.6%           4.4%          16.2%         (4.2)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $100,397        $92,428        $69,906        $46,083        $24,494
Ratios to average net assets:
 Net expenses (b) ................................       0.78%          0.80%          0.80%          0.80%          0.80%
 Gross expenses (b) ..............................       0.79%          0.81%          0.88%          0.97%          1.23%
 Net investment income (b) .......................       5.45%          5.81%          5.77%          6.07%          6.11%
Portfolio turnover rate ..........................        335%           447%           460%           244%           121%


                                                         YEAR        FOR THE PERIOD
                                                         ENDED         3/5/97* TO
                                                       12/31/98         12/31/97
OPEN SHARES                                          ------------   ---------------
Net asset value, beginning of period .............     $ 10.02          $  9.86
                                                       -------          -------
Income (loss) from investment operations:
 Net investment income ...........................        0.52             0.46
 Net realized and unrealized gain (loss) .........        0.01             0.24
                                                       -------          -------
 Total from investment operations ................        0.53             0.70
                                                       -------          -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.52)           (0.47)
 Net realized gain ...............................       (0.15)           (0.07)
                                                       -------          -------
 Total distributions .............................       (0.67)           (0.54)
                                                       -------          -------
Net asset value, end of period ...................     $  9.88          $ 10.02
                                                       =======          =======
TOTAL RETURN (A) .................................        5.4%             7.2%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $15,226          $ 7,283
Ratios to average net assets:
 Net expenses (b) ................................       1.10%            1.10%
 Gross expenses (b) ..............................       1.21%            1.49%
 Net investment income (b) .......................       5.11%            5.46%
SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO

                                                    FOR THE PERIOD
                                                      1/2/98* TO
                                                       12/31/98
INSTITUTIONAL SHARES                               ---------------
Net asset value, beginning of period .............     $ 10.00
                                                       -------
Income (loss) from investment operations:
 Net investment income ...........................        0.88
 Net realized and unrealized gain (loss) .........       (0.57)
                                                       -------
 Total from investment operations ................        0.31
                                                       -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.89)
 Net realized gain ...............................          --
                                                       -------
 Total distributions .............................       (0.89)
                                                       -------
Net asset value, end of period ...................     $  9.42
                                                       =======
TOTAL RETURN (A) .................................        2.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $41,935
Ratios to average net assets:
 Net expenses (b) ................................        1.05%
 Gross expenses (b) ..............................        1.55%
 Net investment income (b) .......................        8.87%
Portfolio turnover rate ..........................         418%


                                                    FOR THE PERIOD
                                                     2/24/98* TO
                                                       12/31/98
OPEN SHARES                                        ---------------
Net asset value, beginning of period .............    $ 10.37
                                                      -------
Income (loss) from investment operations:
 Net investment income ...........................       0.72
 Net realized and unrealized gain (loss) .........      (0.94)
                                                      -------
 Total from investment operations ................      (0.22)
                                                      -------
Less distributions from and in excess of:
 Net investment income ...........................      (0.73)
 Net realized gain ...............................         --
                                                      -------
 Total distributions .............................      (0.73)
                                                      -------
Net asset value, end of period ...................    $  9.42
                                                      =======
TOTAL RETURN (A)                                       (2.2)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $   949
Ratios to average net assets:
 Net expenses (b) ................................      1.35%
 Gross expenses (b) ..............................      9.77%
 Net investment income (b) .......................      8.59%
SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

                                                                                    YEAR ENDED
                                                     -------------------------------------------------------------------------
                                                       12/31/98        12/31/97        12/31/96       12/31/95       12/31/94
INSTITUTIONAL SHARES                                 ------------   --------------   ------------   ------------   -----------
Net asset value, beginning of period .............     $  9.63        $ 10.78         $ 10.85        $ 10.23        $ 10.51
                                                       -------        -------         -------        -------        -------
Income (loss) from investment operations:
 Net investment income ...........................        0.32           0.40            0.54           0.70           0.59
 Net realized and unrealized gain (loss) .........        0.98          (1.05)           0.03           1.25          (0.16)
                                                       -------        -------         -------        -------        -------
 Total from investment operations ................        1.30          (0.65)           0.57           1.95           0.43
                                                       -------        -------         -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.22)         (0.13)          (0.59)         (1.13)         (0.59)
 Net realized gain ...............................          --          (0.12)          (0.05)         (0.20)         (0.12)
 Capital .........................................          --          (0.25)             --             --
                                                       -------        -------         -------        -------
 Total distributions .............................       (0.22)         (0.50)          (0.64)         (1.33)         (0.71)
                                                       -------        -------         -------        -------        -------
Net asset value, end of period ...................     $ 10.71        $  9.63         $ 10.78        $ 10.85        $ 10.23
                                                       =======        =======         =======        =======        =======
TOTAL RETURN (A) .................................       13.2%         (5.6)%            5.5%          19.4%           4.2%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $115,500       $110,185         $88,430        $45,624        $35,803
Ratios to average net assets:
 Net expenses (b) ................................       1.09%          1.06%           1.05%          1.05%          1.05%
 Gross expenses (b) ..............................       1.10%          1.10%           1.21%          1.25%          1.51%
 Net investment income (b) .......................       4.27%          5.13%           5.54%          5.99%          5.68%
Portfolio turnover rate ..........................        187%           166%            242%           190%            66%


                                                         YEAR        FOR THE PERIOD
                                                         ENDED         1/8/97* TO
                                                       12/31/98         12/31/97
OPEN SHARES                                          ------------   ---------------
Net asset value, beginning of period .............     $  9.63         $  10.64
                                                       -------         --------
Income (loss) from investment operations:
 Net investment income ...........................        0.31             0.43
 Net realized and unrealized gain (loss) .........        0.96            (0.98)
                                                       -------         --------
 Total from investment operations ................        1.27            (0.55)
                                                       -------         --------
Less distributions from and in excess of:
 Net investment income ...........................       (0.21)           (0.08)
 Net realized gain ...............................          --            (0.12)
 Capital .........................................          --            (0.26)
                                                       -------         --------
 Total distributions .............................       (0.21)           (0.46)
                                                       -------         --------
Net asset value, end of period ...................     $ 10.69         $   9.63
                                                       =======         ========
TOTAL RETURN (A) .................................       12.9%           (4.8)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 4,751         $  2,772
Ratios to average net assets:
 Net expenses (b) ................................       1.35%            1.35%
 Gross expenses (b) ..............................       1.92%            2.71%
 Net investment income (b) .......................       4.01%            4.68%
SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO

                                                                                    YEAR ENDED
                                                     -------------------------------------------------------------------------
                                                       12/31/98       12/31/97       12/31/96       12/31/95        12/31/94
INSTITUTIONAL SHARES                                 ------------   ------------   ------------   ------------   -------------
Net asset value, beginning of period .............     $  9.66        $ 10.01        $  9.52        $  9.10        $ 10.13
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income ...........................        0.76           0.81           0.76           0.75           0.76
 Net realized and unrealized gain (loss) .........       (0.69)         (0.28)          0.50           0.43          (0.99)
                                                       -------        -------        -------        -------        -------
 Total from investment operations ................        0.07           0.53           1.26           1.18          (0.23)
                                                       -------        -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.44)         (0.82)         (0.77)         (0.76)         (0.76)
 Net realized gain ...............................          --          (0.06)            --             --          (0.04)
 Capital .........................................       (0.28)            --             --             --             --
                                                       -------        -------        -------        -------        -------
 Total distributions .............................       (0.72)         (0.88)         (0.77)         (0.76)         (0.80)
                                                       -------        -------        -------        -------        -------
Net asset value, end of period ...................     $  9.01        $  9.66        $ 10.01        $  9.52        $  9.10
                                                       =======        =======        =======        =======        =======
TOTAL RETURN (A) .................................        0.8%           5.3%          13.7%          13.6%         (2.3)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $397,599       $399,452       $199,083        $78,474        $62,328
Ratios to average net assets:
 Net expenses (b) ................................       0.90%          0.94%          1.08%          1.09%          1.05%
 Gross expenses (b) ..............................       0.90%          0.95%          1.08%          1.09%          1.15%
 Net investment income (b) .......................       6.94%          7.42%          7.88%          8.02%          8.03%
Portfolio turnover rate ..........................        276%           161%           189%           205%           195%



                                                         YEAR        FOR THE PERIOD
                                                         ENDED        1/23/97* TO
                                                       12/31/98         12/31/97
OPEN SHARES                                          ------------   ---------------
Net asset value, beginning of period .............     $  9.66          $ 10.08
                                                       -------          -------
Income (loss) from investment operations:
 Net investment income ...........................        0.73             0.72
 Net realized and unrealized gain (loss) .........       (0.69)           (0.35)
                                                       -------          -------
 Total from investment operations ................        0.04             0.37
                                                       -------          -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.40)           (0.73)
 Net realized gain ...............................          --            (0.06)
 Capital .........................................       (0.28)              --
                                                       -------          -------
 Total distributions .............................       (0.68)           (0.79)
                                                       -------          -------
Net asset value, end of period ...................     $  9.02          $  9.66
                                                       =======          =======
TOTAL RETURN (A) .................................        0.4%             3.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $22,460          $15,300
Ratios to average net assets:
 Net expenses (b) ................................       1.28%            1.39%
 Gross expenses (b) ..............................       1.28%            1.44%
 Net investment income (b) .......................       6.60%            6.92%
SEE NOTES TO FINANCIAL HIGHLIGHTS.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

* Commencement of operations


(a) Total Returns are historical and assume changes in share price, reinvestments of dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Periods of less than one year are not annualized.


(b) Annualized for periods of less than one year.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

The Lazard Funds, Inc. (the "Fund") was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no-load, open-end management investment company. The Fund is comprised of twelve portfolios (each referred to as a "Portfolio"), as follows:
Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard Bantam Value Portfolio, Lazard Global Equity Portfolio, Lazard International Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard International Fixed-Income Portfolio and Lazard Strategic Yield Portfolio. Effective November 1, 1996, the Board of Directors of the Fund approved the offering of two different classes of shares for the Portfolios--Institutional Shares and Retail ("Open") Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. The Equity Portfolio is operated as a "diversified" fund as defined in the Act. The remaining Portfolios are "non-diversified".

2. SIGNIFICANT ACCOUNTING POLICIES


The following is a summary of significant accounting policies:


(A) VALUATION OF INVESTMENTS--Market values for equity securities listed on the New York Stock Exchange ("NYSE"), other U.S. exchanges or NASDAQ are based on the last quoted sales prices on the principal exchange on which the security is traded as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price, or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last quoted sales price; securities not traded on the valuation date are valued at the closing bid price.

Bonds and other fixed-income securities are valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities, or using brokers' quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers' quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Options on stocks and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is currently 4:10 p.m. Eastern Time). Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.

(B) PORTFOLIO SECURITY TRANSACTIONS AND INVESTMENT INCOME--Portfolio security transactions are accounted for on the trade date. Realized gains and losses on sales of investments are recorded on a specific identification basis and dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

(C) FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS--The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gains (losses) from foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income recorded on the Portfolio's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Certain Portfolios may enter into forward foreign currency contracts for risk management. Risk management includes hedging strategies which serve to reduce a Portfolio's exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which is purchased or sold. Upon entering into these contracts risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward foreign currency contracts is determined using forward exchange rates provided by a quotation service. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gains and losses are disclosed in the realized or unrealized gain (loss) on foreign currency in the accompanying Statements of Operations.

(D) FEDERAL INCOME TAXES--The Fund's policy is to continue to have each Portfolio qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any realized net capital gains to shareholders. Therefore, no federal income tax provision is required.

At December 31, 1998, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains. The capital loss carryforwards will expire on December 31, 2006, as follows:

PORTFOLIO                AMOUNT
------------------   -------------
Small Cap            $6,880,893
Emerging Markets     50,767,177
High Yield            1,150,441
Strategic Yield      14,900,897


Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

day of the following tax year. For the tax year ended December 31, 1998, the following Portfolios elected to defer net capital and currency losses arising between November 1, 1998 and December 31, 1998 as follows:

PORTFOLIO                    AMOUNT
------------------------- ------------
Global Equity             $   9,036
International Equity      2,186,212
International Small Cap      77,804
Emerging Markets          2,332,238
Bond                        147,945
High Yield                  916,890
Strategic Yield           6,526,143


(E) DIVIDENDS AND DISTRIBUTIONS--The Fund intends to declare dividends from net investment income daily on shares of Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio, and Strategic Yield Portfolio and to pay such dividends monthly. Dividends from net investment income on shares of Equity Portfolio will, beginning in 1999, be declared and paid annually, as is already the policy on shares of Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts annually to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book and tax differ-ences relating to shareholder distributions will result in reclassifications and may affect the allocation between investment income--net, realized gains--net, and paid in capital.

As a result of these book-tax differences, the Portfolios made the following reclassifications to the capital accounts for the period ended December 31, 1998:

                                     INCREASE (DECREASE)
                       ------------------------------------------------
                                          UNDISTRIBUTED     ACCUMULATED
                                            INVESTMENT       REALIZED
                            PAID IN           INCOME           GAIN
PORTFOLIO                   CAPITAL         (LOSS)-NET      (LOSS)-NET
---------------------- ----------------  ---------------   ------------
Equity                 $    (3,896)      $       --        $   3,896
Mid Cap                    (34,733)          34,733               --
Small Cap                       --          (11,267)          11,267
Bantam Value              (331,086)         331,086               --
Global Equity                   --          (15,993)          15,993
International Equity            --       (8,486,397)       8,486,397
International
   Small Cap                    --         (626,958)         626,958
Emerging Markets                --         (757,497)         757,497
Bond                            --           (7,258)           7,258
High Yield                 (40,186)          57,767          (17,581)
International Fixed-
   Income                  862,859       (1,690,968)         828,109
Strategic Yield        (13,821,243)       4,907,327        8,913,916


(F) ORGANIZATIONAL EXPENSES--Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations of each Portfolio, with the exception of the initial registration costs for Mid Cap Portfolio and High Yield Portfolio, which are being amortized over a one year period. In the event that any of the initial shares of any of the Portfolios are redeemed during such period, the appropriate Portfolio will be reimbursed by such holder for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

(G) ALLOCATION OF EXPENSES--Expenses not directly chargeable to a specific Portfolio are allocated primarily on the basis of relative net assets. The Portfolios will accrue distribution fees and shareholders' services fees to the respective class. Each Portfolio's income, expenses (other than the fees mentioned above) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(H) EXPENSE REDUCTIONS--Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(I) STRUCTURED INVESTMENTS--Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(J) DELAYED DELIVERY COMMITMENTS--Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash is maintained at the custodian in a segregated account in an amount at least equal to these commitments.

(K) ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION AGREEMENTS

The Fund has entered into investment management agreements (the "Management Agreements") with Lazard Asset Management (the "Manager"), a division of Lazard Freres & Co. LLC, on behalf of each Portfolio. Pursuant to the Management Agreements, the Manager will regularly provide the Portfolios with investment research, advice and supervision and furnish continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. Each of the Portfolios pays the Manager an investment management fee at the annual rate set forth below as a percentage of the average daily net assets of the relevant
Portfolio: Equity Portfolio, 0.75%; Mid Cap Portfolio, 0.75%; Small Cap Portfolio, 0.75%; Bantam Value Portfolio, 0.75%; Global Equity Portfolio, 0.75%; International Equity Portfolio, 0.75%; International Small Cap Portfolio, 0.75%; Emerging Markets Portfolio, 1.00%; Bond Portfolio, 0.50%; High Yield Portfolio, 0.75%; International Fixed-Income Portfolio, 0.75%; and Strategic Yield Portfolio, 0.75%. The investment management fees are accrued daily and payable monthly.

The Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective shares:

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                INSTITUTIONAL      OPEN
                                   SHARES         SHARES
                                   ANNUAL         ANNUAL
                                  OPERATING      OPERATING
PORTFOLIO                         EXPENSES       EXPENSES
----------------------------   --------------   ----------
Mid Cap                              1.05%          1.35%
Bantam Value                         1.05           1.35
Global Equity                        1.05           1.35
International Equity                   --           1.25
International Small Cap                --           1.43
Emerging Markets                       --           1.60
Bond                                 0.80           1.10
High Yield                           1.05           1.35
International Fixed-Income             --           1.35
Strategic Yield                        --           1.39

For the period ended December 31, 1998, the Manager did not impose all or part of its management fee, resulting in waivers of: $92,050 for the Mid Cap Portfolio--Institutional, $27,631 for the Mid Cap Portfolio--Open, $19,868 for Bantam Value Portfolio--Institutional, $20,864 for Bantam Value Portfolio--Open, $92,237 for Global Equity Portfolio--Institutional, $27,748 for Global Equity Portfolio--Open, $16,356 for International Small Cap Portfolio--Open, $17,870 for Emerging Markets Portfolio--Open, $11,309 for Bond Portfolio--Open,
$106,214 for High Yield Portfolio--Institutional, $1,725 for High Yield Portfolio--Open and $21,538 for International Fixed-Income Portfolio--Open. For the same period, the Manager has agreed to reimburse expenses amounting to $46,680 for Global Equity Portfolio--Institutional, $27,913 for Global Equity Portfolio--Open, and $17,352 for High Yield Portfolio--Open.

The Fund has engaged State Street Bank and Trust Company ("State Street") to provide certain administrative services. Each Portfolio bears the cost of such expenses at the annual rate of $37,500 plus $7,500 per additional class, and 0.02% of average assets up to $1 billion plus 0.01% of average assets over $1 billion. State Street has agreed to waive the $37,500 fee for the Mid Cap Portfolio and the High Yield Portfolio for one year or until each Portfolio reaches net assets of $50 million, if sooner than one year.

The Fund has a distribution agreement with Lazard Freres & Co. LLC ( the "Distributor"). The Distributor acts as distributor for shares of each of the Portfolios and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with distribution of shares.

The Distributor provides the Open Shares of each Portfolio with distribution services pursuant to a separate Distribution Plan ( the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Distributor is entitled to distribution fees from the Open Shares. The distribution fee is an asset-based fee to support distribution efforts and/or servicing of accounts. The Open Shares will pay a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Portfolio's Open Shares for such services under the 12b-1 plan adopted by the Fund. The distribution fee may be retained by the Distributor if an Open Shares shareholder invests directly through the Distributor. Usually the fees are paid to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute the Fund to the public.

Certain Directors of the Fund are Managing Directors of the Manager. The Fund pays each director who is not an officer of the Manager or an interested Director its allocable share of a fixed fee of $20,000 per year, plus $1,000 per meeting attended for the Fund and Lazard Retirement Series, Inc., a related party, and reimburses them for travel and out of pocket expenses.

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4. SECURITIES TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales of portfolio securities (excluding short-term securities), for the period ended December 31, 1998 were as follows:

PORTFOLIO                   PURCHASES             SALES
---------                   ---------             -----
Equity                  $  376,717,969      $  322,976,016
Mid Cap                     71,077,865          49,548,865
Small Cap                  920,425,918         666,023,146
Bantam Value                68,145,410          70,382,975
Global Equity               14,478,497           7,475,625
International
   Equity                1,476,601,503       1,016,242,686
International
   Small Cap               118,808,775          95,428,959
Emerging Markets           225,355,228          91,141,160
Bond (1)                   359,513,537         347,301,971
High Yield                 155,743,204         111,954,902
International
 Fixed-Income (2)          196,053,754         206,224,048
Strategic Yield (3)      1,174,069,468       1,103,003,518


(1) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $297,283,221 AND $290,790,971, RESPECTIVELY.

(2) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $18,533,747 AND $19,557,196, RESPECTIVELY.

(3) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $479,341,480 AND $412,931,475, RESPECTIVELY.

For the year ended December 31, 1998, Equity Portfolio, Mid Cap Portfolio, Bantam Value Portfolio, Small Cap Portfolio, Global Equity Portfolio, and Emerging Markets Portfolio paid brokerage commissions of $51,625, $5,270, $3,635, $61,090, $2,734 and $812, respectively, to Lazard Freres & Co. LLC for portfolio transactions executed on behalf of the Portfolios.

5. LINE OF CREDIT

The Fund has entered into a $50 million Line of Credit Agreement (the "Agreement") with State Street Bank and Trust Company effective April 24, 1996, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the bank's Cost of Funds plus 0.50%, on an annualized basis. Under this Agreement, the Fund has agreed to pay a 0.08% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 1998, the Fund had no borrowings under this Agreement.

================================================================================
THE LAZARD FUNDS, INC.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
The Lazard Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Lazard Funds, Inc. (comprised of Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard Bantam Value Portfolio, Lazard Global Equity Portfolio, Lazard International Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard International Fixed-Income Portfolio and Lazard Strategic Yield Portfolio) as of December 31, 1998 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 1998, the results of their operations for the year then ended and changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with generally accepted accounting principles.


                                                  ANCHIN, BLOCK & ANCHIN LLP



New York, New York
February 4, 1999

TAX INFORMATION (UNAUDITED)
THE LAZARD FUNDS, INC.
YEAR ENDED DECEMBER 31, 1998

The following tax information represents year end disclosures of various tax benefits passed through to shareholders for 1998.

The amount of long-term capital gain paid was as follows:



  PORTFOLIO                                  AMOUNT
  --------                                   ------
  Equity                                $27,923,199
  Mid Cap                                        --
  Small Cap                               5,615,464
  Bantam Value                              329,477
  Global Equity                             818,097
  International Equity                  122,836,110
  International Small Cap                13,581,815
  Emerging Markets                               --
  Bond                                      114,254
  High Yield                                     --
  International Fixed-Income                     --
  Strategic Yield                                --


Of the distributions made by the following Portfolios, the corresponding percentage representing the amount of each distribution which qualifies for the dividends received deduction available to corporate shareholders, is as follows:


  PORTFOLIO                               PERCENTAGE
  --------                               -----------
  Equity                                  100.00%
  Mid Cap                                  42.12
  Small Cap                               100.00
  Bantam Value                                --
  Global Equity                            37.94
  International Equity                      0.30
  International Small Cap                     --
  Emerging Markets                          1.10
  Bond                                        --
  High Yield                                  --
  International Fixed-Income                  --
  Strategic Yield                           2.60


The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

THE LAZARD FUNDS, INC.
30 Rockefeller Plaza
New York, New York 10112

TELEPHONE
(800) 823-6300

INVESTMENT MANAGER
Lazard Asset Management
30 Rockefeller Plaza
New York, New York 10112

Telephone: (212) 632-6400

DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

Telephone: (800) 986-3455

INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018


LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

                LAZARDFunds
                      30 Rockefeller Plaza
                      New York, NY 10112
                      Telephone (800) 823-6300
                      http://www.lazardfunds.com


This report is for the information of the stockholders of The Lazard Funds, Inc. Its use in connection with any offering of the Fund's shares is authorized only in the case of a concurrent or prior delivery of the Fund's current prospectus.

                             THE LAZARD FUNDS, INC.
                                     PART C

                                OTHER INFORMATION


ITEM 15. INDEMNIFICATION.

          The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, filed on February 26, 1999.

ITEM 16. Exhibits - All references are to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, filed on August 15, 1996 (File No. 33-40682) (the "Registration Statement") unless otherwise noted.

          (1)(a) Registrant's Articles of Incorporation are incorporated by reference to Exhibit (1) of the Registration Statement on Form N-1A, filed on May 20, 1991.

          (1)(b) Articles of Amendment to Articles of Incorporation are incorporated by reference to Exhibit (1)(b) of the Registration Statement.

          (1)(c) Articles Supplementary to Articles of Incorporation are incorporated by reference to Exhibit (1)(c) of the Registration Statement.

          (2)       Registrant's Bylaws are incorporated by reference to Exhibit
                    (2) of the Registration Statement on Form N-1A, filed on May 20, 1991.

          (3)       Not Applicable.

          *(4)      Form of Agreement and Plan of Reorganization.

          (5)       Not Applicable.

          (6)(a) Investment Management Agreement between Registrant, on behalf of its Lazard Small Cap Portfolio, and Lazard Asset Management is incorporated by reference to Exhibit (5)(e) of Post-Effective Amendment No. 6 of the Registration Statement on Form N1-A, filed on March 31, 1994.


--------

*    Filed herewith as Exhibit A to the Prospectus/Proxy Statement.

          (6)(b) Investment Management Agreement between Registrant, on behalf of its Lazard Bantam Value Portfolio, and Lazard Asset Management is incorporated by reference to Exhibit
                    (5)(j) of Post-Effective Amendment No. 8 of the Registration Statement on Form N1-A, filed on October 13, 1995.

          (7) Distribution Agreement, as revised, is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 10 to the Registration Statement.

          (8)       Not Applicable.

          (9)       Custodian Agreement is incorporated by reference to Exhibit
                    (8) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1991.

          (10)(a) Distribution and Servicing Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 15 to the Registration Statement on Form N1-A, filed on October 31, 1997.

          (10)(b) Rule 18f-3 Plan is incorporated by reference to Exhibit (18) of the Registration Statement.

          (11)(a) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on December 27, 1995.

          (11)(b)   Consent of Stroock & Stroock & Lavan LLP.

          (12) Opinion and consent of Stroock & Stroock & Lavan LLP regarding tax matters.

          (13)      Not Applicable.

          (14)      Consent of Independent Auditors.

          (15)      Not Applicable.

          (16)      Powers of Attorney.***

          (17)(a)   Form of Proxy.****

          (17)(b)   Registrant's Prospectus dated May 1, 1999.****

ITEM 17. UNDERTAKINGS.

          (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

------------------------
***  Incorporated by reference to the signature page hereto.
**** Filed herewith as part of the Prospectus/Proxy Statement.

                                   SIGNATURES

          As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 28th day of May, 1999.

                                  THE LAZARD FUNDS, INC.

                                  (Registrant)

                                   By:   /S/ HERBERT W. GULLQUIST*
                                         -------------------------------
                                         Herbert W. Gullquist, President

          Each person whose signature appears below on this Registration Statement hereby constitutes and appoints William G. Butterly, III and James Giallanza, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/S/ HERBERT W. GULLQUIST*          President (Principal
-------------------------          Executive Officer)
Herbert W. Gullquist               and Director                  May 28, 1999


/S/ JAMES GIALLANZA*                Treasurer (Principal
-------------------------           Accounting and
James Giallanza                     Financial Officer)           May 28, 1999


/S/ NORMAN EIG*                     Chairman of the Board
-------------------------           of Directors                 May 28, 1999
Norman Eig


/S/JOHN J. BURKE*                   Director                     May 28, 1999
-------------------------
John J. Burke


/S/ KENNETH S. DAVIDSON*            Director                     May 28, 1999
-------------------------
Kenneth S. Davidson


/S/ CARL FRISCHLING*
-------------------------           Director                     May 28, 1999
Carl Frishling


/S/ LESTER Z. LIEBERMAN*            Director                     May 28, 1999
-------------------------
Lester Z. Lieberman


/S/ RICHARD REISS, JR.*             Director                     May 28, 1999
-------------------------
Richard Reiss, Jr.


/S/ JOHN RUTLEDGE*                  Director                     May 28, 1999
-------------------------
John Rutledge


/S/ WILLIAM KATZ*                   Director                     May 28, 1999
-------------------------
William Katz


By:  /S/ WILLIAM G. BUTTERLY, III
     ----------------------------
     William G. Butterly, III
     Attorney-in-fact

                                INDEX OF EXHIBITS

(11)(b)  Consent of Stroock & Stroock & Lavan LLP
(12) Opinion and consent of Stroock & Stroock & Lavan LLP regarding tax matters
(14)     Consent of Independent Auditors